UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C Information

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

[X]	Definitive Information Statement

ONCBIOMUNE PHARMACEUTICALS, INC.

(Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: Series D-1 Convertible Preferred Stock, par value $0.0001 per share

(2)	Aggregate number of securities to which transaction applies: 1,000

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $9,104.98

(4)	Proposed maximum aggregate value of transaction: $9,104,855

(5)	Total fee paid: $1,820.98

[X]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ONCBIOMUNE PHARMACEUTICALS, INC.

15000 W. 6th Ave., #400

Golden, CO 80401

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS WITHOUT A SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

On June 5, 2020, we consummated the acquisition contemplated by the Asset Purchase Agreement dated May 12, 2020 between OncBioMune Pharmaceuticals, Inc., a Nevada corporation (the “Company” or “we”) and Avant Diagnostics, Inc., a Nevada corporation (“Avant”) (the “Asset Purchase Agreement”). Pursuant to the Asset Purchase Agreement, we acquired substantially all of the assets of Avant, a commercial-stage molecular data-generating company, for 1,000 shares of Series D-1 Preferred Convertible Stock, which will be convertible into shares of common stock equal to approximately 54.55% of the Company. The number of shares of our common stock to be issued upon conversion of the Series D-1 Preferred, together with the shares currently outstanding and shares reserved pursuant to outstanding convertible securities, exceeds the number of shares currently authorized under the Amended and Restated Articles of Incorporation of the Company (the “Articles of Incorporation”). Accordingly, we will amend the Articles of Incorporation to increase the authorized number of shares of our common stock from 6,666,667 shares to 12,000,000,000 shares. In connection with the acquisition, we also intend to amend our Articles of Incorporation to change the name of the Company to “Theralink Technologies, Inc.” These actions were approved on April 28, 2020 by the Board of Directors of the Company and on May 11, 2020 by the holders of more than a majority of our outstanding voting capital stock (the “Majority Stockholders”), by written consent in lieu of a special meeting in accordance with our Articles of Incorporation and the Nevada Revised Statutes of the State of Nevada (the “NRS”).

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES ENTITLED TO VOTE HAVE VOTED TO AUTHORIZE THE CORPORATE ACTION. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the Board of Directors,

/s/ Mick Ruxin, M.D.
Mick Ruxin, M.D.
Chief Executive Officer
August 31, 2020

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ONCBIOMUNE PHARMACEUTICALS, INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN CONSENT OF STOCKHOLDERS OWNING A MAJORITY OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

GENERAL

OncBioMune Pharmaceuticals, Inc. (the “Company,” “we” or “us”) is furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors (the “Board”) on April 28, 2020, and the holders of more than a majority of our outstanding voting capital stock (the “Majority Stockholders”) on May 11, 2020, in accordance with the relevant sections of the Nevada Revised Statutes of the State of Nevada (the “NRS”).

This Information Statement is being mailed on or about August 31, 2020 to stockholders of record on May 11, 2020 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES ENTITLED TO VOTE HAVE VOTED TO AUTHORIZE THE CORPORATE ACTION. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTION

On April 28, 2020, the Board approved resolutions, and on May 11, 2020, the Majority Stockholders delivered executed written consents, authorizing and approving the taking of all steps necessary to amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to (i) increase the Company’s authorized common stock, par value $0.0001 per share (the “Common Stock”) from 6,666,667 shares to 12,000,000,000 shares (the “Authorized Increase”) and (ii) to change the name of the Company from “OncBioMune Pharmaceuticals, Inc.” to “Theralink Technologies, Inc.” (together with the Authorized Increase, the “Amendment”).

OUTSTANDING SHARES AND VOTING RIGHTS

Each share of Common Stock entitles its holder to one vote on each matter submitted to the Company’s stockholders. Each share of Series A Preferred entitles its holder to 500 votes, and each share of Series B Preferred entitles its holder to 100 votes on each matter submitted to the Company’s stockholders. As of the Record Date, our authorized capitalization consisted of 6,667,667 shares of Common Stock, of which 1,398,070 shares of Common Stock issued and outstanding, 1,334 shares of Series A Preferred issued and outstanding and 3,856 shares of Series B Preferred issued and outstanding. Each share of Series A Preferred has 500 votes so the total voting power of the Series A Preferred is 667,000 votes. Each share of Series B Preferred has 100 votes so the total voting power of the Series B Preferred is 385,600 votes. Accordingly, the combined voting power of all of the Series A Preferred, Series B Preferred and all the Common Stock was 2,450,670 votes. Six stockholders holding a majority of our voting power, or an aggregate of 1,229,320 votes (50.2%), delivered an executed written consent dated May 11, 2020, authorizing the Amendment.

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As the Majority Stockholders have consented to the Amendment on May 11, 2020, in lieu of a special meeting in accordance with 78.320 of the NRS, and because the Majority Stockholders have sufficient voting power to approve such actions through their ownership of the Company’s capital stock, no other stockholder vote will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Exchange Act, the Amendment will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the SEC and a copy hereof has been mailed to each of the Company’s stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about August 31, 2020. Therefore, the Company anticipates that the Authorized Capital Increase will be effective, and the Certificate amending our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or around September 21, 2020.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s Common Stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

No Dissenter’s Rights

As set forth in Article 6 of our Articles of Incorporation, we have elected not to be governed by NRS 78.3793 and therefore no shareholder is entitled to dissenter’s rights in connection with the Amendment or the Authorized Increase and we will not provide our stockholders with such rights.

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SUMMARY

Amendment to Certificate of Incorporation

As of May 11, 2020, we had 1,398,070 shares of our common stock outstanding, 5,268,597 shares of our common stock reserved for issuance pursuant to outstanding convertible securities. We do not have a sufficient number of shares of common stock authorized to convert the Series D-1 Preferred issued to Avant pursuant to the terms of the Asset Purchase Agreement. Therefore, we intend to amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 6,666,667 to 12,000,000,000.

We also intend to amend our Articles of Incorporation to change the name of the Company from “OncBioMune Pharmaceuticals, Inc.” to “Theralink Technologies, Inc.”

Shareholders holding approximately 50.2% of our voting capital stock on May 11, 2020, executed a written consent approving the Amendment on May 11, 2020.

Information About Avant

Avant Diagnostics, Inc., a Nevada corporation (“Avant”) is a commercial-stage molecular data-generating company that focuses on the development and commercialization of a series of patented, proprietary data-generating assays that may provide important actionable information for physicians and patients, as well as biopharmas, in the areas of oncology. Avant’s near-term goal is to commercialize the technology originally developed by Theranostics Health, Inc. (“Theranostics”), a company whose assets Avant acquired in May 2016.

Description of the Asset Sale Transaction

On June 5, 2020 (the “Closing Date”), the Company consummated the transactions contemplated by that Asset Purchase Agreement dated May 12, 2020 by and between the Company and Avant. Pursuant to the Asset Purchase Agreement, the Company acquired substantially all of the assets of Avant and assumed certain of its liabilities (the “Asset Sale Transaction”). Upon the terms and subject to the conditions of the Asset Purchase Agreement, Avant agreed to sell to the Company all of Avant’s title and interest in, to and under all of the assets, properties and rights of every kind and nature, whether real, personal or mixed, tangible or intangible (including goodwill), wherever located and whether now existing or hereafter acquired, except for the specific excluded assets, which relate to, or are used or held for use in connection with, Avant’s business (the “Transferred Assets”). The Company also hired substantially all of Avant’s employees on the Closing Date.

As consideration for the Asset Sale Transaction, Company issued 1,000 shares of Series D-1 Convertible Preferred Stock of the Company (the “Series D-1 Preferred”). Upon the effectiveness of the Corporate Action, all such shares of Series D-1 Preferred issued to Avant shall automatically convert into approximately 4,441,400,000 shares of Common Stock of the Company.

The obligation of the Company to consummate the Asset Sale Transaction was subject to the satisfaction or waiver of a number of closing conditions, all of which were satisfied, including (i) the exchange of all of our outstanding convertible promissory notes (the “Convertible Notes”) and related warrants, if applicable, by the holders thereof for shares of Series C-1 Convertible Preferred Stock of the Company (the “Series C-1 Preferred”) or shares of Series C-2 Convertible Preferred Stock of the Company (the “Series C-2 Preferred”); (ii) the completion of a private placement of shares of Series C-2 Preferred for cash; (iii) the settlement of certain amounts of the Company’s outstanding indebtedness for shares of Series D-2 Convertible Preferred Stock of the Company (the “Series D-2 Preferred”); and (iv) the Company appointing Mick Ruxin, M.D. as it’s President and Chief Executive Officer and as a director and appointing Jeffrey Busch as the Chairman of the Board of Directors. In addition, the exchange of the outstanding Convertible Notes was conditioned upon the exchange of certain shares of the Company’s Series A Preferred Stock and all of the Series B Preferred Stock by the holder thereof for shares of Series D-2 Preferred Stock. Upon the effectiveness of the Amendment, all shares of Series D-2 Preferred issued on the Closing Date shall automatically convert into approximately 43,300,000 shares of Common Stock of the Company.

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On the Closing Date, the Company entered into employment agreements with Dr. Ruxin and Mr. Busch. Dr. Ruxin’s employment agreement has a duration of five years, commencing on the Closing Date. Pursuant to his employment agreement, Dr. Ruxin was appointed as a director and President & Chief Executive Officer of the Company. Mr. Busch’s employment agreement has a duration of five years, commencing on the Closing Date. Pursuant to his employment agreement, Mr. Busch was appointed as Chairman of the Board of Directors of the Company.

Registration under Securities Act

The issuance of the Series D-1 Preferred to Avant was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and, as such, the Company’s shares of Series D-1 Preferred issued in the Transaction and the shares of common stock issuable upon conversion thereof may not be offered or sold unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. The Asset Purchase Agreement contains a covenant that the Company will register the shares of common stock that will be issued to Avant upon conversion of the Series D-1 Preferred with the SEC, and Avant has the right to have its shares registered in any registration statements that we file.

Accounting Treatment

The Asset Sale Transaction is being accounted for, in substance, as an asset acquisition of the Company’s net assets by Avant as the Company does not meet the definition of a business under accounting rules. Avant is considered the historical registrant and the historical operations presented will be those of Avant.

THE AMENDMENT

The Amendment will change the name of the Company from “OncBioMune Pharmaceuticals, Inc.” to “Theralink Technologies, Inc.” The Amendment will also increase the number of shares of our common stock, par value $0.0001 per share, that we may issue from 6,666,667 to 12,000,000,000 shares. A copy of the proposed Certificate of Amendment to our Articles of Incorporation is attached to this Information Statement as Annex B.

Effects of the Amendment

The Company’s name will change from “OncBioMune Pharmaceuticals, Inc.” to “Theralink Technologies, Inc.”

As of August 17, 2020, we had 6,666,667 shares of common stock, par value $0.0001 per share, authorized for issuance, of which 1,398,070 shares were issued and outstanding and 5,718,598 shares reserved for issuance pursuant to outstanding convertible securities. After amending our Articles of Incorporation, we will have 12,000,000,000 shares of common stock authorized for issuance.

The increase in the number of authorized shares of our common stock does not affect the number of shares of stock presently outstanding, nor does it affect the number of shares that you own. However, our issuance of the shares of Series D-1 Preferred in the Asset Sale Transaction, and their subsequent conversion to Common Stock, along with the issuance of the shares of Series D-2 Preferred in the related transactions, and their subsequent conversion to Common Stock, will dilute your percentage ownership of the Company, and any issuance of additional shares subsequent to the consummation of the transactions contemplated by the Asset Purchase Agreement may further dilute your percentage ownership of the Company. We do not intend to solicit authorization from our shareholders for the future issuance of the newly authorized shares unless we are required to obtain such authorization by law or by the rules of any securities exchange on which our shares are listed.

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Shareholders holding approximately 50.2% of our voting capital stock on May 11, 2020, executed a written consent approving the Amendment on May 11, 2020. The Company anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about August 31, 2020. Therefore, the Company anticipates that the Authorized Capital Increase will be effective, and the Certificate amending our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or around September 21, 2020.

THE ASSET PURCHASE AGREEMENT AND RELATED AGREEMENTS

The Asset Purchase Agreement

The following is a summary of certain material provisions of the Asset Purchase Agreement, a copy of which is attached to this Information Statement as Annex A, and which is incorporated by reference into this Information Statement. This summary does not purport to be complete and may not contain all of the information about the Asset Purchase Agreement that is important to you. The Company encourages you to carefully read the Asset Purchase Agreement in its entirety, as the rights and obligations of the parties are governed by the express terms of the Asset Purchase Agreement and not by this summary or any other information contained in this Information Statement.

The Parties

The parties to the Asset Purchase Agreement are the Company and Avant.

The Transaction

Pursuant to the terms of the Asset Purchase Agreement, the Company acquired substantially all of the assets and certain liabilities of Avant in return for which we issued Avant 1,000 shares of Series D-1 Preferred. Upon the effectiveness of the Authorized Capital Increase, those shares of Series D-1 Preferred shall convert into approximately 4,441,400,000 shares of Common Stock (approximately 99% of our issued and outstanding stock on the date of conversion).

Assets Being Acquired

1. License Agreement, dated September 15, 2006, between George Mason Research Foundation (“GMU”) and Avant Diagnostics, Inc. (as successor in interest to Theranostics Health, LLC). This Agreement grants Avant the exclusive (subject to the reservations discussed below) worldwide license, with the right to grant sublicenses, under the licensed inventions to make, have made, import, use, market, offer for sale and sell products designed, manufactured, used and/or marketed for all fields and for all uses, subject to the exclusions discussed below. This Agreement also grants an exclusive option to license to past, existing, or future inventions in the field of Theranostics, from inventors that are obligated to assign to GMU and who have signed a memorandum of understanding acknowledging that developed intellectual property will be offered, subject to the exclusions discussed below. The license and option granted specifically excludes biomarkers for lung, ovarian, and breast cancers in a diagnostic field of use and GMU inventions developed using materials obtained from third parties under agreements granting rights to inventions made using said materials. The Agreement grants Avant the right to assign or otherwise transfer the license so long as such assignment or transfer is accompanied by a change of control transaction and GMU is given 14 days prior notice. In addition, the Company is required to make an annual payment of $50,000 to GMU as well as pay GMU (i) a quarterly royalty equal to the net revenue multiplied by one and one-half percent (1.5%), due on a quarterly basis or (i) a quarterly sublicense royalty equal to the net revenue multiplied by fifteen percent (15%). In addition, Avant has the right of first refusal for all technology associated with RPPA technology from GMU.

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2. Patent License Agreement, dated March 21, 2008, between National Institutes of Health (“NIH”) and Avant Diagnostics, Inc. (as successor in interest to Theranostics Health, LLC). This Agreement grants a United States license to patents for methods and devices for isolation and analysis of cellular protein content and combinatorial therapy for protein signaling diseases. In addition, the Company is required to make an annual payment of $5,000 to NIH as well as pay NIH a royalty equal to the net sales multiplied by three percent (3.0%) every June 30th and December 31st of the year. In addition, a sublicense royalty equal to the net revenue multiplied by ten percent (10%) will be payable upon sublicensing.

3. Lease, dated December 20, 2019 for the premises located at 15000 West 6th Ave., Golden, Colorado where Avant’s laboratory is located.

4. Cash deposits of $466,534.

5. Laboratory equipment of the approximate value of $672,787.

Liabilities Being Assumed

1. Accounts payables of $227,192

The Closing

The closing occurred on June 5, 2020 (the “Closing Date”).

Representations and Warranties

The Asset Purchase Agreement contains customary representations and warranties made by each of the Company and Avant. The representations and warranties of each party set forth in the Asset Purchase Agreement have been made solely for the benefit of the other parties to the Asset Purchase Agreement. The Asset Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Asset Sale Transaction that is contained in, or incorporated by reference into, this Information Statement, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company may make with the Securities and Exchange Commission.

Appointment of Officers and Directors

The Company appointed Mr. Busch, Dr. Ruxin and Yvonne Fors to its Board of Directors and designated Mr. Busch as Chairman of the Board of Directors, which became effective ten days after the mailing of a Schedule 14F-1 information statement to all holders of record of our common stock. The Company also appointed Mick Ruxin, M.D. as it’s President & Chief Executive Officer, which was effective as of the Closing Date.

Conditions to Closing

The Asset Purchase Agreement contained a number of conditions to closing, all of which were satisfied, including:

●	the exchange of all of our outstanding Convertible Notes and related warrants, if applicable, by the holders thereof for shares of our Series C-1 Convertible Preferred Stock;

●	the completion of a private placement of additional shares of Series C-2 Preferred for cash;

●	the settlement of certain of the Company’s outstanding indebtedness for shares of Series D-2 Convertible Preferred Stock;

●	the appointment of Messrs. Busch, Ruxin and Ms. Fors to our Board of Directors; and

●	the entry into employment agreements with Messrs. Busch and Ruxin and the appointment of Dr. Ruxin as the President & Chief Executive Officer of the Company.

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Indemnification

Subject to certain exceptions and other provisions, Avant agreed to indemnify, defend and hold harmless us, and our stockholders, affiliates, officers, directors, employees, agents, representatives, successors and assigns for breaches of certain representations and warranties and certain other matters. Similarly, subject to certain exceptions and other provisions we agreed to indemnify, defend and hold harmless Avant, and our stockholders, affiliates, officers, directors, employees, agents, representatives, successors and assigns for breaches of certain representations and warranties and any fees or expenses incurred by us in connection with the Asset Sale Transaction. Neither party shall be liable for any loss until the aggregate amount of all Losses thereunder exceeds $25,000 and the aggregate indemnity amount payable by any indemnifying party cannot exceed $100,000; provided however, such limits are not applicable with respect to certain fundamental matters or common law fraud or intentional misrepresentation, which are capped at $9.1 million. The representations and warranties contained in the Asset Purchase Agreement will survive for a period of 12 months following the Closing Date.

The Employment Agreements

Mick Ruxin, M.D.

In connection with Dr. Ruxin’s appointment as Chief Executive Officer, President and a director of the Company, the Company and Dr. Ruxin entered into an employment agreement, which became effective on the Closing Date (the “Ruxin Employment Agreement”).

The Ruxin Employment Agreement provides that Dr. Ruxin will be employed for a five-year term commencing on the closing date of the Asset Sale Transaction, automatically extended for one additional year upon the fifth anniversary of the effective date without any affirmative action, unless either party to the agreement provides at least sixty (60) days’ advance written notice to the other party that the employment period will not be extended. Dr. Ruxin will be entitled to receive an annual base salary of $300,000 and will be eligible for an annual discretionary bonus of 150% of such base salary. In the Ruxin Employment Agreement, Dr. Ruxin is also guaranteed (i) a one time grant of 49,047,059 Restricted Stock Units (RSUs) and (ii) a one time grant of options to purchase 420,691,653 shares of Common Stock, both of which will be subject to the terms and conditions of the applicable award agreement when executed. Dr. Ruxin is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

Dr. Ruxin is an “at-will” employee and his employment may be terminated by the Company at any time, with or without cause. In the event Dr. Ruxin’s termination of employment is the result of termination by the Company without Cause (as defined in the Ruxin Agreement) with Good Reason (as defined in the Ruxin Agreement) or as a result of a non-renewal of the term of employment under the Ruxin Agreement, Dr. Ruxin shall be entitled to receive the sum of (I) the Severance Multiple (as defined below), multiplied by his base salary immediately prior to such termination and (II) a pro-rata portion of his bonus for the year in which such termination occurs equal to (a) his bonus for the most recently completed calendar year (if any), multiplied by (b) a fraction, the numerator of which is the number of days that have elapsed from the beginning of such calendar year through the date of termination and the denominator of which is the total number of days in such calendar year. “Severance Multiple” shall mean 3.0; provided, however, that if the date of termination occurs on or at any time during the twelve (12)-month period following a Change in Control (as defined in the Ruxin Agreement), the Severance Multiple shall mean 4.0. In addition, the Company shall accelerate the vesting of any outstanding, unvested equity awards granted to Dr. Ruxin prior to the date of termination and he shall be entitled to reimbursement of any COBRA payment made during the 18-month period following the date of termination.

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The Ruxin Agreement also contains covenants (a) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and in the event of termination, for a period of one year thereafter, (b) prohibiting the executive from disclosing confidential information regarding us, and (c) soliciting our employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

Jeffrey Busch

In connection with Mr. Busch’s appointment as Chairman of the Board of Directors, the Company and Mr. Busch entered into an employment agreement, which become effective as of the closing of the Asset Sale Transaction (the “Busch Employment Agreement”).

The Busch Employment Agreement provides that Mr. Busch will be employed for a five-year term commencing on the closing date of the Asset Sale Transaction, automatically extended for one additional year upon the fifth anniversary of the effective date without any affirmative action, unless either party to the agreement provides at least sixty (60) days’ advance written notice to the other party that the employment period will not be extended. Mr. Busch will be entitled to receive an annual base salary of $60,000 and will be eligible for an annual discretionary bonus. In the Busch Employment Agreement, Mr. Busch is also guaranteed (i) a one time grant of 49,047,059 Restricted Stock Units (RSUs) and (ii) a one time grant of options to purchase 420,691,653 shares of Common Stock, both of which will be subject to the terms and conditions of the applicable award agreement when executed. Mr. Busch is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

Mr. Busch is an “at-will” employee and his employment may be terminated by the Company at any time, with or without cause. In the event Mr. Busch’s termination of employment is the result of termination by the Company without Cause (as defined in the Busch Agreement) with Good Reason (as defined in the Busch Agreement) or as a result of a non-renewal of the term of employment under the Busch Agreement, Mr. Busch shall be entitled to receive the sum of (I) the Severance Multiple (as defined below), multiplied by his base salary immediately prior to such termination and (II) a pro-rata portion of his bonus for the year in which such termination occurs equal to (a) his bonus for the most recently completed calendar year (if any), multiplied by (b) a fraction, the numerator of which is the number of days that have elapsed from the beginning of such calendar year through the date of termination and the denominator of which is the total number of days in such calendar year. “Severance Multiple” shall mean 3.0; provided, however, that if the date of termination occurs on or at any time during the twelve (12)-month period following a Change in Control (as defined in the Busch Agreement), the Severance Multiple shall mean 4.0. In addition, the Company shall accelerate the vesting of any outstanding, unvested equity awards granted to Mr. Busch prior to the date of termination and he shall be entitled to reimbursement of any COBRA payment made during the 18-month period following the date of termination.

The Busch Agreement also contains covenants (a) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and in the event of termination, for a period of one year thereafter, (b) prohibiting the executive from disclosing confidential information regarding us, and (c) soliciting our employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

RISKS RELATED TO THE TRANSACTION

In addition to the risk factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 25, 2020, a copy of which is attached to this Information Statement as Annex C, and which is incorporated by reference into this Information Statement, below please find additional risk factors which relate to the Asset Sale Transaction. You should consider the following factors in conjunction with the other information included or incorporated by reference in this Information Statement. You should carefully consider all of the risks described in our Annual Report on Form 10-K, the risks described below and the other information contained in this Information Statement. If any of the risks described in our Annual Report on Form 10-K or described in this Information Statement actually occur, our business, financial condition and results of operations could be materially adversely affected.

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We expect to incur significant costs and expenses in connection with the Transaction, which could result in our not realizing some or all of the anticipated benefits of the Transaction.

We expect to incur significant one-time, pre-tax closing costs in connection with the Transaction. These costs include legal and accounting fees, printing expenses and other related charges incurred and expected to be incurred. We expect to incur one-time cash and non-cash costs related to the integration of Avant, which cannot be estimated at this time. There can be no assurance that the costs incurred by us in connection with the Transaction will not be higher than expected or that the Company will not incur additional unanticipated costs and expenses in connection with the Transaction.

The Asset Sale Transaction entails several risks, including:

●	Management anticipates that additional funds may be required to implement its business plan. However, there can be no assurance that management will be successful in raising such additional capital.

●	Our current stockholders have been diluted by the shares issued as part of the Asset Purchase and may be diluted by future issuances of shares to satisfy our working capital needs. We issued 54.55% of the fully-diluted capital stock as shares of Series D-1 Preferred to Avant as part of the Asset Purchase. Upon their conversion, the above issuances, along with the issuance and conversion of the Series D-2 Preferred to the holders of certain of our debt, will reduce the percentage ownership of our current stockholders to 0.3% of the issued outstanding shares of our common stock.

●	Avant will own 99% of our common stock following the conversion of the Series D-1 Preferred, which will prevent other stockholders to influence corporate matters.

SPECIAL FACTORS

Reasons for Asset Sale Transaction and Recommendation of our Board

In reaching its decision to approve the Asset Purchase Agreement and the Asset Sale Transaction, and to recommend that our stockholders vote to approve the Asset Sale Proposal, our Board of Directors consulted with management and outside financial and legal advisors. Our Board considered a number of factors relating to the Asset Purchase Agreement and the Asset Sale Transaction, including, without limitation: (i) historical information regarding the Company’s business, financial performance and results of operations and market prices, volatility and trading activity with respect to the Company’s common stock; (ii) current information regarding the Company’s business, prospects, financial condition, operations, technology, products, services, management, competitive position and strategic business goals and objectives, general economic, industry and financial market condition and the Company’s current financial and cash positions; (iii) the Board’s belief that the Asset Sale Transaction was more favorable to the Company’s stockholders than any other alternative reasonably available to the Company and its stockholders, including the alternative of retaining the Company’s current business; (iv) the fact that, pursuant to the Asset Purchase Agreement, Avant will retain the Excluded Liabilities (as defined herein); (v) the fact that the Asset Sale Transaction should not be taxable to the Company; and (vi) all other factors the Board deemed relevant.

Interests of Certain Persons in the Transaction

To our knowledge, no shareholder of the Company is currently a stockholder of Avant. One holder of the convertible promissory notes of the Company, who exchanged such notes for Series C-2 Preferred Stock, is also a holder of Series C preferred stock of Avant.

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General Changes Resulting From the Transaction

We intend to carry on the business of Avant. We intend to change our name from “OncBioMune Pharmaceuticals, Inc.” to “Theralink Technologies, Inc.”

Accounting Treatment

The Asset Sale Transaction is being accounted for, in substance, as an asset acquisition of the Company’s net assets by Avant as the Company does not meet the definition of a business under accounting rules. Avant is considered the historical registrant and the historical operations presented will be those of Avant.

Past Contacts, Transactions or Negotiations

The terms of the Asset Purchase Agreement are the result of arm’s-length negotiations between representatives of the Company, Avant and certain secured debt holders of the Company. The following is a summary of the background of these negotiations and the Transaction.

In July 2019, Dr. Brian Barnett, the former Chief Executive Officer of the Company, Andrew Kucharchuk, the Chief Financial Officer, and Mick Ruxin, M.D., Avant’s Chief Executive Officer and Jeffrey Busch, Avant’s Chairman, held a telephonic meeting to discuss a possible transaction between the parties. On July 20, 2019, the Company and Avant executed a non-disclosure agreement.

On November 6, 2019, Dr. Ruxin communicated to Mr. Kucharchuk that representatives from the Company’s secured debt holders had agreed that the proposed transaction was in the best interests of the Company, its shareholders and its debt holders. Dr. Ruxin and representatives from the Company proceeded to negotiate a term sheet outlining the proposed transaction and to begin due diligence with respect to Avant. The Company began to conduct business due diligence on Avant. During November and December 2019 and January 2020, the parties and their counsel worked to prepare a letter of intent, which was fully executed on January 23, 2020.

Throughout January, February, March, April and May of 2020, the parties and their counsel worked to prepare an asset purchase agreement and the related ancillary documents. During this time management of the Company conducted conference calls with members of the Board of Directors of the Company to update them on the status of the proposed Transaction and to apprise them of the work remaining.

On April 28, 2020, the Company’s Board of Directors met to discuss the terms and conditions of the Transaction and to review the Asset Purchase Agreement and the other transaction documents. At that meeting, K&L Gates LLP reviewed and discussed with the Board of Directors the proposed terms of the Asset Purchase Agreement and related agreements. The members of the Board of Directors asked questions of the Company’s management and K&L Gates LLP. After careful consideration and discussion, the Company’s board of directors, on behalf of the Company, unanimously (i) declared the Asset Purchase Agreement and the other agreements contemplated thereby advisable for business reasons and in the best interests of the Company, (ii) approved the Asset Purchase Agreement and the other agreements contemplated thereby, (iii) authorized the officers of the Company to execute, deliver and perform the Asset Purchase Agreement and the other agreements contemplated thereby, and (iv) approved the Amendment. On May 11, 2020, the stockholders holding the majority of the voting power of our capital stock approved the Amendment.

On May 12, 2020, final details on the Asset Purchase Agreement and related documents were resolved by the parties and their counsel and the Asset Purchase Agreement was executed by the Company and Avant. On June 5, 2020, all conditions precedent for the closing were satisfied, and the parties closed the Asset Sale Transaction.

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ONCBIOMUNE PHARMACEUTICALS, INC.

Description of Business

The Company is a clinical-stage biopharmaceutical company engaged in the development of novel cancer immunotherapy products, with a proprietary vaccine technology that is designed to stimulate the immune system to attack its own cancer while not attacking the patient’s healthy cells. The Company has proprietary rights to an investigational immunotherapy platform with an initial focus on prostate and breast cancers but that may be used to fight any solid tumor. The Company is also developing targeted therapies. Its mission is to improve overall patient condition through innovative bio-immunotherapy with proven treatment protocols, to lower deaths associated with cancer and to reduce the cost of cancer treatment.

OUR PRINCIPAL SHAREHOLDERS

Stock Ownership of Principal Owners and Management Before Consummation of the Transaction

The following table sets forth certain information regarding beneficial ownership of our common stock and preferred stock as of May 11, 2020, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each director and each of our Named Executive Officers and (iii) all executive officers and directors as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner(1)	Common Stock Beneficial Ownership		Percent of Class(2)	Series A Preferred Beneficial Ownership	Percent of Class(3)	Outstanding Series B Preferred Beneficial Ownership	Percent of Class(4)
Named Executive Officers and Directors:
Jonathan F. Head, Ph. D.	195,902	(5)	14.0%	667	50.0%	3,856	100%
Andrew A. Kucharchuk	296,667	(6)	21.2%	-	-	-	-
Daniel S. Hoverman	8,467	(7)	*	-	-	-	-
Charles L. Rice, Jr.	8,467	(8)	*	-	-	-	-
Robert N. Holcomb	5,757	(9)	*
All executive officers and directors as a group (five persons)	515,260		36.9%	666	50.0%	3,856	100%

Other 5% Stockholders:
Robert L. Elliott, Jr. M.D.	22,569		1.6%	667	50.0%	-	-

* Less than 1%.

(1)	Unless otherwise indicated, the business address of each person listed is in care of OncBioMune Pharmaceuticals, Inc., 15000 W. 6th Ave., #400, Golden, CO 80401.

(2)	The number and percentage of shares beneficially owned are determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares over which the individual or entity has voting power or investment power and any shares of common stock that the individual has the right to acquire within 60 days of May 11, 2020, through the exercise of any stock option or other right. As of May 11, 2020, 1,398,070 shares of the Company’s common stock were outstanding.

(3)	Holders of our Series A preferred stock are entitled to 500 votes per share.

(4)	Holders of our Series B preferred stock were entitled to 100 votes per share.

(5)	Includes 6,667 shares issuable upon exercise of options exercisable on May 11, 2020.

(6)	Includes 6,667 shares issuable upon exercise of options exercisable on May 11, 2020.

(7)	Includes 8,467 shares issuable upon exercise of options exercisable within 60 days of May 11, 2020.

(8)	Includes 8,467 shares issuable upon exercise of options exercisable within 60 days of May 11, 2020.

(9)	Includes 4,000 shares issuable upon exercise of options exercisable within 60 days of May 11, 2020 and 38 shares held by the wife of Mr. Holcomb.

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Stock Ownership of Principal Owners and Management Following the Consummation of the Transaction

The following table sets forth certain information regarding beneficial ownership of our common stock and preferred stock as of August 17, 2020, assuming the Transaction was consummated on such date by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each director and each of our Named Executive Officers and (iii) all executive officers and directors as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Common Stock Beneficial Ownership		Percent of Class		Series D-2 Preferred Beneficial Ownership	Percent of Class(2)	Series D-1 Preferred Beneficial Ownership		Percent of Class(3)
Named Executive Officers and Directors:
Mick Ruxin, M.D.	-		-		-	-	-		-
Jeffrey Busch	-		-		-	-	-		-
Yvonne Fors	-		-		-	-	-		-
Andrew A. Kucharchuk	290,001		*		241	5.8%	-		-
All executive officers and directors as a group (four persons)	290,001		*		241	5.8%	-		-

Other 5% Stockholders:
Avant Diagnostics, Inc.	-		-		-	-	1,000	(4)	100%
Douglas Mergenthaler	656,674,588	(5)		(5)	-	-	-		-

* Less than 1%.

(1)	The number and percentage of shares beneficially owned are determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares over which the individual or entity has voting power or investment power and any shares of common stock that the individual has the right to acquire within 60 days of August 17, 2020, through the exercise of any stock option or other right. As of August 17, 2020, 1,398,070 shares of the Company’s common stock were outstanding.
(2)	Each share of our Series D-2 Convertible Preferred Stock is convertible into 10,000 shares of common stock, and is entitled to vote on an as-converted basis until conversion.
(3)	The 1,000 shares of Series D-1 Convertible Preferred Stock issued to Avant in the Asset Sale Transaction is convertible into a number of shares of common stock equal to 54.55% of our capital stock on a fully diluted basis on the date of conversion (approximately 4,441,400,000 shares of Common Stock as of the Closing Date), and is entitled to vote on an as converted basis until conversion.
(4)	Dr. Ruxin is the Chief Executive Officer and a member of the Board of Directors of Avant and Mr. Busch is the Executive Chairman of Avant, however neither have the ability to direct the vote or disposition of the shares held by Avant.
(5)	All 656,674,588 shares are issuable upon the exercise of a warrant which will become exercisable upon the filing of the Amendment, which is expected to occur within 60 days of August 17, 2020. Upon such increase in the number of shares of our Common Stock, our D-1 and D-2 Convertible Preferred Stock will also automatically convert into shares of common stock. Upon the conversion of the D-1 and D-2, the Warrant held by Mr. Mergenthaler will be exercisable into approximately 14.6% of the shares of Common Stock outstanding.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as disclosed below, since January 1, 2017, there have been no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(i)	Any director or executive officer of our company;

(ii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

(iii)	Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons, and any person (other than a tenant or employee) sharing the household of any of the foregoing persons.

From time to time, the Company receives advances from and repays such advances to the Company’s former chief executive officer for working capital purposes and for payments of outstanding indebtedness of the Company. For the years ended December 31, 2019 and 2018, due to related party activity consisted of the following:

Total
Balance due to related parties at December 31, 2017	$(261,584)
Working capital advances received	(264,185)
Repayments made	210,303
Balance due to related parties at December 31, 2018	(315,466)
Working capital advances received	(57,219)
Repayments made	—
Balance due to related parties at December 31, 2019	$(372,685)

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AVANT DIAGNOSTICS, INC.

Description of Business

Avant is a commercial-stage molecular data-generating company that focuses on the development and commercialization of a series of patented, proprietary data-generating assays that may provide important actionable information for physicians and patients, as well as biopharmas, in the areas of oncology. Avant’s near-term goal is to commercialize the technology originally developed by Theranostics, a company whose assets Avant acquired in May 2016. These products differentiate themselves by:

●	Exclusive license agreement with George Mason University (“GMU”), that has well-published scientists in our area of expertise;
●	Having access to the Ph.D.’s at GMU who have done pioneering work in phosphoproteomic-based biomarkers diagnostics;
●	Domain expertise in cancer biomarker and data-generating laboratory testing data;
●	Development of proprietary, cutting edge assays focused on precision oncology care;
●	Building revenue streams based on our proprietary technology Theralink®.
●	Having a patent portfolio licensed from GMU and the NIH.

Avant is advancing its patented, proprietary technology in the field of phosphoproteomic research, a sector which has emerged as one of the most exciting new components in the high-growth field of precision molecular diagnostics. The Theralink® platform makes it possible to generate an accurate and comprehensive portrait of protein pathway activation in diseased cells from each patient, and thereby determine which individuals may be better responders to certain targeted molecular therapies. The platform enables the quantitative measurement of the level of activation. Moreover, the sensitivity is many times greater than conventional mass spectrometry and other protein immunoassays. Initially spun-out of GMU in 2006, and subsequently brought to the federal government’s Center for Medicare & Medicaid Services’ (“CMS”) Clinical Laboratory Improvement Amendments (“CLIA”) standards, the diagnostics suite is highly relevant for oncology patient management today that may improve (i) chemotherapy drug selection; (ii) immunotherapy drug selection; and (iii) optimization of combination therapy selection.

The biomarker and data-generating tests may provide biopharmas, clinical scientists and physicians with molecular-based guidance as to which patients may benefit from the new, molecular targeted therapeutics being developed and used to treat various life-threatening oncology diseases, as well as existing treatment standards that are recognized as the standard of care in the oncology treatment community. This addresses the core aspect of precision treatment today – identifying which individuals are more likely to respond to specific targeted molecular therapies, thus forming the basis for personalized medicine.

The technology is based upon the pioneering work of three noted scientists, Drs. Lance Liotta, Emanuel Petricoin and Virginia Espina in proteomic-based diagnostics. Avant benefits from a portfolio of intellectual property derived from licensing agreements with:

●	The US Public Health Service (“PHS”), the federal agency that supervises the National Institutes of Health (“NIH”), which provides Avant with broad protection around its technology platform; and

●	GMU which provides access to additional intellectual property around improvements to the technology platform and biomarker signatures that form the basis for future diagnostic products.

Avant is committed to advancing the technology from GMU and the NIH as a platform for the development of new clinical biomarkers and diagnostics. These diagnostic and monitoring products have the potential to provide biopharmas and doctors with critical molecular-based knowledge to make the best therapeutic decisions based on a patient’s unique, individual medical needs.

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AVANT MANAGEMENT’S DISCUSSION AND ANALYSIS OF THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AVANT

THE FOLLOWING DISCUSSION SHOULD BE READ TOGETHER WITH THE INFORMATION CONTAINED IN THE FINANCIAL STATEMENTS AND RELATED NOTES BEGINNING ON PAGE F-1 OF THIS INFORMATION STATEMENT.

Overview

Avant Diagnostics, Inc. (“Avant”) was incorporated on October 16, 2008 in the State of Nevada as “Oreon Rental Corporation.” At the time of its incorporation, the management of Avant intended to operate electronics rental stores in Ternopil and other similar cities throughout Ukraine. However, at the time of its incorporation and its initial public offering of common stock in October 2008, Avant did not own any such stores, nor did it have any ongoing business operations. Avant underwent a change in management in January 2010. Following the change in management, Avant decided not to proceed with its original plan of operations and to shift its business focus to that of an independent oil and gas company engaged in the acquisition, drilling and production of oil and natural gas properties and prospects. During 2014, Avant wound down its oil and natural gas operations and decided to complete a reverse recapitalization with Avant Diagnostics, Inc., a Nevada Corporation established in 2009.

Avant is now a commercial-stage molecular data-generating company that focuses on the development and commercialization of a series of patented, proprietary data-generating assays that may provide important actionable information for physicians and patients, as well as biopharmas, in the areas of oncology. Avant was originally named Arrayit Diagnostics, Inc. which was formed as a majority owned subsidiary of Arrayit Corporation (“Arrayit”) through a technology transfer in July 2009. In January 2013, Avant effected a name change to Avant Diagnostics, Inc.

During the six months ended March 31, 2020, Avant experienced the following corporate developments:

On November 27, 2019, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series E Preferred Stock with the Secretary of State of the State of Nevada (the “Series E Certificate of Designation”). The number of shares of Series E Preferred Stock designated shall be up to 2,490,000. Each share of Series E Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1.00. Except as otherwise required by law, no dividend shall be declared or paid on the Series E Preferred Stock. Except as otherwise expressly required by law, the holder of Series E Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company, together with the Series A Preferred Stock, and shall have the number of votes to equal all other outstanding shares of capital stock of the Company outstanding at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such that the holders of outstanding shares of Series E Preferred Stock shall always constitute 50.1% of the voting power of the Company until the Series E Preferred Stick is converted into common stock. The shares of Series E Preferred Stock are not redeemable by the Company. The shares of Series E Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company. Upon a consummation of a Reverse Split, the holders shall take all necessary steps with the Company to exchange all outstanding shares of Series E Preferred Stock into shares of the Company’s common stock at a rate to be agreed upon by the parties. Until the consummation of the Reverse Split, the Investors appointed the Investor Representative as its attorney-in-fact for the purpose of carrying out any stockholder approval which may be required.

As soon as practicable after the final closing of the offering of Series E Preferred Stock, the Company shall use commercially reasonable efforts to take all necessary actions and to obtain such approvals of the Company’s stockholders as may be required to increase the Company’s authorized shares of Common Stock such that the Company can issue all of the shares of Common Stock issuable upon completion of the restructuring and undertake a reverse stock split (the “Reverse Split”) before the exchange of the Series E Preferred Stock into shares of common stock (the “Stockholder Approval”). Until the consummation of the Reverse Split (as defined herein), the Investors appointed AVDX Investors Group, LLC (the “Investor Representative”) as its attorney-in-fact for the purpose of carrying out the Stockholder Approval.

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During the year ended September 30, 2019, Avant experienced the following corporate developments:

During the fiscal year ended September 30, 2019, Avant focused on executing its business plan by building out the New Lab and validating the equipment in order to meet CLIA and CAP standards. In addition, Avant’s management team has been actively marketing it’s Theralink® assay by attending and having a booth at multiple cancer trade shows such as AACR and ASCO. By the end of the fiscal year ended September 30, 2019, 95% of the leasehold improvements in the New Lab were completed. The New Lab has a Laser Capture Microdissection (LCM) area, with six new LCMs, which will help Avant commercialize its proprietary data-generating technology for biopharmas once the New Lab is opened. Avant has also installed a tissue culture lab in addition to the main lab, which has two RPPA instruments and three autostainers which will help Avant commercialize its proprietary data-generating technology for new pharmaceutical clients. Management believes Avant’s New Lab now has all of the instruments necessary to service biopharmas by acquiring customers with oncology-focused preclinical and clinical drug development programs. Arrangements have been made with two hospitals to obtain the necessary population data (breast cancer tumor samples) to move Avant towards CLIA/CAP certifications.

In addition to the build out of the New Lab, Avant has hired an experienced staff to be able to service potential customers once the New Lab receives its necessary certifications. It has done this by hiring (i) two Ph.D’s from the GMU Proteomics Lab (ii) a histologist who is an expert in CLIA/CAP regulations and (iii) three experienced Directors of Business Development who have been instrumental in developing oncology and channel partner networks that Avant believes will be important in developing a strong cancer patient referral base. Avant believes that it will be able to obtain the CLIA certification in the second half of 2020 but the new laboratory is currently operational.

Results of Operations

Comparison of the Three and Six Months Ended March 31, 2020 to the Three and Six Months Ended March 31, 2019.

Revenue

For the three and six months ended March 31, 2020, total revenue was $17,454 and $68,464 compared to $0 and $0 for the same periods in fiscal 2019. The revenue for the three and six months ended March 31, 2020 was related to pharma projects and is comprised of performance under research and development contracts.

Cost of Revenue

Cost of revenue was $147,373 and $185,201 of related sales for the three and six months ended March 31, 2020, which was comprised principally of laboratory supplies, labor expenses and software services.

Operating Expense

Operating Expenses decreased by $345,019 from $437,216 in the three months ended March 31, 2019 to $92,197 in the three months ended March 31, 2020. Operating Expenses decreased by $547,172 from $949,977 in the six months ended March 31, 2019 to $402,805 in the six months ended March 31, 2020. The overall decrease is primarily result of the decrease in accrued payroll and employee benefits dating back prior to 2016 write-off as well as decreased legal and consultants’ fees incurred in the current period and mutual write-offs of legal fees owed in previous periods.

Other Expenses:

Interest expense

Interest income during the three months ended March 31, 2020 was $54,285 as compared to interest expense of $31,744 for the three months ended March 31, 2019 and during the six months ended March 31, 2020 was $46,802 as compared to interest income of $38,489 for the six months ended March 31, 2019. The increase in interest expense was mainly attributable to accrued expense liability, and adjustment for capital liability that was not properly recorded. Interest expense primarily consists of accrued interest incurred relating to our issued convertible and nonconvertible notes payable and financed equipment.

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Comparison of the Year Ended September 30, 2019 to the Year Ended September 30, 2018

Net Loss. For the year ended September 30, 2019, Avant had a net loss of $2,225,409 compared to a net loss of $2,371,797 for the year ended September 30, 2018. The decrease in net loss was due to a profit on change in fair value of derivative of $195,102 in fiscal 2019 that resulted from the write off of certain derivative liability as compared to a loss on change in fair value of derivative of $143,063 in fiscal 2018. The decrease in net loss also resulted from a decrease in professional fees cost decreased from $935,278 for the year ended September 30, 2018 to $697,120 for the year ended September 30, 2019, which was offset by an increase in general and administrative expense from $1,376,358 for the year ended September 30, 2018 to $1,726,876 for the year ended September 30, 2019.

Revenue

Avant did not generate any revenue from operations for the years ended September 30, 2019 and 2018.

Operating Expenses

Selling, general and administrative expenses increased by $350,518 from $1,376,358 to $1,726,876 for the year ended September 30, 2019, as compared to the same period in 2018. The overall increase is primarily the result of an increase in amortization, salary and wages, and attending conferences. Professional fee expenses decreased by $238,158 from $935,278 to $697,120 for the same period, respectively, which was primarily due to a decrease in the utilization of outside consultants and related party consultants, legal fees, and valuation fees.

Liquidity and Capital Resources

Working Capital

The following table sets forth a summary of working capital as of:

	March 31,	September 30,	September 30,
	2020	2019	2018

Current assets	$1,324,258	$569,960	$30,896
Current liabilities	$505,212	$2,574,387	$2,748,468
Working capital	$819,046	$(2,004,427)	(2,717,572)

Current assets increased by $754,298 from $569,960 to $1,324,258 for the six months ended March 31, 2020, as compared to September 30, 2019. The overall increase is primarily due to the subscriptions of Series A, B, D, and Series E during the six months ended March 31, 2020 for net proceeds of $2,490,000.

The increase in working capital is primarily due to a decline in accounts payable, accrued expenses, accrued payroll and benefits and offset by an increase of cash and reduction in derivative liabilities.

Cash Flows

The following table sets forth a summary of changes in cash flows for the years ended September 30, 2019 and 2018 and for the six months ended March 31, 2020 and 2019:

	Six Months Ended March 31,		Twelve Months Ended September 30,
	2020	2019	2019	2018

Net cash used in operating activities	$(2,036,573)	$(364,915)	$(767,537)	$(3,025,880)
Net cash provided by (used in) investing activities	$(325,639)	$61,300	$(439,819)	$(6,699)
Net cash provided by financing activities	$3,000,150	$319,470	$1,746,420	$3,062,127
Change in cash	$637,938	$15,855	$539,064	$29,548

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Net cash used in operating activities or the six months ended March 31, 2020 reflected our net loss of $533,104, principally as adjusted by accrued liabilities of $(623,434), depreciation and amortization of $229,579 and an adjustment in accounts payable of $1,136,167 for the six months ended March 31, 2020. Net cash used in investing activities for the six months ended March 31, 2020 was $325,639 and consisted primarily of cash used in patent costs, the acquisition of furniture and equipment and leasehold improvement costs. Net cash provided by financing activities for the six months ended March 31, 2020 was $3,000,150 and was due to net cash proceeds from the issuance of preferred stock of $3,000,150.

Total net cash for the twelve months ended September 30, 2019 increased mainly due to a decrease in cash used in operating activities. Net cash used in operating activities reflected our net loss of $2,225,409 adjusted by changes in operating assets and liabilities of $(240,979), depreciation and amortization of $1,893,853, and loss on change in fair value of derivatives of $(195,102) for the year ended September 30, 2019. Net cash used in investing activities for the same period was $439,819 and consisted primarily of cash used in acquisitions of $395,496 and licensing costs of $56,650. Net cash provided by financing activities for the year ended September 30, 2019 was $1,746,420 and was due to net cash paid due to convertible notes of $31,500 and proceeds from the sale of preferred stock of $1,777,920.

Going Concern

The unaudited consolidated financial statements for the six months ended March 31, 2020 and the audited consolidated financial statements as of and for the year ended September 30, 2019 have been prepared assuming that Avant will continue as a going concern. Avant has accumulated losses since inception of approximately $36.29 million. Presently, Avant does not have sufficient cash resources to meet its plans for the next twelve months. These factors raise substantial doubt about Avant’s ability to continue as a going concern. Neither of Avant’s unaudited consolidated financial statements nor the audited condensed financial statements include any adjustments that may be necessary should Avant be unable to continue as a going concern. Avant’s continuation as a going concern is dependent on it’s ability to obtain additional financing as may be required and ultimately to attain profitability.

Avant believes that it will require additional financing to carry out its intended objectives during the next twelve months. There can be no assurance, however, that such financing will be available or, if it is available, that Avant will be able to structure such financing on terms acceptable to it and that it will be sufficient to fund its cash requirements until Avant can reach a level of profitable operations and positive cash flows. If Avant is unable to obtain the financing necessary to support its operations, it may be unable to continue as a going concern. Avant currently has no firm commitments for any additional capital. Further, if Avant issues additional equity or debt securities, its stockholders may experience additional dilution or the new equity securities may have rights, preferences or privileges senior to those of existing holders of its shares of common stock or the debt securities may cause it to be subject to restrictive covenants.

Even if Avant is able to raise the funds required, it is possible that it could incur unexpected costs and expenses or experience unexpected cash requirements that would force it to seek additional financing. If additional financing is not available or is not available on acceptable terms, Avant will have to curtail its operations.

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Cash Requirements

Avant’s plan of operation over the next 12 months is to:

●	Obtain CAP/CLIA certifications;
●	Complete the LIMS installation;
●	Finalize the patient report;
●	Automate aspects of Laser Capture Microdissection;
●	Choose members to sit on our Clinical, Scientific and Pathology Advisory Boards;
●	Continue to validate the Theralink® cancer biomarker technology under CLIA standards to provide personalized medicine regarding treatment options for biopharmas, clinical oncologists and their cancer patients;
●	Complete the validation of the Theralink Breast Assay;
●	Roll out the sales and marketing plan for the Theralink Breast Assay;
●	Choose the next cancer for validation;
●	Roll out the sales and marketing plan for the next cancer;
●	Launch our Clinical Study (TRACE) for our reimbursement initiative;
●	Apply for a reimbursement code in order to bill 3rd party payors;
●	Continue revenue generation from pharma companies;
●	Complete partnerships with pharma companies to perform oncology-related data-generating testing services to create oncology revenue;
●	Work with Biopharmas to develop Companion Diagnostics
●	Develop additional channel partner opportunities;
●	Add additional sales and marketing personnel to both the oncology and pharma business silos
●	Continue to seek financing to grow the company.

Contractual Obligations and Commitments

Avant had $257,591 in contractual obligations as of September 30, 2019.

As of September 30, 2019, Avant had the following long-term debt obligations.

	Payment due by period
Contractual Obligations	Total	Less than 1 year	1-3 years

Long Term Debt	$257,591	$24,759	$232,832

Off-Balance Sheet Arrangements

Avant has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to its stockholders.

Effects of Inflation

Avant does not believe that inflation has had a material impact on our business, revenues or operating results during the periods presented.

Certain Relationships and Related Party Transactions

The following is a description of transactions since September 30, 2017 to which Avant has been a party in which the amount involved exceed or will exceed $120,000 and in which any of the person who serves as our director and executive officer or with any beneficial owners of more than 5% of our common stock, or entities affiliated with them, had or will have a director or indirect material interest.

17

International Infusion LP and Infusion 51a LP Notes (Related Party)

On December 11, 2017, Avant entered into a consulting agreement (the “VanderMeer Agreements”) with Scott VanderMeer under International Infusion Inc. which he will serve as Interim Chief Financial Officer of Avant. The term of the VanderMeer Agreements was effective on December 11, 2017, continues until June 1, 2018. Avant renewed the VanderMeer Agreement on June 1, 2018 on a month-to-month basis until a full time Chief Financial Officer is brought onto Avant. Under the terms of the VanderMeer Agreements, Mr. VanderMeer will receive $50 per hour and will be paid a minimum of $5,000 per month up to $7,500 if monies is available. Any amount over $7,500 will be deferred and paid at a later date when Avant raises significate amount of money in a financing round. He is eligible to receive a cash bonus at any time throughout or after his contract has expired.

During the year ended September 30, 2019, Scott VanderMeer under International Infusion Inc., acting CFO, incurred $108,725 of consultant fees, which $125,300 accrued in accounts payable from this year and for last year, and $2,158 in expense reimbursement.

On May 25, 2018 (the “Effective Date”), Avant entered into securities purchase agreements (collectively, the “Purchase Agreement”) with accredited investor (the “Investor”) pursuant to which Avant sold an aggregate of two hundred and fifty thousand (250,000) shares of its Series A convertible preferred stock for aggregate gross proceeds of $250,000 (the “Series A Preferred Stock”). In addition, existing debtholder of Avant exchanged an aggregate of $94,215 (currently due and payable under existing indebtedness) for an aggregate of 94,215 shares of Series A Preferred Stock pursuant to exchange agreements described below.

On the Effective Date, Avant entered into an exchange agreement (collectively, the “2017 Investors Exchange Agreement”) with the investors who purchased convertible promissory notes between June 2017 and October 2017 (the “2017 Notes”) for an aggregate principal amount of $395,000 (the “2017 Investors”). Pursuant to the terms of the 2017 Investors Exchange Agreement, Avant agreed to exchange (i) the principal amount due under the 2017 Notes (ii) warrants to purchase 13,166,667 shares of common stock and (iii) purchase rights to purchase shares of common stock for an aggregate of 52,666,667 shares of common stock, in exchange for an aggregate approximately 17,347,619 shares of series B convertible preferred stock having an aggregate value of $395,000 (the “Series B Preferred Stock”). The 2017 Investors have agreed to waive the defaults and breaches that have resulted on or prior to the Effective Date as well as any penalties, interest or other amounts that may have accrued under the 2017 Notes after March 31, 2018. The terms of the Series B Preferred Stock are set forth under Item 3.02 below. In addition, each 2017 Investor entered into a termination agreement with Avant (collectively, the “2017 Investors Termination Agreement”) pursuant to which as of the Effective Date, (i) the securities purchase agreements and pledge agreements entered into with the 2017 Investors (the “2017 Investors Prior Agreements”) were terminated in their entirety and shall have no further force or effect, (ii) the security interests granted by the pledge agreements were terminated and shall have no further force or effect and (iii) neither party shall have any further rights or obligations under the Prior Agreements. The 2017 Investors also authorized Avant or his/her/its representatives to take all actions as they determine in their sole discretion to discharge and release any and all security interests, pledges, liens, and other encumbrances held by such 2017 Investor on Avant’s assets.

On the Effective Date, Avant entered into an exchange with existing debtholders of Avant and exchanged an aggregate of $89,256 (currently due and payable under existing indebtedness) for an aggregate of 89,256 shares of Series A Preferred Stock pursuant to exchange agreements described below.

On the Effective Date, Avant entered into an exchange agreement (collectively, the “2017 Investors Exchange Agreement”) with the investors who purchased convertible promissory notes between June 2017 and October 2017 (the “2017 Notes”) for an aggregate principal amount of $168,806 (the “2017 Investors”). Pursuant to the terms of the 2017 Investors Exchange Agreement, Avant agreed to exchange an aggregate approximately 1,125,376 shares of series B convertible preferred stock having an aggregate value of $168,806 (the “Series B Preferred Stock”). The 2017 Investors have agreed to waive the defaults and breaches that have resulted on or prior to the Effective Date as well as any penalties, interest or other amounts that may have accrued under the 2017 Notes after March 31, 2018. The terms of the Series B Preferred Stock are set forth under Item 3.02 below. In addition, each 2017 Investor entered into a termination agreement with Avant (collectively, the “2017 Investors Termination Agreement”) pursuant to which as of the Effective Date, (i) the securities purchase agreements and pledge agreements entered into with the 2017 Investors (the “2017 Investors Prior Agreements”) were terminated in their entirety and shall have no further force or effect, (ii) the security interests granted by the pledge agreements were terminated and shall have no further force or effect and (iii) neither party shall have any further rights or obligations under the Prior Agreements. The 2017 Investors also authorized Avant or his/her/its representatives to take all actions as they determine in their sole discretion to discharge and release any and all security interests, pledges, liens, and other encumbrances held by such 2017 Investor on Avant’s assets.

18

On February 8, 2019, Avant entered into a securities purchase agreement with Infusion 51a, LP, represented by Jeffrey Stephens, a director of Avant and Scott VanderMeer, acting CFO, pursuant to which Avant sold an aggregate of thirty-five thousand (35,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $35,000.

Jeffrey Busch – Related Party

On May 25, 2018, Avant entered into an employment agreement (the “Busch Agreement”) with Mr. Busch under which he will serve as Executive Chairman of Avant. The term of the Busch Agreement was effective as of May 25, 2018, continues until May 25, 2023 and automatically renews for successive one-year periods at the end of each term until either party delivers written notice of their intent not to renew at least 60 days prior to the expiration of the then effective term. Under the terms of the Busch Agreement, Mr. Busch will receive an annual salary of $30,000, which amount shall be automatically increased to $120,000 on the first anniversary of the date of the Busch Agreement. He is eligible to receive a discretionary cash bonus at the option of the board based on their evaluation of his performance of duties and responsibility. Additionally, following the adoption by Avant of an equity compensation plan and subject to approval of the board or a committee thereof, Mr. Busch shall receive (i) a one-time restricted stock unit award having a fair value of approximately $100,000 and which shall vest over a five year period following the date of grant and (ii) an option to purchase ten percent (10%) of the outstanding shares of Avant (calculated on the date of grant), which shall vest over a five-year period following the date of grant and expire on the tenth anniversary of the date of grant. Mr. Busch is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with Avant’s policies established and in effect from time to time.

Mr. Busch is an “at-will” employee and his employment may be terminated by Avant at any time, with or without cause. In the event Mr. Busch’s termination of employment is the result of termination by Avant without Cause (as defined in the Busch Agreement) with Good Reason (as defined in the Busch Agreement) or as a result of a non-renewal of the term of employment under the Busch Agreement, Mr. Busch shall be entitled to receive the sum of (I) the Severance Multiple (as defined below), multiplied by his base salary immediately prior to such termination and (II) a pro-rata portion of his bonus for the year in which such termination occurs equal to (a) his bonus for the most recently completed calendar year (if any), multiplied by (b) a fraction, the numerator of which is the number of days that have elapsed from the beginning of such calendar year through the date of termination and the denominator of which is the total number of days in such calendar year. “Severance Multiple” shall mean 2.0; provided, however, that if the date of termination occurs on or at any time during the twelve (12)-month period following a Change in Control (as defined in the Busch Agreement), the Severance Multiple shall mean 3.0. In addition, Avant shall accelerate the vesting of any outstanding, unvested equity awards granted to Mr. Busch prior to the date of termination and he shall be entitled to reimbursement of any COBRA payment made during the 18-month period following the date of termination.

The Busch Agreement also contains covenants (a) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and in the event of termination, for a period of one year thereafter, (b) prohibiting the executive from disclosing confidential information regarding us, and (c) soliciting our employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

On May 25, 2018, Avant entered into securities purchase agreement with Mr. Busch pursuant to which Avant sold an aggregate of one hundred and eighty thousand (180,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $180,000. Mr. Busch’s two daughters also each entered into a securities purchase agreement pursuant to which they collective purchased 20,000 shares Series A Preferred Stock for aggregate gross proceeds of $20,000.

19

On July 1, 2018, Avant entered into a securities purchase agreement with Jeffrey Busch, Avant’s Executive Chairman, pursuant to which Avant sold an aggregate of ten thousand five hundred (10,500) shares of its Series A Preferred Stock for aggregate gross proceeds of $10,500.

On October 17, 2018, Avant entered into a securities purchase agreement with Jeffrey Busch, Avant’s executive chairman, pursuant to which Avant sold an aggregate of two thousand-five hundred (2,500) shares of its Series A Preferred Stock for aggregate gross proceeds of $2,500.

On November 27, 2018, Avant entered into a securities purchase agreement with Jeffrey Busch, Avant’s Executive Chairman, pursuant to which Avant sold an aggregate of twelve thousand (12,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $12,000.

On December 19, 2018, Avant entered into a securities purchase agreement with Jeffrey Busch, Avant’s Executive Chairman, pursuant to which Avant sold an aggregate of twenty-five thousand (25,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $25,000.

On August 12, 2019, Avant entered into a securities purchase agreement with Jeffrey Busch, Avant’s Executive Chairman,, pursuant to which Avant exchanged Mr. Busch $53,450 loan to Avant and sold an aggregate of fifty-three thousand four hundred and fifty (53,450) shares of its Series D Preferred Stock for aggregate gross proceeds of $53,450.

AVDX Investors Group, LLC – Related Consultant

On May 25 2018, Avant entered into a Consulting Agreement (the “Agreement”) with AVDX Investors Group LLC (the “Investor Representative”). Under the Agreement, the Investor Representative shall perform such consulting and advisory services, within Investor Representative’s area of expertise, as Avant or any of its subsidiaries may reasonably require from time to time. During the six-month term of the Agreement, Jeff Busch shall perform the services on behalf of Investor Representative (“Designated Person”). The Agreement has an initial term of six months from the date of execution and shall automatically renew on a monthly basis unless either party gives notice of non-renewal to the other party at least fifteen days prior to the date of the Agreement, provided this agreement shall not extend beyond 12 months from the date of the Agreement. Pursuant to the Agreement, Avant shall pay Investor Representative an annual amount of $160,000, payable either in cash or Series A Preferred Stock (or Common Stock upon filing of the Charter Amendment and consummation of the Reverse Split) during the term of the Agreement (the “Base Compensation”). Avant shall promptly reimburse Investor Representative for all travel, meals, entertainment and other ordinary and necessary expenses incurred by Investor Representative in the performance of its duties to Avant. Investor Representative’s and Designated Person’s position with Avant may be terminated at any time, with or without cause or good reason, upon at least 30 days prior written notice. During the term of the Agreement and for a period of twelve months thereafter, Investor Representative and Designated Person will be subject to non-competition and non-solicitation provisions, subject to standard exceptions. Investors will also provide Investor Representative an irrevocable proxy to vote their shares on all corporate matters until completion of the Reverse Split.

During the year ended September 30, 2019, the Investor Representative, incurred $106,667 of consultant fees.

Matthew Schwartz – Related Party

On July 3, 2019, Avant entered into a securities purchase agreement with Matthew Schwartz, a director of Avant, pursuant to which Avant sold an aggregate of two hundred and fifty thousand (250,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $250,000.

Rajesh Shrotriya – Related Party

On October 26, 2018, Avant entered into a securities purchase agreement with Dr. Rajesh Shrotriya, a director of Avant, a director of Avant, pursuant to which Avant sold an aggregate of one hundred thousand (100,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $100,000.

20

On December 31, 2018, Avant entered into a securities purchase agreement with Dr. Rajesh Shrotriya, a director of Avant, a director of Avant, pursuant to which Avant sold an aggregate of fifty thousand (50,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $50,000.

Other Transactions

On August 23, 2018, Avant entered into a securities purchase agreement with Dr. Mick Ruxin, Avant’s President & Chief Executive Officer, pursuant to which Avant sold an aggregate of twenty-five thousand (25,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $25,000.

On October 17, 2018, Avant entered into a securities purchase agreement with Henry Cole, a director of Avant, pursuant to which Avant sold an aggregate of twenty thousand (20,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $20,000.

Avant had accrued expenses due to current and former officers, consisting mainly of salary. As of September 30, 2019 and September 30, 2018, accrued payroll and benefits due to officers were $559,882 and $322,521, respectively.

21

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined balance sheet is based on the historical consolidated balance sheet of OncBioMune Pharmaceuticals, Inc. and Subsidiaries (“OBMP” or “Company”) and Avant Diagnostics, Inc. (“Avant”) at March 31, 2020 after giving effect to; (1) the Asset Purchase Agreement dated May 12, 2020 between the Company and Avant which has been accounted for in substance as an asset acquisition of the Company’s net assets by Avant (the “Transaction”) in which Avant is considered the historical registrant, and for which the Company issued to Avant 1,000 shares of a newly created Series D-1 Convertible Preferred Stock of the Company (the “Series D-1 Preferred”). Upon the effectiveness of the amendment to our Articles of Incorporation, all such shares of Series D-1 Preferred issued to Avant shall automatically convert into approximately 4,441,400,000 shares of Common Stock of the Company; (2) the exchange of all of the Company’s outstanding convertible promissory notes and related warrants by the holders thereof for shares of newly created Series C-1 Convertible Preferred Stock of the Company (“Series C-1 Preferred”) and shares of Series C-2 Convertible Preferred Stock of the Company (“Series C-2 Preferred”); (3) the completion of a private placement of shares Series C-2 Preferred for cash proceeds in aggregate of $1,075,000; and (4) the settlement and extinguishment of certain amounts of the Company’s outstanding liabilities which included the issuance of shares of a newly created Series D-2 Convertible Preferred Stock of the Company (“Series D-2 Preferred”).

The following unaudited pro forma combined financial information has been derived by the application of pro forma adjustments to the historical consolidated financial statements of the Company and Avant. The unaudited pro forma combined financial information gives effect to the Transaction between the Company and Avant, the settlement of liabilities and other transactions as if the transactions had occurred on October 1, 2018 with respect to the unaudited annual pro forma statement of operation and comprehensive loss and as of January 1, 2020 for the three months ended March 31, 2020 unaudited pro forma statement of operation and comprehensive loss and as of March 31, 2020 with respect to the unaudited pro forma combined balance sheet.

The unaudited pro forma combined financial information reflects the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma combined financial information.

A full and detailed valuation of the acquired assets and assumed liabilities of the Company is being completed and certain information and analyses are preliminary at this time. The final purchase price allocation is subject to the final determination of the fair values of acquired assets and assumed liabilities and, therefore, that allocation and the resulting effect on loss from operations may differ materially from the unaudited pro forma amounts included herein.

The historical consolidated financial information has been adjusted to give effect to estimated pro forma events that are directly attributable to the acquisition and the settlement of debt and cancellation of warrants and settlement of all other liabilities, The unaudited pro forma combined financial information does not reflect the cost of any integration activities or benefits that may result from synergies that may be derived from any integration activities. Therefore, the unaudited pro forma combined financial information should not be considered indicative of actual results that would have been achieved had the acquisition occurred on the date indicated and do not purport to indicate results of operations for any future period.

In preparing the unaudited pro forma combined financial information, the following historical information was used:

●

We have derived the Company’s historical financial data at March 31, 2020 and for the three months ended March 31, 2020 from its unaudited financial statements contained on Form 10-Q as filed with the Securities and Exchange Commission and for the year ended December 31, 2019 from its audited financial statements contained on Form 10-K as filed with the Securities and Exchange Commission; and

●

We have derived Avant’s historical consolidated financial statements as of March 31, 2020 and the three months ended March 31, 2020 and for the year ended September 30, 2019 from Avant’s consolidated financial statements contained elsewhere in this Information Statement.

22

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

As of March 31, 2020

	OncBiomune Pharmaceutical, Inc and Subsidiaries	Avant Diagnostics, Inc	Pro Forma		Pro Forma Combined
	March 31, 2020	March 31, 2020	Adjustments	Notes	March 31, 2020

ASSETS
CURRENT ASSETS:
Cash	$2,045	$1,207,898	$678,961	D/E	$1,888,904
Account receivable	-	17,454	-		17,454
Prepaid expenses and other current assets	27,077	98,907	-		125,984

Total Current Assets	29,122	1,324,259	678,961		2,032,342

OTHER ASSETS:
Intellectual Property	1,381	3,075,868	(1,381)	F	3,075,868
Website development cost, net		1,596			1,596
Patent costs, net		160,500			160,500
Furniture and Equipment		441,150			441,150
Leasehold improvements	-	126,000	-	A	126,000
Other Assets	-	19,505	-		19,505

Total Assets	$30,503	$5,148,878	$677,580		$5,856,961

LIABILITIES
CURRENT LIABILITIES:
Convertible debt, net	$3,110,035	$-	$(3,110,035)	B	$-
Notes payable	538,875	-	(537,875)	E	1,000
Accounts payable	730,608	209,587	(709,967)	E	230,228
Accrued liabilities	1,728,635	295,623	(1,708,463)	B/E	315,795
Derivative liabilities	13,841,028	-	(13,841,028)	B	-
Due to related parties	375,950	-	(375,950)	E	-
Liabilities of discontinued operations	686,547	-	(285,930)	F	400,617

Total Current Liabilities	21,011,678	505,210	(20,569,248)		947,640

LONG TERM LIABILITIES:
Notes payable - capital leases	-	173,718	-		173,718
Notes payable - other	-	89,996	-		89,996

	-	263,714	-		263,714

Total Liabilities	21,011,678	768,923	(20,569,248)		1,211,353

STOCKHOLDERS’ DEFICIT:
Preferred stock	-	32,381	(32,380)	A/B/C/D/E/F	1
Common stock	93	3,470	(3,468)	F	95
Common stock issuable	2	-	(2)	F	-
Additional paid-in capital	10,682,350	40,633,465	(10,380,942)	A/B/C/D/E/F	40,934,873
Accumulated deficit	(31,663,620)	(36,289,361)	31,663,620	F	(36,289,361)

Total Stockholders’ Deficit	(20,981,175)	4,379,955	21,246,828		4,645,608

Total Liabilities and Stockholders’ Deficit	$30,503	$5,148,878	$677,580		$5,856,961

23

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	OncBiomune Pharmaceutical, Inc and Subsidiaries	Avant Diagnostics,Inc		OncBiomune Pharmaceutical, Inc and Subsidiaries	Avant Diagnostics, Inc
	For the Three Months Ended		Pro Forma	For the Year Ended		Pro Forma
	March 31, 2020	March 31, 2020	Combined	December 31, 2019	September 30, 2019	Combined

REVENUES	$-	$17,454	$17,454	$-	$-	$-

COST OF REVENUES	-	158,600	158,600	-	-	-

GROSS LOSS	-	(141,146)	(141,146)	-	-	-

OPERATING EXPENSES:
Professional fees	213,394	(61,531)	151,863	566,216	697,120	1,263,336
Compensation expense	69,140	20,000	89,140	846,240	-	846,240
Research and development expense	3,308	1,773	5,081	166,720	-	166,720
Selling, general and administrative expenses	38,368	83,798	122,166	189,393	1,726,876	1,916,269
Bad debt expense	-	(203,989)	(203,989)	-	-	-

Total Operating Expenses	324,210	(159,949)	368,250	1,768,569	2,423,996	4,192,565

LOSS FROM OPERATIONS	(324,210)	18,803	(509,396)	(1,768,569)	(2,423,996)	(4,192,565)

OTHER INCOME (EXPENSE):
Interest (expense) income	(383,713)	54,285	(329,428)	(1,795,398)	(60,968)	(1,856,366)
Derivative expense	(4,373,169)	-	(4,373,169)	(5,760,902)	195,102	(5,565,800)
Gain on debt extinguishment	7,380	-	7,380	(77,375)	-	(77,375)
Loss on legal settlements	-	(34,064)	(34,064)	-	-	-

Total Other Income (Expense)	(4,749,502)	20,221	(4,729,281)	(7,633,675)	134,134	(7,499,541)

NET LOSS	$(5,073,712)	$39,024	$(5,238,677)	$(9,402,244)	$(2,289,862)	$(11,692,106)

COMPREHENSIVE LOSS:
Net loss	(5,073,712)	39,024	(5,034,688)	(9,402,244)	(2,289,862)	(11,692,106)

Other comprehensive loss:
Other comprehensive gain					80,252
Unrealized loss investments		(1,400)	(1,400)		(15,800)	(15,800)

Comprehensive loss	$(5,073,712)	$37,624	$(5,036,088)	$(9,402,244)	$(2,225,410)	$(11,707,906)

NET LOSS PER COMMON SHARE:
Basic	$(5.73)		$(5.69)	$(19.00)		$(23.66)
Diluted	$(5.73		$(5.69)	$(19.00)		$(23.66)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	884,857		884,857	494,843		494,843
Diluted	884,857		884,857	494,843		494,843

24

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

March 31, 2020

(Unaudited)

Note 1: Basis of Presentation

On June 5, 2020, following the consummation of the transactions in the Asset Purchase Agreement, OncBioMune Pharmaceuticals, Inc. and Subsidiaries (“OBMP” or “Company”) acquired substantially all of the assets of Avant and assume certain of its liabilities (the “Asset Sale Transaction”). Upon the terms and subject to the conditions of the Asset Purchase Agreement, Avant agreed to sell to the Company all of Avant’s title and interest in, to and under all of the assets, properties and rights of every kind and nature, whether real, personal or mixed, tangible or intangible (including goodwill), wherever located and whether now existing or hereafter acquired, except for the specific excluded assets, which relate to, or are used or held for use in connection with, Avant’s business. The Company also agreed to hire all Avant’s employees upon consummation of the Asset Sale Transaction. It is intended that both the business of Avant and the Company will continue. As consideration for the Asset Sale Transaction, the Company issued to Avant 1,000 shares of a newly created Series D-1 Preferred. Upon the effectiveness of the amendment to the Company’s Articles of Incorporation, all such shares of Series D-1 Preferred issued to Avant shall automatically convert into approximately 4,441,400,000 shares of Common Stock of the Company. The Series D-1 Convertible Preferred stock holds approximately 54.55% of all voting rights on an as-converted basis with the common stock. Avant possess majority voting control of the Company immediately following the Asset Sale Transaction and controlled the Company’s Board of Directors after the termination of the ten-day waiting period required by Rule 14f-1 under the Exchange Act. The Asset Sale Transaction was accounted for in substance as an asset acquisition of the Company’s net assets by Avant (the “Transaction”) where Avant is considered the historical registrant and the historical operations presented will be those of Avant since Avant obtained 54.55% majority voting control of the Company (see Note 2).

Immediately prior to the Asset Sale Transaction, the Company; (i) exchanged of all of its outstanding convertible promissory notes and related warrants held by the holders thereof for shares of newly created Series C-1 Preferred; (ii) completed a private placement of newly created shares of Series C-2 Preferred for $1,075,000 of cash proceeds; and (iii) settled and extinguished certain amounts of the Company’s outstanding other debt and liabilities which included the issuance of shares of a newly created Series D-2 Preferred.

The unaudited pro forma combined balance sheets reflect the effects of applying certain preliminary accounting adjustments to the historical consolidated results. The unaudited pro forma combined income statements do not include non-recurring items such as transaction costs related to the acquisition. The final purchase price allocation is subject to the final determination of the fair values of acquired assets and assumed liabilities and, therefore, that allocation and the resulting effect on income from operations may differ from the unaudited pro forma amounts included herein.

Assumptions underlying the pro forma adjustments necessary to reasonably present this unaudited pro forma information should be read in conjunction with this unaudited pro forma combined financial information. The pro forma adjustments have been made based on available information and in the opinion of management, are reasonable. The unaudited pro forma combined financial information should not be considered indicative of actual results that would have been achieved had the acquisition occurred on the date indicated and do not purport to indicate results of operations for any future period.

Note 2: Recapitalization of OncBioMune Pharmaceuticals, Inc. with Avant Diagnostics, Inc

In 2014, Oreon Rental Corporation, a Nevada Corporation incorporated on October 16, 2008 completed a reverse recapitalization with Avant Diagnostics, Inc., a Nevada Corporation (“Avant”) established in 2009. Avant provides personalized medicine data through its Theralink® assays, initially for breast cancer, to assist the treating physician in a data-driven process for treatment decision support and to help enable predictive biomarker-based patient therapy selection. Avant is the leading developer of phosphoproteomic technologies for measuring the activation state of therapeutic targets and signaling pathways, a key metric for biopharmas, with applications across multiple cancer types, including breast, non-small cell lung, colorectal, gynecologic and pancreatic, among others.

On June 5, 2020, OncBioMune Pharmaceuticals, Inc. closed the Asset Sale Transaction. As consideration for the Asset Sale Transaction, the Company issued Avant 1,000 shares of a newly created Series D-1 Preferred and assumed an existing warrant of Avant held by an Avant investor. The Series D-1 Preferred stock holds approximately 54.55% of all voting rights on an as-converted basis with the common stock. Avant possess majority voting control of the Company immediately following the Asset Sale Transaction and controlled the Company’s Board of Directors after the termination of the ten-day waiting period required by Rule 14f-1 under the Exchange Act. Upon closing of the Asset Sale Transaction, Avant obtained 54.55% majority voting control of the Company. Accordingly, the Asset Sale Transaction was accounted for, in substance, as an asset acquisition of the Company’s net assets by Avant as the Company does not meet the definition of a business under accounting rules. Avant is considered the historical registrant and the historical operations presented will be those of Avant (see Note 1).

25

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

March 31, 2020

(Unaudited)

The cost of the Asset Sale Transaction was determined in accordance with ASC 805-50-30-1 through 30-2 Business Combinations, which states in part that assets are recognized based on their cost to the acquiring entity, which generally includes the transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the acquiring entity’s books. If the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the cost which shall be measured based on the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable.

In accordance with ASC 805-50-30-1, the fair value of the 1,000 shares of Series D-1 Convertible Preferred stock, issued as consideration, was determined to be $252,489 which was the fair value of the Company’s net assets assumed by Avant as of the closing date of the transaction. The cost of the Asset Sale Transaction was allocated on a preliminary basis to the acquired assets of and assumed liabilities based on their estimated fair values.

The acquired assets and assumed liabilities of the Company have been measured on a preliminary basis using assumptions that Avant management believes are reasonable based on information currently available. A full and detailed valuation of the acquired assets and assumed liabilities of the Company is being completed and certain information and analysis remains pending at this time. Therefore, it is possible that the fair values of acquired assets and assumed liabilities could materially differ from those presented herein upon additional analysis.

Exchange Agreements with Holders of Senior Convertible Notes and Warrants

Immediately prior to the closing of the Asset Purchase Agreement, the Company entered into Securities Exchange Agreements (the “Exchange Agreements”) with the holders of our outstanding senior convertible notes (the “Senior Convertible Notes”) and warrants. The holders of the Senior Convertible Notes and Warrants issued prior to November 1, 2019 were issued, in exchange for their Senior Convertible Notes, related accrued interest and Warrants, a total of 2,966.2212 shares of our newly-designated Series C-1 Preferred stock. The holders of the Senior Convertible Notes and related Warrants issued after November 1, 2019 were issued, in exchange for their Senior Convertible Notes, related accrued interest and related Warrants, a total of 1,393.1117 shares of our newly-designated Series C-2 Preferred stock. The Company’s new Series C-1 Preferred stock are convertible to common stock at a ratio of 150,124 shares of common stock for each share of preferred stock held and the Company’s new Series C-2 Preferred stock are convertible to common stock at a ratio of 149,189 shares of common stock for each share of preferred stock held. The convertibility of shares of Series C-1 and C-2 Preferred stock is limited such that a holder of Series C-1 and C-2 Preferred stock may not convert Series C-1 and C-2 Preferred stock to the Company’s common stock to the extent that the number of shares of common stock to be issued pursuant to such conversion, when aggregated with all other shares of common stock owned by the holder at such time, would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) more than 4.99% of all of the Company’s common stock outstanding. Series C-1 and C-2 Preferred stock do not have an automatic conversion feature. In total, the Series C-1 and C-2 Preferred stock issued under the Exchange Agreements will constitute approximately 7.7% of our issued and outstanding share capital on a fully-diluted basis on closing date.

Exchange Agreement with Dr. Jonathan Head

Immediately prior to the closing of the Asset Purchase Agreement, Dr. Jonathan Head, a director, exchanged the shares of Series A Preferred Stock and Series B Preferred Stock he held for 100 shares of Series D-2 Preferred stock. Upon the effectiveness of the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized common stock, par value $0.0001 per share, from 6,666,667 shares to 12,000,000,000 shares, each share of Series D-2 Preferred stock shall automatically convert into 10,000 shares of common stock. The Series D-2 Preferred stock vote on an as-converted basis with the Company’s shares of common stock prior to their conversion.

Securities Purchase Agreement for Series C-2 Convertible Preferred Stock and New Warrants to Cavalry Fund I LP and Lincoln Park Capital Fund, LLC

In connection with the closing of the Asset Purchase Agreement, the Company entered into a Securities Purchase Agreement (the “SPA”) with Cavalry Fund I LP (“Cavalry”) and Lincoln Park Capital Fund, LLC (“Lincoln Park”) to purchase an aggregate amount of 3,523.7533 shares of Series C-2 Preferred Stock and accompanying warrants (the “Warrants”) for an aggregate investment amount of $1,075,000. The C-2 preferred stock issued under the SPA will constitute approximately 6.0% of our issued and outstanding share capital on a fully-diluted basis on closing date.

26

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

March 31, 2020

(Unaudited)

Cavalry and Lincoln Park were issued Warrants to purchase an aggregate of 200,000,000 shares of common stock at an exercise price of $0.0025 per share (subject to adjustment as provided therein) which are valid until September 5, 2025. The Warrants are not exercisable until sixty (60) days after the Company effectuates a reverse stock split and the Company achieves and maintains a market capitalization of $50,000,000 for thirty consecutive days, at which point they will be exercisable for cash. If on or after February 15, 2021, there is no effective registration statement registering the resale of the shares of common stock underlying the Warrants, then the warrants will be exercisable on a cashless basis. The Warrants will constitute approximately 2.4% of our issued and outstanding share capital on a fully-diluted basis on closing date.

Exchange Agreements with other Unsecured Creditors

Immediately prior to the closing of the Asset Purchase Agreement, we entered into Settlement Agreements (“Settlement Agreements”) with our unsecured creditors pursuant to which we paid them cash, issued them shares of Series D-2 Convertible Preferred stock, or a combination of the two. In total we issued 2,915.5 shares of Series D-2 Convertible Preferred stock to our unsecured creditors for settlement of our debt with them.

Note 3: Description of Pro Forma Adjustments

Adjustments to the unaudited pro forma combined balance sheet:

A.

The adjustment reflects the issuance of 1,000 shares of Series D-1 issued as consideration pursuant to the Asset Sale Transaction, valued at $252,489 which was the fair value of the Company’s net assets assumed by Avant (see Note 2).

B.	Adjustment for the settlement of all outstanding convertible debt along with the accompanying warrants issued with the convertible notes and accrued interest for 2,966 newly issued shares of Series C-1 Preferred stock and 1,393 newly issued shares of Series C-2 Preferred stock (see Note 2 -’Exchange Agreements with Holders of Senior Convertible Notes and Warrants’). Adjustment for reclassification of the derivative liability related to the convertible debt and accompanying warrants to equity upon settlement of the same.

C.	Adjustment for the exchange of 667 shares of the Company’s Series A Preferred stock and 3,856 shares of the Company’s Series B Preferred stock, held by Dr. Jonathan Head, for 100 newly issued shares of Series D-2 Preferred stock pursuant the Dr. Head’s ‘Exchange Agreement (see Note 2 - ‘Exchange Agreement with Dr. Jonathan Head’).

D.	Adjustment for total cash received of $1,075,000 from private placement of 3,523 newly issued shares of Series C-2 Preferred stock to two investors (see Note 2 - ‘Securities Purchase Agreement for Series C-2 Convertible Preferred Stock and New Warrants to Cavalry Fund I LP and Lincoln Park Capital Fund, LLC’).

E.	Adjustment settlements with unsecured creditors (see Note 2 – ‘Exchange Agreements with Unsecured Creditors’) with cash and 2,915.5 of newly issued shares of Series D-2 Preferred stock. The settled amounts include all outstanding note payable and accrued interest, certain outstanding accounts payables, related parties’ advances to the Company and certain accrued salary payable to officers. Certain accounts payable in excess of the settlement amounts were written off to equity.

F.	Recapitalization adjustment resulting from the Asset Sale Transaction

27

DIRECTORS AND EXECUTIVE OFFICERS

Appointment of Officers and Directors of the Company

Pursuant to the terms of the Asset Purchase Agreement, the Company appointed Dr. Ruxin as its President & Chief Executive officer, effective as of the Closing Date and as a member of its Board of Directors, Jeffrey Busch as Chairman of the Board of Directors and Yvonne Fors as a member of the Board of Directors. The appointments to the Board of Directors became effective ten days after the mailing of a Schedule 14F-1 information statement to all holders of record of our common stock.

Additional Information on Appointees

Mick Ruxin, M.D.

Dr. Ruxin has been a strategic advisor to Avant since December 2017. Previously, Dr. Ruxin was the Chairman, CEO and Founder of Global Med Technologies, Inc. (GLOB). He grew GLOB from a foundational concept to an international medical software company, specializing in FDA approved software, with specific diagnostic capabilities, and serving over 30 countries on 4 continents. Under his leadership, GLOB had its initial financing, its public offering and subsequent follow-on financings. Dr. Ruxin also founded PeopleMed, Inc., a validation and chronic disease management software subsidiary of GLOB. In addition, he conceived and executed the acquisition and financing of Inlog, a French software company serving the EU, becoming the Directeur General and responsible for European Operations—and eDonor, a US based regulated software company serving domestic and international blood donor centers. Prior to Dr. Ruxin engineering the sale of GLOB to a NYSE company, Haemonetics Corp. (HAE), he led his team to national prominence by being awarded the #1 position in quality of product and customer service against billion-dollar software companies, rated by an industry-respected, independent software rating service. After GLOB’s acquisition by Haemonetics, Dr. Ruxin was asked to stay with the company through the transition. Dr. Ruxin was on the Executive Management Team (EMT) at Haemonetics for approximately 6 months after the merger. The EMT was responsible for diagnostic strategies and identified domestic and international software opportunities for the Company. Before founding Global Med Technologies, Dr. Ruxin founded and was President and CEO of DataMed International, Inc. (DMI), a private, international drugs of abuse management company (from 1989-1997). DMI’s clients included FedEx, International Multi-Foods, Los Alamos National Laboratories, Chevron, ConAgra, Nestles and AT&T, among over 500 other companies. Dr. Ruxin was one of the first 10 certified Medical Review Officers in the country, and he participated in writing the Federal legislation for drugs of abuse testing. Dr. Ruxin received his M.D. degree from the University of Southern California and his B.A degree in Philosophy from the University of Pittsburgh.

Jeffrey Busch

Mr. Busch is the current Chairman and CEO of Global Medical REIT, a NYSE listed (NYSE:GMRE) and publicly traded company which acquires licensed medical facilities. Mr. Busch has been a Presidential Appointee, entrepreneur and active investor in various asset classes, including medical and pharmaceutical since 1985. Mr. Busch has had a distinguished career in public service, which included serving as a Chief of Staff to a United States Congressman and serving in senior positions in two U.S. Presidential Administrations. Mr. Busch oversaw hundreds of millions of dollars in economic development programs. Mr. Busch represented the United States before the United Nations in Geneva, Switzerland. Mr. Busch has served as a top advisor to several publicly traded medical companies and has worked in the medical, blood supply and management field. Mr. Busch also served as President of Safe Blood International Foundation, where he oversaw the establishment of medical facilities in 35 developing nations, including China, funded by the U.S. Center for Disease Control, USAID, Chinese government and corporate and private entities. Mr. Busch is a graduate of the New York University Stern School of Business, holds a Master of Public Administration specializing in health care from New York University, and a Doctor of Jurisprudence from Emory University.

Yvonne C. Fors

Ms. Fors is the current Chief Financial Officer and Vice President of Finance for Ashton Capital Corporation, Ms. Fors has taken an active role in all areas of the business since joining the team in 2000. In addition to her involvement in company growth through acquisition, real estate development and investment, she establishes relationships and collaborates with banks and other financial institutions to leverage the assets of the corporation into funding for expansion. In addition to her seat on the Ashton Capital Corporation Board of Directors, Ms. Fors currently serves on the Boards of SaviBank, Savi Financial Corporation and GaffTech. She is also actively involved in SWAN Investments, an early stage investment fund located in Seattle. Previously the Controller and Manager of four medical clinics in Las Vegas, Nevada, Ms. Fors holds a Bachelor of Science degree in Accounting from the University of Nevada, Las Vegas.

Employment Agreements with Officers

Concurrently with the execution of the Asset Purchase Agreement, the Company entered into the Ruxin Employment Agreement and the Busch Employment Agreement, effective as of the Closing Date. For further information regarding the Ruxin Employment Agreement and the Busch Employment Agreement, see “The Asset Purchase Agreement and Related Agreements — The Employment Agreements.”

Existing OncBioMune Director

Effective as of the closing of the Transaction, the existing members of our Board of Directors resigned with the exception of Andrew Kucharchuk. Mr. Kucharchuk resigned from his positions as Chief Executive Officer, Chief Financial Officer and President of the Company effective as of the Closing Date. In connection with Mr. Kucharchuk’s resignation, Mr. Kucharchuk and the Company entered into a Separation Agreement and General Release of Claims (the “Separation Agreement”) and a Consulting Agreement. Under the Separation Agreement, Mr. Kucharchuk received 261 shares of Series D-2 Preferred (the “Separation Pay”). Under the Consulting Agreement, Mr. Kucharchuk will be available as a strategic advisor to the Company’s Chief Executive Officer for six months from the Closing Date in exchange for a consulting fee of $15,000 per month.

28

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO OUR SHAREHOLDERS

There should be no U.S. federal income tax consequences to a holder of our stock as a result of the Transaction.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the closing of the Transaction, will automatically update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to closing of the Transaction. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act).

●	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019;

●	Our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020; and

●	Our Current Reports on Form 8-K dated May 8, 2020, May 13, 2020, June 1, 2020 and June 11, 2020.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described below in “Where You Can Obtain Additional Information.”

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are not historical facts but instead represent the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. The Company’s forward-looking statements are subject to various risks and uncertainties, including:

●	general economic and business conditions;
●	substantial doubt about our ability to continue as a going concern;
●	our needs to raise additional funds in the future which may not be available on acceptable terms or at all;
●	our inability to successfully recruit and retain qualified personnel in order to continue our operations;
●	our ability to successfully implement our business plan;
●	if we are unable to successfully acquire, develop or commercialize new products;
●	our expenditures not resulting in commercially successful products;
●	third parties claiming that we may be infringing their proprietary rights that may prevent us from manufacturing and selling some of our products;
●	the impact of extensive industry regulation, and how that will continue to have a significant impact on our business, especially our product development, manufacturing and distribution capabilities;
●	the conditions of the securities markets, generally, and acceptance of the Company’s services within those markets;
●	the amount of the costs, fees, expenses and charges related to the Transaction;
●	the Company’s ability to meet expectations regarding the timing and completion of the accounting and tax treatments of the merger;

and other risks and factors identified from time to time in the Company’s filings with the SEC. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. This Information Statement also contains statements which contemplate that the Transaction will be completed. The Transaction is subject to regulatory and other customary closing conditions. There can be no assurance that the Transaction will be completed. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements.

29

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Forms 10-K and 10-Q, respectively, with the SEC. The SEC maintains a website (http://www.sec.gov) that contains the filings of issuers that file electronically with the SEC through the EDGAR system. Copies of such filings may also be obtained by writing to the Company at OncBioMune Pharmaceuticals, Inc., 15000 W. 6th Ave., #400, Golden, CO 80401.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company at OncBioMune Pharmaceuticals, Inc., 15000 W. 6th Ave., #400, Golden, CO 80401, or by calling (888) 585-4923.

30

AVANT DIAGNOSTICS, INC.

INDEX TO FINANCIAL STATEMENTS

Unaudited Financial Statements for Six Months Ended March 31, 2020 and 2019

Audited Financial Statements for Fiscal Years ended September 30, 2019 and 2018

F-1

AVANT DIAGNOSTICS, INC

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2020	September 30, 2019
	(Unaudited)
ASSETS
Current Assets:
Cash	$1,207,898	$569,960
Accounts receivable	17,454	-
Prepaid expenses	98,907	-
Total current assets	1,324,258	569,960

Other Assets:
Intellectual Property	3,075,868	3,209,602
Website development cost, net	1,596	2,125
Patent costs, net	160,500	124,668
Furniture and Equipment	441,150	366,359
Leasehold improvements	126,000
Other Assets	19,505	25,805
		3,728,559
Total Assets	$5,148,878	$4,298,519

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	209,587	1,449,683
Accrued expenses	234,495	446,039
Accrued payroll and benefits	19,402	478,333
Deferred compensation	46,443
Other current liabilities	(4,717)
Notes Payable		24,759
Derivative liability	-	277,569
Total current liabilities	505,210	2,676,383

Long Term Liabilities
Notes payable - capital leases	173,718	-
Notes payable - other	89,996	-
Total current liabilities	263,714	-

Total Liabilities	768,923	2,676,383

Commitments and Contingencies

Stockholders’ Equity:
Preferred stock, $0.001 par value; 50,000,000 shares authorized
Capital Stock
Series A preferred stock $0.001 par value; 2,211,00 and 2,051,000 shares outstanding as of March 31, 2020 and September 30, 2019, respectively	2,211	2,051
Series B preferred stock $0.001 par value; 25,615,870 and 25,615,870 shares outstanding as of March 31, 2020 and September 30, 2019, respectively	25,615	25,615
Series C preferred stock $0.001 par value; 150,000 and 150,000 shares outstanding as of March 31, 2020 and September 30, 2019, respectively	150	150
Series D preferred stock $0.001 par value; 1,915,000 and 1,358,000 shares outstanding as of March 31, 2020 and September 30, 2019, respectively	1,915	1,358
Series E preferred stock $0.001 par value; 2,490,000 and 0 shares outstanding as of March 31, 2020 and September 30, 2019, respectively	2,490	-
Common Stock $0.00001 par value, 450,000,000 shares authorized; 347,009,000 and 347,009,000 shares outstanding as of March 31, 2020 and September 30, 2019, respectively	3,470	3,470
Additional paid-in capital	40,633,389	37,345,682
Cashless warrants	76	67
Accumulated deficit	(36,289,361)	(35,756,257)

Total Stockholders’ Equity (Deficit)	4,379,955	1,622,136

Total Liabilities and Stockholders’ Equity	$5,148,878	$4,298,519

F-2

AVANT DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THREE AND SIX MONTHS ENDED MARCH 31, 2020

(UNAUDITED)

	For the Three Months Ended		For the Six Months Ended
	March 31,		March 31,
	2020	2019	2020	2019
Revenue	17,454	-	68,464	-

Cost of revenue	158,600	-	185,201	-
			-
Gross profit	(141,146)	-	(116,737)	-

Operating expenses:
Selling, general and administrative	83,798	255,106	553,600	531,838
Research and development	1,773	-	8,364	-
Professional fees	(61,531)	182,110	44,830	418,139
Bad debt expense	(203,989)	-	(203,989)	-
Total operating expenses	(179,949)	437,216	402,805	949,977

Loss from operations	38,803	(437,216)	(519,542)	(949,977)

Other income (expense):
Interest income (expense)	54,285	(31,744)	46,802	(38,489)
Director fees	(20,000)		(20,000)
Legal judgement/settlement	(34,064)		(34,064)
Unrealized gain (loss) on Investment	(1,400)	8,500	(6,300)	(5,300)
(Loss) gain on change in fair value of derivative	-	107,143	-	193,546
Total other income (expense)	(1,179)	83,899	(13,562)	149,757

Net Loss	37,624	(353,317)	(533,104)	(800,220)

Comprehensive loss:
Net loss	37,624	(353,317)	(533,104)	(800,220)
Unrealized loss on available for sale securities	-	-	-	-

Comprehensive loss	$37,624	$(353,317)	$(533,104)	$(800,220)

Net Loss Per Common Share:
Basic	0.000108424	-0.001018178	-0.001536283	-0.00230605

Weighted Average Common Shares Outstanding:
Basic	347,009,000	347,009,000	347,009,000	347,009,000

F-3

AVANT DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE THREE AND SIX MONTHS ENDED MARCH 31, 2020

(UNAUDITED)

	Warrants		Preferred Stock		Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balances at September 30, 2019	67	$67	29,174,000	$29,174	346,957,722	$3,470	$37,345,682	$(35,756,257)	$1,622,136

Sale of Preferred Stock	-	-	2,632,000	2,632	-	-	2,713,736	-	2,716,368

Net loss	-	-	-	-	-	-	-	(570,728)	(570,728)

Balances at December 31, 2019	67	$67	31,806,000	$31,806	346,957,722	$3,470	$40,059,418	$(36,326,985)	$3,767,776

Sale of Preferred Stock	9	9	575,000	575	-	-	573,968	-	574,552

Net loss	-	-	-	-	-	-	-	37,624	37,624

Balances at March 31, 2020	76	$76	32,381,000	$32,381	346,957,722	$3,470	$40,633,386	$(36,289,361)	$4,379,951

F-4

AVANT DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE THREE AND SIX MONTHS ENDED MARCH 31, 2019

(UNAUDITED)

	Warrants		Preferred Stock		Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balances at September 30, 2018	67	$67	27,397	$27,397	336,957,722	$3,370	$35,569,540	$(33,530,848)	$2,069,526

Sale of Preferred Stock	-	-	259	259	-	-	259,211	-	259,470

Net loss	-	-	-	-	-	-	-	(452,103)	(452,103)

Balances at December 31, 2018	67	$67	27,656	$27,656	336,957,722	$3,370	$35,828,751	$(33,982,951)	$1,876,893

Sale of Preferred Stock	-	-	319	319	-	-	319,151	-	319,470

Net loss	-	-	-	-	-	-	-	(800,220)	(800,220)

Balances at March 31, 2019	67	$67	27,975	$27,975	336,957,722	$3,370	$36,147,902	$(34,783,171)	$1,396,143

F-5

AVANT DIAGNOSTICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Six Months Ended
	March 31,
	2020	2019
Cash Flows from Operating Activities:
Net loss	$(533,104)	$(800,220)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	229,579	114,104
Stock-based compensation expenses	290,770	-
Adjustments to accounts payable	(1,136,167)	-
Loss on change in fair value of derivatives	-	(68,546)
Accounts receivable	(17,454)	-
Furniture and equipment & other fixed assets	(331,939)	(120,199)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(98,907)	-
Accounts payable and other liabilities	(211,077)	396,797
Due to related party	(27,217)	20,610
Reduction in notes payable	(200,332)	-
Accrued liabilities	(623,434)	92,539

Net cash used in operating activities	(2,659,282)	(364,915)

Cash Flows from Investing Activities:
Licensing costs	-	56,000
Other Assets	6,300	5,300

Net cash provided by (used in) investing activities	6,300	61,300

Cash Flows from Financing Activities:
Proceeds from sale of preferred stock	3,290,920	319,470

Net cash provided by financing activities	3,290,920	319,470

Net change in cash	637,938	15,855

Cash at beginning of period	569,960	30,896

Cash at end of period	$1,207,898	$46,751

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$14,930	$-
Income taxes	$-	$-

Non-cash investing and financing activities:
Preferred stock issued for debt settlement	$290,770	$-

F-6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Avant Diagnostics, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Avant Diagnostics, Inc. (“the Company”) as of September 30, 2019 and 2018 and the related statements of operations, changes in stockholders’ deficit and cash flows, for each of the periods ended September 30, 2019 and 2018, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2019 and 2018, and the results of its operations and its cash flows for each of the periods ended September 30, 2019 and 2018, in conformity with generally accepted accounting principles in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As more fully described in Note 2, the Company has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Weinstein International C.P.A. (Isr)
Jerusalem, Israel
December 31, 2019

We have served as the Company’s auditor since 2019.

F-7

AVANT DIAGNOSTICS, INC.
CONSOLIDATED BALANCE SHEETS

FOR THE YEARS ENDED SEPTEMBER 30, 2019 AND 2018

Balance Sheet

	September 30, 2019	September 30, 2018

ASSETS
Current Assets:
Cash	$569,960	$30,896
Total current assets	569,960	30,896
Non-current Assets
Intellectual Property	3,209,602	4,643,099
Website development cost, net	2,125	3,187
Furniture and Equipment	366,359	16,065
Other Assets	25,805	38,132
Patent costs, net	124,668	86,614
Total non-current assets	3,728,559	4,787,097
Total Assets	$4,298,519	$4,817,993

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	1,449,683	$1,531,383
Accrued expenses	446,039	508,131
Accrued payroll and benefits	478,333	180,025
Notes payable	24,759	56,259
Derivative liability	277,569	472,670
Total current liabilities	2,676,383	2,748,468
Total Liabilities	2,676,383	2,748,468

Commitments and Contingencies

Stockholders’ Equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized
Series A preferred stock $0.001 par value; 2,051,155 and 1,631,655 shares outstanding as of September 30, 2019 and September 30, 2018, respectively	2,051	1,632
Series B preferred stock $0.001 par value; 25,614,865 and 25,614,865 shares outstanding as of September 30, 2019 and September 30, 2018, respectively	25,615	25,615
Series C preferred stock $0.001 par value; 150,000 and 150,000 shares outstanding as of September 30, 2019 and September 30, 2018, respectively	150	150
Series D preferred stock $0.001 par value; 1,358,450 and -0- shares outstanding as of September 30, 2019 and September 30, 2018, respectively	1,358	-
Common Stock $0.00001 par value, 450,000,000 shares authorized; 346,957,722 and 336,957,722 shares outstanding as of September 30, 2019 and September 30, 2018 respectively	3,470	3,370
Warrants	67	67
Additional paid-in capital	37,345,682	35,569,540
Accumulated deficit	(35,756,257)	(33,530,848)
Total Stockholders’ Equity	1,622,136	2,069,526
Total Liabilities and Stockholders’ Equity	4,298,519	$4,817,993

The accompanying notes are an integral part of these consolidated financial statements.

F-8

AVANT DIAGNOSTICS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED SEPTEMBER 30, 2019 AND 2018

	Year ended September 30,
	2019	2018
Revenue	-	-
Cost of revenue	-	-
Gross profit	-	-

Operating expenses:
Selling, general and administrative	1,726,876	1,376,358
Professional fees	697,120	935,278
Total operating expenses	2,423,996	2,311,636
Loss from operations	(2,423,996)	(2,311,636)

Other income (expense)
Gain on other comprehensive income	-	38,477
Unrealized Gain (Loss) on Investment	(15,800)	33,800
Interest expense	(60,968)	10,624
Gain (Loss) on other comprehensive expense	80,252	-
Profit (Loss) on change in fair value of derivative	195,102	(143,063)
Total other income (expense)	198,586	(60,162)

Net Gain/ (Loss)	(2,225,409)	(2,371,797)

Loss per Share:
Basic and diluted net loss per common share outstanding	(0.01)	(0.01)
Basic and diluted weighted average number of common shares outstanding	264,743,909	240,672,638

Comprehensive loss:
Net loss	(2,225,409)	(2,371,797)
Unrealized loss on available for sale securities	-	-
Comprehensive gain/(loss)	(2,225,409)	(2,371,797)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

AVANT DIAGNOSTICS, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED SEPTEMBER 30, 2019 AND 2018

							Additional
	Warrants		Preferred stock		Common stock		Paid in	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Total
Balance, September 30, 2017			-	$-	303,927,098	$3,040	32,132,294	(31,159,051)	976,283
Sale of common stock	-	-	-	-	-	-	-		-
Sale of Preferred Stock	-	-	1,266	1,266	-	-	1,264,190		1,265,455
Warrants issued for services	67	67	-	-	-	-	99,933		100,000
Common stock issued for services	-	-	-	-	2,938,551	29	59,142		59,171
Common stock issued to pay debt	-	-	-	-	30,092,073	301	373,139		373,440
Preferred stock issued to pay debt	-	-	26,131	26,131	-	-	1,640,842		1,666,973
Net loss	-	-	-	-	-	-	-	(2,371,797)	(2,371,797)
Balance, September 30, 2018	67	67	27,397	27,397	336,957,722	3,370	35,569,540	(33,530,848)	2,069,526
Common stock issued for services	-	-	-	-	10,000,000	100	-		100
Sale of Preferred Stock	-	-	1,778	1,778	-	-	1,776,142		1,777,920
Net loss	-	-	-	-	-	-	-	(2,225,409)	(2,225,409)
Balance, September 30, 2019	67	67	29,174	29,174	346,957,722	3,470	37,345,682	(35,756,257)	1,622,136

The accompanying notes are an integral part of these consolidated financial statements.

F-10

AVANT DIAGNOSTICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED SEPTEMBER 30, 2019 AND 2018

	Year ended September 30,
	2019	2018
Cash Flows from Operating Activities:
Net loss	$(2,225,409)	$(2,371,797)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,848,651	463,524
Common stock issued for services	100	-
Stock-based compensation expenses	-	59,173
Loss on change in fair value of derivatives	(195,102)	(1,454,130)
Changes in operating assets and liabilities:
Furniture and Equipment	(350,293)	(16,065)
Accounts payable	(81,700)	424,774
Due to related party	298,308	(97,150)
Accrued liabilities	(62,092)	(34,209)
Net cash used in operating activities	(767,537)	(3,025,880)

Cash Flows from Investing Activities:
Acquisition	(395,496)	-
Licensing costs	(56,650)	(15,127)
Other Assets	12,327	8,428
Net cash provided by (used in) investing activities	(439,819)	(6,699)

Cash Flows from Financing Activities:
Proceeds from sale of common stock, net	-	373,440
Proceeds from warrant and option exercises	-	100,000
Proceeds from convertible notes payable	(31,500)	(343,741)
Proceeds from the issuane of Preferred Stock	1,777,920	2,932,428

Net cash provided by financing activities	1,746,420	3,062,127

Net increase in cash	539,064	29,548
Cash at beginning of period	30,896	1,348
Cash at end of period	$569,960	$30,896

The accompanying notes are an integral part of these consolidated financial statements.

F-11

AVANT DIAGNOSTICS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019 AND 2018

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Avant Diagnostics, Inc. (“Avant”, “we” or the “Company”), a Nevada corporation established in 2009, is a commercial-stage molecular data-generating company that focuses on the development and commercialization of a series of proprietary data-generating assays that provide important actionable information for physicians and patients in the areas of cancers. Avant was originally named Arrayit Diagnostics, Inc. which was formed as a majority owned subsidiary of Arrayit Corporation (“Arrayit”) through a technology transfer in July 2009. In January 2013, the Company effected a name change to Avant Diagnostics, Inc. In May of 2016, the Company acquired assets from Theranostics Health, Inc. and Amarantus Diagnostics, Inc. to significantly expand its pipeline and position itself for commercialization.

Basis of Presentation

Effective December 29, 2014, we completed a reverse recapitalization, as agreed in the definitive Agreement and Plan of Reorganization, of 100% of the outstanding equity interests of American Liberty Petroleum Corp. (“ALP”). Avant shareholders received approximately 74,500,000 shares of common stock for a 93% equity interest in ALP. Such share exchange was calculated based on a one-for-one conversion ratio after a 1 for 17 reverse stock split of ALP which was subsequently effected in March 2015. The split affected the ALP common stock and not the Avant common stock. All references in these consolidated financial statements to the number of shares, options and other common stock equivalents, price per share and weighted-average number of shares outstanding of common stock have been adjusted to retroactively reflect the effect of the stock split. Per the terms of the Agreement and Plan of Reorganization, ALP was delivered with zero assets and $70,000 in liabilities at time of closing. Following the reverse merger, we changed the name of ALP to “Avant Diagnostics, Inc.” The transaction was regarded as a reverse recapitalization whereby Avant was considered to be the accounting acquirer as it retained control of ALP after the exchange. Although ALP is the legal parent company, the share exchange was treated as a recapitalization of ALP. Avant is the continuing entity for financial reporting purposes. Accordingly, the assets and liabilities and the historical operations reflected in the financial statements are those of Avant for all periods presented.

In conjunction with the reverse recapitalization, Issuers Capital Advisors, LLC, an entity controlled by the Company’s former President and CEO, was granted 5,000,000 warrants with a fair value of $641,126. The cost of the warrants are recognized on the Consolidated Statement of Operations as Merger costs.

As of September 30, 2019, there remained a total 3,510,000 shares of common stock that still had not been converted by Avant shareholders as part of the reverse recapitalization. The Agreement and Plan of Reorganization does not provide for cash in lieu of exchange of shares and provides that upon the merger, the shareholders acquired their rights in ALP shares and all outstanding shares of Avant were deemed to be cancelled. There is no timeframe as to when the shareholders must convert their shares and, as of the date of this report, the shares have not been issued.

On January 27, 2015, the Company effected a change in the par value of its common stock to $0.00001 per share. Accordingly, the Company has recorded a retroactive reclassification to reflect the change in par value on its consolidated balance sheets for all periods presented.

On May 11, 2016, the Company acquired substantially all of the assets and assumed certain liabilities related to the business of Theranostics Health, Inc., a Delaware corporation (“THI”). THI was a leading developer of phospho-proteomic technologies for measuring the activation status of key signaling pathways that are instrumental in the development of companion diagnostics for molecular-targeted therapies in oncology, which the Company calls Theralink® technology. THI used Theralink® to support the drug development programs of many major pharmaceutical and biotechnology drug development companies. Theralink® had an initial commercial launch under the Clinical Laboratory Improvement Amendments (CLIA) regulatory pathway from late 2014 to late 2015 where important information was obtained regarding cost of goods sold (COGS), reimbursement expectations, scale and adoption. Theralink® was withdrawn from the commercial market in late 2015 due to an inability to reach profitability, which precipitated the sale of assets from THI to the Company.

F-12

The Company also owns an exclusive license and has distribution rights for OvaDx®, a noninvasive proteomics diagnostic screening test for the early detection of ovarian cancer. Prior to the acquisitions of assets from THI and ADI, the Company’s primary activities since inception had been focused on preparing sample specimens in order for OvaDx® to be further tested according to the guidelines outlined by the Food & Drug Administration for the commercial development of diagnostic tests. As of September 31, 2019, the Company is no longer pursuing OvaDx® and has written down the intangible asset to zero.

Recent Developments

During the fiscal year ended September 30, 2018, the Company curtailed its operations as a result of its limited operating capital. Since the end of the fiscal year ended September 30, 2017 through September 30, 2018, we have focused on executing our business plan by commercializing our proprietary data-generating technology in the area of oncology, as well as focusing on the relocation and opening of a revenue producing CAP/CLIA laboratory. The Company is focused on improving revenues in the pharma services business by acquiring customers with oncology-focused preclinical and clinical drug development programs. The Company is establishing business relationships with pharmaceutical companies in early and late stage clinical development.

In connection with the purchase of the business assets and certain liabilities of Theranostics Health, Inc. (“THI”), the Company acquired a CLIA laboratory located in Gaithersburg, Maryland. THI was a leading developer of proteomic technologies for measuring the activation status of key signaling pathways that are instrumental in the development of companion diagnostics for molecular-targeted therapies. THI has used these proteomic technologies to support the drug development programs of many major pharmaceutical and biotechnology drug development companies. THI was also providing these testing capabilities to clinical oncologists to advance personalized medicine through its Theralink® data-generating assays.

As a result of the cost cutting measures taken during the fiscal year ended September 30, 2018, the Company substantially curtailed the use of the CLIA laboratory. As a result of these cost cutting measures, the Company was unable to timely make certain payments on the terms of the lease. As a result, the Company defaulted on its lease at the location of the Maryland laboratory and the landlord held the equipment located in the facility as collateral for amounts owed under the lease. AVDX Investors Group, LLC (“AVDX”), an entity controlled by Jeff Busch, our Executive Chairman (“Busch”), loaned the Company the capital to purchase the equipment. The note issued to AVDX is a demand promissory note that bears no interest and is secured by the equipment. During the fiscal year ended September 30, 2018, AVDX, Busch and his affiliated entities also loaned and/or paid certain obligations amounts on behalf of the Company.

Once the Company reacquired the equipment for the laboratory, management undertook a review of the Company’s current operations and decided to move the CLIA laboratory from Maryland to Golden, Colorado (the “New Lab”) In connection with the relocation to the New Lab, the Company executed a lease, built out the space for the New Lab and moved the equipment from Maryland to Colorado. In connection with this relocation, management, in consultation with scientists from George Mason University, the licensor of the Company’s Theralink® technology (“Licensor”), evaluated the status of the Company’s equipment. It was determined that the equipment was not properly maintained and was left in poor working order by prior management. As a result, the Company had to spend approximately $152,209 during the fiscal year ended September 30, 2018 to have the equipment refurbished for the New Lab, so the Licensor could assist management with the set up and validation of the equipment to be used for the technology. The Company continues to build out the lab and plans to have it operational by December 2019-January 2020.

During the fiscal year ended September 30, 2019, the Company focused on executing its business plan by building out the New Lab and validating the equipment in order to meet CLIA and CAP standards. In addition, the Company’s management team has been actively marketing it’s Theralink® assay by attending and having a booth at multiple cancer trade shows such as AACR and ASCO. By the end of the fiscal year ended September 30, 2019, 95% of the leasehold improvements in the New Lab were completed. The New Lab has a Laser Capture Microdissection (LCM) area, with two new LCMs, which will help the Company commercialize its proprietary data-generating technology for biopharmas once the New Lab is opened. The Company has also installed a tissue culture lab in addition to the main lab, which has two RPPA instruments and three auto stainers which will help the Company commercialize its proprietary data-generating technology for new pharmaceutical clients. Management believes the Company’s New Lab now has all of the instruments necessary to service biopharmas by acquiring customers with oncology-focused preclinical and clinical drug development programs. Arrangements have been made with a large hospital system to obtain the necessary population data (breast cancer tumor samples) to move the Company towards CLIA/CAP certifications.

F-13

In addition to the build out of the New Lab, the Company has hired an experienced staff to be able to service potential customers once the New Lab receives its necessary certifications. It has done this by hiring (i) two Ph.D’s from the GMU Proteomics Lab (ii) a histologist who is an expert in CLIA/CAP regulations and (iii) an experienced Senior Director of Business Development who has been instrumental in developing oncology and channel partner networks that the Company believes will be important in developing a strong cancer patient referral base. The Company believes that it will be able to obtain the CLIA/CAP certifications in the first half of 2020, but the New Lab is planned to be operational by the December 2019-January 2020 time frame.

NOTE 2 – GOING CONCERN AND MANAGEMENT’S LIQUIDITY PLANS

Since inception, the Company has financed its operations primarily through equity and debt financings and advances from related parties. As of September 30, 2019 and 2018, the Company had an accumulated deficit of $35.76 million and $33.53 million, respectively. During the year ended September 30, 2019 and 2018, the Company incurred net losses of $2.23 million and $2.37 million, respectively, and used cash in operating activities of ($767,537) and used ($3,025,880), respectively. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company recognizes it will need to raise additional capital in order to fund operations, meet its payment obligations and execute its business plan. There is no assurance that additional financing will be available when needed or that management will be able to obtain financing on terms acceptable to the Company and whether the Company will generate revenues, become profitable and generate positive operating cash flow.

If the Company is unable to raise sufficient additional funds on favorable terms, it will have to develop and implement a plan to further extend payables and to raise capital through the issuance of debt or equity on less favorable terms until sufficient additional capital is raised to support further operations. There can be no assurance that such a plan will be successful. If the Company is unable to obtain financing on a timely basis, the Company could be forced to sell its assets, discontinue its operations and/or pursue other strategic avenues to commercialize its technology, and its intellectual property could be impaired.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The financial statements include the accounts of the Company and AVDX Investors Group, LLC (AVDX). Avant Diagnostics Acquisition Corporation (ADAC) and American Liberty Petroleum Corp. was dissolved. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period. The Company’s significant estimates include the valuation of derivative liabilities, useful lives of long-lived assets, the valuation of debt and equity instruments, the valuation allowance relating to stock-based compensation and the Company’s deferred tax assets. Actual results could differ from those estimates.

F-14

Revenue Recognition

For revenue from product sales and services, the Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product or services has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

The Company derives its revenue from the performance under research and development contracts. These contracts require the Company to provide services directed towards specific objectives and include developmental milestones and deliverables. Up-front payments are recorded as deferred revenue and recognized when milestones are achieved. The Company may be reimbursed for certain costs incurred in preforming the specific research and development activities and records the reimbursement as revenues. As of September 30, 2019, and 2018, deferred revenue was $-0- and $-0-.

Cost of Sales and Service

The cost of sales and service consists of the cost of labor, equipment depreciation, and supplies and materials.

Accounts Receivable

Trade receivables are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus, trade receivables do not bear interest. Trade accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition.

Allowance for Doubtful Accounts

Any charges to the allowance for doubtful accounts on accounts receivable are charged to operations in amounts sufficient to maintain the allowance for uncollectible accounts at a level management believes is adequate to cover any probable losses. Management determines the adequacy of the allowance based on historical write-off percentages and the current status of accounts receivable. Accounts receivable are charged off against the allowance when collectability is determined to be permanently impaired. As of September 30, 2019, and 2018, allowance for doubtful accounts was $-0-.

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives as follows:

Office equipment	5 years
Lab equipment	5 years

Net Loss per Share of Common Stock

The Company computes basic net loss per share by dividing net loss per share available to common stockholders by the weighted average number of common shares outstanding for the period, adjusted to give effect to the 17-for-1 reverse stock split, which was effective in the market in March 2015 (see Note 1), and excludes the effects of any potentially dilutive securities. Diluted earnings per share, if presented, would include the dilution that would occur upon the exercise or conversion of all potentially dilutive securities into common stock using the “treasury stock” and/or “if converted” methods as applicable. The computation of basic and diluted loss per share for the years ended September 30, 2019 and 2018 excludes potentially dilutive securities when their inclusion would be anti-dilutive, or if their exercise prices were greater than the average market price of the common stock during the period.

F-15

The following securities are excluded from the calculation of weighted average dilutive common shares because their inclusion would have been anti-dilutive:

	September 30,	September 30,
	2019	2018
Shares issued upon conversion of convertible notes and accrued interest	$-	-

Intangible Assets

The Company’s intangible assets consists of the following:

Intellectual property for the technology transfer agreement and licensing payments for use of various patents for its worldwide exclusive licensed rights to OvaDx®, a diagnostic screening test for the early detection of ovarian cancer. As of September 30, 2019, the Company has not applied for FDA approval with respect to the clinical use of these intangible assets. The carrying value of September 30, 2019 and 2018 was $-0- and $1,166,834 respectively. As of September 31, 2019, the Company is no longer pursuing OvaDx® and has written down the intangible asset to zero.

Intellectual property acquired from the THI Acquisition leading to the development of proteomic technologies for measuring the activation status of key signaling pathways that are instrumental in the development of companion diagnostics for molecular-targeted therapies. The Company had used these proteomic technologies to support the drug development programs of many major pharmaceutical and biotechnology drug development companies. The carrying value of September 30, 2019 and 2018 was $3,209,602 and $3,477,068, respectively.

Intangible assets with finite lives are amortized over their estimated useful lives. Intangible assets with indefinite lives are not amortized, but are tested for impairment annually. The Company’s intangible asset with a finite life included intellectual property acquired from THI Acquisition, capitalized website development costs and patent costs, which are being amortized over their economic or legal life, whichever is shorter. The gross carrying amounts and accumulated amortization related to acquired intangible assets as of September 30, 2019 are as follows (in thousands, except year amounts):

		Book Value	Additions			Amortization Expense	Book Value
	Original	as of	during	Total after	Remaining life	for the Year Ended	as of
Description	Purchase Price	September 30, 2018	the year	Additions	In years	September 30, 2019	September 30, 2019
License Rights to OvaDx	1,685	1,167	-	1,167	9	1,167	-
THI Acquisition on May 11, 2016	4,119	3,477	-	3,477	15	267	3,210
Website development cost	21	3	-	3	5	1	2
Patent costs	200	87	57	143	9	19	125
Lab Equipment	412	15	395	411	5	44	366
	6,437	4,749	452	5,201		1,498	3,703

The Company incurred amortization expense and amortization of licensing rights/acquisition associated with its finite-lived intangible assets of approximately $1,498,357 for the year ended September 30, 2019.

Impairment of Long-Lived Assets

The Company reviews the carrying value of intangibles and other long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets is measured by comparing the carrying amount of the asset or asset group to the undiscounted cash flows that the asset or asset group is expected to generate. If the undiscounted cash flows of such assets are less than the carrying amount, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value. During the year ended September 30, 2019 and 2018, the Company management performed an evaluation of its acquired intangible assets as of September 30, 2019 and 2018 and no impairment was deemed to exist as of September 30, 2019 and 2018. Considerable management judgment is necessary to estimate the fair value. Accordingly, actual results could vary significantly from management’s estimates. As of September 30, 2019, the Company is no longer pursuing OvaDx® and has written down the intangible asset to zero.

F-16

Convertible Instruments

U.S. GAAP requires companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments according to certain criteria. The criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. An exception to this rule is when the host instrument is deemed to be conventional, as that term is described under applicable ASC 480-10.

When the Company has determined that the embedded conversion options should not be bifurcated from their host instruments, the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their stated date of redemption.

Derivative Financial Instruments

The Company classifies as equity any contracts that (i) require physical settlement or net-share settlement or (ii) provide the Company with a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement) providing that such contracts are indexed to the Company’s own stock. The Company classifies as assets or liabilities any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the Company’s control) or (ii) gives the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement).

The Company assesses classification of its common stock purchase warrants, if any, and other free-standing derivatives at each reporting date to determine whether a change in classification between assets and liabilities is required.

The Company’s free-standing derivatives consist of embedded conversion options with issued convertible notes. The Company evaluated these derivatives to assess their proper classification in the consolidated balance sheets as of September 30, 2019 using the applicable classification criteria enumerated under ASC 815-Derivatives and Hedging. The Company determined that certain embedded conversion features do not contain fixed settlement provisions. The convertible notes contain a conversion feature such that the Company could not ensure it would have adequate authorized shares to meet all possible conversion demands.

As such, the Company was required to record the debt derivatives which do not have fixed settlement provisions as liabilities and mark to market all such derivatives to fair value at the end of each reporting period.

Segment Reporting

The FASB accounting guidance regarding disclosures about segments of an enterprise and related information establishes standards for the manner in which public business enterprises report information about operating segments. The Company is managed as a single operating segment for internal reporting and for internal decision-making purposes. Therefore, we have concluded that we operate as a single segment.

Subsequent Events

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued. Based upon the evaluation, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the consolidated financial statements, except as disclosed.

F-17

Recent Accounting Pronouncements

Cash

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. As of September 30, 2019 and 2018, the Company does not have any cash equivalents.

Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses are carried at amortized cost and represent liabilities for goods and services provided to the Company prior to the end of the financial year that are unpaid and arise when the Company becomes obliged to make future payments in respect of the purchase of these goods and services.

Concentrations of Credit Risk

The Company maintains deposits in a financial institution which is insured by the Federal Deposit Insurance Corporation (“FDIC”). At various times, the Company had deposits in this financial institution in excess of the amount insured by the FDIC.

Research and Development

The Company accounts for research and development costs in accordance with the Accounting Standards Codification subtopic (“ASC”) 730-10, Research and Development (“ASC 730-10”). Under ASC 730-10, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. For the years ended September 30, 2019 and 2018, the Company’s expenditures on research and product development were $-0- and $-0- respectively.

Comprehensive Income (Loss)

The Company adopted ASC subtopic 220-10, Comprehensive Income (“ASC 220-10”) which establishes standards for the reporting and displaying of comprehensive income and its components. Comprehensive income is defined as the change in equity of a business during a period from transactions and other events and circumstances from non-owners’ sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. ASC 220-10 requires other comprehensive income (loss) to include unrealized gains and losses on available for sale securities adjustments.

Income Taxes

In March 2018, the FASB issued ASU 2018-05, Income Taxes (Topic 740): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118. ASC Topic 740 provides accounting and disclosure guidance on accounting for income taxes under generally accepted accounting principles (“U.S. GAAP”). This guidance addresses the recognition of taxes payable or refundable for the current year and the recognition of deferred tax liabilities and deferred tax assets for the future tax consequences of events that have been recognized in an entity’s financial statements or tax returns. FN1 ASC Topic 740 also addresses the accounting for income taxes upon a change in tax laws or tax rates. FN2 The income tax accounting effect of a change in tax laws or tax rates includes, for example, adjusting (or re-measuring) deferred tax liabilities and deferred tax assets, as well as evaluating whether a valuation allowance is needed for deferred tax assets. FN3 The guidance in ASC Topic 740 does not, however, address certain circumstances that may arise for registrants in accounting for the income tax effects of the Act. The staff understands from outreach that registrants will potentially encounter a situation in which the accounting for certain income tax effects of the Act will be incomplete by the time financial statements are issued for the reporting period that includes the enactment date of December 22, 2017. Questions have arisen regarding different approaches to the application of the accounting and disclosure guidance in ASC Topic 740 to such a situation. Accordingly, the SEC staff believes clarification is appropriate to address any uncertainty or diversity of views in practice regarding the application of ASC Topic 740 in situations where a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting under ASC Topic 740 for certain income tax effects of the Act for the reporting period in which the Act was enacted.

F-18

The Tax Cuts and Jobs Act (the “Act”) changes existing United States tax law and includes numerous provisions that will affect businesses. The Act, for instance, introduces changes that impact U.S. corporate tax rates, business-related exclusions, and deductions and credits. The Act will also have international tax consequences for many companies that operate internationally. The Act has widespread applicability to registrants.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in the financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts (“temporary differences”) at enacted tax rates in effect for the years in which the temporary differences are expected to reverse. The Company adopted the provisions of ASC Topic 740-10, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s consolidated financial statements as of September 30, 2019 and 2018. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date. The Company classifies interest expense and any related penalties related to income tax uncertainties as a component of income tax expense. The Company recorded $2,516 in income taxes during September 30, 2019.

Advertising

The Company’s advertising costs are expensed as incurred. Advertising expense was $2,423 and $3,375 for the years ended September 30, 2019 and 2018.

Stock-Based Compensation

In May 2017, the FASB issued ASU 2017-09, Compensation—Stock Compensation (Topic 718): Scope of Modification Accounting, which clarifies when to account for a change to the terms or conditions of a share-based payment award as a modification. Under the new guidance, modification accounting is required only if the fair value, the vesting conditions, or the classification of the award (as equity or liability) changes as a result of the change in terms or conditions. It is effective prospectively for the annual period ending December 31, 2018 and interim periods within that annual period. Early adoption is permitted. The Company is currently evaluating the impact of adopting this standard on the consolidated financial statements and disclosures, but does not expect it to have a significant impact.

The Company measures the cost of services received in exchange for an award of equity instruments based on the fair value of the award. For employees and directors, the fair value of the award is measured on the grant date and for non-employees, the fair value of the award is generally re-measured on vesting dates and interim financial reporting dates until the service period is complete. The fair value amount is then recognized over the period during which services are required to be provided in exchange for the award, usually the vesting period. Stock-based compensation expense is recorded by the Company in the same expense classifications in the consolidated statements of operations and comprehensive loss, as if such amounts were paid in cash.

NOTE 4 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company measures the fair value of financial assets and liabilities based on the guidance of ASC 820 “Fair Value Measurements and Disclosures” which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

F-19

ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1	—	quoted prices in active markets for identical assets or liabilities

Level 2	—	quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3	—	inputs that are unobservable based on an entity’s own assumptions, as there is little, if any, related market activity (for example, cash flow modeling inputs based on assumptions)

Financial liabilities as of September 30, 2019 measured at fair value on a recurring basis are summarized below:

The Company determined that certain conversion option related to convertible notes issued did not have fixed settlement provisions and are deemed to be derivative financial instruments, since the exercise price was subject to adjustment based on certain subsequent equity transactions that would change the exercise price, the Company elected to use a lower reset provision. Accordingly, the Company was required to record such conversion option as a derivative liability and mark such derivative to fair value each reporting period. Such instrument was classified within Level 3 of the valuation hierarchy. For the purpose of calculating the potential embedded derivatives, the Company utilized an estimated conversion price of $0.01 in estimating the fair value of the conversion option.

The fair value of the conversion option was calculated using a binomial lattice formula with the following range of assumptions during the year ended September 30, 2019:

In the opinion of management, there is not a sufficient viable market for the Company’s common stock to determine its fair value, therefore management considers recent sales of its common stock to independent qualified investors and estimated fair value of net assets acquired through issuance of common stock. Since the valuation model inputs are not fixed, management has estimated the fair value to be utilizing a binomial lattice model. Considerable management judgment is necessary to estimate the fair value at each reporting period. Accordingly, actual results could vary significantly from management’s estimates.

Conversion price per share and conversion shares are based on the lower of reset or floor price of the respective notes.

The risk-free interest rate is the United States Treasury rate on the measurement date having a term equal to the remaining contractual life of the instrument. Since the Company’s stock has not been publicly traded with significant volume, the Company is utilizing an expected volatility based on a review of historical volatilities over a period of time equivalent to the expected life of the instrument being valued of similarly positioned public Companies within. The dividend yield is 0% as the Company has not made any dividend payment and has no plans to pay dividends in the foreseeable future.

Level 3 liabilities are valued using unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the derivative liabilities.

Level 3 financial liabilities consist of the derivative liabilities for which there is no current market for these securities such that the determination of fair value requires significant judgment or estimation. Changes in fair value measurements categorized within Level 3 of the fair value hierarchy are analyzed each period based on changes in estimates or assumptions and recorded as appropriate.

Significant observable and unobservable inputs include stock price, exercise price, annual risk-free rate, term, and expected volatility, and are classified within Level 3 of the valuation hierarchy. An increase or decrease in volatility or interest free rate, in isolation, can significantly increase or decrease the fair value of the derivative liabilities. Changes in the values of the derivative liabilities are recorded as a component of other income (expense) on the Company’s consolidated statements of operations and comprehensive loss.

F-20

The following table sets forth a summary of the changes in the fair value of the Company’s Level 3 financial liabilities that are measured at fair value on a recurring basis for the year ended September 30, 2019:

Balance - Beginning of period	$472,670
Aggregate fair value of derivative instruments issued	-
Transfers out upon payoff of notes payable	-
Change in fair value of derivative liabilities	(195,102)
Balance - End of period	$277,569

NOTE 5 - INVESTMENT IN EQUITY SECURITIES

As of September 30, 2019 the Company held one million (1,000,000) common stock of Amarantus BioScience Holdings, Inc. (AMBS) with a fair value of $18,000.

NOTE 6 – LICENSE AND TECHNOLOGY AGREEMENTS

As a result of a Licensing Agreement between Avant Diagnostics, Inc. and George Mason University (“GMU”), , Avant has the exclusive rights to commercialize 5 patents, associated with GMU’s RPPA technology, licensed from GMU. Also, Avant has the right of first refusal for all technology associated with RPPA technology from GMU.

The National Institute of Health (“NIH”) has also licensed 3 patents to Avant in the area of RPPA technology.

The Company’s intangible assets consist of technology enhancements and licensing payments for its worldwide exclusive licensed rights to OvaDx ®, a noninvasive proteomics diagnostic screening test for the early detection of ovarian cancer. As of September 30, 2019, the Company is no longer pursuing OvaDx® and has written down the intangible asset to zero.

NOTE 7 – CONVERTIBLE NOTES PAYABLE

As of September 30, 2019 the Company had $232,832 in Convertible Notes Payable.

Between October 28, 2016 and November 7, 2016, the Company entered into a various convertible promissory notes (collectively, the “Oct 2016 Notes”) with accredited investors (the “October 2016 Investors”) pursuant to which the October 2016 Investors purchased an aggregate principal amount of $40,000 of Convertible Promissory Notes for an aggregate purchase price of $40,000. The Oct 2016 Notes bear interest at 12% per annum and mature on six months from the date of issuance. The Oct 2016 Notes will be convertible at the option of the holder at any time into shares of common stock, at an initial conversion price equal to the lesser of (i) $0.25 or (ii) the closing sales price of such common stock on the date of conversion, subject to adjustment.

On May 25th 2018, the Company entered into an exchange Agreement (the “Coastal Exchange Agreement”) with Coastal Investment Partners, LLC (“Coastal”). Pursuant to the terms of the Coastal Exchange Agreement, the Company agreed to exchange the principal amount due under the convertible promissory note dated July 6, 2016 plus accrued but unpaid interest and default and other amounts due and payable under such notes, which was $305,664 as of the Effective Date (the “Coastal Notes”) in exchange for (i) 192,832 shares of Series A Preferred Stock having an aggregate value of $192,832 and (ii) the issuance of new convertible promissory notes due eighteen (18) months from the Effective Date in the aggregate principal amount of $192,832 (the “New Coastal Note”). The New Coastal Note shall bear interest at 8% per annum and is convertible into shares of the Company’s common stock at $0.015 per share, subject to adjustment. Coastal has contractually agreed to restrict their ability to convert the New Coastal Note such that the number of shares of the Company common stock held by them and their affiliates after such conversion does not exceed 9.99% of the Company’s then issued and outstanding shares of common stock. In connection with the Coastal Exchange Agreement, Coastal agreed to waive the defaults and breaches that have resulted on or prior to the Effective Date as well as any penalties, interest or other amounts that may have accrued under the Coastal Notes after March 31, 2018. In addition, Coastal entered into a termination agreement with the Company pursuant to which as of the Effective Date, (i) the securities purchase agreements and pledge agreements entered into with Coastal (the “Coastal Prior Agreements”) were terminated in their entirety and shall have no further force or effect, (ii) the security interests granted by the pledge agreement were terminated and shall have no further force or effect and (iii) neither party shall have any further rights or obligations under the Coastal Prior Agreements. Coastal also authorized the Company or its representatives to take all actions as they determine in their sole discretion to discharge and release any and all security interests, pledges, liens, and other encumbrances held by it on the Company’s assets.

F-21

NOTE 8 – PROMISSORY NOTES PAYABLE

As of September 30, 2019 the Company had $24,759 in Promissory Notes Payable.

On May 25 2018, the Company entered into an exchange agreement (the “Black Mountain Exchange Agreement”) with Black Mountain Equity Partners LLC (“Black Mountain”). Pursuant to the terms of the Black Mountain Exchange Agreement, the Company agreed to exchange the principal amount due under the convertible promissory note dated November 11, 2016 (the “Black Mountain Note”) in exchange for the issuance of new promissory note due twelve (12) months from the Effective Date in the aggregate principal amount of $20,000 (which includes a prepayment amount of $5,000 made on the Effective Date) (the “New Black Mountain Note”). The New Black Mountain Note shall bear interest at 12% per annum and has mandatory payments of $5,000 every 90 days until paid in full. In connection with the Black Mountain Exchange Agreement, Black Mountain agreed to waive the defaults and breaches that have resulted on or prior to the Effective Date as well as any penalties, interest or other amounts that may have accrued under the Black Mountain Note after March 31, 2018.

On May 25 2018, the Company entered into an exchange agreement with a certain investor for the issuance of new promissory note due twenty-four (24) months from the Effective Date in the aggregate principal amount of $47,259 (the “New 2016 Investor Note”). The New 2016 Investor Note shall bear interest at 12% per annum and has mandatory payments of $2,000 every 30 days until paid in full starting June 25, 2018. In connection with the 2016 Investors Exchange Agreement, the 2016 Investors have agreed to waive the defaults and breaches that have resulted on or prior to the Effective Date as well as any penalties, interest or other amounts that may have accrued under the 2016 Notes after March 31, 2018.

NOTE 9 – STOCKHOLDERS’ EQUITY

Preferred Stock

Effective January 27, 2015, the Company adopted an amendment to the articles of incorporation to authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors (the “Preferred Shares”). The amendment to our articles of incorporation will authorize the issuance of up to 50 million Preferred Shares, with different series under the discretion of our board of directors, without any action on the part of the stockholders. As of September 30, 2019 there was 2,211,155 Series A, 25,614,869 Series B, 150,000 Series C, and 1,428,450 Series D and there was 1,631,660 Series A, 25,614,869 Series B, and 150,000 Series C as of September 30, 2018.

On May 25, 2018, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock with the Secretary of State of the State of Nevada (the “Series A Certificate of Designation”). The number of shares of Series A Preferred Stock designated shall be up to 4,000,000. Each share of Series A Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1.00. Except as otherwise required by law, no dividend shall be declared or paid on the Series A Preferred Stock. Except as otherwise expressly required by law, the holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall have the number of votes equal all other outstanding shares of capital stock of the Company outstanding at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such that the holders of outstanding shares of Series A Preferred Stock shall always constitute 50.1% of the voting power of the Company until the Series A converts into common stock. The shares of Series A Preferred Stock are not redeemable by the Company. The shares of Series A Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company. Upon a consummation of a reverse stock split of the Company’s common stock, which the Board will decide in the future as to the terms of the reverse split ratio (the “Reverse Split”), the holders shall take all necessary steps with the Company to exchange all outstanding shares of Series A Preferred Stock into shares of the Company’s common stock at a rate of to be agreed upon by the parties.

F-22

On May 25, 2018, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock with the Secretary of State of the State of Nevada (the “Series B Certificate of Designation”). The number of shares of Series B Preferred Stock designated shall be up to 27,000,000. Each share of Series B Preferred Stock shall have a par value of $0.001 per share and a stated value equal to the total number of shares of Series B Preferred Stock issued to the Holder divided by their Owed Amount (as defined in the Series B Certificate of Designation). Except as otherwise required by law, no dividend shall be declared or paid on the Series B Preferred Stock. Except as otherwise expressly required by law, each holder of Series B Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to vote on an as-converted basis for each share of Series B Preferred Stock owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise required by law, the holders of shares of Series B Preferred Stock shall vote together with the holders of common stock on all matters and shall not vote as a separate class. The shares of Series B Preferred Stock are not redeemable by the Company. The shares of Series B Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company. Upon filing an amendment to the Company’s articles of incorporation to increase the number of shares of authorized common stock so that there is an adequate amount of shares of authorized common stock for issuance upon conversion of the Series B Preferred Stock (the “Amendment”), the shares of Series B Preferred Stock will be automatically converted into common stock and such conversion will require no action on behalf of the Company or the holder of the Series B Preferred Stock. Each share of Series B Preferred Stock shall convert into ten (10) shares of common stock of the Company, subject to adjustment.

On May 25, 2018 (the “Effective Date”), the Company entered into securities purchase agreements (collectively, the “Purchase Agreement”) with accredited investors (the “Investors”) pursuant to which the Company sold an aggregate of six hundred and fifty thousand (650,000) shares of its series A convertible preferred stock (the “Series A Preferred Stock”) for aggregate gross proceeds of $650,000. In addition, existing debtholders of the Company exchanged an aggregate of $516,155 (currently due and payable under existing indebtedness) for an aggregate of 516,155 shares of Series A Preferred Stock pursuant to exchange agreements described below.

On May 25 2018, the Company entered into an exchange agreement (collectively, the “2016 Investors Exchange Agreement”) with the investors who purchased convertible promissory notes between November 2016 and January 2017 (the “2016 Notes”) for an aggregate principal amount of $786,500 (the “2016 Investors”). Pursuant to the terms of the 2016 Investors Exchange Agreement, the Company agreed to exchange (i) the principal amount due under the 2016 Notes in exchange for an aggregate of (i) 323,323 shares of Series A Preferred Stock having an aggregate value of $323,323 and (ii) approximately 3,324,065 shares of series B convertible preferred stock having an aggregate value of approximately $498,610 (the “Series B Preferred Stock”). In connection with the 2016 Investors Exchange Agreement, the 2016 Investors have agreed to waive the defaults and breaches that have resulted on or prior to the Effective Date as well as any penalties, interest or other amounts that may have accrued under the 2016 Notes after March 31, 2018.

On May 25 2018, the Company entered into an exchange agreement (collectively, the “2017 Investors Exchange Agreement”) with the investors who purchased convertible promissory notes between June 2017 and October 2017 (the “2017 Notes”) for an aggregate principal amount of $545,000 (the “2017 Investors”). Pursuant to the terms of the 2017 Investors Exchange Agreement, the Company agreed to exchange (i) the principal amount due under the 2017 Notes (ii) warrants to purchase 18,166,667 shares of common stock and (iii) purchase rights to purchase shares of common stock for an aggregate of 72,666,667 shares of common stock, in exchange for an aggregate approximately 22,290,800 shares of series B convertible preferred stock having an aggregate value of $545,000 (the “Series B Preferred Stock”). The 2017 Investors have agreed to waive the defaults and breaches that have resulted on or prior to the Effective Date as well as any penalties, interest or other amounts that may have accrued under the 2017 Notes after March 31, 2018. The terms of the Series B Preferred Stock are set forth under Item 3.02 below. In addition, each 2017 Investor entered into a termination agreement with the Company (collectively, the “2017 Investors Termination Agreement”) pursuant to which as of the Effective Date, (i) the securities purchase agreements and pledge agreements entered into with the 2017 Investors (the “2017 Investors Prior Agreements”) were terminated in their entirety and shall have no further force or effect, (ii) the security interests granted by the pledge agreements were terminated and shall have no further force or effect and (iii) neither party shall have any further rights or obligations under the Prior Agreements. The 2017 Investors also authorized the Company or his/her/its representatives to take all actions as they determine in their sole discretion to discharge and release any and all security interests, pledges, liens, and other encumbrances held by such 2017 Investor on the Company’s assets.

F-23

In connection with the 2017 Investors Exchange Agreement, the 2017 Investors have agreed to a lock-up agreement with respect to any shares of common stock it may receive beginning on May 25, 2018 and ending on the nine (9) month anniversary of the date the Company’s laboratory is open for business (the “Lockup Period”). For the first one hundred and eighty (180) days after termination of the Lockup Period, the 2017 Investors shall be subject to a daily liquidation limit for any sales of common stock equal to two and a half percent (2.5%) of the average trading volume of the Company’s common stock for the prior five (5) trading days, but excluding the date of sale (the “Leakout Limitation”). For any sale proposed by the 2017 Investors in excess of the Leakout Limitation, the Company will have (a) a right of first refusal for a period of 15 business days after receipt of written notice of such sale from the 2017 Investor, to purchase such shares of common stock subject to the Leakout Limitation at a price equal to the average closing price per share of the Company’s common stock for the prior five (5) trading days prior to such notice, and (b) if not purchased by the Company, the Company will have approval rights of the counter party proposed by a 2017 Investor for the sale of any such securities, such approval in the Company’s sole and absolute discretion.

For a period of one year from the date of final closing of the offering, Investors holding at least a majority of the Series A Preferred Stock outstanding from time to time shall have the right to cause the Company to sell for cash to such Investors on a pro rata basis up to an aggregate of $1,000,000 of common stock in one or more transactions at a 10% discount to the average closing price of the common stock (as reported for consolidated transactions with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, then in the over-the-counter market, as reported on any tier maintained by the OTC Markets Group, Inc.) for the thirty (30) consecutive trading days immediately prior to (and including) the Friday preceding the date of such purchase or purchases.

At any time on or after the Effective Date and until the Company’s 2019 annual meeting of stockholders, the Investors, jointly and severally, shall have the exclusive right, voting separately as a class, to elect up to six (6) directors (each director, an “Investor Director”). A Preferred Director so elected shall serve for a term of one year and until his successor is elected and qualified. An Investor Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of holders of Series A Preferred Stock called for such purpose. Any vacancy created by such removal may also be filled at such meeting or by such consent for the remainder of such initial one-year term. At any time on or after the Effective Date and until the Company’s 2019 annual meeting of stockholders, Infusion 51a, LP (“Infusion”) shall have the right to elect up to three (3) directors (each director, an “Infusion Director”). An Infusion Director so initially elected shall serve for a term of one year and until his successor is elected and qualified. Any vacancy in the position of an Infusion Director may be filled only by the affirmative vote of Infusion. An Infusion Director may, during his or her term of office, be removed at any time, with or without cause. Any vacancy created by such removal may also be filled by Infusion for the remainder of such initial one-year term.

As soon as practicable after the final closing of the offering, the Company shall use commercially reasonable efforts to take all necessary actions and to obtain such approvals of the Company’s stockholders as may be required to increase the Company’s authorized shares of Common Stock such that the Company can issue all of the shares of Common Stock issuable upon completion of the restructuring and undertake a reverse stock split at such ratio where the number of shares of Common Stock outstanding after consummation of such reverse stock split will be decided by the Board in the future as to the terms of the reverse split ratio (the “Reverse Split”) before the exchange of the Series A Preferred Stock into shares of common stock (the “Stockholder Approval”). Until the consummation of the Reverse Split (as defined herein), the Investors appointed AVDX Investors Group, LLC (the “Investor Representative”) as its attorney-in-fact for the purpose of carrying out the Stockholder Approval.

From the Effective Date until the consummation of the Reverse Split, upon any issuance by the Company of common stock or Common Stock Equivalents (as defined in the Series A Certificate of Designations (as defined below)) for cash consideration, indebtedness or a combination of units thereof (a “Subsequent Financing”), each Qualifying Purchaser (as defined below) shall have the right to participate in up to an amount of the Subsequent Financing equal to 50% of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing. For purposes herein, “Qualifying Purchaser” means an Investor with a subscription amount of at least $150,000.

F-24

In connection with the offering, we agreed to pay our placement agent, a registered broker-dealer, or the Placement Agent, (i) a cash commission of 8% of the gross proceeds raised from investors in the offering, and to issue to the Placement Agent warrants to purchase a number of shares of common stock equal to 4% of the gross proceeds divided by the respective offering price, with a term of seven years from the date of issuance.

On August 20, 2018, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Stock with the Secretary of State of the State of Nevada (the “Series C Certificate of Designation”). The number of shares of Series C Preferred Stock designated shall be up to one million (1,000,000). Each share of Series C Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1.00. Except as otherwise required by law, no dividend shall be declared or paid on the Series C Preferred Stock. Except as otherwise required by law, the Series C Preferred Stock shall have no voting rights. The shares of Series C Preferred Stock are not redeemable by the Company. The shares of Series B Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company. Upon a consummation of a reverse stock split of the Company’s common stock (the “Reverse Split”), the holders shall take all necessary steps with the Company to exchange all outstanding shares of Series C Preferred Stock into shares of the Company’s common stock at a rate of to be agreed upon by the parties. The Series C Investor has contractually agreed to restrict its ability to convert and/or exchange the Series C Preferred Stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exchange does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

On March 14, 2019, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock with the Secretary of State of the State of Nevada (the “Series D Certificate of Designation”). The number of shares of Series D Preferred Stock designated shall be up to 2,000,000. Each share of Series D Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1.00. Except as otherwise required by law, no dividend shall be declared or paid on the Series D Preferred Stock. Except as otherwise expressly required by law, the holder of Series D Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall have the number of votes equal all other outstanding shares of capital stock of the Company outstanding at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such that the holders of outstanding shares of Series D Preferred Stock shall always constitute 50.1% of the voting power of the Company until the Series D is converted into common stock. The shares of Series D Preferred Stock are not redeemable by the Company. The shares of Series D Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company. Upon a consummation of a reverse stock split of the Company’s common stock (the “Reverse Split”), the holders shall take all necessary steps with the Company to exchange all outstanding shares of Series D Preferred Stock into shares of the Company’s common stock at a rate to be agreed upon by the parties.

As soon as practicable after the final closing of the offering of Series D Preferred Stock, the Company shall use commercially reasonable efforts to take all necessary actions and to obtain such approvals of the Company’s stockholders as may be required to increase the Company’s authorized shares of Common Stock such that the Company can issue all of the shares of Common Stock issuable upon completion of the restructuring and undertake a reverse stock split (the “Reverse Split”) before the exchange of the Series D Preferred Stock into shares of common stock (the “Stockholder Approval”). Until the consummation of the Reverse Split (as defined herein), the Investors appointed AVDX Investors Group, LLC (the “Investor Representative”) as its attorney-in-fact for the purpose of carrying out the Stockholder Approval.

On May 30, 2018, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $50,000.

On June 18, 2018, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $50,000.

F-25

On June 22, 2018, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of thirty thousand (30,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $30,000.

On June 25, 2018, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of one hundred and fifty thousand (150,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $150,000.

On July 1, 2018, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s Executive Chairman, pursuant to which the Company sold an aggregate of ten thousand five hundred (10,500) shares of its Series A Preferred Stock for aggregate gross proceeds of $10,500.

On July 5, 2018, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $50,000.

On August 20, 2018, the Company entered into a securities purchase agreement (the “Series C Purchase Agreement”) with an institutional investor (the “Series C Investor”) pursuant to which the Company sold an aggregate of one hundred and fifty thousand (150,000) shares of its series C convertible preferred stock (the “Series C Preferred Stock”) for aggregate gross proceeds of $150,000.

On August 23, 2018, the Company entered into a securities purchase agreement with Dr. Mick Ruxin, the Company’s Chief Executive Officer, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $25,000.

On September 12, 2018, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $50,000.

On September 12, 2018, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $50,000.

On October 17, 2018, the Company entered into a securities purchase agreement with Henry Cole, a director of the Company, pursuant to which the Company sold an aggregate of twenty thousand (20,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $20,000.

On October 17, 2018, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s executive chairman, pursuant to which the Company sold an aggregate of two thousand-five hundred (2,500) shares of its Series A Preferred Stock for aggregate gross proceeds of $2,500.

On October 26, 2018, the Company entered into a securities purchase agreement with Dr. Rajesh Shrotriya, a director of the Company, a director of the Company, pursuant to which the Company sold an aggregate of one hundred thousand (100,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $100,000.

On November 26, 2018, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $25,000.

On November 27, 2018, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s Executive Chairman, pursuant to which the Company sold an aggregate of twelve thousand (12,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $12,000.

On December 19, 2018, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $25,000.

On December 19, 2018, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s Executive Chairman, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $25,000.

On December 31, 2018, the Company entered into a securities purchase agreement with Dr. Rajesh Shrotriya, a director of the Company, a director of the Company, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $50,000.

F-26

On February 8, 2019, the Company entered into a securities purchase agreement with Infusion 51a, LP, represented by Jeffrey Stephens, a director of the Company, pursuant to which the Company sold an aggregate of thirty-five thousand (35,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $35,000.

On March 22, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On April 3, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On April 5, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On April 5, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On April 11, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On April 23, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On April 26, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of thirty thousand (30,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $30,000.

On May 10, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On May 13, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On May 31, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On July 3, 2019, the Company entered into a securities purchase agreement with Matthew Schwartz, a director of the Company, pursuant to which the Company sold an aggregate of two hundred and fifty thousand (250,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $250,000.

On July 22, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of one hundred thousand (100,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $100,000.

On July 25, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of one hundred and twenty-five thousand (125,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $125,000.

On July 25, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On August 12, 2019, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s Executive Chairman,, pursuant to which the Company exchanged Mr. Busch $53,450 loan to the Company and sold an aggregate of fifty-three thousand four hundred and fifty (53,450) shares of its Series D Preferred Stock for aggregate gross proceeds of $53,450.

F-27

On August 12, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On August 29, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On September 9, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On September 9, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On September 9, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On September 9, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of one hundred twenty-five thousand (125,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $125,000.

On September 9, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On September 9, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On September 26, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On September 30, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company exchanged $125,000 of convertible senior secured note owed by the Company for an aggregate of one hundred twenty-five thousand (125,000) shares of its Series A Preferred Stock.

Common Stock

On January 27, 2015, the Company filed an amendment to its Articles of Incorporation and effected a 17-for-1 reverse stock split of its issued and outstanding shares of common stock, whereby 109,939,000 outstanding shares of the Company’s common stock were converted into 6,467,000 shares of the Company’s common stock. The reverse stock split was effective in the market commencing on January 27, 2015. All per share amounts and number of shares in the consolidated financial statements, related notes and other items throughout have been retroactively restated to reflect the reverse stock split.

The board of directors authorized the following issuances of stock for services. The Company evaluated in accordance with ASC 505-50 “Equity-Based Payments to Non-Employees”:

During the year ended September 30, 2018, the Company issued 40,000 restricted shares of common stock for bonus shares to a note for a fair value of $1,200.

During the year ended September 30, 2018, the Company issued 2,898,551 restricted shares of common stock to Amarantus BioScience Holdings, Inc. converting part of their contingency liability for legal settlement for a fair value of $57,971.

During the year ended September 30, 2018, the Company issued 30,092,073 restricted shares of common stock to Amarantus BioScience Holdings, Inc to relinquish all convertible notes, accrued interest, and notes receivable for a fair value of $373,440.

F-28

On October 6, 2017, the Company issued an aggregate of 40,000 restricted shares of common stock for bonus shares to a note for a fair value of $1,200.

On November 11, 2017, the Company issued an aggregate of 2,898,551 restricted shares of common stock for legal settlement for a fair value of $57,971.

On March 30, 2018, the Company issued an aggregate of 30,092,073 restricted shares of common stock to Amarantus BioScience Holdings, Inc to relinquish all convertible notes, accrued interest, and notes receivable for a fair value of $373,440.

During the year ended September 30, 2019, the Company issued an aggregate 10,000,000 restricted shares of our common stock for legal settlement for a total fair value of $100.

On May 21, 2019, the Company issued an aggregate of 10,000,000 restricted shares of common stock for legal settlement for a fair value of $100.

Stock Options and Warrants

Warrants

As of September 30, 2019, the Company had 6,666,667 warrants outstanding.

The following table reflects a summary of common stock warrants outstanding and warrant activity during the periods:

		Weighted	Weighted
		Average	Average	Aggregate
	Number of	Exercise	Term	Intrinsic
	Warrants	Price	(Years)	Value
Warrants outstanding and exercisable at September 30, 2017	-	$-	-	$-
Granted	6,666,667	0.015	5.0	100,000
Exercised	-	-	-	-
Forfeited	-	-	-	-
Warrants outstanding and exercisable at September 30, 2018	-	$-	-	$-
Granted	-	-	-	-
Exercised	-	-	-	-
Forfeited	-	-	-	-
Warrants outstanding and exercisable at September 30, 2019	6,666,667	$0.015	5.0	$100,000

The Company classifies as equity any contracts that (i) require physical settlement or net-share settlement or (ii) provide the Company with a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement) providing that such contracts are indexed to the Company’s own stock. The Company classifies as assets or liabilities any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the Company’s control) or (ii) gives the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement). The Company assesses classification of its common stock purchase warrants and other free-standing derivatives at each reporting date to determine whether a change in classification between equity and liabilities is required.

Stock Options

Option valuation models require the input of highly subjective assumptions. The fair value of stock-based payment awards was estimated using the Black-Scholes option model with a volatility figure derived from an index of historical stock prices of comparable entities until sufficient data exists to estimate the volatility using the Company’s own historical stock prices. Management determined this assumption to be a more accurate indicator of value. The Company accounts for the expected life of options based on the contractual life of options for non-employees. For employees, the Company accounts for the expected life of options in accordance with the “simplified” method, which is used for “plain-vanilla” options, as defined in the ASC.

F-29

The risk-free interest rate was determined from the implied yields of U.S. Treasury zero-coupon bonds with a remaining life consistent with the expected term of the options. The fair value of stock-based payment awards during the years ended September 30, 2019 and 2018 was estimated using the Black-Scholes pricing model. The dividend rate is zero because the Company does not anticipate issuing dividends.

In addition, the Company is required to estimate the expected forfeiture rate and only recognize expense for those shares expected to vest. In estimating the Company’s forfeiture rate, the Company analyzed its historical forfeiture rate, the remaining lives of unvested options, and the number of vested options as a percentage of total options outstanding. If the Company’s actual forfeiture rate is materially different from its estimate, or if the Company reevaluates the forfeiture rate in the future, the stock-based compensation expense could be significantly different from what the Company has recorded in the current period.

The Company estimated forfeitures related to option grants at a weighted average annual rate of 0% per year, as the Company does not yet have adequate historical data, for options granted during the years September 30, 2019 and 2018.

As of September 30, 2019, the Company had no options issued and outstanding.

Stock option activity summary covering options is presented in the table below:

		Weighted	Weighted
		Average	Average	Aggregate
	Number of	Exercise	Term	Intrinsic
	Options	Price	(Years)	Value
Options outstanding at September 30, 2017	-	-	-	-
Granted	-	-	-	-
Exercised	-	-	-	-
Forfeited	-	-	-	-
Options outstanding and exercisable at September 30, 2018	-	$-	-	$-
Granted	-	-	-	-
Exercised	-	-	-	-
Forfeited	-	-	-	-
Options outstanding and exercisable at September 30, 2019	-	$-	-	$-

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Legal

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. There are no such matters that are deemed material to the consolidated financial statements as of September 30, 2019, except as discussed below.

On January 13, 2014, Plaintiff Tamarin Lindenberg (“Lindenberg”) sued Arrayit Corporation, the Company, John Howell, Steven Scott and Gregg Linn in Civil Action No. L7698-13. Plaintiff alleged violations of the New Jersey Conscientious Employee Protection Act NJSA 34:19-1 to NJSA 34:19-8 (“CEPA”), breach of contract, breach of covenant of good faith and fair dealing, economic duress and intentional infliction of emotional distress. On August 6, 2014, the court dismissed Lindenberg’s complaint against Arrayit Corporation for failure to state a claim upon which relief may be granted and against John Howell for lack of jurisdiction. The Company and its former officers have remained as defendants in the action. On or about April 15, 2019, the Company and its former officers entered into a settlement agreement with Lindenberg pursuant to which Company agreed to pay Lindenberg an aggregate of $30,000, $5,000 of which was paid on or about May 9, 2019 and $25,000 of which is due six months after the date of the first payment. In addition, the Company issued Lindenberg 1,500,000 shares of the Company’s common stock. On or about May 2, 2019, Lindenberg filed a stipulation of dismissal with prejudice related to this action with the court. The Company satisfied its obligations under the settlement agreement on or about October 14, 2019.

F-30

On or about September 16, 2017, Memory DX, LLC (“MDX”) filed a lawsuit against Amarantus Biosciences Holdings, Inc. (“AMBS”), Amarantus Bioscience Holdings, Inc., Amarantus Diagnostics, Inc., the Company and Avant Diagnostics Acquisition Corporation, et al (collectively the “Defendants”) in the Superior Court of the State of Arizona, County of Maricopa (Case Number CV2017-015026) (the “AZ Court”). On or about December 14, 2017, a default judgment (the “Default Judgment”) was rendered in the Court against the Defendants. On or about February 15, 2017, MDX and the Defendants entered into a settlement agreement related to the satisfaction of the Default Judgment. On May 25, 2017, the parties entered into an amended and restated settlement agreement pursuant to which in consideration for fully satisfying the Default Judgment, the Company paid MDX $30,000, (the “Initial Cash Amount”). In addition, the Company agreed to pay MDX an aggregate of $175,000 by July 30, 2017 (the “Additional Cash Amount” and together with the Initial Cash Amount, the “Cash Consideration”). If the Additional Cash Amount was not paid by July 30, 2017, the Company agreed to pay MDX $20,000 per month beginning August 30, 2017 in full satisfaction of the Additional Cash Amount. On September 19, 2017, the parties entered into a second amended and restated settlement agreement pursuant to which in consideration for fully satisfying the Default Judgment, the Company agreed to provide MDX the following: (i) an aggregate of $250,000 (the “Cash Consideration”) payable as follows: (i) $35,000 which has been previously paid, (ii) $3,500 which was paid upon execution of the agreement (iii) $2,000 which will be payable on the last calendar day of each month for October and November 2017, (iv) $5,000 which will be payable on the last calendar day for December 2017 and each of January and February 2018 and (v) $10,000 which will be payable on the last calendar day of each month until the full consideration is paid. Notwithstanding the foregoing, upon the sale by the Company of its equity securities in a single offering for aggregate gross proceeds of at least $7,500,000 (the “Qualified Offering”) after the date of the agreement, the Company will pay any remaining amount of the Cash Consideration then outstanding upon the final closing of such Qualified Offering. The Company previously issued to MDX 5,000,000 restricted shares of common stock (the “Initial Shares”) on or prior to the date of the amended agreement as partial consideration for the Default Judgment. In addition, the Company agreed to issue MDX an additional 5,000,000 restricted shares of common stock (the “Additional Shares”). Within three (3) business days of the issuance of the Additional Shares, MDX shall take all necessary action to withdraw the recorded Default Judgment. The Default Judgment shall be set aside without prejudice. Upon a default of the obligations to timely pay the Cash Consideration, after written notice and five (5) business days to cure, MDX will be entitled to reinstate the Default Judgment. MDX shall assign the License Agreement between MDX and University of Leipzig dated May 22, 2013, as amended, to the Company, as well as assign the Asset Purchase Agreement between MDX and AMBS to the Company upon final settlement of this matter. The Company satisfied all of its obligations under the settlement agreement on or about October 1, 2019.

On or about January 23, 2017, Ellenoff Grossman & Schole LLP (“EGS”) filed a complaint (the “EGS Complaint”) in the Supreme Court of the State of New York, County of New York (the “Court”), Case No. 650328/2017, against the Company alleging, among other things, breach of contract, account stated and quantum meruit. On or about June 19, 2017, the Company entered into a settlement agreement with EGS settling all of the allegations set forth in the EGS Complaint. The settlement agreement provides (a) a release of all claims by both parties, and (b) payment of $40,000 to EGS in 10 equal installments. On October 11, 2017, EGS notified the Company that is was in default under the terms of the settlement agreement.

On or about April 24, 2017, John G. Hartwell (“Hartwell”) and Corrine Ramos (“Ramos” and collectively with Hartwell, the “Plaintiffs”) filed a lawsuit against the Company, Avant Diagnostics Acquisition Corp. and Gregg Linn (collectively the “Defendants”) in the Circuit Court for Montgomery County, Maryland (Case Number 432180-V) (the “MD Court”), On or about June 8, 2017, the parties entered into a settlement agreement pursuant to which the Company agreed to pay Defendants an aggregate of approximately $154,000 in installments as set forth in the agreement (the “Initial Settlement Agreement”). The first payment of $29,819.99 was made by the Defendants to Plaintiffs on or about July 10, 2017. As a result of the first payment being made pursuant to the Initial Settlement Agreement, Plaintiffs dismissed the action against the Defendants without prejudice on or about July 13, 2017. The Company subsequently defaulted on the terms of the Initial Settlement Agreement. On or about April 2, 2018, John G. Hartwell (“Hartwell”) and Corrine Ramos (“Ramos” and collectively with Hartwell, the “Plaintiffs”) refiled a lawsuit against the Company, Avant Diagnostics Acquisition Corp. and Gregg Linn (collectively the “Defendants”) in the Circuit Court for Montgomery County, Maryland (Case Number 445068-V) (the “MD Court”) On or about February 15, 2019, the parties entered into a new settlement agreement pursuant to which the Company agreed to pay Defendants an aggregate of approximately $132,280 in installments as set forth in the agreement. The first payment of $10,000 was made by the Defendants to Plaintiffs on or about February 15, 2019. The Company continues to satisfy the settlement agreement with making monthly $5,000 payments to each plaintiff and as of November 14, 2019, Hartwell has $24,064 remaining and Ramos has $18,216 remaining in the settlement amount.

F-31

On or about June 27, 2017, Sichenzia Ross Ference Kesner LLP (“SRFK”) filed a complaint (the “SRFK Complaint”) in the Court, Case No. 654465/2017, alleging, among other things, breach of contract, account stated, quantum meruit and unjust enrichment against the Company, in connection with a retainer agreement, dated March 8, 2016, by and between the Company and SRFK (the “Agreement”). SRFK is seeking, among other things, compensatory damages in excess of $120,110, legal fees, interest and such other relief as the Court deems just and proper. On July 23, 2018, a default judgment was entered against the Company in the amount of $120,110 plus costs and disbursements. The Company does not believe it was ever properly served by SRFK. The Company denies the material allegations of the SRFK Complaint and intends to vigorously defend itself in this action. The results of any litigation are inherently uncertain and there can be no assurance that we will prevail in the litigation matter stated above or otherwise.

On or about August 7, 2017, Clear Financial Solutions, Inc. (“CFS”) and Steven Plumb (collectively with CFS, the “Texas Plaintiffs”) filed a complaint (the “Texas Complaint”) in the 129th Judicial District Court of Harris County, Texas (the “Texas Court”), Case No. 2017-52184, against the Company, Gregg Linn, the Company’s former CEO, Signature Stock Transfer, Inc., the Company’s former transfer agent, and Jason Bogutski, the CEO of the Company’s former transfer agent (collectively, the “Texas Defendants”), alleging, among other things, breach of contract, promissory estoppel, quantum meruit, tortious interference and violations of Nevada law against the Texas Defendants, in connection with the failure to remove the legend on restricted stock held by CFS. The Texas Plaintiffs are seeking, among other things, damages in legal fees, interest and such other and further relief to which the Texas Plaintiffs may be entitled at law or in equity. The Company denies the material allegations of the Texas Complaint and is vigorously defending itself in this action. The results of any litigation are inherently uncertain and there can be no assurance that we will prevail in the litigation matter stated above or otherwise. The Company is currently in settlement conversation with the Plaintiffs to settle for 10,000,000 shares of common stock, pre-split, but there is no guarantee the Company will be successful.

On September 18, 2018, the Company was named as a respondent in an Order Instituting Administrative Proceedings and Notice of Hearing brought by the SEC pursuant to Section 12(j) of the Exchange Act, File No. 3-18784 (the “Hearing”). The purpose of the Hearing before an Administrative Law Judge was to determine whether it is necessary and appropriate for the protection of investors to suspend for a period not exceeding twelve months or revoke the registration, of each class of securities of the Company registered pursuant to Section 12 of the Exchange Act. The Hearing was scheduled because the Company was delinquent in its periodic filings with the SEC. Subsequent to September 18, 2018, the Company filed Form 10-Qs for each of the quarters ended December 31, 2016, March 31, 2017 and June 30, 2017, its Form 10-K for its fiscal year ended September 30, 2017, Form 10-Qs for each of the quarters ended December 31, 2017, March 31, 2018 and June 30, 2018 and its Form 10-K for the fiscal year ended September 30, 2018. Upon the filing of the Form 10-Q for the quarter ended December 31, 2018, which occurred on March 13, 2019, the Company became current in its reports with the SEC. After conversations with the SEC, on May 7, 2019, the Company signed an order that would provide that the registration of the Company’s common stock and any other class of its securities registered pursuant to Section 12 of the Exchange Act will be revoked, subject to approval of the SEC (the “Order”). The Order became effective on May 10, 2019. The Order will not permanently bar the Company from registering its common stock or other securities under the Securities Act and/or Section 12 of the Exchange Act in the future. For a more detailed discussion regarding the Order see “Recent Developments” above.

On or about February 26, 2019, Michael Linn filed a lawsuit against the Company in the Superior Court of the State of Arizona, County of Maricopa (Case Number CC2019042166RC) alleging breach of contract for the failure to pay for services rendered in April and May 2017. On May 10, 2019, a default judgment was entered against the Company in the amount of $3,573 because the Company did not appear at a hearing that was scheduled on such date related to this matter. The Company did not receive any notice of the hearing from the court and the court records seem to have spelt the Company’s name incorrectly on the record. As a result, on May 20, 2019, the Company filed a motion to vacate the judgment with the court because of its failure to receive notice of the hearing because of the court’s mistake. On July 2, 2019, the court denied the Company’s motion to vacate. On August 5, 2019 the Company paid Mr. Linn $3,620.09 in full satisfaction of the judgment related to this matter.

F-32

On or about July 16, 2019, Ronald S. Hencin (“Hencin”) and Glenn D. Hoke (“Hoke” and collectively with Hencin, the “2019 MD Plaintiffs”) filed a lawsuit against the Company, in the Circuit Court for Montgomery County, Maryland (Case Number 469500-V) (the “MD Court”), alleging, among other things, breach of contract and violation of the Maryland wage payment and collection law, The 2019 MD Plaintiffs are seeking a judgment that (i) in the case of Hencin, is an amount of $131,681.76, plus pre-judgment interest of $22,966.72 through and including July 16, 2019, plus prejudgment interest from July 17, 2019, through and including the date of the judgment at the rate of $21.6463 per diem, plus post-judgment interest and costs, $395,045.28 in treble damages, reasonable attorney’s fees and costs and such other review as deemed appropriate by the MD Court and (ii) in the case of Hoke, is an amount of $149,624.59 for unpaid wages, plus $30,716.67 for unreimbursed out-of-pocket expenses, plus pre-judgment interest of $30,593.74 through and including July 16, 2019, plus prejudgment interest from July 17, 2019, through and including the date of the judgment at the rate of $29.6451 per diem, plus post-judgment interest and costs, $448,873.77 in treble damages, reasonable attorney’s fees and costs and such other review as deemed appropriate by the MD Court. The Company denies the material allegations of this complaint and intends to vigorously defend itself in this action. The results of any litigation are inherently uncertain and there can be no assurance that we will prevail in the litigation matter stated above or otherwise. The Company is currently in settlement conversation with the Plaintiffs, but there is no guarantee the Company will be successful in any settlement negotiations.

Employment Agreements

On June 20, 2017, the board of directors of the Company added Philippe Goix, PhD, MBA as chief executive officer of the Company, effective immediately. The Company entered into an offer letter dated June 20, 2017 (the “Offer Letter”) with Dr. Goix. The Offer Letter has no specified term, and Dr. Goix’s employment with the Company will be on an at-will basis. Dr. Goix’s employment with the Company will commence on June 20, 2017 (the “Start Date”).

Base Salary and Bonus. Dr. Goix will receive an annual base salary of $120,000. Upon the Company raising at least an additional $1,750,000 through the sale of its equity and/or debt securities (the “Initial Financing”), Dr. Goix’s salary will increase to $240,000 per year. In addition, upon the Company listing its shares on a national securities exchange and completing an additional capital raise for aggregate gross proceeds of an additional $5,000,000 beyond the Initial Financing, Dr. Goix’s salary will increase to $360,000 per year.

Sign-on Bonus. Dr. Goix will receive a one-time sign-on bonus of $15,000 and reimbursement for accrued travel expenses incurred during the recruitment process of $4,500.

Performance Bonus. Upon the Company raising an additional $1,500,000 through the sale of its equity and/or debt securities (excluding any securities sold in the Company’s financing disclosed on a Current Report on Form 8-K filed with the Commission on June 20, 2017) (the “Financing”), Dr. Goix shall be entitled to a cash bonus equal to the following: (i) $50,000 if the Financing is completed within 3 months of the date of the Offer Letter, (ii) $40,000 if the Financing is completed within 5 months of the date of the Offer Letter, and (iii) $30,000 if the Financing is completed within 7 months of the date of the Offer Letter.

Equity Compensation. Subject to further approval of the Company’s board of directors, Dr. Goix will be granted an option to purchase up to 22 million shares of the Company’s common stock, subject to mutually agreed upon time milestones and success-based milestones. The exercise price per share will be equal to the fair market value per share on the date the option is granted. The options will be granted upon the Company raising aggregate gross proceeds of $500,000 from the sale of its equity and/or debt securities.

Other Benefits and Terms. Dr. Goix will be eligible to participate in the group benefit programs generally available to senior executives of the Company.

On May 25, 2018, the Company entered into an employment agreement (the “Ruxin Agreement”) with Dr. Ruxin under which he will serve as Chief Executive Officer of the Company. The term of the Ruxin Agreement was effective as of May 25, 2018, continues until May 25, 2023 and automatically renews for successive one-year periods at the end of each term until either party delivers written notice of their intent not to renew at least 60 days prior to the expiration of the then effective term. Under the terms of the Ruxin Agreement, Dr. Ruxin will receive an annual salary of $250,000. He is eligible to receive a cash bonus of up to 100% of his base salary. The bonus shall be earned upon the Company’s achievement of performance targets for a fiscal year to be mutually agreed upon by Dr. Ruxin and the board or a committee thereof. Additionally, following the adoption by the Company of an equity compensation plan and subject to approval of the board or a committee thereof, Dr. Ruxin shall receive (i) a one-time restricted stock unit award having a fair value of approximately $100,000 and which shall vest over a five year period following the date of grant and (ii) an option to purchase ten percent (10%) of the outstanding shares of the Company (calculated on the date of grant), which shall vest over a five-year period following the date of grant and expire on the tenth anniversary of the date of grant. Dr. Ruxin is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

F-33

Dr. Ruxin is an “at-will” employee and his employment may be terminated by the Company at any time, with or without cause. In the event Dr. Ruxin’s termination of employment is the result of termination by the Company without Cause (as defined in the Ruxin Agreement) with Good Reason (as defined in the Ruxin Agreement) or as a result of a non-renewal of the term of employment under the Ruxin Agreement, Dr. Ruxin shall be entitled to receive the sum of (I) the Severance Multiple (as defined below), multiplied by his base salary immediately prior to such termination and (II) a pro-rata portion of his bonus for the year in which such termination occurs equal to (a) his bonus for the most recently completed calendar year (if any), multiplied by (b) a fraction, the numerator of which is the number of days that have elapsed from the beginning of such calendar year through the date of termination and the denominator of which is the total number of days in such calendar year. “Severance Multiple” shall mean 2.0; provided, however, that if the date of termination occurs on or at any time during the twelve (12)-month period following a Change in Control (as defined in the Ruxin Agreement), the Severance Multiple shall mean 3.0. In addition, the Company shall accelerate the vesting of any outstanding, unvested equity awards granted to Dr. Ruxin prior to the date of termination and he shall be entitled to reimbursement of any COBRA payment made during the 18-month period following the date of termination.

The Ruxin Agreement also contains covenants (a) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and in the event of termination, for a period of one year thereafter, (b) prohibiting the executive from disclosing confidential information regarding us, and (c) soliciting our employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

On May 25, 2018, the Company entered into an employment agreement (the “Busch Agreement”) with Mr. Busch under which he will serve as Executive Chairman of the Company. The term of the Busch Agreement was effective as of May 25, 2018, continues until May 25, 2023 and automatically renews for successive one-year periods at the end of each term until either party delivers written notice of their intent not to renew at least 60 days prior to the expiration of the then effective term. Under the terms of the Busch Agreement, Mr. Busch will receive an annual salary of $30,000, which amount shall be automatically increased to $120,000 on the first anniversary of the date of the Busch Agreement. He is eligible to receive a discretionary cash bonus at the option of the board based on their evaluation of his performance of duties and responsibility. Additionally, following the adoption by the Company of an equity compensation plan and subject to approval of the board or a committee thereof, Mr. Busch shall receive (i) a one-time restricted stock unit award having a fair value of approximately $100,000 and which shall vest over a five year period following the date of grant and (ii) an option to purchase ten percent (10%) of the outstanding shares of the Company (calculated on the date of grant), which shall vest over a five-year period following the date of grant and expire on the tenth anniversary of the date of grant. Mr. Busch is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

Mr. Busch is an “at-will” employee and his employment may be terminated by the Company at any time, with or without cause. In the event Mr. Busch’s termination of employment is the result of termination by the Company without Cause (as defined in the Busch Agreement) with Good Reason (as defined in the Busch Agreement) or as a result of a non-renewal of the term of employment under the Busch Agreement, Mr. Busch shall be entitled to receive the sum of (I) the Severance Multiple (as defined below), multiplied by his base salary immediately prior to such termination and (II) a pro-rata portion of his bonus for the year in which such termination occurs equal to (a) his bonus for the most recently completed calendar year (if any), multiplied by (b) a fraction, the numerator of which is the number of days that have elapsed from the beginning of such calendar year through the date of termination and the denominator of which is the total number of days in such calendar year. “Severance Multiple” shall mean 2.0; provided, however, that if the date of termination occurs on or at any time during the twelve (12)-month period following a Change in Control (as defined in the Busch Agreement), the Severance Multiple shall mean 3.0. In addition, the Company shall accelerate the vesting of any outstanding, unvested equity awards granted to Mr. Busch prior to the date of termination and he shall be entitled to reimbursement of any COBRA payment made during the 18-month period following the date of termination.

F-34

The Busch Agreement also contains covenants (a) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and in the event of termination, for a period of one year thereafter, (b) prohibiting the executive from disclosing confidential information regarding us, and (c) soliciting our employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

NOTE 11 – RELATED PARTY TRANSACTIONS

As of September 30, 2019, AVDX Investors Group, LLC (AVDX) leases corporate office space and the lab located in Golden, Colorado for a total of $8,512 per month for the Company to use. For the years ended September 30, 2019 and 2018, total rent expense was $83,516 and $74,637 respectively.

The Company had accrued expenses due to current and former officers, consisting mainly of salary. As of September 30, 2019 and September 30, 2018, accrued payroll and benefits due to officers were $559,882 and $322,521, respectively.

The following selling, general and administrative expenses for the year ended September 30, 2018 and September 30, 2019 were incurred by Philippe Goix – former CEO, Mick Ruxin – CEO and Director, Jeffrey Busch – Chairman of Directors, Investor Representative – Related Consultant, Scott VanderMeer/International Infusion Inc – Related Consultant, John Brugmann - Director, Jeffrey Stephens - Director, Robert Trapp - Director, Rajesh Shrotriya - Director, Matthew Schwartz - Director, Henry Cole - Director, and Andy DeLoa - Director:

For the year ended September 30, 2018
Consultant- Related Party	29,000
Travel Expenses	3,347
Total	$32,347

Philippe Goix

F-35

For the year ended
September 30, 2018
Consultant	$104,166
Due to Officers	10
Expense Reimbusement	6,379
Salary and Wages	83,333
Payroll Expense	31,082
Total	$224,970

Mick Ruxin, M.D.

For the year ended
September 30, 2018
Salary and Wages	$10,000
Loan	5,400
Expense Reimbusement	1,079
Total	$16,479

Jeffrey Busch

For the year ended
September 30, 2018
Consultant- Related Party	$53,333
Total	$53,333

Investor Representative

For the year ended
September 30, 2018
Consultant- Related Party	$77,575
Due to Officers	15
Expense Reimbursement	3,067
Total	$80,657

Scott VanderMeer/International Infusion Inc

F-36

For the year ended
September 30, 2018
Expense Reimbursement	2,372
Total	$2,372

John Brugmann

For the year ended
September 30, 2018
Expense Reimbursement	452
Total	$452

Henry Cole

For the year ended
September 30, 2019
Due to Officers	20,000
Expense Reimbusement	13,614
Salary and Wages	250,000
Payroll Expense	5,046
Total	288,660

Mick Ruxin, M.D.

For the year ended
September 30, 2019
Salary and Wages	60,000
Expense Reimbusement	1,172
Total	61,172

Jeffrey Busch

For the year ended
September 30, 2019
Consultant- Related Party	106,667
Total	106,667

Investor Representative

F-37

For the year ended
September 30, 2019
Consultant- Related Party	$108,725
Expense Reimbursement	2,158
Total	$110,883

Scott VanderMeer/International Infusion Inc

For the year ended
September 30, 2019
Loan	35,000
Total	$35,000

John Brugmann

For the year ended
September 30, 2019
Expense Reimbursement	1,311
Total	$1,311

Matthew Schwartz

On December 4, 2017, the Company accepted the resignation of Philippe Goix as the Company’s chief executive officer and director, effective immediately. On December 15, 2017, the Company entered into a Separation and Release Agreement (the “Goix Separation Agreement”) with Philippe Goix, the Company’s former Chief Executive Officer, pursuant to which Dr. Goix’s status as chief executive officer and director of the Company ended effective December 4, 2017. Pursuant to the Goix Separation Agreement, upon the occurrence of a Triggering Event (as defined in the Goix Separation Agreement), the Company shall pay Dr. Goix a lump sum cash payment of $27,346.84 within three (3) business days of the date such Triggering Event occurs.

On December 11, 2017, the Company entered into a consulting agreement (the “VanderMeer Agreements”) with Scott VanderMeer under International Infusion Inc which he will serve as Interim Chief Financial Officer of the Company. The term of the VanderMeer Agreements was effective on December 11, 2017, continues until June 1st, 2018. The Company renewed the VanderMeer Agreement on June 1st, 2018 on a month-to-month basis until a full time Chief Financial Officer is brought onto the Company. Under the terms of the VanderMeer Agreements, Mr. VanderMeer will receive $50 per hour and will be paid a minimum of $5,000 per month up to $7,500 if monies is available. Any amount over $7,500 will be deferred and paid at a later date when the Company raises significate amount of money in a financing round. He is eligible to receive a cash bonus at any time throughout or after his contract has expired.

On May 25, 2018, the Company entered into an employment agreement (the “Ruxin Agreement”) with Dr. Ruxin under which he will serve as Chief Executive Officer of the Company. The term of the Ruxin Agreement was effective as of May 25, 2018, continues until May 25, 2023 and automatically renews for successive one-year periods at the end of each term until either party delivers written notice of their intent not to renew at least 60 days prior to the expiration of the then effective term. Under the terms of the Ruxin Agreement, Dr. Ruxin will receive an annual salary of $250,000. He is eligible to receive a cash bonus of up to 100% of his base salary. The bonus shall be earned upon the Company’s achievement of performance targets for a fiscal year to be mutually agreed upon by Dr. Ruxin and the board or a committee thereof. Additionally, following the adoption by the Company of an equity compensation plan and subject to approval of the board or a committee thereof, Dr. Ruxin shall receive (i) a one-time restricted stock unit award having a fair value of approximately $100,000 and which shall vest over a five year period following the date of grant and (ii) an option to purchase ten percent (10%) of the outstanding shares of the Company (calculated on the date of grant), which shall vest over a five-year period following the date of grant and expire on the tenth anniversary of the date of grant. Dr. Ruxin is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

F-38

Dr. Ruxin is an “at-will” employee and his employment may be terminated by the Company at any time, with or without cause. In the event Dr. Ruxin’s termination of employment is the result of termination by the Company without Cause (as defined in the Ruxin Agreement) with Good Reason (as defined in the Ruxin Agreement) or as a result of a non-renewal of the term of employment under the Ruxin Agreement, Dr. Ruxin shall be entitled to receive the sum of (I) the Severance Multiple (as defined below), multiplied by his base salary immediately prior to such termination and (II) a pro-rata portion of his bonus for the year in which such termination occurs equal to (a) his bonus for the most recently completed calendar year (if any), multiplied by (b) a fraction, the numerator of which is the number of days that have elapsed from the beginning of such calendar year through the date of termination and the denominator of which is the total number of days in such calendar year. “Severance Multiple” shall mean 2.0; provided, however, that if the date of termination occurs on or at any time during the twelve (12)-month period following a Change in Control (as defined in the Ruxin Agreement), the Severance Multiple shall mean 3.0. In addition, the Company shall accelerate the vesting of any outstanding, unvested equity awards granted to Dr. Ruxin prior to the date of termination and he shall be entitled to reimbursement of any COBRA payment made during the 18-month period following the date of termination.

The Ruxin Agreement also contains covenants (a) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and in the event of termination, for a period of one year thereafter, (b) prohibiting the executive from disclosing confidential information regarding us, and (c) soliciting our employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

On May 25, 2018, the Company entered into an employment agreement (the “Busch Agreement”) with Mr. Busch under which he will serve as Executive Chairman of the Company. The term of the Busch Agreement was effective as of May 25, 2018, continues until May 25, 2023 and automatically renews for successive one-year periods at the end of each term until either party delivers written notice of their intent not to renew at least 60 days prior to the expiration of the then effective term. Under the terms of the Busch Agreement, Mr. Busch will receive an annual salary of $30,000, which amount shall be automatically increased to $120,000 on the first anniversary of the date of the Busch Agreement. He is eligible to receive a discretionary cash bonus at the option of the board based on their evaluation of his performance of duties and responsibility. Additionally, following the adoption by the Company of an equity compensation plan and subject to approval of the board or a committee thereof, Mr. Busch shall receive (i) a one-time restricted stock unit award having a fair value of approximately $100,000 and which shall vest over a five year period following the date of grant and (ii) an option to purchase ten percent (10%) of the outstanding shares of the Company (calculated on the date of grant), which shall vest over a five-year period following the date of grant and expire on the tenth anniversary of the date of grant. Mr. Busch is entitled to participate in any and all benefit plans, from time to time, in effect for senior management, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

Mr. Busch is an “at-will” employee and his employment may be terminated by the Company at any time, with or without cause. In the event Mr. Busch’s termination of employment is the result of termination by the Company without Cause (as defined in the Busch Agreement) with Good Reason (as defined in the Busch Agreement) or as a result of a non-renewal of the term of employment under the Busch Agreement, Mr. Busch shall be entitled to receive the sum of (I) the Severance Multiple (as defined below), multiplied by his base salary immediately prior to such termination and (II) a pro-rata portion of his bonus for the year in which such termination occurs equal to (a) his bonus for the most recently completed calendar year (if any), multiplied by (b) a fraction, the numerator of which is the number of days that have elapsed from the beginning of such calendar year through the date of termination and the denominator of which is the total number of days in such calendar year. “Severance Multiple” shall mean 2.0; provided, however, that if the date of termination occurs on or at any time during the twelve (12)-month period following a Change in Control (as defined in the Busch Agreement), the Severance Multiple shall mean 3.0. In addition, the Company shall accelerate the vesting of any outstanding, unvested equity awards granted to Mr. Busch prior to the date of termination and he shall be entitled to reimbursement of any COBRA payment made during the 18-month period following the date of termination.

F-39

The Busch Agreement also contains covenants (a) restricting the executive from engaging in any activity competitive with our business during the term of the employment agreement and in the event of termination, for a period of one year thereafter, (b) prohibiting the executive from disclosing confidential information regarding us, and (c) soliciting our employees, customers and prospective customers during the term of the employment agreement and for a period of one year thereafter.

On May 25 2018, the Company entered into a Consulting Agreement (the “Agreement”) with AVDX Investor Group LLC (the “Investor Representative”). Under the Agreement, the Investor Representative shall perform such consulting and advisory services, within Investor Representative’s area of expertise, as the Company or any of its subsidiaries may reasonably require from time to time. During the six-month term of the Agreement, Jeff Busch shall perform the services on behalf of Investor Representative (“Designated Person”). The Agreement has an initial term of six months from the date of execution and shall automatically renew on a monthly basis unless either party gives notice of non-renewal to the other party at least fifteen days prior to the date of the Agreement, provided this agreement shall not extend beyond 12 months from the date of the Agreement. Pursuant to the Agreement, the Company shall pay Investor Representative an annual amount of $160,000, payable either in cash or Series A Preferred Stock (or Common Stock upon filing of the Charter Amendment and consummation of the Reverse Split) during the term of the Agreement (the “Base Compensation”). The Company shall promptly reimburse Investor Representative for all travel, meals, entertainment and other ordinary and necessary expenses incurred by Investor Representative in the performance of its duties to the Company. Investor Representative’s and Designated Person’s position with the Company may be terminated at any time, with or without cause or good reason, upon at least 30 days prior written notice. During the term of the Agreement and for a period of twelve months thereafter, Investor Representative and Designated Person will be subject to non-competition and non-solicitation provisions, subject to standard exceptions. Investors will also provide Investor Representative an irrevocable proxy to vote their shares on all corporate matters until completion of the Reverse Split.

On June 2, 2017, the Company appointed Jeff Stephens to the Board of Directors.

On November 7, 2017, the Company appointed Robert Trapp to the Board of Directors.

On December 11, 2017, the Company appointed Scott VanderMeer as Interim CFO.

On May 25, 2018, the Company appointed John Brugmann to the Board of Directors.

On May 25, 2018, the Company appointed Henry Cole to the Board of Directors.

On August 2, 2018, the Company appointed Rajesh Shrotriya to the Board of Directors.

On August 2, 2018, the Company appointed Andy DelaO to the Board of Directors.

On August 26, 2019, the Company appointed Matthew Schwartz to the Board of Directors.

Details of transactions between the Company and related parties are disclosed below:

The following entities have been identified as related parties:

Jeffrey Busch	- Chairman of the Board
Mick Ruxin	- Chief Executive Officer, Director, President, Secretary, Treasurer, Consultant
Scott VanderMeer	- Interim Chief Financial Officer
Jeff Stephens	- Director
John Brugmann	- Director
Henry Cole	- Director
Rajesh Shrotriya	- Director
Matthew Schwartz	- Director
AVDX Investors Group, LLC	- Consultant
International Infusion Inc	- Consultant
Infusion 51a, LP	- Investor controlled by Jeff Stephens and Scott VanderMeer
International Infusion LP	- Investor controlled by Jeff Stephens and Scott VanderMeer
Camily Series LLC	- Investor controlled by Matthew Schwartz

F-40

Balance Sheet:	For the year ended September 30, 2019	For the year ended September 30, 2018
	$	$
Due to Officers	20,000	25
Loan	-	5,400
Accounts Payable	313,958	197,109
Accrued Payroll and Benefits	278,333	-
Preferred A	931	686
Preferred B	18,695	18,695
Preferred D	304	-

Income Statement:
Consultant	215,392	264,074
Salary and Wages	310,000	69,148
Payroll Expense	5,046	31,082
Expense Reimbursement	18,255	16,244

During the year ended September 30, 2018, Philippe Goix, Company Former CEO, incurred $29,000 of consultant fees – related party and $3,347 in expense reimbursement which $27,347 accrued in accounts payable.

During the year ended September 30, 2018, Mick Ruxin, M.D., Company CEO and Director, incurred $104,166 of consultant fees, $83,333 of salary and wages, $10 due to officer, $6,379 in expense reimbursement, $31,082 in payroll expense, accrued $44,854 in accounts payable, and purchased 25,000 Preferred A Stock.

During the year ended September 30, 2018, Jeffrey Busch, Chairman of the Board, incurred $10,000 of salary and wages which $10,000 was accrued in accounts payable, $5,400 in loans, $1,079 in expense reimbursement, and purchased 210,500 Preferred A Stock.

During the year ended September 30, 2018, AVDX Investors Group, LLC, Investor Representative, incurred $53,333 of consultant fees – related party which $53,333 was accrued in accounts payable.

During the year ended September 30, 2018, Scott VanderMeer under International Infusion Inc, acting CFO, incurred $77,575 of consultant fees – related party and accrued $61,575 in accounts payable, $15 due to officers, $3,067 in expense reimbursement.

During the year ended September 30, 2018, Jeff Stephens and Scott VanderMeer, Managing Partners of Infusion 51a, LP, purchased 250,000 Preferred A Stock and exchanged note principle and accrued interest for 94,215 Preferred A Stock and 17,347,619 Preferred B Stock.

During the year ended September 30, 2018, Jeff Stephens and Scott VanderMeer, Partners of International Infusion LP, exchanged note principle and accrued interest for 89,256 Preferred A Stock and 1,125,376 Preferred B Stock.

During the year ended September 30, 2018, John Brugmann and his wife, Director, incurred $2,372 in expense reimbursement and exchanged note principle and accrued interest for 17,355 Preferred A Stock and 221,472 Preferred B Stock.

During the year ended September 30, 2018, Henry Cole, Director, incurred $452 in expense reimbursement.

During the year ended September 30, 2019, Mick Ruxin, M.D., Company CEO and Director, incurred $250,000 of salary and wages which $208,333 was accrued in payroll and benefits, $20,000 due to officer, $13,614 in expense reimbursement, $5,046 in payroll expenses.

F-41

During the year ended September 30, 2019, Jeffrey Busch, Chairman of the Board, incurred $60,000 of salary and wages which $70,000 was accrued in payroll and benefits with $10,000 from the previous year, $1,172 in expense reimbursement, purchased $39,500 in Preferred A Stock, and exchanged $53,450 in loans for Preferred D Stock.

During the year ended September 30, 2019, AVDX Investors Group, LLC, Investor Representative, incurred $106,667 of consultant fees – related party which $106,667 was accrued in accounts payable.

During the year ended September 30, 2019, Scott VanderMeer under International Infusion Inc, acting CFO, incurred $108,725 of consultant fees – related party which $125,300 accrued in accounts payable from this year and for last year, and $2,158 in expense reimbursement.

During the year ended September 30, 2019, Jeff Stephens and Scott VanderMeer, Managing Partners of Infusion 51a, LP, purchased 35,000 Preferred A Stock.

During the year ended September 30, 2019, John Brugmann, Director, loaned the Company $35,000 and was paid back in full.

During the year ended September 30, 2019, Henry Cole, Director, purchased 20,000 Preferred A Stock.

During the year ended September 30, 2019, Rajesh Shrotriya, Director, purchased 150,000 Preferred A Stock.

During the year ended September 30, 2019, Matthew Schwartz, Director, purchased 250,000 Preferred D Stock and incurred $1,311 in expense reimbursement.

Jeffrey Busch – Related Party

On May 25, 2018 (the “Effective Date”), the Company entered into securities purchase agreements (collectively, the “Purchase Agreement”) with accredited investor (the “Investor”) pursuant to which the Company sold an aggregate of one hundred and eighty thousand (180,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $180,000.

On July 1, 2018, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s Executive Chairman, pursuant to which the Company sold an aggregate of ten thousand five hundred (10,500) shares of its Series A Preferred Stock for aggregate gross proceeds of $10,500.

On October 17, 2018, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s executive chairman, pursuant to which the Company sold an aggregate of two thousand-five hundred (2,500) shares of its Series A Preferred Stock for aggregate gross proceeds of $2,500.

On November 27, 2018, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s Executive Chairman, pursuant to which the Company sold an aggregate of twelve thousand (12,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $12,000.

On December 19, 2018, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s Executive Chairman, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $25,000.

On August 12, 2019, the Company entered into a securities purchase agreement with Jeffrey Busch, the Company’s Executive Chairman,, pursuant to which the Company exchanged Mr. Busch $53,450 loan to the Company and sold an aggregate of fifty-three thousand four hundred and fifty (53,450) shares of its Series D Preferred Stock for aggregate gross proceeds of $53,450.

Infusion 51a LP - Related Party

On May 25, 2018 (the “Effective Date”), the Company entered into securities purchase agreements (collectively, the “Purchase Agreement”) with accredited investor (the “Investor”) pursuant to which the Company sold an aggregate of two hundred and fifty thousand (250,000) shares of its Series A convertible preferred stock for aggregate gross proceeds of $250,000 (the “Series A Preferred Stock”). In addition, existing debtholder of the Company exchanged an aggregate of $94,215 (currently due and payable under existing indebtedness) for an aggregate of 94,215 shares of Series A Preferred Stock pursuant to exchange agreements described below.

F-42

On May 25, 2018 the Company entered into an exchange agreement (collectively, the “2017 Investors Exchange Agreement”) with the investors who purchased convertible promissory notes between June 2017 and October 2017 (the “2017 Notes”) for an aggregate principal amount of $395,000 (the “2017 Investors”). Pursuant to the terms of the 2017 Investors Exchange Agreement, the Company agreed to exchange (i) the principal amount due under the 2017 Notes (ii) warrants to purchase 13,166,667 shares of common stock and (iii) purchase rights to purchase shares of common stock for an aggregate of 52,666,667 shares of common stock, in exchange for an aggregate approximately 17,347,619 shares of series B convertible preferred stock having an aggregate value of $395,000 (the “Series B Preferred Stock”). The 2017 Investors have agreed to waive the defaults and breaches that have resulted on or prior to the Effective Date as well as any penalties, interest or other amounts that may have accrued under the 2017 Notes after March 31, 2018. The terms of the Series B Preferred Stock are set forth under Item 3.02 below. In addition, each 2017 Investor entered into a termination agreement with the Company (collectively, the “2017 Investors Termination Agreement”) pursuant to which as of the Effective Date, (i) the securities purchase agreements and pledge agreements entered into with the 2017 Investors (the “2017 Investors Prior Agreements”) were terminated in their entirety and shall have no further force or effect, (ii) the security interests granted by the pledge agreements were terminated and shall have no further force or effect and (iii) neither party shall have any further rights or obligations under the Prior Agreements. The 2017 Investors also authorized the Company or his/her/its representatives to take all actions as they determine in their sole discretion to discharge and release any and all security interests, pledges, liens, and other encumbrances held by such 2017 Investor on the Company’s assets.

On February 8, 2019, the Company entered into a securities purchase agreement with Infusion 51a, LP, represented by Jeffrey Stephens, a director of the Company, pursuant to which the Company sold an aggregate of thirty-five thousand (35,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $35,000.

International Infusion LP – Related Party

On the Effective Date, the Company entered into an exchange with existing debtholders of the Company and exchanged an aggregate of $89,256 (currently due and payable under existing indebtedness) for an aggregate of 89,256 shares of Series A Preferred Stock pursuant to exchange agreements described below.

On May 25, 2018 the Company entered into an exchange agreement (collectively, the “2017 Investors Exchange Agreement”) with the investors who purchased convertible promissory notes between June 2017 and October 2017 (the “2017 Notes”) for an aggregate principal amount of $168,806 (the “2017 Investors”). Pursuant to the terms of the 2017 Investors Exchange Agreement, the Company agreed to exchange an aggregate approximately 1,125,376 shares of series B convertible preferred stock having an aggregate value of $168,806 (the “Series B Preferred Stock”). The 2017 Investors have agreed to waive the defaults and breaches that have resulted on or prior to the Effective Date as well as any penalties, interest or other amounts that may have accrued under the 2017 Notes after March 31, 2018. The terms of the Series B Preferred Stock are set forth under Item 3.02 below. In addition, each 2017 Investor entered into a termination agreement with the Company (collectively, the “2017 Investors Termination Agreement”) pursuant to which as of the Effective Date, (i) the securities purchase agreements and pledge agreements entered into with the 2017 Investors (the “2017 Investors Prior Agreements”) were terminated in their entirety and shall have no further force or effect, (ii) the security interests granted by the pledge agreements were terminated and shall have no further force or effect and (iii) neither party shall have any further rights or obligations under the Prior Agreements. The 2017 Investors also authorized the Company or his/her/its representatives to take all actions as they determine in their sole discretion to discharge and release any and all security interests, pledges, liens, and other encumbrances held by such 2017 Investor on the Company’s assets.

Other – Directors

On August 23, 2018, the Company entered into a securities purchase agreement with Dr. Mick Ruxin, the Company’s chief executive officer, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $25,000.

F-43

On October 17, 2018, the Company entered into a securities purchase agreement with Henry Cole, a director of the Company, pursuant to which the Company sold an aggregate of twenty thousand (20,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $20,000.

On October 26, 2018, the Company entered into a securities purchase agreement with Dr. Rajesh Shrotriya, a director of the Company, a director of the Company, pursuant to which the Company sold an aggregate of one hundred thousand (100,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $100,000.

On December 31, 2018, the Company entered into a securities purchase agreement with Dr. Rajesh Shrotriya, a director of the Company, a director of the Company, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series A Preferred Stock for aggregate gross proceeds of $50,000.

On July 3, 2019, the Company entered into a securities purchase agreement with Matthew Schwartz, a director of the Company, pursuant to which the Company sold an aggregate of two hundred and fifty thousand (250,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $250,000.

NOTE 12 – INCOME TAXES

The tax effects of temporary differences that give rise to deferred tax assets are presented below:

	For The Years Ended September 30,
	2019	2018
Deferred Tax Assets:
Net operating loss carryforward	$10,966,660	$10,100,864
Stock-based compensation	2,781,575	2,758,273
Marketable Securities	-	-
Total deferred tax assets	13,748,235	12,859,137

Valuation allowance	(13,748,235)	(12,859,137)

Deferred tax asset, net of valuation allowance	$-	$-

Changes in valuation allowance	$(889,098)	$(929,781)

F-44

The income tax provision (benefit) consists of the following:

	For The Years Ended September 30,
	2019	2018
Federal:
Current	$-	$-
Deferred	(767,204)	(802,309)

State and local:
Current	-	-
Deferred	(121,894)	(127,472)
	(889,098)	(929,781)
Change in valuation allowance	889,098	929,781
Income tax provision (benefit)	$-	$-

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	For The Years Ended September 30,
	2019	2018

Tax benefit at federal statutory rate	(34.0)%	(34.0)%
State tax, net of federal benefit	-%	-%
Permanent differences	-%	-%
True up of deferred tax asset	-%	-%
Change in valuation allowance	34.0%	34.0%
Effective income tax rate	0%	0%

The Company assesses the likelihood that deferred tax assets will be realized. To the extent that realization is not likely, a valuation allowance is established. Based upon the Company’s history of losses since inception, management believes that it is more likely than not that future benefits of deferred tax assets will not be realized.

At September 30, 2019 and 2018, the Company had $10,966,660 and $10,100,864, respectively, of both federal and state net operating losses that may be available to offset future taxable income. The net operating loss carry forwards, if not utilized, will expire 20 years from the filing of the Company’s federal returns. In accordance with Section 382 of the Internal Revenue Code, the usage of the Company’s net operating loss carry forwards are subject to annual limitations in the event of a greater than 50% ownership change.

The Company anticipates filing income tax returns in the U.S. federal, Colorado, and Arizona jurisdictions and such returns will be subject to examination by taxing authorities, when filed. The Company has not filed any income taxes to date.

NOTE 13 – SUBSEQUENT EVENTS

On November 8, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of fifty thousand (50,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $50,000.

On November 20, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On November 25, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of twenty-five thousand (25,000) shares of its Series D Preferred Stock for aggregate gross proceeds of $25,000.

On November 27, 2019, the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company sold an aggregate of two million (2,000,000) shares of its Series E Preferred Stock for aggregate gross proceeds of $2,000,000. The investor will also receive 275,500 warrants at three various prices determined after the board votes on a reverse stock split.

F-45

Annex A

ASSET PURCHASE AGREEMENT

between

AVANT DIAGNOSTICS, INC.

and

ONCBIOMUNE PHARMACEUTICALS, INC.

dated as of

May 12, 2020

-i-

-ii-

LIST OF EXHIBITS

Exhibit A	Bill of Sale
Exhibit B	Assignment and Assumption Agreement
Exhibit C	Securities Exchange Agreement

-iii-

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of May 12, 2020, is made and entered into by and between Avant Diagnostics, Inc., a Nevada corporation (“Seller”) and Oncbiomune Pharmaceuticals, Inc., a Nevada corporation (“Buyer”). Buyer and Seller are each a “Party” and collectively the “Parties.”

Recitals

WHEREAS, Seller is engaged in, among other things, the business of developing and commercializing oncology related data-generating assays; and

WHEREAS, Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase and assume from Seller, substantially all the assets and liabilities of the Business, subject to the terms and conditions set forth herein (the “Asset Sale”); and

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Agreement

ARTICLE I
DEFINITIONS

The following terms have the meanings specified or referred to in this ARTICLE I:

“Action” means any Claim, action, suit, arbitration, inquiry, proceeding or investigation (in each case, whether civil, criminal, administrative, regulatory, investigative, formal or informal) by or before any Governmental Authority.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble, including any amendments thereto made in accordance with the terms hereof.

“Assigned Contracts” has the meaning set forth in Section 2.01(a).

“Assignment and Assumption Agreement” has the meaning set forth in Section 3.02(a)(ii).

“Assignments of Lease” means the Assignments of Lease, effective as of the Closing, executed by the Seller, the Buyer and the respective landlord with respect to each parcel of Leased Real Property, and each in a form reasonably acceptable to the parties thereto.

“Assumed Liabilities” has the meaning set forth in Section 2.02.

“Bill of Sale” has the meaning set forth in Section 3.02(a)(i).

“Books and Records” shall mean all books, records, papers, contact files, client files and other files, documents, or correspondence of any kind, whether in printed or electronic format, in the care, custody, or control of Seller that relate to the Business, the Purchased Assets and the Assumed Liabilities, other than Legal Communications and Protected Personal Information.

“Business” means the business of Seller, including but not limited to developing and commercializing oncology related data-generating assays.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or required by Law to be closed for business.

“Business Permits” has the meaning set forth in Section 2.01(d).

“Buyer” has the meaning set forth in the preamble.

“Buyer Charter Documents” means Amended and Restated Articles of Incorporation of the Buyer, as amended and the Amended and Restated Bylaws of the Buyer.

“Buyer Closing Statement” means a statement setting forth the balance sheet of the Buyer as of the Closing Date.

“Buyer Financial Statements” means the audited financial statements of the Buyer as of and for the twelve months ended December 31, 2019.

“Buyer Fully-Diluted Shares” means the total number of shares of Common Stock outstanding immediately prior to the Closing Date expressed on a fully-diluted basis, assuming the issuance of Common Stock in respect of all outstanding Buyer Options and Buyer Warrants, in each case, outstanding as of immediately prior to the Closing Date.

“Buyer Options” means the options to purchase shares of Common Stock.

“Buyer Warrants” means common stock purchase warrants to purchase shares of Common Stock outstanding as of the Closing Date.

“Claim” means any and all demand letters, written claims, liens, or written notices of noncompliance or violation.

“Closing” has the meaning set forth in Section 3.01.

“Closing Date” has the meaning set forth in Section 3.01.

“Common Stock” means the common stock, par value $0.0001, of Buyer.

“Confidentiality Agreement” means the Mutual Non-Disclosure Agreement, dated as of July 20, 2019 between Buyer and Seller.

“Consideration” has the meaning set forth in Section 2.04.

“Contracts” means all written or oral contracts, leases, mortgages, licenses, instruments, notes, commitments, undertakings, indentures and other agreements (including any amendments thereto).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Series D-1 Preferred Stock.

“Current Assets” means the current assets of the Seller in respect of the Business included as Purchased Assets and set forth in the line items on the Closing Statement, calculated in accordance with GAAP applied on a basis consistent with the preparation of the Financial Statements.

“Current Liabilities” means the current liabilities of the Seller in respect of the Business included as Assumed Liabilities and set forth in the line items on the Closing Statement, calculated in accordance with GAAP applied on a basis consistent with the preparation of the Seller Financial Statements. For the avoidance of doubt, Current Liabilities shall not include any accounts payable for which checks or drafts have been issued by the Seller prior to the Closing.

“Disclosure Schedules” means the Disclosure Schedules delivered by Seller and Buyer concurrently with the execution and delivery of this Agreement.

“Dollars” or “$” means the lawful currency of the United States.

“Employees” has the meaning set forth in Section 4.10.

“Encumbrance” means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment or other similar encumbrance.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” means (a) all assets related to the Seller’s OvaDx Ovarian cancer test, (b) Seller Employee Plans; (c) all rights of the Seller under this Agreement, (d) all Tax Returns and Tax records of the Seller and (e) internal communications of Seller and its Affiliates, and their respective employees, officers and directors, including without limitation all Legal Communications.

“Excluded Liabilities” has the meaning set forth in Section 2.03.

“Excluded Taxes” means all (a) Taxes owed by Seller or any of their Affiliates for any period; (b) Taxes arising out of or relating to the transactions contemplated by this Agreement; (c) Seller’s share of Transfer Taxes; (d) Taxes (or the nonpayment thereof) that relate to the Business, the Purchased Assets or the Assumed Liabilities for taxable periods (or portions thereof) ending on or before the Closing Date; (e) Taxes relating to the Excluded Assets or Excluded Liabilities for any period; (f) Taxes (or the nonpayment thereof) of Seller for (i) all Taxes of any member of an affiliated group of which Seller (or any predecessor thereof) is or was a member (other than Taxes that related to the Business, the Purchased Assets or the Assumed Liabilities for taxable periods (or portions thereof) beginning after the Closing Date), (ii) all Taxes of any Person imposed on Seller as a transferee or successor, by Contract or pursuant to any Law, rule or regulation, which Taxes relate to an event or transaction occurring on or before the Closing Date and (iii) payments under any Tax allocation, sharing or similar agreement (whether oral or written); and (g) Taxes imposed on Buyer or any of its Affiliates as a result of any breach by Seller of any covenant relating to Taxes.

“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Health Care Laws” means (a) Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395-1395hhh (the Medicare statute), including specifically, the Ethics in Patient Referrals Act, as amended, 42 U.S.C. § 1395nn; Title XIX of the Social Security Act, 42 U.S.C. §§ 1396-1396v (the Medicaid statute); the Federal Health Care Program Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b); the False Claims Act, 31 U.S.C. §§ 3729-3733 (as amended); the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-3812; the Anti-Kickback Act of 1986, 41 U.S.C. §§ 51-58; the Civil Monetary Penalties Law, 42 U.S.C. §§ 1320a-7a and 1320a-7b; the Exclusion Laws, 42 U.S.C. § 1320a-7; HIPAA and all applicable implementing regulations, rules, ordinances, judgments, and orders; and (b) all comparable state statutes and regulations.

“Indebtedness” means, without duplication: (a) all indebtedness for borrowed money or indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money; (b) all indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security; (c) all indebtedness for borrowed money of any Person for which payment is secured by assets of the respective business; (d) all capitalized Lease obligations as defined under GAAP; (e) any Liabilities in respect of deferred purchase price for property or services with respect to which either Buyer or Seller is liable, contingently or otherwise, as obligor or otherwise for additional purchase price (including any earnouts); (f) all obligations, contingent or otherwise, of such Person under acceptance, letters of credit indemnity agreements, or similar facilities; (g) any cash overdrafts or similar obligations; (h) any severance or change of control payments, liabilities or obligations owed or due to be paid as a result of the Closing; (i) obligations under derivative financial instruments, including hedges, currency and interest rate swaps and other similar instruments; (j) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (k) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (l) all Indebtedness of others referred to in clauses (a) through (k) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (I) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness or (II) otherwise to assure a creditor against loss; and (m) all Indebtedness referred to in clauses (a) through (k) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. To the extent any Indebtedness will be retired or discharged at the Closing, “Indebtedness” shall also include any and all amounts necessary and sufficient to retire such Indebtedness, including principal (including the current portion thereof) and/or scheduled payments, accrued interest or finance charges, and other fees, penalties and payments (prepayment or otherwise) necessary and sufficient to retire such Indebtedness at Closing.

“Indemnified Party” has the meaning set forth in Section 9.03.

“Indemnifying Party” has the meaning set forth in Section 9.03.

“Insurance Policies” has the meaning set forth in Section 4.12.

“Intellectual Property” means, in any jurisdiction worldwide, all intellectual property rights of any kind, including rights in, to and concerning (a) patents, utility models, statutory invention registrations and applications for any of the foregoing (including provisional applications), and all continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, (b) trademarks and domain names, (c) copyrights (including copyrights in software), copyrightable subject matter, moral rights, database rights and mask works and, in each case, whether or not Registered, (d) confidential and proprietary information, trade secrets and know-how, including know-how in any processes, methods, designs, recipes, formulae, technical information, business information, studies, data, inventions and any rights therein, drawings, blueprints, designs, quality assurance and control procedures, design tools, simulation capability, manuals and technical information (whether or not provided to employees, customers, suppliers, agents or licensees), records, books or other indications of the foregoing, (e) all applications and registrations for any of the foregoing, and extensions thereof, (f) all rights of privacy and publicity, and (g) all rights to bring an action for past, present, and future infringement, misappropriation or other violation of rights and to receive damages, proceeds or other legal or equitable protections and remedies with respect to any of the foregoing.

“Intellectual Property Assets” means the Intellectual Property in any jurisdiction throughout the world associated with or incorporated in the Business.

“Knowledge” or any other similar knowledge or awareness qualification, means the actual knowledge of, with respect to Seller, Michael Ruxin and Jeff Busch and, with respect to Buyer, Andrew Kucharchuk. Such individual shall be deemed to have “knowledge” of a particular fact or other matter if such individual is actually aware of such fact or other matter.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law (including common law) of any Governmental Authority.

“Leased Real Property” means the real property listed in Section 1.01(a) of the Disclosure Schedules and leased by the Seller, as tenant, and that is primarily used by the Business, together with, to the extent leased by the Seller (in connection with the Business), all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Seller (related to the Business) attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

“Legal Communications” means any and all communications (electronic or otherwise) by Seller or its Affiliates (and all respective officers, directors, advisors and employees) with legal counsel, and any other communications, documents or information that is subject to the attorney-client privilege or considered attorney work product, in each case as determined by Seller in good faith.

“Liability” shall mean any liability, debt, obligation, loss, damage, claim, penalty, fine, duty, guarantee, cost, expense or other charge (including costs of investigation and defense and attorney’s fees, costs and expenses) of any kind or nature, in each case, whether direct or indirect, accrued or unaccrued, known or unknown, liquidated or unliquidated, asserted or unasserted, absolute or contingent, matured or unmatured or disputed or undisputed, including those arising under any Laws, actions, suits, claims, investigations or other legal proceedings.

“Losses” means any losses, claims, damages, Taxes, liabilities, costs or expenses, including reasonable attorneys’ fees.

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is (a) materially adverse to the business, results of operations, financial condition, Liabilities or assets of the Business, (b) is material and adversely affects the ability of Buyer to operate or conduct the Business in the manner in which it is currently operated or conducted by Seller or (c) is material and adversely affects the ability of Seller to consummate the transactions contemplated hereby; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Business operates; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any changes in applicable Laws or accounting rules or the enforcement, implementation or interpretation thereof; (vi) the announcement, pendency or completion of the transactions contemplated by this Agreement, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with Seller and the Business; (vii) any natural or man-made disaster or acts of God; or (viii) any failure by the Business to meet any internal or published projections, forecasts or revenue or earnings predictions; provided, however, that any event or circumstance resulting from a matter described in any of the foregoing clauses (i) through (iv) may be taken into account in determining whether a Material Adverse Effect has occurred to the extent such event or circumstance has a material, adverse and disproportionate effect on the Business, relative to other comparable entities operating in the industries or markets in which the Business is operated.

“Permits” means all permits, licenses, franchises, approvals, authorizations and consents required to be obtained from Governmental Authorities.

“Permitted Encumbrances” means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced and as to which either party is not otherwise subject to criminal Liability due to its existence: (a) liens for Taxes not yet due and payable; (b) mechanics’, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days and (ii) are not in excess of $5,000 in the case of a single asset or property or $25,000 in the aggregate at any time; (c) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business only to the extent specifically set forth in the Disclosure Schedules; and (d) other minor imperfections of title or Encumbrances, if any, that have not, and would not, materially impair the current occupancy or current use of such property or assets of the Buyer or Seller.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, unincorporated organization, trust, association as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Pre-Closing” has the meaning set forth in Section 7.01.

“Privacy Contracts” has the meaning set forth in Section 4.21(b).

“Privacy Policies” has the meaning set forth in Section 4.21(a).

“Protected Personal Information” means any: (a) Protected Health Information as defined at 42 C.F.R. § 160.103; (b) personally identifiable information protected under any other federal or state Law or regulation; (c) personally identifiable information of any current, former, or prospective employee of Seller; (d) information required by any Law or industry standard or requirement to be encrypted, masked, or otherwise protected from disclosure; (e) financial account, credit or debit card numbers, with or without any required security code, access code, personal identification number or password that would permit access to an individual’s financial account, and account information, including balances and transaction data; and (f) any other sensitive information regarding an individual or his or her employment, family, health, or financial status.

“Purchased Assets” has the meaning set forth in Section 2.01.

“Registered” means issued by, registered, recorded or filed with, renewed by or the subject of a pending application before any Governmental Authority or Internet domain name registrar.

“Related Party” means any person who is a shareholder, member, manager, director, officer or employee of Seller or any Affiliate of any such person including for any individual, (a) such individual’s spouse, lineal descendants (whether natural or adopted), siblings, parents, spouse’s parents, (b) the lineal descendants and any spouse of any of the individuals described in the foregoing clause (a) and (c) a trust solely for the benefit of such individual and/or the individuals described in the foregoing clause (a) with respect to such individual.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other authorized agents of such Person.

“Restricted Business” has the meaning set forth in Section 6.07(a).

“Restricted Period” has the meaning set forth in Section 6.07(a).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the preamble.

“Seller Charter Documents” has the meaning set forth in Section 4.03.

“Seller Closing Statement” means a statement setting forth the calculation of the Current Assets and Current Liabilities of the Business as of the Closing Date.

“Seller Employee Plan” has the meaning set forth in Section 2.03(g).

“Seller Financial Statements” means the audited financial statements of the Seller as of and for the twelve months ended September 30, 2019 and the unaudited balance sheets and income statements of the Business as of and for the three months ended December 31, 2019.

“Series A Preferred Stock” means preferred stock designated as Series A Preferred Stock, par value $0.0001 per share, in the Buyer Charter Documents.

“Series B Preferred Stock” means preferred stock designated as Series B Preferred Stock, par value $0.0001 per share, in the Buyer Charter Documents.

“Series C Preferred Stock” means preferred stock designated as Series C Preferred Stock, par value $0.0001 per share, in the Buyer Charter Documents.

“Series D-1 Preferred Stock” means preferred stock designated as Series D-1 Preferred Stock, par value $0.0001 per share, in the Buyer Charter Documents.

“Series D-2 Preferred Stock” means preferred stock designated as Series D-2 Preferred Stock, par value $0.0001 per share, in the Buyer Charter Documents.

“Stockholder” means a holder of common stock or preferred stock of the Seller immediately prior to the Closing Date.

“Straddle Period” has the meaning set forth in Section 6.04(b).

“Tangible Personal Property” means machinery, equipment, tools, supplies, furniture, fixtures, personalty, vehicles, Transferred IT Assets (including telephones and computers) and other tangible personal property, primarily used in the Business.

“Tax” or “Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, escheat, unclaimed property obligations, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties (whether disputed or not).

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document required to be filed with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Termination Date” has the meaning set forth in Section 10.01(b).

“Territory” has the meaning set forth in Section 6.07(a).

“Transaction Documents” means this Agreement, the Bill of Sale, the Assignment and Assumption Agreement, the Assignments of the Lease and the other agreements, instruments and documents required to be delivered at the Closing.

“Transaction Expenses” has the meaning set forth in Section 2.03(j).

“Transferred Employee” has the meaning set forth in Section 6.01(a).

“Transfer Taxes” has the meaning set forth in Section 6.04(a).

ARTICLE II
PURCHASE AND SALE

Section 2.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing (and effective as of 12:01 AM. on the Closing Date), Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Encumbrances other than Permitted Encumbrances, all of Seller’s right, title and interest in and to all assets of the Seller relating to the Business, including but not limited to the following (collectively, the “Purchased Assets”):

(a) all of Seller’s right, title and interest in and to all of the Contracts set forth on Section 2.01(a) of the Disclosure Schedules (the “Assigned Contracts”), including any and all data received or generated by Seller prior to Closing pursuant to such Contracts;

(b) all cash and cash equivalents except for $30,000;

(c) all Intellectual Property Assets set forth on Section 2.01(c) of the Disclosure Schedules;

(d) all rights in respect of the Leased Real Property, together with any prepaid rent thereon, including all rights of the Seller under all Ancillary Lease Documents related to such Leased Real Property;

(e) all Tangible Personal Property and Tangible Personal Property Agreements, not otherwise included in the other categories of Purchased Assets set forth herein;

(f) all Permits of Seller that are used in connection with the Business, to the extent such Permits may be transferred under applicable Law (the “Business Permits”);

(g) all Books and Records relating to the Purchased Assets set forth on Section 2.01(g) of the Disclosure Schedules;

(h) all of Seller’s rights and incidents of interest in and to causes of action, suits, proceedings, judgments, claims and demands of any nature, whenever maturing or asserted, relating to or arising directly or indirectly out of any of the Purchased Assets, including those arising under or pursuant to any warranty, guarantee or indemnity;

(i) all of Seller’s shares in Amarantus Bioscience Holdings, Inc.;

(j) all sales and promotional literature, customer lists and other sales-related materials primarily related to the Business owned, used, associated with or employed by Seller as of the Closing;

(k) all prepaid supplies, prepaid expenses and deposits to the extent related to the Business;

(l) all goodwill and going concern value of the Business; and

(m) all the Seller’s rights, titles and interests at the Closing in, to and under all other assets, rights and claims of every kind and nature primarily related to or primarily used in the Business that are not included in Excluded Assets.

Notwithstanding anything to the contrary in this Agreement all right, title and interest in and to the Excluded Assets shall remain vested in Seller and Buyer shall have no interest therein.

Section 2.02 Assumed Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume only the following Liabilities of Seller arising out of or relating to the Business or the Purchased Assets after the Closing (collectively, the “Assumed Liabilities”):

(a) all Current Liabilities accrued in the ordinary course and set forth on the Closing Statement;

(b) all Liabilities set forth on Section 2.02 of the Disclosure Schedules;

(c) all Liabilities arising under or relating to the Assigned Contracts after the Closing Date but only to the extent such Liabilities arise, accrue or first become due on or after the Closing Date under the terms of the Assigned Contracts; provided, however, that Buyer will not assume or be responsible for any such Liabilities that arise from any breach or default by Seller under any Assigned Contract that occurs prior to the Closing Date or that arises out of or relates to events or circumstances that occur or exist prior to the Closing Date, all of which Liabilities will constitute Excluded Liabilities; and

(d) all Liabilities arising out of or relating to Buyer’s ownership or operation of the Business and the Purchased Assets on or after the Closing.

Section 2.03 Excluded Liabilities. Other than the Assumed Liabilities (as defined in Section 2.02), Seller shall retain, and remain wholly responsible and liable for, and Buyer shall not assume by virtue of this Agreement, and shall have no liability or obligation for, any Liability of Seller or any Affiliate of Seller (collectively, the “Excluded Liabilities”), including, without limitation, any of the following:

(a) Excluded Taxes;

(b) all Liabilities arising out of or relating to the operation of the Business or the ownership of the Purchased Assets by the Seller prior to the Closing, other than the Liabilities of the Seller expressly assumed by the Buyer pursuant to Section 2.02 of this Agreement;

(c) all Indebtedness of the Seller, other than the Indebtedness expressly assumed by the Buyer pursuant to Section 2.02 of this Agreement;

(d) all Liabilities arising out of or relating to the Excluded Assets;

(e) Liabilities or any other obligations of Seller arising under or relating to any Assigned Contract to the extent such liabilities or obligations arise prior to the Closing Date or arise from any breach or default by Seller (or any of its Affiliates) under any Assigned Contract that occurs prior to the Closing Date or that arises out of or relates to events or circumstances that occur or exist prior to the Closing Date;

(f) Liabilities or any other obligations of Seller with respect to (i) any employee plan maintained, sponsored, contributed to or participated in by Seller or any Affiliate of Seller for the benefit of or relating to any current or former employee of the Business (“Seller Employee Plan”) and the amendment to or the termination of any Seller Employee Plan or (ii) any person at any time employed by, or who was a consultant to, Seller or any Affiliate of Seller (including, without limitation, any such person who fails to accept an offer of employment by Buyer or any of its Affiliates), and any such person’s spouse, children, other dependents or beneficiaries, with respect to any such person’s employment or termination of employment by Seller or any Affiliate of Seller including, without limitation, claims arising under health, medical, dental, disability or other benefit plan for products, supplies or services provided or rendered prior to the Closing Date;

(g) Liabilities or any other obligations of Seller, based in whole or in part on violations of Law or environmental conditions occurring or existing prior to the Closing Date;

(h) all Actions or threatened Actions against the Seller arising out of or related to the operation of the Business prior to the Closing, other than the Actions set forth in Section 2.02 of the Disclosure Schedules;

(i) costs and expenses incurred by Seller incident to the negotiation and preparation of this Agreement and its performance and compliance with the agreements and conditions contained herein, except as otherwise specified in this Agreement;

(j) Liabilities of Seller to pay fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except as otherwise specified in this Agreement (together with the costs and expenses described in Section 2.03(i), the “Transaction Expenses”);

(k) Liabilities for any and all severance or other termination-related costs with respect to employees who are not hired by Buyer;

(l) Liabilities that any Person seeks to impose upon Buyer or its Affiliates by virtue of any theory of successor liability, including any such Liabilities relating to labor and employment matters; and

(m) all Liabilities of Seller and its Affiliates arising out of or related to any insurance policy claims made prior to the Closing.

Section 2.04 Consideration. The aggregate consideration being paid by Buyer to Seller for the transfer and delivery of the Purchased Assets and the rights and benefits conferred under this Agreement shall be One Thousand (1,000) shares of the Buyer’s Series D-1 Preferred Stock issued to the Seller on the date of the execution of this Agreement, which represents 54.55% of the Buyer’s Fully-Diluted Shares after giving effect to the transactions contemplated by this Agreement (the “Purchase Shares”), plus (b) the assumption by Buyer of Assumed Liabilities pursuant to Section 2.02 as and when due (the “Consideration”). The Buyer shall also assume warrants for an aggregate of 275,500 shares of common stock of the Seller and will reissue to the holder thereof economically equivalent warrants for an aggregate of 656,674,588 shares of the Buyer. The Purchase Shares shall be issued in the form of a stock certificate which shall be delivered to the Seller on the Closing Date. Upon receipt by Seller of the Purchase Shares, all title and interest to the Purchased Assets shall transfer to Buyer.

Section 2.05 Tax Treatment of Consideration. Buyer and Seller mutually agree to treat (and report) the Reorganization for all purposes as a tax-free reorganization described in Section 368(a)(1)(C) and/or Section 368(a)(1)(D) of the Code. For all Tax purposes, Buyer and Seller agree to report the transactions contemplated in this Agreement in a manner consistent with the above and that neither Buyer nor Seller will take any position inconsistent therewith in any Tax Return, refund claim, litigation, or otherwise, unless otherwise required pursuant to applicable Law.

Section 2.06 Consents to Certain Assignments.

(a) Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not constitute an agreement to sell, transfer, assign or deliver, directly or indirectly, any Purchased Asset, or any benefit arising thereunder, if an attempted direct or indirect sale, transfer, assignment or delivery thereof, without the consent of or notice to a third party (including a Governmental Authority), would constitute a breach, default, violation or other contravention of the rights of such third party, would be ineffective with respect to any party to a Contract concerning such Purchased Asset or would in any way adversely affect the rights of Seller or any of its Affiliates or, upon transfer, Buyer. Buyer agrees that neither Seller nor any of its Affiliates shall have any liability whatsoever to Buyer arising out of or relating to the failure to obtain any such consent or give any such notice, except for liability under this Agreement to the extent the requirement to obtain any such consent constitutes a breach of any representation, warranty or covenant of Seller or is a condition to Closing herein.

(b) If any such consent is not obtained or notice is not given prior to the Closing, the Closing shall nonetheless take place subject to and on the terms set forth herein and, thereafter, through the earlier of the time as such consent is obtained or notice is given or eighteen (18) months following the Closing (or, if the Purchased Asset is a Contract, the remaining term of the Contract, if shorter), Buyer shall use its commercially reasonable efforts to secure such consent or give such notice as promptly as practicable after the Closing and Seller shall provide or cause to be provided reasonable assistance to Buyer (not including the paying of any consideration) reasonably requested by Buyer to secure such consent or give such notice, or cooperate in good faith with Buyer (with each Party being responsible for its own out-of-pocket expenses, but without requiring the payment of any amounts by Seller to any party in order to obtain such party’s consent and without any further consideration paid by Buyer to Seller) in any lawful and reasonable arrangement reasonably proposed by Buyer under which (i) Buyer shall obtain (without infringing upon the legal rights of such third party or violating any Law) the economic and other rights and benefits under the Purchased Asset with respect to which the consent has not been obtained and (ii) Buyer shall assume any related economic or other obligations (to the extent such obligations are Assumed Liabilities) and risk of assumption with respect to such Purchased Asset (to the extent that the requirement to obtain any such consent does not constitute a breach of any representation or warranty of Seller). Following the Closing, until such consent is obtained or such notice is given, Buyer will, and will cause each of its Affiliates to, comply with the terms of any Contract (to the extent an Assumed Liability) constituting a Purchased Asset that has not yet been transferred or assigned due to the failure to receive such consent as if such Contract had been so transferred or assigned. Seller shall (x) act in good faith with respect to efforts to obtain consent or give notice under any such Contract and (y) provide copies of all written correspondence, notices and any other document received by or sent to any third party with respect to obtaining consent or giving notice under such Contract and provide reasonable information about any other material third party communications relating to obtaining consent or giving notice under such Contract.

ARTICLE III
CLOSING

Section 3.01 Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) being held at the offices of K&L Gates LLP, 200 S. Biscayne Blvd., Suite 3900, Miami, FL 33131, or such other location that may be agreed upon by the parties, occurring as promptly as possible, but in no event later than the second (2nd) Business Day following the date upon which all of the conditions to Closing set forth in ARTICLE VIII are either satisfied or waived (other than conditions which, by their nature, are to be satisfied on the date of the Closing) or such other date as Seller and Buyer may mutually agree upon in writing (the “Closing Date”).

Section 3.02 Closing Deliverables.

(a) At the Closing, Seller shall deliver to Buyer the following:

(i) a bill of sale in the form of Exhibit A (the “Bill of Sale”) and duly executed by Seller, transferring the tangible personal property included in the Purchased Assets to Buyer;

(ii) an assignment and assumption agreement in the form of Exhibit B (the “Assignment and Assumption Agreement”) and duly executed by Seller, effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;

(iii) counterparts of the Assignments of Lease, duly executed by Seller;

(iv) the Seller Closing Statement;

(v) an amount equal to the cash and cash equivalents included in the Seller Closing Statement by wire transfer of immediately available funds to an account designated by Buyer;

(vi) all Books and Records contemplated pursuant to Section 2.01(g);

(vii) a certificate certifying that Seller is not a foreign person for purposes of Section 1445 of the Code or that the purchase is otherwise exempt from withholding under Sections 1445 and 1446 of the Code;

(viii) all consents to the assignment of the Contracts listed on Section 3.02 of the Disclosure Schedules;

(ix) evidence reasonably satisfactory to Buyer of the release of any and all Encumbrances (other than Permitted Encumbrances) with respect to the Purchased Assets;

(x) a certificate signed by a duly authorized representative of Seller certifying as to the due authorization from the board of directors of Seller of this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby;

(xi) the consents from the Stockholders holding a majority of the voting power of the Seller’s capital stock adopting this Agreement and the sale of the Purchased Assets to the Buyer.

(b) At the Closing, Buyer shall deliver to Seller the following:

(i) the stock certificate for the Purchase Shares;

(ii) the Bill of Sale and Assignment and Assumption Agreement duly executed by Buyer;

(iii) counterparts of the Assignments of Lease duly executed by Buyer;

(iv) counterparts of the employment agreements for Michael Ruxin, Jeff Busch, Brian Corgiat and Justin Davis duly executed by Buyer;

(v) the Buyer Closing Statement in a form acceptable to Seller;

(vi) a certificate signed by a duly authorized representative of Buyer certifying as to the due authorization from the board of directors of Buyer of this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, including the issuance of the Purchase Shares;

(vii) evidence satisfactory to the Seller as to the exchange of all outstanding convertible notes of the Buyer for Series C Preferred Stock of the Buyer pursuant to the Exchange Agreement set forth as Exhibit C hereto;

(viii) evidence satisfactory to the Seller as to the completion of a financing of Buyer prior to Closing or simultaneously therewith, which results in the issuance of additional shares of Series C Preferred Stock to certain investors for gross proceeds to the Company of at least $1,000,000 in cash;

(ix) evidence satisfactory to the Seller as to the filing of a certificate of designations of the rights and preferences of the Series D-1 Preferred Stock with the Nevada Secretary of State;

(x) evidence satisfactory to the Seller that on or prior to the Closing Date, the current board of directors of the Buyer has adopted resolutions setting the number of directors at four (4) and appointing the persons identified on Schedule A hereto and accepting the resignations of the persons identified on Schedule A hereto from the board of directors of the Buyer, which appointments and resignations will be effective on the later of (1) the Closing Date, or (2) the eleventh (11th) calendar day on which the Buyer meets its information obligations under the Exchange Act, including the filing and mailing of a Schedule 14f-1 related to the foregoing (the “Schedule 14f-1”);

(xi) evidence satisfactory to the Seller that on or prior to the Closing Date, the current board of directors of the Purchaser has adopted resolutions appointing the persons identified on Schedule B hereto to the offices of the Buyer as identified therein and remove or obtain resignations from all current officers of the Buyer as identified on Schedule B hereto, which appointments, removals and resignations will be effective as of the Closing Date; and

(xii) evidence satisfactory to the Seller that on or prior to the Closing Date, the current board of directors of the Buyer has adopted a resolution approving the employment agreements and consulting agreements for the persons identified on Schedule C, which will be effective as of the Closing Date.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SELLER

Except as set forth in the Disclosure Schedules, Seller represents and warrants to Buyer that the statements contained in this ARTICLE IV are true and correct as of the date hereof and as of the Closing Date.

Section 4.01 Organization and Qualification of Seller. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada and has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it that are related to the Business, and to carry on the Business as currently conducted. Seller is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the ownership of the Purchased Assets or the operation of the Business as currently conducted makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect.

Section 4.02 Authority of Seller. Seller has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Seller, including due authorization from the Stockholders. This Agreement and each Transaction Document to which Seller is a party has been duly executed and delivered by Seller and is binding upon, and legally enforceable against, Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

Section 4.03 No Conflicts; Consents. Except as set forth on Section 4.03 of the Disclosure Schedules, the execution, delivery and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not, with or without the giving of notice or the passage of time: (a) result in a violation or breach of any provision of the articles of incorporation or by-laws of Seller (the “Seller Charter Documents”); (b) result in a violation or breach of any provision of any Law or Governmental Order applicable to Seller, the Business or the Purchased Assets; or (c) require the consent, notice or other action by any Person under, conflict with, result in a violation, termination or breach of, constitute a material default under or result in the acceleration of any Assigned Contract, or Permit or result in the creation or imposition of any Encumbrances on any of the Purchased Assets other than Permitted Encumbrances, except in the cases of clauses (b) and (c), where the violation, breach, conflict, default, acceleration or failure to give notice would not have a Material Adverse Effect on Seller’s ability to consummate the transactions contemplated hereby. No consent or approval of, or registration, notification, filing, and/or declaration with, any Governmental Authority is required to be given or made by Seller in connection with the execution, delivery, and performance by Seller of this Agreement and the Transaction Documents or the taking by Seller of any other action contemplated hereby or thereby.

Section 4.04 Financial Information; Books and Records.

(a) True and complete copies of the Seller Financial Statements have been delivered by the Seller to the Buyer. The Seller Financial Statements (i) were prepared in accordance with the books of account and other financial records of the Seller, (ii) present fairly in all material respects the financial condition and results of operations of the Business, except as set forth in Section 4.04(a) of the Disclosure Schedules, and (iii) were prepared in accordance with GAAP on a basis consistent with the past practices of the Seller with respect to the Business, except as set forth in Section 4.04(a) of the Disclosure Schedules.

(b) To the Seller’s Knowledge, there has not been any fraud, whether or not material, with respect to the Business that involved the officers or other employees and former employees of the Seller who have a significant role in the internal controls over financial reporting or written allegations of any such fraud.

Section 4.05 Absence of Undisclosed Liabilities. There are no Liabilities of the Business that would be required to be disclosed in a balance sheet prepared in accordance with GAAP, other than Liabilities (a) that are reflected on the Closing Statement or the Financial Statements, (b) set forth in Section 4.05 of the Disclosure Schedules, or (c) incurred since December 31, 2019 in the ordinary course of business, consistent with past practice, of the Seller which are not, in the aggregate, material to the Business. The Buyer is not, and will not become, liable for any Excluded Liabilities.

Section 4.06 Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since September 30, 2019, the Business has been conducted in the ordinary course and consistent with past practice. As amplification and not limitation of the foregoing, since September 30, 2019, the Seller has not:

(a) permitted or allowed any of the Purchased Assets to be subjected to any Encumbrance, other than Permitted Encumbrances;

(b) except in the ordinary course of business consistent with past practice, discharged or otherwise obtained the release of any Encumbrance related to the Business, or paid or otherwise discharged any Liability related to the Business, other than Current Liabilities reflected in the Financial Statements and Current Liabilities incurred in the ordinary course of business consistent with past practice;

(c) made any change in any method of accounting or accounting practice or policy used by the Seller with respect to the Business;

(d) except as set forth in Section 4.06(d) of the Disclosure Schedules, amended, terminated, cancelled or compromised any material claims of the Seller (related to the Business) or waived any other rights of substantial value related to the Business;

(e) except as set forth in Section 4.06(e) of the Disclosure Schedules, sold, transferred, leased, subleased, abandoned, licensed or otherwise disposed of any properties or assets, real, personal or mixed (including leasehold interests and intangible property) of the Seller that would be Purchased Assets, other than in the ordinary course of business consistent with past practice;

(f) made any capital expenditure relating to the Business, not reflected in the Seller Financial Statements, other than in the ordinary course of business consistent with past practice;

(g) other than in the ordinary course of business consistent with past practice, made, revoked or changed any Tax election or any method of Tax accounting, amended any Tax Return or filed any claim for refund, entered into any closing agreement or similar agreement with respect to Taxes, settled or compromised any Liability with respect to Taxes, consented to any claim or assessment with respect to Taxes related to the Business;

(h) incurred any Indebtedness relating to the Business not reflected in the Financial Statements, other than in the ordinary course of business consistent with past practice;

(i) made any loan to, guaranteed any Indebtedness of, or otherwise incurred any Indebtedness on behalf of, any Person in connection with the Business not reflected on the Financial Statements, other than in the ordinary course of business consistent with past practice;

(j) except as set forth in Section 4.06(j) of the Disclosure Schedules, failed to pay any creditor of the Business any amount owed to such creditor within 90 days of when due;

(k) other than in the ordinary course of business consistent with past practice, (i) granted any material increase, or announced any material increase, in the wages, salaries, compensation, bonuses, incentives, change of Control, retention, severance, pension or other benefits payable by the Seller to any of the Employees to whom offers of employment will be made pursuant to Section 6.01, except as required by Law or the existing terms of any Plan or agreement made available to Buyer; or (ii) entered into any change of control, severance or retention agreement with any Business Employee;

(l) except as set forth in Section 4.06(l) of the Disclosure Schedules, suffered any casualty loss or damage with respect to any of the Purchased Assets which in the aggregate have a replacement cost of more than $25,000, whether or not such loss or damage shall have been covered by insurance;

(m) except as set forth in Section 4.06(m) of the Disclosure Schedules, amended, modified or consented to the termination of any Material Contract or any of the Seller’s rights thereunder, except as required pursuant to this Agreement;

(n) suffered any Material Adverse Effect; or

(o) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 4.07 or granted any other rights or commitments with respect to any of the actions specified in this Section 4.07, except as expressly contemplated by this Agreement and the Transaction Documents.

Section 4.07 Title; Condition. Seller is the owner of all right, title and interest in and to the Purchased Assets and has good, valid and marketable title to the Purchased Assets and, with respect to contract rights relating to Assigned Contracts, is a party to, enjoys the right to the benefits of all such contracts including to provide all material services required to be provided under the Assigned Contracts, as conducted by Seller prior to Closing. Pursuant to the transactions contemplated herein, Seller is transferring to Buyer, and Buyer will acquire good and valid title to the Purchased Assets (and a valid and effective assignment of all Assigned Contracts) and all of Seller’s right, title and interest therein, free and clear of Encumbrances except for Permitted Encumbrances. The Purchased Assets constitute all the material properties, assets and rights of Seller forming a part of, used, held or intended to be used primarily in, and all such material properties, assets and rights of Seller as are necessary in the conduct of, the Business as presently conducted. The Purchased Assets are in good operating condition and repair, subject to normal wear and tear, and are suitable for the purposes for which they have been used by Seller prior to Closing. Seller has the complete and unrestricted power and unqualified right to sell, assign, transfer, convey and deliver the Purchased Assets to Buyer.

Section 4.08 Intellectual Property.

(a) Section 2.01(c) of the Disclosure Schedules sets forth an accurate and complete list of all Intellectual Property Assets. Seller either owns or has obtained the rights to commercialize and has the right and authority to use all such Intellectual Property Assets, free and clear of any Encumbrances (other than Permitted Encumbrances), without obligation to pay any royalty or any other fees with respect thereto. All Intellectual Property Assets issued or registered are subsisting, and to the Seller’s Knowledge, valid and enforceable.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any of the Intellectual Property Assets or in any material way impair the right of Buyer or any of its Affiliates to use (without payment of additional royalties), sell, license or dispose of, or to bring any action for the infringement of, any such Intellectual Property or portion thereof. The Seller is not currently infringing or misappropriating the Intellectual Property of any other Person that would have a Material Adverse Effect. There is no pending or, to the Knowledge of Seller, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any of the Intellectual Property Assets, nor has Seller received any notice asserting that the Intellectual Property Assets or the use, sale, license or disposition thereof conflicts with or violates, or will conflict with or violate the rights of any other party. Seller has not as of the date of this Agreement made any claim of a violation, infringement, misuse or misappropriation by any third party (including any employee or former employee of Seller) of its rights to, or in connection with, any Intellectual Property Assets, and, to Seller’s Knowledge, no person or entity is infringing upon, violating or misappropriating, any of Seller’s Intellectual Property Assets. The Intellectual Property Assets include all Intellectual Property rights necessary or material to the conduct of the Business as and where conducted on the date hereof. No licenses or rights from any third parties (or additional payments to any such persons resulting from the transactions contemplated by this Agreement) are required to use and exploit the Intellectual Property Assets as currently used and exploited by Seller. The Intellectual Property Assets are not subject to any agreement with any third party pursuant to which Seller has, or could be required to, deposit into escrow such Intellectual Property Assets.

Section 4.09 Legal Proceedings. There are no Actions pending or, to Seller’s Knowledge, threatened against or by Seller relating to or affecting the Business or the Purchased Assets (including Seller’s operation and ownership thereof), whether at law or in equity or before or by any Governmental Authority, or which challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby. Seller is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality relating to or affecting the Business or the Purchased Assets. There is no action, suit, proceeding or investigation by Seller currently pending or which Seller intends to initiate against any other Person in connection with the Business or the Purchased Assets.

Section 4.10 Employees; Seller Employee Benefits.

(a) Section 4.10(a)(i) of the Disclosure Schedules lists the names, start dates, rates of pay per applicable period, applicable commission rates, applicable work hours, applicable bonus percentage, applicable cell phone allowance, annual vacation time, and titles of all Persons employed or otherwise engaged as consultants or agents by Seller who are currently working for the Business (the “Employees”). Except as set forth on Section 4.10(a)(ii) of the Disclosure Schedules, there are no contracts between any of the Employees and Seller or any of its Affiliates. As of the date of this Agreement, Seller is not delinquent in any payments to any of its Employees for any wages, salaries, commissions, bonuses or other direct cash compensation for any services performed for Seller. As of the date of this Agreement, there are no Employee grievances, complaints or charges pending against Seller or, to Seller’s Knowledge, otherwise related to the Business under any employee dispute resolution procedure. Each of Seller and the operation of the Business as conducted on the date hereof is in compliance in all material respects with all applicable federal, state, local and all other applicable laws, regulations, ordinances or orders with respect to employment and employment practices, terms and conditions of employment and wages and hours. To Seller’s Knowledge, each employee of Seller is currently deploying all of his or her scheduled work time to the conduct of the business of Seller, and no employee of Seller has any intention to terminate his or her employment with Seller or to change his or her work schedule in any material respect as a result of the transactions contemplated by this Agreement or otherwise. None of the employees of Seller are represented by a union and, to the Knowledge of Seller, there have been no union organizing efforts conducted at Seller and none are now being conducted. Except as would not result in a material liability, neither Seller nor, to Seller’s Knowledge, any of its Affiliates has misclassified any Employee as an independent contractor, temporary employee, leased employee, volunteer or any other servant or agent compensated other than through reportable wages as an employee of the Business (each a “Contingent Worker”) and no Contingent Worker has been improperly excluded from any Seller Employee Plan.

(b) Each Seller Employee Plan complies in all material respects with the applicable requirements of ERISA, the Code and any other applicable law governing such Seller Employee Plan, and each Seller Employee Plan has at all times been properly administered in all material respects in accordance with all such requirements of law, and in accordance with its terms. The consummation of the transactions contemplated by this Agreement will not result in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available.

Section 4.11 Solvency. No insolvency proceeding of any character including bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Seller (other than as a creditor) or any of the Purchased Assets are pending or are being contemplated by Seller, or are, to Seller’s Knowledge, being threatened against Seller by any other person, and Seller has not made any assignment for the benefit of creditors or taken any action in contemplation of which that would constitute the basis for the institution of such insolvency proceedings. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement: (a) Seller will be able to pay the Excluded Liabilities as they become due; (b) the Excluded Assets (calculated at fair market value) and the value of the Purchase Shares will exceed the Excluded Liabilities; and (c) taking into account all pending and threatened litigation that Seller is aware of, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of Seller.

Section 4.12 Insurance. Section 4.12 of the Disclosure Schedule sets forth a list of all insurance policies maintained by Seller that relate to the Business or the Purchased Assets, specifying the type of coverage, the amount of coverage, the insurer and the expiration date of each such policy (collectively, the “Insurance Policies”) and all claims under such Insurance Policies since December 31, 2016 in excess of $50,000. Each Insurance Policy is in full force and effect in accordance with its terms and, collectively, such Insurance Policies are reasonably adequate and customary for the conduct of the Business. All premiums due on the Insurance Policies or renewals thereof have been paid and there is no default under any of the Insurance Policies. The Insurance Policies permit claims to be made after the Closing Date with respect to such losses, liabilities, damages or expenses relating to or arising out of work performed prior to the Closing Date, and the Parties will cooperate in submitting claims under such insurance policies with respect to such losses, liabilities, damages or expenses relating to work performed prior to the Closing Date.

Section 4.13 Restrictions on Business Activities. There is no material Contract, judgment, injunction, order or decree binding upon Seller or any of the Purchased Assets that restricts or prohibits, purports to restrict or prohibit, has or could reasonably be expected to have, whether before or after consummation of this Agreement, the effect of prohibiting, restricting or impairing any current business practice of Seller by limiting the freedom to engage in the Business or any line of business, to sell, license or otherwise distribute services or products in any market or geographic area, or to compete with any Person, including any grants by Seller of exclusive rights or exclusive licenses.

Section 4.14 Material Contracts.

(a) Section 4.14(a) of the Disclosure Schedules lists each contract material to the Business of the Seller or the Purchased Assets (each a “Material Contract”).

(b) Except as set forth in Section 4.14(b) of the Disclosure Schedules, each Material Contract: (i) is valid and binding on the Seller and, to the Seller’s Knowledge, the other parties thereto and is in full force and effect, (ii) is freely and fully assignable to the Buyer without penalty or other adverse consequence and (iii) upon consummation of the transactions contemplated by this Agreement and the Transaction Documents, except to the extent that any consents set forth in Section 3.02 of the Disclosure Schedules are not obtained, shall continue in full force and effect without penalty or other adverse consequence.

(c) The Seller is not in material breach of, or material default under, any Material Contract. To the Seller’s Knowledge, no other party to any Material Contract is in material breach thereof or material default thereunder and the Seller has not received any written notice of termination, cancellation, breach or default under any Material Contract. There is no contract, agreement or other arrangement granting any Person any preferential right to purchase any of the Purchased Assets.

Section 4.15 Compliance With Laws; Permits.

(a) Seller is and has been since May 25, 2018, in compliance in all material respects with all Laws and Governmental Orders applicable to the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets. Except as set forth on Section 4.15(a) of the Disclosure Schedules, since May 25, 2018, Seller has not received any written notice or other written communication from any Governmental Authority or any other person regarding any actual or alleged violation of or failure to comply with any term or requirement of any such Law or Governmental Order.

(b) Neither the Seller nor, to the Seller’s Knowledge, any director, officer, agent, employee or other person acting on behalf of the Seller has (i) used any company funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to any political activity; (ii) made any direct or indirect unlawful payment to any government official or employee from company funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (v) made any payment to any customer or supplier of the Seller or any officer, director, partner, employee or agent of any such customer or supplier for an unlawful reciprocal practice, or made any other unlawful payment or given any other unlawful consideration to any such customer or supplier or any such officer, director, partner, employee or agent, in respect of the Business.

(c) Neither the Seller nor, to the Seller’s Knowledge, any director, officer, agent, employee or other person acting on behalf of the Seller has engaged in any financial transactions in order to conceal the identity, source or destination of the proceeds from any category of offenses designated by the Financial Action Task Force on Money Laundering’s “The Forty Recommendations” of June 20, 2003 in violation of the laws or regulations of the United States or any state in which the Seller does business.

(d) All Business Permits required for Seller to conduct the Business as currently conducted or for the ownership and use of the Purchased Assets have been obtained by Seller and are valid and in full force. Seller has not received any written notice from any Governmental Authority of any violation of any applicable Legal Requirements that remains unresolved. The execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not result in suspension, revocation, impairment, forfeiture, or nonrenewal of any Business Permits.

Section 4.16 Related Party Transactions. (i) There are no Liabilities of Seller to any Related Party (other than for salaries and bonuses for services rendered or reimbursable business expenses), (ii) there are no Liabilities of any Related Party to the Business (other than advances made to employees of Seller in the ordinary course of business), and (iii) no Related Party has any direct or indirect economic interest in any Assigned Contract or other Purchased Asset with Seller (other than through an employment agreement).

Section 4.17 Real Property.

(a) Seller does not own any real property in connection with the Business.

(b) With respect to the lease underlying the Leased Property (the “Lease”): (i) Seller has delivered or made available to Buyer a true and complete copy of the Lease (including all amendments, modifications, supplements, exhibits, schedules, addenda and restatements thereto and thereof and all consents, including consents for alterations, assignments and sublets, documents recording variations, memoranda of lease, subordination, non-disturbance, and attornment agreements, rights of expansion, extension, first refusal and first offer and evidence of commencement dates and expiration dates); (ii) Seller’s possession and quiet enjoyment of the real property under the Lease is not currently being disturbed and Seller has all easements and rights necessary to conduct the Business in a manner consistent with past practices; (iii) to Seller’s Knowledge, there are no disputes with respect to or defaults under the Lease; (iv) to Seller’s Knowledge, the buildings, plants, improvements and structures, including, without limitation, heating, ventilation and air conditioning systems, roof, foundation and floors of the real property under the Lease, are in good operating condition and repair, subject only to ordinary wear and tear; (v) Seller has not subleased, licensed or otherwise granted to any person the right to use or occupy the Leased Property or any portion thereof (other than as contemplated by the Sublease); and (vi) Seller has not collaterally assigned or granted any other security interest in such Lease or any interest therein.

(c) To Seller’s Knowledge, (i) all the Leased Property is occupied under a valid and current certificate of occupancy or similar permit, (ii) the transactions contemplated by this Agreement and the Transaction Documents will not require the issuance of any new or amended certificate of occupancy, and (iii) subject to the receipt of any necessary landlord consents to the actions contemplated by this Agreement, there are no facts that would prevent the Leased Property from being occupied by Buyer after the Closing substantially in the same manner as occupied by Seller immediately prior to the Closing.

Section 4.18 Tangible Personal Property. Section 4.18 of the Disclosure Schedules sets forth a true and complete list of all contracts, agreements, leases for and relating to Tangible Personal Property (the “Tangible Personal Property Agreements”) and any and all material ancillary documents pertaining thereto (including all amendments, consents and evidence of commencement dates and expiration dates). Seller is not in material default under any of the Tangible Personal Property Agreements to which Seller is a party pertaining to the Tangible Personal Property and, to Seller’s Knowledge, Seller has the full right to exercise any renewal options contained in such agreements on the terms and conditions contained therein and upon due exercise would be entitled to enjoy the use of each item of leased Tangible Personal Property for the full term of such renewal options, subject to the terms of each agreement. Except as described in Section 4.18 of the Disclosure Schedules, Seller has the full right to assign to Buyer each lease to which Seller is a party pertaining to the Tangible Personal Property on the terms and conditions contained therein.

Section 4.19 Taxes. Seller has not filed Tax Returns and all Taxes owed by Seller with respect to the Purchased Assets (whether or not shown on any Tax Return) have been timely paid. Seller has withheld and timely paid all Taxes with respect to the Purchased Assets or the Business required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. There are (and immediately following the Closing there will be) no Encumbrances on any of the Purchased Assets relating to or attributable to Taxes (other than Permitted Encumbrances). No audit or other examination or request for information of any Tax Return with respect to the Purchased Assets or the Business is in progress, nor has Seller been notified of any request for such an audit or other examination or request for information. Seller is not a party to any, and none of the Purchased Assets or the Business is the subject of any Tax sharing, allocation or indemnity agreement, arrangement or similar Contract. There is no taxable income relating to the Purchased Assets or Assumed Liabilities that will be required under applicable Law to be reported by Buyer or any of its Affiliates for any period after the Closing Date which taxable income was realized (or reflects economic income arising) prior to the Closing Date. Seller is not a “foreign person” as defined in Section 1445 of the Code.

Section 4.20 Healthcare.

(a) Seller does not participate in the Medicare and Medicaid programs.

(b) To Seller’s Knowledge, Seller is and has been, since May 25, 2018, in compliance in all material respects with all applicable Health Care Laws that related to the Business. Seller maintains a compliance program that is intended to assist the Business and its managers, officers and employees in complying in all material respects with applicable Health Care Laws.

(c) Neither (i) Seller nor any current employee of Seller has been excluded from participation in any government payment program and (ii) current officer, director, governing board member, agent or managing employee (as such term is defined in 42 U.S.C. § 1320a-5(b)) of Seller has been excluded from participation in any government payment program or been subject to sanction pursuant to 42 U.S.C. § 1320a-7a or 1320a-8 or been convicted of a crime described in 42 U.S.C. § 1320a-7b.

(d) Seller is not subject to: (i) any written agreement with any Governmental Authority to establish or maintain a corporate integrity policy or program or (ii) any settlement, reporting obligation or other agreement with any Governmental Authority that imposes any continuing obligations on the Business arising out of a violation or alleged violation of any Health Care Law. As of the date hereof, to Seller’s Knowledge, no Governmental Authority has, since May 25, 2018, provided written notice to Seller of its intent to conduct any review (other than reviews that are routine in the ordinary course of business, consistent with past practices) with respect to compliance with any Business Permit. To Seller’s Knowledge, there is no material legal proceeding or other investigation or action pending by or before any Governmental Authority, or threatened in writing, which alleges a material violation of any Health Care Laws by Seller related to the Business.

(e) Seller is not a party to any Contracts with any third party payors that arise out of or relate to the Business.

(f) To Seller’s Knowledge, since May 25, 2018, Seller has not claimed nor received payment materially in excess of the amount provided or allowed by applicable Law.

(g) To Seller’s Knowledge, except as in compliance in all material respects with applicable Health Care Laws, no Contract of the Business is (including any joint venture or consulting contract) with any physician, immediate family member of a physician, or other person who or which is in a position to make or influence referrals to, or otherwise generate business for, Seller related to the Business, as those terms are defined in the applicable Health Care Laws.

Section 4.21 HIPAA and Privacy.

(a) Seller has developed and maintains policies, procedures and practices relating to the acquisition, collection, retention, maintenance, use, storage, safeguarding, privacy, security, confidentiality, processing, transfer, destruction, disclosure, and protection of Protected Personal Information, including, without limitation, a privacy policy and written information security policies (“Privacy Policies”), as are required to comply in all material respects with all applicable Laws (including Health Care Laws). Seller has a valid and legal right (whether contractually, by Law or otherwise) to access or use the Protected Personal Information and any other information of any Person that Seller has used in connection with the operation of the Business. Seller requires the Business’s vendors, independent contractors and other Persons providing services to it in connection with which such vendor, independent contractor or other Person would have access to or receive any Protected Personal Information of or maintained by Seller to execute an agreement containing confidentiality provisions compliant with all applicable Laws with respect to such vendors’, independent contractors’ or other Persons’ access to or receipt of such Protected Personal Information held by or received from Seller, and otherwise takes action to restrict access by its vendors, independent contractors and other Persons to Protected Personal Information on Seller’s systems or in their possession. Since May 25, 2018, there has been no unauthorized access, use or disclosure of Protected Personal Information in the possession or control of Seller or, to Seller’s Knowledge, any of its contractors.

(b) Seller is and, since May 25, 2018, has been in material compliance with (i) all applicable Laws, self-regulatory guidelines and industry standards and guidelines pertaining to the collection, storage, use, disclosure, and transfer of Protected Personal Information, data protection and e-commerce, (ii) all Privacy Policies of Seller, and (iii) all Contracts (or portions thereof) between Seller and all customers, vendors, marketing affiliates, business partners and other Persons that are applicable to the use and disclosure of Protected Personal Information (“Privacy Contracts”) related to the Business. No Protected Personal Information has, in connection with the Business, been (A) collected, used, stored or otherwise interacted with by Seller, or any other Software disseminated by any Person on behalf of Seller, in material violation of any applicable Laws, Privacy Policies or Privacy Contracts or (B) transferred or disclosed by Seller to third parties in violation of any applicable Laws, Privacy Policies or Privacy Contracts. Seller does not use any of the Protected Personal Information it receives through any websites or otherwise in connection with the Business in a manner that in any way violates in any material respect any applicable Law, Privacy Policy or Privacy Contract. Seller does not use any tracking application in a manner that violates any Law or applicable industry guideline (including the Digital Advertising Alliance’s Industry Self-Regulatory Program for Online Behavioral Advertising).

(c) Seller has not received any oral or written complaint, claim, demand, inquiry, or other notice, including a notice of investigation from any third party, any Governmental Authority or regulatory or self-regulatory authority or entity regarding its collection, use, storage, processing, transfer or disclosure of Protected Personal Information that is used in connection with the Business or alleging that Seller’s collection, processing, use, storage, security and/or disclosure of Protected Personal Information in connection with the Business is in violation of any applicable Laws, Privacy Policies or Privacy Contract, or otherwise constitutes an unfair, deceptive, or misleading trade practice. To Seller’s Knowledge, neither the execution, delivery nor performance of this Agreement, nor the consummation of any of the transactions contemplated under this Agreement, will violate any Privacy Policy or any Privacy Contract.

(d) To Seller’s Knowledge, Protected Personal Information used, collected or maintained in connection with the Business is not maintained by Seller for longer than is permitted by any applicable Law or Contract.

(e) To Seller’s Knowledge, there has not been any material breach of any Protected Personal Information. To Seller’s Knowledge, no service provider (in the course of providing services for or on behalf of the Business) has suffered any material breach of Protected Personal Information.

Section 4.22 No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no other broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller.

Section 4.23 Restricted Securities. The Seller understands that the Purchase Shares will not be registered pursuant to the Securities Act or any applicable state securities laws, that the Purchase Shares will be characterized as “restricted securities” under U.S. federal securities laws, and that under such laws and applicable regulations the Purchase Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this regard, the Seller is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

Section 4.24 Investment Risk. The Seller is able to bear the economic risk of acquiring the Purchase Shares pursuant to the terms of this Agreement, including a complete loss of the Seller’s investment in the Purchase Shares.

Section 4.25 Full Disclosure. Seller is not aware of any fact, condition or circumstance that may materially and adversely affect the assets, liabilities, business, prospects, condition or results of operations of Seller or the Business that has not been previously disclosed to the Buyer in writing. Furthermore, no representation or warranty or other statement made by Seller in this Agreement, the Disclosure Schedules, or otherwise in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make such statements not misleading.

Section 4.26 Other Representations or Warranties. Except for the representations and warranties contained in this ARTICLE IV, neither the Company nor any of its Affiliates makes any other express or implied representation or warranty on behalf of the Company or any of its Affiliates in connection with this Agreement or the transactions contemplated hereby.

Section 4.27 Acknowledgement by Seller. Seller acknowledges and agrees that it (i) has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of the Buyer and (ii) has been furnished with or given full access to such information about the Seller’s business, assets, condition, operations and prospects as Seller has requested. Seller acknowledges that, other than as set forth in this Agreement, none of the Buyer nor any of its directors, officers, employees, Affiliates, Stockholders, agents or representatives makes or has made any representation or warranty, either express or implied, (A) as to the accuracy or completeness of any of the information provided or made available to Seller or any of its agents, representatives, lenders or Affiliates prior to the execution of this Agreement and (B) with respect to any projections, forecasts, estimates, plans or budgets of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Buyer heretofore delivered to or made available to Seller or any of its respective agents, representatives, lenders or Affiliates.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Except as set forth in the Disclosure Schedules, Buyer represents and warrants to Seller that the statements contained in this ARTICLE V are true and correct as of the date hereof and as of the Closing Date.

Section 5.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the state of Nevada and has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it that are related to its business, and to carry on its business as currently conducted. Buyer is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the operation of its business as currently conducted makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect.

Section 5.02 Authority of Buyer. Buyer has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Buyer. This Agreement and each Transaction Document to which Buyer is a party has been duly executed and delivered by Buyer and is binding upon, and legally enforceable against, Buyer in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

Section 5.03 Capitalization.

(a) The authorized capital stock of the Buyer consists of 6,666,667 shares of Common Stock, 1,398,070 shares of which is issued and outstanding, 26,667 shares of preferred stock, including 1,334 shares of Series A Preferred Stock issued and outstanding and 3,856 shares of Series B Preferred Stock issued and outstanding. Immediately prior to the Closing the authorized capital stock of the Buyer shall be: (i) 6,666,667 shares of Common Stock, 1,398,070 shares of which will be issued and outstanding; (ii) 667 authorized shares of Series A Preferred Stock, 667 of which shall be issued or outstanding; (iii) 3,000 authorized shares of Series C-1 Preferred Stock, 0 shares of which shall be issued or outstanding; (iv) 6,000 shares of Series C-2 Preferred Stock, 0 shares of which shall be issued or outstanding; (v) 1,000 shares of Series D-1 Preferred Stock, 0 shares of which will be issued or outstanding; (vi) 4,360 shares of Series D-2 Preferred Stock, 0 shares of which will be issued or outstanding, (vii) 0 shares of Common Stock will be reserved for issuance pursuant to outstanding Buyer Warrants, (viii) 0 shares of Common Stock will be reserved for issuance upon conversion of the Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock and (ix) 0 shares of Common Stock will be subject to issuance pursuant to outstanding Buyer Stock Options. All of the outstanding shares of Company Stock have been, and all shares that may be issued as contemplated or permitted by this Agreement will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable. Except as set forth on Section 5.03(a) of the Disclosure Schedules, none of the outstanding shares of Company Stock are entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right or subject to any right of first refusal in favor of the Buyer, in the case of each of the foregoing, granted by the Buyer.

(b) Immediately prior to the Closing Date, other than as set forth on Section 5.03(b) of the Disclosure Schedules, there are: (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Buyer; (ii) no outstanding securities of the Buyer convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in the Buyer; (iii) no outstanding options, warrants, restricted stock units, rights or other commitments or agreements to acquire from the Buyer, or that obligate the Buyer to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in the Buyer; and (iv) no obligations of the Buyer to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interest in the Buyer. As of the date hereof, there is no rights agreement or stockholders rights plan (or similar plan commonly referred to as a “poison pill”) in effect with respect to the Buyer.

(c) No bonds, debentures, notes or other indebtedness issued by the Buyer and outstanding as of the date of this Agreement have the right to vote on any matters on which stockholders of the Buyer may vote (or are convertible into, or exchangeable for, securities having such right).

(d) The issuance and sale of the Purchase Shares will not obligate the Buyer or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Seller) and will not result in a right of any holder of Buyer securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Buyer or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Buyer or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

Section 5.04 The Purchase Shares. The Purchase Shares are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all restrictions on transfer other than restrictions on transfer under this Agreement, applicable state and federal securities laws. The offer and issuance of the Purchase Shares hereunder pursuant to this Agreement is exempt from the registration requirements of the Securities Act. The Conversion Shares are duly authorized and, when issued and paid for in accordance with the terms of the certificate of designations of the rights, preferences and terms for the Series D-1 Preferred Stock, will be duly and validly issued, fully paid and nonassessable, free and clear of all restrictions on transfer other than restrictions on transfer under this Agreement, applicable state and federal securities laws. Buyer represents that as of the Closing Date, the Conversion Shares represent 85% of the Buyer Fully Diluted Shares.

Section 5.05 No Conflicts; Consents. Except as may result from any facts or circumstances relating solely to Seller, the execution, delivery and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not, with or without the giving of notice or the passage of time: (a) result in a violation or breach of any provision of the articles of incorporation or by-laws of Buyer (the “Buyer Charter Documents”); (b) result in a violation or breach of any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default under or result in the acceleration of any agreement to which Buyer is a party, or Permit or result in the creation or imposition of any Encumbrances on any of the Buyer’s assets other than Permitted Encumbrances except in the cases of clauses (b) and (c), where the violation, breach, conflict, default, acceleration or failure to give notice would not have a material adverse effect on Buyer’s ability to consummate the transactions contemplated hereby. No consent or approval of, or registration, notification, filing, and/or declaration with, any Governmental Authority is required to be given or made by Buyer in connection with the execution, delivery, and performance by Buyer of this Agreement the Transaction Documents or the taking by Buyer of any other action contemplated hereby or thereby except those filings required under the Buyer’s reporting obligations with the SEC.

Section 5.06 Legal Proceedings. There are no actions, suits, claims, investigations or other legal proceedings pending or, to Buyer’s Knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement or could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Buyer nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any actions, suits, claims, investigations or other legal proceedings pending or, to Buyer’s Knowledge, threatened against or by Buyer or any Affiliate of Buyer involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Buyer’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

Section 5.07 Subsidiaries.

(a) Section 5.07 of the Disclosure Schedules sets forth, for each Subsidiary of Buyer: (i) its name; (ii) the number and type of outstanding equity securities and a list of the holders thereof; and (iii) the jurisdiction of organization.

(b) Except as set forth on Section 5.07 of the Disclosure Schedules, each Subsidiary of Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, that have not had, and are not reasonably likely to have, a Buyer Material Adverse Effect. Except as set forth on Section 5.07 of the Disclosure Schedules, all of the outstanding shares of capital stock and other equity securities or interests of each Subsidiary of Buyer are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and all such shares (other than directors’ qualifying shares in the case of non-U.S. Subsidiaries, all of which Buyer has the power to cause to be transferred for no or nominal consideration to Buyer or Buyer’s designee) are owned, of record and beneficially, by Buyer or another of its Subsidiaries free and clear of all Liens, claims, pledges, agreements or limitations in Buyer’s voting rights. Except as set forth on Section 5.07 of the Disclosure Schedules, there are no outstanding or authorized options, warrants, rights, agreements or commitments to which Buyer or any of its Subsidiaries is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of any Subsidiary of Buyer. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary of Buyer. Except as set forth on Section 5.07 of the Disclosure Schedules, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary of Buyer.

(c) Except as set forth on Section 5.07 of the Disclosure Schedules, Buyer has made available to Seller complete and accurate copies of the charter, bylaws or other organizational documents, each as amended, of each Subsidiary of Buyer.

(d) Except as set forth on Section 5.07 of the Disclosure Schedules, Buyer does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity which is not a Subsidiary of Buyer. Except as set forth on Section 5.07 of the Disclosure Schedules, there are no obligations, contingent or otherwise, of Buyer or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of any Subsidiary of Buyer or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary of Buyer or any other entity, other than guarantees of bank obligations of Subsidiaries of Buyer entered into in the ordinary course of business.

(e) Except as set forth on Schedule 5.07 of the Disclosure Schedules, (i) each Subsidiary is dormant and has no ongoing business operations, (ii) there are no ongoing obligations or costs that would be required to be borne by the Seller after the Closing Date related to any Subsidiary of the Buyer, (iii) neither Buyer nor Subsidiary is party to any contract, commitment, understanding or arrangement, whether written or oral, by which the Company or any Subsidiary is or may become bound related to any business and/or activities conducted by any Subsidiary, and (iv) there are no liability as of the Closing Date related to any Subsidiary.

Section 5.08 SEC Filings; Financial Statements; Information Provided.

(a) Except as set forth in Section 5.08 of the Disclosure Schedules, Buyer has filed all forms, reports, certifications and other documents required to be filed by Buyer with the SEC since January 1, 2018. All such forms, reports and other documents, as amended prior to the date hereof are referred to herein as the “Buyer SEC Reports.” All of the Buyer SEC Reports (A) at the time filed (or if amended prior to the date hereof, when so amended), complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act applicable to such Buyer SEC Reports and (B) did not at the time they were filed (or if amended prior to the date hereof, when so amended) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Buyer SEC Reports or necessary in order to make the statements in such Buyer SEC Reports, in the light of the circumstances under which they were made, not misleading, in any material respect.

(b) The Buyer Financial Statements and each of the consolidated financial statements (including, in each case, any related notes and schedules) contained in the Buyer SEC Reports at the time filed (or if amended prior to the date hereof, when so amended) (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and at the dates involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted by the SEC on Form 10-Q under the Exchange Act) and (iii) fairly presented in all material respects the consolidated financial position of Buyer and its Subsidiaries as of the dates indicated and the consolidated assets, liabilities, business, financial condition, results of its operations and cash flows for the periods indicated, consistent with the books and records of Buyer and its Subsidiaries, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments. The consolidated balance sheet of Buyer as of December 31, 2019 is referred to herein as the “Buyer Balance Sheet.”

(c) Salberg & Company, P.A., Buyer’s current auditors, is and has been at all times since its engagement by Buyer (i) “independent” with respect to Buyer within the meaning of Regulation S-X and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act (to the extent applicable) and the related rules of the SEC and the Public Company Accounting Oversight Board.

(d) Buyer has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Buyer’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Buyer in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Buyer’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since January 1, 2017, Buyer’s principal executive officer and its principal financial officer have disclosed to Buyer’s auditors and the audit committee of the Buyer Board all known (i) significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adverse and materially affect the Company’s ability to record, process, summarize and report financial information, (ii) material weaknesses in the design and operation of internal controls over financial reporting, and (iii) any fraud, whether or not material, that involves the management or other employees who have a significant role in the Buyer’s internal controls over financial reporting. Each of the Buyer and its Subsidiaries have materially complied with or substantially addressed such deficiencies, material weaknesses and/or fraud.

(e) Buyer is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act. Each required form, report and document containing financial statements that has been filed with or submitted to the SEC was accompanied by any certifications required to be filed or submitted by Buyer’s principal executive officer and principal financial officer pursuant to the Sarbanes-Oxley Act and, at the time of filing or submission of each such certification, any such certification complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act. Neither Buyer nor any of its executive officers has received written notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(f) The Common Stock is quoted on the OTC Pink marketplace maintained by the OTC Markets, Inc. under the symbol “OBMP”.

(g) As of the date of this Agreement, the Buyer has timely responded to all comment letters of the staff of the SEC relating to the Buyer SEC Reports, and the SEC has not advised the Buyer that any final responses are inadequate, insufficient or otherwise non-responsive. The Buyer has made available to the Seller true, correct and complete copies of all comment letters, written inquiries and enforcement correspondence between the SEC, on the one hand, and the Buyer and any of its Subsidiaries, on the other hand, occurring since January 1, 2017 and will, reasonably promptly following the receipt thereof, make available to the Company any such correspondence sent or received after the date hereof. To the knowledge of the Buyer, as of the date of this Agreement, none of the Buyer SEC Reports is the subject of ongoing SEC review or outstanding SEC comment.

(h) Each of the principal executive officer of the Buyer and the principal financial officer of the Buyer (or each former principal executive officer of the Buyer and each former principal financial officer of the Buyer, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Buyer SEC Reports, and the statements contained in such certifications were true and correct on the date such certifications were made. For purposes of this Section 5.08(h), “principal executive officer” and “principal financial officer” has the meanings given to such terms in the Sarbanes-Oxley Act.

(i) Neither the Buyer, nor to the Knowledge of the Buyer, any of its Subsidiaries, directors, officers, employees, or the internal or external auditors of the Buyer or any of its Subsidiaries has received or otherwise had or obtained actual knowledge of any substantive material complaint, allegation, assertion or claim, whether written or oral, that the Buyer or any of its Subsidiaries has engaged in questionable accounting or auditing practices.

(j) Buyer is not currently an issuer identified in Rule 144(i)(1)(i) of the Securities Act. Buyer acknowledges that it was, prior to July 23, 2010, an issuer identified under Rule 144(i)(1)(i) of the Securities Act and it has satisfied the requirements under Rule 144(i)(2) for ceasing to be an issuer identified under Rule 144(i)(1)(i) of the Securities Act.

Section 5.09 Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the date of the latest audited financial statements included within the Buyer SEC Reports, except as specifically disclosed in a subsequent Buyer SEC Report filed prior to the date hereof or as set forth on Section 5.09 of the Disclosure Schedules: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Buyer has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Buyer’s Financial Statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Buyer has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Buyer does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Purchased Shares contemplated by this Agreement or as set forth on Section 5.09 of the Disclosure Schedules, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Buyer or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Buyer under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

Section 5.10 Employees. Section 5.10 of the Disclosure Schedules lists the names and titles of all Persons employed or otherwise engaged as consultants or agents by Buyer (the “Buyer Employees”). Except as set forth on Section 5.10 of the Disclosure Schedules, there are no contracts between any of the Buyer Employees and Buyer or any of its Affiliates.

Section 5.11 Solvency. No insolvency proceeding of any character including bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Buyer (other than as a creditor) or any of its properties or assets are pending or are being contemplated by Buyer, or are, to Buyer’s Knowledge, being threatened against Buyer by any other person, and Buyer has not made any assignment for the benefit of creditors or taken any action in contemplation of which that would constitute the basis for the institution of such insolvency proceedings.

Section 5.12 Restrictions on Business Activities. There is no material Contract, judgment, injunction, order or decree binding upon Buyer, any Subsidiary or any of its assets that restricts or prohibits, purports to restrict or prohibit, has or could reasonably be expected to have, whether before or after consummation of this Agreement, the effect of prohibiting, restricting or impairing any current business practice of Buyer by limiting the freedom to engage in its current business or any line of business, to sell, license or otherwise distribute services or products in any market or geographic area, or to compete with any Person, including any grants by Buyer of exclusive rights or exclusive licenses.

Section 5.13 Compliance With Laws; Permits.

(a) Buyer and each Subsidiary is and has been since May 25, 2018, in compliance in all material respects with all Laws and Governmental Orders applicable to the conduct of its business as described in the Buyer SEC Reports. Since May 25, 2018, neither Buyer nor any Subsidiary has received any written notice or other written communication from any Governmental Authority or any other person regarding any actual or alleged violation of or failure to comply with any term or requirement of any such Law or Governmental Order.

(b) Neither the Buyer nor, to the Buyer’s Knowledge, any director, officer, agent, employee or other person acting on behalf of the Buyer or any Subsidiary has (i) used any company funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to any political activity; (ii) made any direct or indirect unlawful payment to any government official or employee from company funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (v) made any payment to any customer or supplier of the Buyer or any officer, director, partner, employee or agent of any such customer or supplier for an unlawful reciprocal practice, or made any other unlawful payment or given any other unlawful consideration to any such customer or supplier or any such officer, director, partner, employee or agent, in respect of the Buyer’s business.

(c) Neither the Buyer nor, to the Buyer’s Knowledge, any director, officer, agent, employee or other person acting on behalf of the Buyer or any Subsidiary has engaged in any financial transactions in order to conceal the identity, source or destination of the proceeds from any category of offenses designated by the Financial Action Task Force on Money Laundering’s “The Forty Recommendations” of June 20, 2003 in violation of the laws or regulations of the United States or any state in which the Buyer does business.

(d) Neither Buyer nor any Subsidiary has not received any written notice from any Governmental Authority of any violation of any applicable Legal Requirements that remains unresolved.

Section 5.14 Related Party Transactions. Except as set forth in the Buyer Financial Statements or on Section 5.14 of the Disclosure Schedules, (i) there are no Liabilities of Buyer to any Related Party (other than for salaries and bonuses for services rendered or reimbursable business expenses), (ii) there are no Liabilities of any Related Party to the business of the Buyer (other than advances made to employees of Buyer in the ordinary course of business), and (iii) no Related Party has any direct or indirect economic interest in any Contract with Buyer (other than through an employment agreement).

Section 5.15 Real Property.

(a) Buyer does not own any real property in connection with its business as described in the SEC Reports.

(b) Buyer is not party to any Lease in connection with its business as described in the Buyer SEC Reports. Any Lease that Buyer was party to as described in the Buyer SEC Reports has been terminated as of the Closing Date and the Buyer has no liability or obligations under any such Lease as of the Closing Date.

Section 5.16 Tangible Personal Property. Section 5.16 of the Disclosure Schedules sets forth a true and complete list of all Tangible Personal Property Agreements of Buyer and any Subsidiary and any and all material ancillary documents pertaining thereto (including all amendments, consents and evidence of commencement dates and expiration dates). Buyer is not in material default under any of the Tangible Personal Property Agreements to which Buyer is a party pertaining to the Tangible Personal Property and, to Buyer’s Knowledge, Buyer has the full right to exercise any renewal options contained in such agreements on the terms and conditions contained therein and upon due exercise would be entitled to enjoy the use of each item of leased Tangible Personal Property for the full term of such renewal options, subject to the terms of each agreement.

Section 5.17 Taxes. Except as set forth on Section 5.17 of the Disclosure Schedules, Buyer and each Subsidiary has timely filed in accordance with applicable Law all Tax Returns that it was required to file with respect to the Buyer and each Subsidiary and its business, all such Tax Returns were true, correct and complete in all material respects and all Taxes owed by Buyer with respect to the its property and assets (whether or not shown on any Tax Return) have been timely paid. Buyer has withheld and timely paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. There are (and immediately following the Closing there will be) no Encumbrances on any of Buyer’s property and assets relating to or attributable to Taxes (other than Permitted Encumbrances). No audit or other examination or request for information of any Tax Return with respect to the Buyer’s property and assets is in progress, nor has Buyer been notified of any request for such an audit or other examination or request for information. Buyer is not a party to any, and none of its property and assets is the subject of any Tax sharing, allocation or indemnity agreement, arrangement or similar Contract. There is no taxable income relating to the Buyer’s property and assets that will be required under applicable Law to be reported by Buyer or any of its Affiliates for any period after the Closing Date which taxable income was realized (or reflects economic income arising) prior to the Closing Date. Buyer is not a “foreign person” as defined in Section 1445 of the Code.

Section 5.18 No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no other broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer.

Section 5.19 Full Disclosure. No representation or warranty or other statement made by Buyer in this Agreement, the Disclosure Schedules, or otherwise in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make such statements not misleading.

Section 5.20 Registration Rights. No Person has any right to cause the Buyer or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

Section 5.21 Registration; DTC Eligibility. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Buyer has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Buyer received any notification that the SEC is contemplating terminating such registration. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Buyer is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

Section 5.22 Application of Takeover Protections. The Buyer has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Buyer’s Charter Documents or the laws of its state of incorporation that is or could become applicable to the Seller as a result of the Buyer and the Seller fulfilling their obligations under this Agreement, including without limitation as a result of the Buyer’s issuance of the Purchase Shares.

Section 5.23 Acknowledgement by Buyer. Buyer acknowledges and agrees that it (i) has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the Business, assets, condition, operations and prospects of the Business and the Purchased Assets and (ii) has been furnished with or given full access to such information about the Business and the Purchased Assets as Buyer has requested. Buyer acknowledges that, other than as set forth in this Agreement, none of the Seller nor any of its directors, officers, employees, Affiliates, Stockholders, agents or representatives makes or has made any representation or warranty, either express or implied, (A) as to the accuracy or completeness of any of the information provided or made available to Buyer or any of its agents, representatives, lenders or Affiliates prior to the execution of this Agreement and (B) with respect to any projections, forecasts, estimates, plans or budgets of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Seller heretofore delivered to or made available to Buyer or any of its respective agents, representatives, lenders or Affiliates.

ARTICLE VI

ADDITIONAL AGREEMENTS AND COVENANTS

Section 6.01 Employees and Employee Benefits.

(a) Buyer shall offer employment effective on the Closing Date, to all Employees set forth on Section 6.01(a) of the Disclosure Schedules (the Employees who accept such employment and satisfies Buyer’s established objective and nondiscriminatory hiring and onboarding criteria (including, without limitation, applicable background checks, drug screening and verification of employment authorization), the “Transferred Employees”). Employees who do not accept employment with Buyer will not become employees of Buyer or its Affiliates. Except with respect to any offer letter or other employment agreement that Buyer may enter into with any Transferred Employee, each Transferred Employee shall be an employee “at will” subject to Buyer’s employment policies.

(b) Seller agrees to pay prior to the Closing any and all severance payments, termination payments, the value of his or her accrued but unused vacation days, sick days and other paid time off, wages, salaries, commissions, bonuses and other compensation for any services performed for Seller by the Transferred Employees (or otherwise due to the Transferred Employees) prior to the Closing (including without limitation any payments or other bonuses payable as a result of this Agreement and the transactions contemplated by this Agreement or resulting from the termination of any Transferred Employees in connection with this Agreement). Buyer and Seller acknowledge that the termination of Transferred Employees by Seller will result in a termination of “Service” to Seller for each of the Transferred Employees for the purposes of any stock options held by such Transferred Employees. If applicable, Seller shall be responsible for, and shall comply with, all WARN Act obligations relating to periods prior to the Closing Date or associated with, or incurred as a result of, the transactions contemplated by this Agreement. Seller shall be responsible for providing health benefit continuation coverage under Section 162(k) and Section 4980B of the Code with respect to (i) any former employee of Seller and any other qualified beneficiary under any group health plan who as of the Closing Date is receiving or is eligible to receive such continuation coverage and (ii) any employee of Seller and any qualified beneficiary with respect to such employee.

Section 6.02 Confidentiality.

(a) From and after the Closing and until the fifth anniversary of the Closing, the Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its representatives to, hold in confidence any and all non-public or otherwise Confidential Information, whether written or oral, exclusively related to the Business and the Buyer.

(b) For purposes of this Section 6.02, “Confidential Information” shall mean all non-public business or technical information, whether or not stored in any medium, relating to the disclosing party’s business (and those of its parent and affiliate companies, suppliers and customers) including but not limited to, equipment, software, designs, samples, technology, technical documentation, product or service specifications or strategies, marketing plans, pricing Information, financial information, information relating to existing, previous and potential suppliers, customers, contracts and products, inventions, unreleased software applications, methodologies, policies and procedures, all Intellectual Property and other know-how, drawings, photographs, models, mock-ups, and design and performance specifications, production volumes, production schedule, employees and other service providers, and all other confidential or proprietary information used exclusively in the Business, including any Transferred Intellectual Property. In the event that the Seller or any of its agents, representatives, Affiliates, employees, officers or directors becomes legally compelled to disclose any such Confidential Information, the Seller shall, to the extent it is legally permitted to do so, provide notice to the Buyer in writing and consult with the Buyer regarding the disclosure of such information and use its commercially reasonable efforts to obtain any appropriate protective order, at the Buyer’s cost, or other reasonable assurance that confidential treatment will be accorded such information. In the event that such protective order or other remedy is not obtained, or the Buyer waives compliance with this Section 6.02, the Seller shall furnish only that portion of such Confidential Information which, in the opinion of the Seller’s counsel (which may include in-house counsel), is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such information. This Section 6.02 shall not apply to any information that, at the time of disclosure, (a) is available publicly and was not disclosed in breach of any obligation (contractual or legal) to keep such information confidential (including, without limitation, this Section 6.02); (b) information obtained after the date of this Agreement, on a non-confidential basis from a source that is not Buyer, the Seller or any Affiliate, officer, director, employee or other representative thereof and who (to the recipient’s knowledge after reasonable inquiry) was not bound by any obligation (contractual or legal) of confidentiality to Buyer, the Seller, or any of their respective Affiliates with respect to such information; or (c) information shown by contemporaneous record to have been independently developed without use of or reference to other Confidential Information.

Section 6.03 Public Announcements. Following the Closing and for a period of eighteen months (18) months thereafter, unless otherwise required by applicable Law, rules or regulations of the Exchange Act or stock exchange requirements (based upon the reasonable advice of counsel), including, for the avoidance of doubt, the requirement to file this Agreement on Form 8-K, no Party shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed), and the Parties shall cooperate as to the timing and contents of any such announcement.

Section 6.04 Taxes.

(a) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents (collectively, “Transfer Taxes”) shall be shared equally by Buyer and Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

(b) For any taxable period beginning on or before, and ending after, the Closing Date (a “Straddle Period”), all property Taxes and other similar periodic Taxes (which, for the avoidance of doubt, shall not include income Taxes or sales Taxes) imposed on or assessed with respect to the Purchased Assets will be allocated to the portion of such Straddle Period ending on the Closing Date based on a fraction, the numerator of which is the total number of days in such Straddle Period up to and including the Closing Date and the denominator of which is the total number of days in such Straddle Period. With respect to Taxes described in this Section 6.04(b), Seller will timely file all Tax Returns due before the Closing Date with respect to such Taxes and Buyer will prepare and timely file all Tax Returns due after the Closing Date with respect to such Taxes. If one Party remits to the appropriate Tax authority payment for Taxes, which are subject to proration under this Section 6.04(b) and such payment includes the other Party’s share of such Taxes, such other Party will promptly reimburse the remitting Party for its share of such Taxes. The covenants set forth in this Section 6.04 shall survive until, and any claim related thereto must be brought before, sixty (60) days after expiration of the statute of limitations.

Section 6.05 Further Assurances. Following the Closing, and for a period of eighteen (18) months thereafter, each Party shall, and shall cause its respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect and perfect the transfer to Buyer of good and valid title to any and all of the Purchased Assets (including without limitation performing all acts necessary to effect the transfer and registration of any Intellectual Property Assets and to perfect, obtain, maintain, enforce and defend any rights assigned) and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

Section 6.06 Payments. Following the Closing and for a period of eighteen (18) months thereafter, Seller will (a) deliver to Buyer within five (5) days following receipt thereof any mail or other communication received by Seller after the Closing relating to the Business, the Purchased Assets or the Assumed Liabilities and any cash, checks or other instruments of payment or any invoices or other demands for payment in respect thereof and, (b) cause any financial institution to which any cash, checks or other instruments of payment are delivered with respect to the Purchased Assets or the Assumed Liabilities, through any “lock-box” or similar arrangement, to immediately remit same to Buyer. Buyer shall deliver to Seller within five (5) days following receipt thereof any mail or other communication received by Buyer after the Closing relating to the Excluded Assets or Excluded Liabilities, and any cash, checks or other instruments of payment or any invoices or other demands for payment in respect thereof. Seller shall periodically provide Buyer with such additional evidence or supporting detail as Buyer may reasonably request regarding particular payments or outstanding accounts included in the Purchased Assets or the Assumed Liabilities.

Section 6.07 Non-Competition and Non-Solicitation.

(a) Partially in consideration of the payment of the Purchase Shares and the assumption of the Assumed Liabilities, for a period of one (1) year commencing on the Closing Date (“Restricted Period”), Seller shall not, directly or indirectly, (i) engage or participate in any business activity that is in direct competition with any activities of the Business as currently conducted by Seller (the “Restricted Business”) anywhere in the United States of America including its territories and possessions (the “Territory”), or (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business in the Territory. For purposes of this Section 6.07(a), the term “engage in” shall encompass and include, without limitation, owning an interest in, managing, operating, joining, controlling, lending money or rendering financial or other assistance to or participating in a business, whether as a partner, shareholder, member, consultant or otherwise, and whether the activity is performed or occurs directly or indirectly. Notwithstanding the foregoing, Seller may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if Seller is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own five percent (5%) or more of any class of securities of such Person. For the avoidance of doubt, the ownership of securities of the Buyer will not be in violation of this covenant.

(b) As a separate and independent covenant, during the Restricted Period, Seller shall not, and shall use its commercially reasonable efforts to ensure that none of its Affiliates, solicit customers of the Business with the intent to modify, reduce or terminate their business or relationship with Buyer or any of its Affiliates, or become a customer of Seller or any of its Affiliates with respect to the Business. For purposes of this Section 6.07, “solicit” shall include any direct or indirect communication of any kind whatsoever, regardless of by whom initiated, inviting, advising, encouraging or requesting any Person, in any manner, to take or refrain from taking any action.

(c) During the Restricted Period, Seller shall not, and shall use their reasonable best efforts to ensure that none of their respective Affiliates, directly or indirectly, solicit for employment or other services, or employ or engage, as an employee any Transferred Employee or any other employee who is or was employed by Buyer or its Affiliates during the Restricted Period, or encourage any such Transferred Employee to leave such employment or solicit any such Transferred Employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such Transferred Employee.

(d) Seller acknowledges that a breach or threatened breach of this Section 6.07 would give rise to irreparable harm to Buyer, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by Seller of any such obligations, Buyer shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

(e) Seller acknowledges that the restrictions contained in this Section 6.07 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 6.07 should ever be adjudicated to exceed the time, geographic, product or service or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service or other limitations permitted by applicable Law. The covenants contained in this Section 6.07 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

Section 6.08 Post-Closing Access to Records. Following the Closing and for a period of five (5) years thereafter, Buyer and Seller shall provide each other with such assistance as may reasonably be requested by the other in connection with the preparation of any return or report of Taxes, any audit or other examination by any taxing authority, any judicial or administrative proceedings relating to Liabilities for Taxes, or any other matter for which cooperation and assistance is reasonably requested. Such assistance shall include making employees, information, records and other reasonably requested materials available on a mutually convenient basis to provide additional information or explanation of material provided hereunder and shall include providing copies of relevant Tax Returns and supporting material. The Party requesting assistance under this Section 6.08 shall reimburse the assisting Party for reasonable out-of-pocket expenses incurred in providing assistance. Buyer and Seller will retain for the full period of any statute of limitations and provide the others with any records or information which may be relevant to such preparation, audit, examination, proceeding or determination. Seller and Buyer, shall (and shall cause their respective affiliates to): (a) provide timely notices to the other Party in writing of any pending or threatened Tax audits or assessments relating to the Business or the Purchased Assets for taxable periods for which any other Party may be responsible under this Agreement or otherwise; and (b) furnish the other parties with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request with respect to any taxable period for which any other Party be responsible under this Agreement or otherwise.

Section 6.09 Bulk Sale Waiver and Indemnity. The Parties acknowledge and agree that no filings with respect to any bulk sales or similar laws have been made, nor are they intended to be made, nor are such filings a condition precedent to the Closing; and, in consideration of such waiver by Buyer, following the Closing until sixty (60) days after expiration of the statute of limitations, Seller shall indemnify, defend and hold the Buyer Indemnitees harmless against any claims or damages resulting from or arising out of such waiver and failure to comply with applicable bulk sales laws.

Section 6.10 Filing of Schedule 14f-1. Buyer shall as promptly as practicable after the Closing Date, but in no event later than five (5) days after the Closing Date, file the Schedule 14f-1 with the SEC with respect to the transactions described in this Agreement. On or prior to the Closing Date, Seller shall provide all information to Buyer as reasonably required in order to file the Schedule 14f-1 with the SEC.

Section 6.11 Effectiveness of Buyer Shareholder Approval. Promptly after the preparation of the required pro forma financial statements, Buyer shall file a Schedule 14C in connection with the approval by the majority shareholders of the Buyer of the increase in the amount of authorized Common Stock to 12,000,000,000 shares and the change in the corporation’s name to Theralink Technologies, Inc.

Section 6.12 Section 16 Matters. Prior to the Closing Date, Buyer and Seller shall take all such steps as may be required (to the extent permitted under applicable Laws) to cause any acquisitions of Common Stock, restricted stock awards to acquire Common Stock and any options to purchase Common Stock in connection with the transactions contemplated by this Agreement, by each individual who is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Buyer, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.13 SEC Matters. For a period of two (2) years following the Closing Date, Buyer will timely furnish or file with the SEC (including any extensions of time for filing provided by Rule 12b-25 promulgated under the Exchange Act) all forms, reports, schedules, statements, and other documents (including all exhibits and other information incorporated therein) required to be furnished or filed by Buyer with the SEC in accordance in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the rules and regulations of the SEC promulgated under the Securities Act and the Exchange Act and other applicable Law. Buyer shall cause the removal of any applicable restrictive legend from the certificates for such Conversion Shares.

Section 6.14 Registration Statement.

(a) Following the Closing Buyer and Seller shall act in good faith to register the Conversion Shares with the SEC as soon as commercially practicable as mutually agreeable between the parties. Notwithstanding the foregoing, if at anytime the Buyer proposes to register (including for this purpose a registration effected by the Buyer for stockholders other than the Seller) any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than a registration statement on Form S-8, Form S-4 and /or registration relating solely to the sale of securities to participants in a Buyer stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Conversion Shares), the Buyer shall, at such time, promptly give the Seller written notice of such registration. Upon the written request of Seller given within ten (10) days after mailing of such notice by the Buyer, the Buyer shall use commercially reasonable efforts to cause to be registered under the Securities Act all of the Conversion that Seller has requested to be registered, provided, however, if the managing underwriter of an underwritten offering shall advise the Buyer that the inclusion of Conversion Shares requested to be included in the registration statement would cause an adverse effect on the success of any such offering, based on market conditions or otherwise (an “Adverse Effect”), then the Buyer shall be required to use commercially reasonable efforts to include in such registration statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (i) first securities proposed by the Company to be sold for its own account, (ii) second the Conversion Shares and (iii) securities of other selling security holders requested to be included in such registration.

(b) Seller shall furnish to the Company such information regarding the Seller and the distribution proposed by it as the Buyer may reasonably request in connection with any registration or offering referred to in this Section. Seller shall cooperate as reasonably requested by the Buyer in connection with the preparation of the registration statement with respect to such registration, and for so long as the Buyer is obligated to file and keep effective such registration statement, shall provide to the Buyer, in writing, for use in the Registration Statement, all such information regarding the Seller and its plan of distribution of the Closing Shares, included in such registration as may be reasonably necessary to enable the Buyer to prepare such registration statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

(c) Buyer shall pay all Registration Expenses (as defined below) incurred in connection with a registration of the Conversion Shares, whether or not such registration statement shall become effective; provided that Seller shall pay all underwriting discounts, commissions and transfer taxes, and their own counsel and accounting fees, if any, relating to the sale or disposition of the Conversion Shares pursuant to such registration statement. As used herein, “Registration Expenses” means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation, (i) all SEC and stock exchange or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Conversion Shares but no other expenses of or disbursements by the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Buyer and the Buyer’s independent public accountants.

ARTICLE VII

CONDUCT OF BUSINESS PENDING THE CLOSING

Section 7.01 Conduct of Business Prior to Closing. Except as expressly provided or permitted herein, or as consented to in writing by Buyer, during the period commencing on the date of this Agreement and ending at the Closing or such earlier date as this Agreement may be terminated in accordance with its terms (the “Pre-Closing Period”), Seller shall use commercially reasonable efforts to (a) act and carry on the Business in the ordinary course of business and (b) maintain and preserve its business organization, assets and properties. Without limiting the generality of the foregoing, except as expressly provided or permitted herein, Seller shall not, directly or indirectly, take any action (or omit to take any action) which, if taken (or omitted to be taken) prior to the date hereof, would have been required to be listed on any Section 4.06 of the Disclosure Schedules or otherwise caused a breach of Section 4.06, in each case without the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, nothing contained in this Agreement shall give Buyer, directly or indirectly, the right to control or direct the operations of Seller prior to the Closing. Prior to the Closing, Seller shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations and shall be permitted to pay down existing Indebtedness.

Section 7.02 Access to Information. During the Pre-Closing Period, Seller shall, and shall cause each of its officers, key employees and agents to, give Buyer and its representatives reasonable access, upon reasonable notice and during times mutually convenient to Buyer and senior management of Seller, to the facilities, properties, employees, books and records of Seller as from time to time may be reasonably requested in writing; provided, that the same does not (i) unduly disrupt the conduct of Seller’s business, (ii) violate any Law, fiduciary duty, order, contract or permit applicable to Seller, or (iii) jeopardize any attorney-client or other legal privilege, and subject to existing confidentiality and non-disclosure obligations of Buyer and its Affiliates.

ARTICLE VIII

CONDITIONS TO CLOSING

Section 8.01 Conditions to the Obligations of Each Party the Closing. The respective obligations of each Party to consummate the Closing are subject to the fulfillment or waiver by consent of the other Party, where permissible, at or prior to the Closing, of each of the following conditions:

(a) No Injunctions, Orders or Restraints; Illegality. No preliminary or permanent injunction or other order, decree or ruling issued by a court or other Governmental Authority of competent jurisdiction nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority of competent jurisdiction shall be in effect which would have the effect of (i) making the consummation of the transactions contemplated hereby illegal or (ii) otherwise prohibiting the consummation of the Closing.

Section 8.02 Additional Conditions to Obligations of Buyer. The obligations of Buyer to consummate the Closing are further subject to the satisfaction of the following conditions, any one or more of which may be waived by Buyer at or prior to the Closing:

(a) Representations and Warranties of Seller. The representations and warranties of Seller set forth in ARTICLE IV shall be true and correct as of the Closing Date (or if such representations and warranties expressly relate to a specific date, such representations and warranties shall be true and correct as of such date), except to the extent such failure of the representations and warranties to be true and correct have not had, in the aggregate, a Material Adverse Effect.

(b) Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

(c) Closing Certificate of Seller. Buyer shall have received a certificate executed and delivered by an executive officer of Seller, dated as of the Closing Date, stating therein that the conditions set forth in Sections 8.02(a) and 8.02(b) have been satisfied.

(d) Closing Deliveries. Buyer shall have received from Seller each of the deliveries set forth in Section 3.02(a).

Section 8.03 Additional Conditions to Obligations of Seller. The obligations of Seller to consummate the Closing are further subject to the satisfaction of the following conditions, any one or more of which may be waived by Seller at or prior to the Closing:

(a) Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in ARTICLE V shall be true and correct as of the Closing Date (or if such representations and warranties expressly relate to a specific date, such representations and warranties shall be true and correct as of such date), except to the extent such failure of the representations and warranties to be true and correct have not had, in the aggregate, a Material Adverse Effect.

(b) Performance of Obligations of Buyer. Buyer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

(c) Closing Certificate of Buyer. Seller shall have received a certificate executed and delivered by an executive officer of Buyer, dated as of the Closing Date, stating therein that the conditions set forth in Sections 8.03(a) and 8.03(b) have been satisfied.

(d) Closing Deliveries. Seller shall have received from Buyer each of the deliveries set forth in Section 3.02(b).

ARTICLE IX

INDEMNIFICATION

Section 9.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect, until and any claim hereunder must be brought before, the date that is twelve (12) months from the Closing Date. None of the covenants or other agreements contained in this Agreement shall survive the Closing Date other than those which by their terms contemplate performance after the Closing Date, and each such surviving covenant and agreement shall survive the Closing for the period contemplated by its terms. Notwithstanding the foregoing or anything else to the contrary, if any claim or proceeding is to be made or brought by an indemnitee within the applicable time period set forth above in this Section 9.01, such claim, and the representation, warranty and/or covenant alleged to have been breached in such claim or proceeding, and all indemnification obligations of the Parties with respect thereto, shall survive until the final resolution of such claim by settlement, arbitration, litigation or otherwise. Any claims, actions or suits that either Seller, on the one hand, or Buyer, on the other hand, may have against the other that arise from fraud or intentional misrepresentation on the part of such other Party in connection with this Agreement or the transactions contemplated hereunder, shall continue in full force and effect without limitation.

Section 9.02 Indemnification

(a) By Seller. Seller shall hold harmless and indemnify Buyer and all of Buyer’s stockholders, Affiliates, officers, directors, employees, agents, representatives, successors and assigns (each a “Buyer Indemnitee”) from and against any and all Losses resulting from:

(i) any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement;

(ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement or the Transaction Documents;

(iii) any Excluded Liabilities or Excluded Assets; or

(iv) any claim by any person for payment of any fees or expenses incurred by Seller in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby.

(b) By Buyer. Buyer shall hold harmless and indemnify Seller and all of Seller’s stockholders, Affiliates, officers, directors, employees, agents, representatives, successors and assigns (each a “Seller Indemnitee”) from and against any and all Losses resulting from:

(i) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement; or

(ii) or any claim by any person for payment of any fees or expenses incurred by Buyer in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby.

Section 9.03 Certain Limitations. The party making a claim under this ARTICLE IX is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this ARTICLE IX is referred to as the “Indemnifying Party”. The indemnification provided for in Section 9.02 shall be subject to the following limitations:

(a) Other than with respect to the representation and warranties contained in Section 4.01 (Organization), Section 4.02 (Authority), Section 4.03(a) and (b) (No Conflicts), Section 4.08 (Title; Condition), Section 4.20 (Taxes), Section 4.22 (No Brokers), Section 5.01 (Organization), Section 5.02 (Authority), Section 5.03(a) and (b) (No Conflicts), Section 5.08 (Buyer SEC Reports) and Section 5.18 (No Brokers) (collectively, the “Fundamental Matters”), or common law fraud or intentional misrepresentation, the Indemnifying Party shall not be liable to the Indemnified Party for indemnification under Section 9.02(a) until the aggregate amount of all Losses thereunder exceeds $25,000, in which event the Indemnifying Party shall be required to pay or be liable for Losses in excess thereof

(b) Other than with respect to the Fundamental Matters, or common law fraud or intentional misrepresentation, the aggregate amount of all Losses for which an Indemnifying Party shall be liable pursuant to Section 9.02(a) shall not exceed $100,000; provided, however, that the aggregate amount of all Losses for which an Indemnifying Party shall be liable pursuant to Section 9.02(a) with respect to the Fundamental Matters and/or pursuant to Sections 9.02 shall not exceed $9,104,855.

(c) Payments by an Indemnifying Party pursuant to Section 9.02 in respect of any Loss shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment actually received by the Indemnified Party in respect of such Loss, in each case net of income Taxes payable upon the receipt of such insurance proceeds or other payment.

(d) In no event shall any Indemnifying Party be liable to any Indemnified Party for any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value or any damages based on any type of multiple (other than any such damages that are components of damages awarded to any third party for any claim for which such Indemnified Party is entitled to indemnification hereunder).

(e) Neither Seller nor Buyer shall not be liable under this ARTICLE IX for any Losses based upon or arising out of any inaccuracy in or breach of any of the representations or warranties of the other party contained in this Agreement if such other party had Knowledge of such inaccuracy or breach prior to the Closing.

Section 9.04 Notice of Loss; Third Party Claims.

(a) An Indemnified Party shall give the Indemnifying Party written notice of any matter that an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises.

(b) If an Indemnified Party receives notice of any Action, audit, demand or assessment (each, a “Third Party Claim”) against it or which may give rise to a claim for a Loss under this Article IX, within 30 days of the receipt of such notice, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent that the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article IX. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice reasonably satisfactory to the Indemnified Party if it gives notice of its intention to do so to the Indemnified Party within ten days of the receipt of notice from the Indemnified Party of such Third Party Claim; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party’s counsel (which may include in-house counsel) for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the sole cost and expense of the Indemnifying Party. In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. Notwithstanding anything in this Section 9.04 to the contrary, neither the Indemnifying Party nor the Indemnified Party shall, without the prior written consent of the other party, settle or compromise any Third Party Claim or permit a default or consent to entry of any judgment unless the claimant (or claimants) and such party provide to such other party an unqualified release from all Liability in respect of the Third Party Claim. Notwithstanding anything in this Section 9.04 to the contrary, the Indemnifying Party shall not be entitled to undertake the defense of a Third Party Claim if such Third Party Claim relates to or arises in connection with (x) any criminal Action or (y) any Action primarily seeking equitable or remedial relief or (z) any Action that is asserted directly by or on behalf of a Person that is a customer of the Business.

Section 9.05 Exclusive Remedies. Subject to Section 11.11, the Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, except for the right to specifically enforce the provisions of this Agreement as provided herein, shall be pursuant to the indemnification provisions set forth in this ARTICLE IX. In furtherance of the foregoing, each Party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other Party and its Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this ARTICLE IX. Notwithstanding the foregoing, this Section 9.04 shall not apply in the case of claims under common law fraud or intentional misrepresentation. Nothing in this Section 9.04 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled pursuant to Section 11.11.

Section 9.06 Distributions.

(a) In the event that (a) the Seller shall not have objected to the amount claimed by a Buyer Indemnified Party for indemnification with respect to any Loss set forth in a notice provided in accordance with Section 9.04(a) or (b) the Seller shall have delivered notice of a disagreement as to the amount of any indemnification requested by a Buyer Indemnified Party and either (i) the Seller and such Buyer Indemnified Party shall have, subsequent to the giving of such notice, mutually agreed that the Seller is obligated to indemnify such Buyer Indemnified Party for a specified amount or (ii) a final nonappealable judgment shall have been rendered by the court having jurisdiction over the matters relating to such claim by such Buyer Indemnified Party for indemnification from the Seller, the Seller shall return to the Buyer Purchase Shares, or if such shares are subsequently converted into Common Stock, then shares of Common Stock, the value of which shall be deemed to be the greater of (i) $9,104.89 per Purchase Share (such amount being assigned to the number of shares of Common Stock such Purchase share is subsequently converted into) and (ii) (if the Purchase Shares have been converted into Common Stock) the average volume weighted average price of the Common Stock for the thirty day period prior to the final resolution of the applicable indemnification or other claim.

(b) In the event that (a) the Buyer shall not have objected to the amount claimed by a Seller Indemnified Party for indemnification with respect to any Loss set forth in a notice provided in accordance with Section 9.04(a) or (b) the Buyer shall have delivered notice of a disagreement as to the amount of any indemnification requested by a Seller Indemnified Party and either (i) the Buyer and such Seller Indemnified Party shall have, subsequent to the giving of such notice, mutually agreed that the Buyer is obligated to indemnify such Seller Indemnified Party for a specified amount or (ii) a final nonappealable judgment shall have been rendered by the court having jurisdiction over the matters relating to such claim by such Seller Indemnified Party for indemnification from the Buyer, the Buyer shall issue to the Seller additional shares of Series D-1 Preferred Stock, or if such shares have all been subsequently converted into Common Stock, then shares of Common Stock, the value of which shall be deemed to be the greater of (i) $9,104.89 per Purchase Share (such amount being assigned to the number of shares of Common Stock such Purchase share is subsequently converted into) and (ii) (if the Purchase Shares have been converted into Common Stock) the average volume weighted average price of the Common Stock for the thirty day period prior to the final resolution of the applicable indemnification or other claim.

Section 9.07 Tax Treatment. Seller and Buyer agree that all payments made by either of them to or for the benefit of the other under this Article 7, under other indemnity provisions of this Agreement and for any misrepresentations or breaches of warranties or covenants shall be treated as adjustments to the Consideration for Tax purposes and that such treatment shall govern for purposes hereof except to the extent that the Laws of a relevant jurisdiction provide otherwise, in which case such payments shall be made in an amount sufficient to indemnify the Indemnified Party on an after-Tax basis.

ARTICLE X

TERMINATION

Section 10.01 Termination. This Agreement may be terminated at any time prior to the Closing, as follows:

(a) by the mutual written consent of Buyer and Seller;

(b) by either Buyer or Seller, by written notice to the other, if the consummation of the Closing shall not have occurred on or before May 31, 2020 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 10.01(b) shall not be available to any Party whose failure to comply with any provision of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

(c) by Seller, if Seller is not then in material breach of any term of this Agreement, upon written notice to Buyer if there occurs a breach of any representation, warranty or covenant of Buyer contained in this Agreement, and which breach, in the absence of a cure, would cause either of the closing conditions set forth in Sections 8.03(a) or 8.03(b) to not be satisfied prior to the Termination Date; provided, however, that such breach is either not capable of being cured or has not been cured within thirty (30) days after the giving of notice thereof by Seller to Buyer; or

(d) by Buyer, if Buyer is not then in material breach of any term of this Agreement, upon written notice to Seller if there occurs a breach of any representation, warranty or covenant of Seller contained in this Agreement, and which breach, in the absence of a cure, would cause either of the closing conditions set forth in Sections 8.02(a) or 8.02(b) to not be satisfied prior to the Termination Date; provided, however, that such breach is not capable of being cured or has not been cured within thirty (30) days after the giving of notice thereof by Buyer to Seller.

Section 10.02 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 10.01, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of Buyer or Seller or any of their respective directors, officers, employees, partners, managers, members or stockholders, and all rights and obligations of any party hereto shall cease, except that the provisions contained in Section 6.02, this ARTICLE X and ARTICLE XI all survive the termination of this Agreement. Nothing in this Section 10.02 shall be deemed to release any Party from any liability for any actual fraud in connection with such Party’s performance of its obligations under this Agreement or willful and material breach by such party of the terms and provisions of this Agreement prior to such termination, and in the event of any such actual fraud or breach the Parties hereto shall be entitled to exercise any and all remedies available under law or equity, but only to the extent expressly provided in Section 11.11 hereof.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 11.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient (so long, in the case of electronic mail, as a receipt of such electronic mail is requested and received and provided that an “automated email response,” including any form of “out-of-office” or similar response, shall not be deemed receipt); or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 11.02):

If to Seller:	Avant Diagnostics, Inc. 1050 30th Street NW, Suite 107 Washington, DC 20007 E-mail: mruxin@avantdiagnostics.com Attention: Michael Ruxin, M.D., Chief Executive Officer

with a copy to:	Sheppard, Mullin, Richter & Hampton LLP 30 Rockefeller Plaza, 39th Floor New York, NY 10112 E-mail: scohen@sheppardmullin.com Attention: Stephen Cohen

If to Buyer:	OncBioMune Pharmaceuticals Inc. 11441 Industriplex Blvd., Suite 190 Baton Rouge, LA 70809 Attention: Chief Executive Officer

with a copy to:	K&L Gates LLP 200 S. Biscayne Blvd., Suite 3900 Miami, FL 33134 E-mail: clayton.parker@klgates.com Attention: Clayton Parker

Section 11.03 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole; (d) unless the context otherwise requires, references herein: (i) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder; (e) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and words denoting either gender shall include both genders as the context requires and where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; (f) references to “written” or “in writing” include in electronic form; (g) the word “party” shall, unless the context otherwise requires, be construed to mean a party to this Agreement and any reference to a party to this Agreement or any other agreement or document contemplated hereby shall include such party’s successors and permitted assigns; (h) although the same or similar subject matters may be addressed in different provisions of this Agreement, the Parties intend that, except as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content); (i) the doctrine of election of remedies shall not apply in constructing or interpreting the remedies provisions of this Agreement or the equitable power of a court considering this Agreement or the transactions contemplated hereby; (j) any reference to “days” shall mean calendar days unless Business Days are expressly specified; provided, that if any action is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 11.04 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 11.05 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 11.06 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter with the exception of the Confidentiality Agreement. In the event of any inconsistency between the statements in the body of this Agreement and those in the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 11.07 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Buyer may assign all or any portion of this Agreement, including the right to purchase any and all Purchased Assets, to one or more Affiliates of Buyer without the consent of Seller, provided, that Buyer may assign all of its rights under this Agreement to its lender (or any agents therefor) for collateral security purposes, which shall be deemed to include any further assignment or transfer that may occur due to a foreclosure or other remedy under such loan documents. No assignment shall relieve the assigning Party of any of its obligations hereunder.

Section 11.08 No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (other than Indemnified Parties pursuant to ARTICLE IX).

Section 11.09 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by either Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by a Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 11.10 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEVADA IN EACH CASE LOCATED IN THE STATE OF NEVADA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.10(c).

Section 11.11 Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 11.12 Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (including, without limitation, DocuSign) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

AVANT DIAGNOSTICS, INC.

By:	/s/ Michael Ruxin
Name:	Michael Ruxin, M.D.
Title:	President & CEO

ONCBIOMUNE PHARMACEUTICALS, INC.

By:	/s/ Andrew Kucharchuk
Name:	Andrew Kucharchuk
Title:	President & CEO

Annex B

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

OncBioMune Pharmaceuticals, Inc.

Entity or Nevada Business Identification Number (NVID): E0120782005-6

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 50.2%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ____

Jurisdiction of formation: ____

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution

☐ The purpose of the entity has been amended. ☐ Merger

☐ The authorized shares have been amended. ☐ Conversion

☐ Other: (specify changes) ____

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Information is set forth in space provided below. (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer — Title X ____________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

ARTICLE 1 - NAME of the Articles of Incorporation is amended to read as follows:
The name of the Corporation is Theralink Technologies, Inc.
The first paragraph of ARTICLE 4 - CAPITAL STOCK of the Articles of Incorporation is amended to read as follows: The aggregate number of shares that the Corporation will have the authority to issue is 12,000,026,667 shares of which 12,000,000,000 shares will be common stock having a par value of $0.0001 per share (the "Common Stock") and 26,667 shares will be preferred stock having a par value of $0.0001 per share (the "Preferred Stock").

This form must be accompanied by appropriate fees.
Page 2 of 2
Revised: 1/1/2019

Annex C

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019 and 2018

F-1

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of:

OncBiomune Pharmaceuticals, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of OncBiomune Pharmaceuticals Inc. and Subsidiaries (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows, for each of the two years in the period ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2019 and 2018, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has a net loss and cash used in operations of $9,402,244 and $1,171,131, respectively, in 2019, has a loss from operations of $1,768,569 in 2019 and has a working capital deficit, stockholders’ deficit and accumulated deficit of $15,969,504, $15,937,452 and $26,589,908, respectively, at December 31, 2019. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s Plan in regards to these matters is also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Salberg & Company, P.A.

SALBERG & COMPANY, P.A.
We have served as the Company’s auditor since 2017.
Boca Raton, Florida
March 25, 2020

2295 NW Corporate Blvd., Suite 240 ● Boca Raton, FL 33431

Phone: (561) 995-8270 ● Toll Free: (866) CPA-8500 ● Fax: (561) 995-1920

www.salbergco.com ● info@salbergco.com

Member National Association of Certified Valuation Analysts ● Registered with the PCAOB

Member CPAConnect with Affiliated Offices Worldwide ● Member Center for Public Company Audit Firms

F-2

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2019	2018

ASSETS
CURRENT ASSETS:
Cash	$21,489	$201
Prepaid expenses and other current assets	40,664	215,681

Total Current Assets	62,153	215,882

OTHER ASSETS:
Property and equipment, net	1,966	4,304
Right-of-use asset, net	23,686	-
Security deposit	6,400	6,400

Total Assets	$94,205	$226,586

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Convertible debt, net	$2,915,297	$1,434,252
Notes payable	538,875	538,875
Accounts payable	620,042	550,296
Accrued liabilities	1,554,473	884,035
Lease payable - current	23,686	-
Derivative liabilities	9,320,052	3,364,032
Due to related parties	372,685	315,466
Liabilities of discontinued operations	686,547	686,547

Total Current Liabilities	16,031,657	7,773,503

Total Liabilities	16,031,657	7,773,503

Commitments and contingencies (Note 9)

STOCKHOLDERS’ DEFICIT:
Preferred stock: $0.0001 par value; 26,667 authorized;
Series A Preferred stock: $0.0001 par value; 1,333 shares authorized; 1,333 issued and outstanding at December 31, 2019 and 2018	-	-
Series B Preferred stock: $0.0001 par value; 10,523 shares authorized; 3,856 and 10,523 issued and outstanding at December 31, 2019 and 2018, respectively	-	1
Common stock: $0.0001 par value, 6,666,667 shares authorized; 835,215 and 330,216 issued and outstanding at December 31, 2019 and 2018, respectively	84	33
Common stock issuable: 22,828 commons stock issuable as of December 31, 2019 and 2018	2	2
Additional paid-in capital	10,652,370	9,640,711
Accumulated deficit	(26,589,908)	(17,187,664)

Total Stockholders’ Deficit	(15,937,452)	(7,546,917)

Total Liabilities and Stockholders’ Deficit	$94,205	$226,586

See accompanying notes to the consolidated financial statements.

F-3

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Year Ended
	December 31,
	2019	2018

REVENUES	$-	$-

OPERATING EXPENSES:
Professional fees	566,216	594,611
Compensation expense	846,240	804,527
Research and development expense	166,720	204,562
General and administrative expenses	189,393	174,273

Total Operating Expenses	1,768,569	1,777,973

LOSS FROM OPERATIONS	(1,768,569)	(1,777,973)

OTHER INCOME (EXPENSE):
Interest expense	(1,795,398)	(2,130,838)
Derivative (expense) income	(5,760,902)	8,229,168
(Loss) gain on debt extinguishment	(77,375)	2,114,335
Gain (loss) on foreign currency transactions	-	33,633

Total Other Income (Expense)	(7,633,675)	8,246,298

NET INCOME (LOSS)	$(9,402,244)	$6,468,325

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(9,402,244)	$6,468,325

Other comprehensive gain (loss):
Unrealized foreign currency translation gain (loss)	-	(25,184)

Comprehensive income (loss)	$(9,402,244)	$6,443,141

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$(19.00)	$20.66
Diluted	$(19.00)	$9.09

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	494,843	311,811
Diluted	494,843	708,704

See accompanying notes to the consolidated financial statements.

F-4

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Common Stock Issuable		Additional	Accumulated	Accumulated other	Total
	# of Shares	Amount	# of Shares	Amount	# of Shares	Amount	# of Shares	Amount	Paid-in Capital	Accumulated Deficit	comprehensive gain	Stockholders’ (Deficit)

Balance at December 31, 2017	1,333	$-	10,523	$1	205,088	$21	22,028	$2	$8,821,803	$(23,655,989)	$25,184	$(14,808,978)

Common stock issued for services	-	-	-	-	3,333	-	-	-	52,500	-	-	52,500

Accretion of stock options	-	-	-	-	-	-	-	-	276,918	-	-	276,918

Common stock issuable for cash and subscription receivable pursuant to subscription agreements	-	-	-	-	-	-	800	-	6,000	-	-	6,000

Common stock issued upon conversion of convertible debt and interest and settlement expense	-	-	-	-	78,175	8	-	-	483,494	-	-	483,502

Common stock issued upon cashless warrant exercise	-	-	-	-	43,620	4	-	-	(4)	-	-	-

Net income	-	-	-	-	-	-	-	-	-	6,468,325	-	6,468,325

Foreign currency translation adjustment	-	-	-	-	-	-	-	-	-	-	(25,184)	(25,184)

Balance at December 31, 2018	1,333	$-	10,523	$1	330,216	$33	22,828	$2	$9,640,711	$(17,187,664)	$-	$(7,546,917)

Redemption of Series B Preferred	-	-	(6,667)	(1)	-	-	-	-	(499)	-	-	(500)

Accretion of stock options	-	-	-	-	-	-	-	-	140,697	-	-	140,697

Common stock issued, at fair value, upon conversion of convertible debt and interest	-	-	-	-	508,999	51	-	-	871,461	-	-	871,512

Net loss	-	-	-	-	-	-	-	-	-	(9,402,244)	-	(9,402,244)

Balance at December 31, 2019	1,333	$-	3,856	$-	839,215	$84	22,828	$2	$10,652,370	$(26,589,908)	$-	$(15,937,452)

See accompanying notes to the consolidated financial statements.

F-5

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Years Ended
	December 31
	2019	2018

CASH FLOWS USED IN OPERATING ACTIVITIES
Net income (loss)	$(9,402,244)	$6,468,325
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,338	2,338
Stock-based compensation	140,697	329,418
Amortization of debt discount	1,434,148	1,465,057
Derivative expense (income)	5,760,902	(8,229,168)
Loss (gain) on debt extinguishment	77,375	(2,360,146)
Non-cash default interest on debt	(179,989)	94,286
Gain on foreign currency transactions	-	(25,184)
Change in operating assets and liabilities:
Prepaid expenses and other current assets	175,017	(202,995)
Accounts payable	69,746	172,069
Liabilities of discontinued operations	-	(8,449)
Accrued liabilities and other liabilities	750,879	615,043

NET CASH USED IN OPERATING ACTIVITIES	(1,171,131)	(1,679,406)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from related party advances, net	57,219	53,882
Proceeds from convertible debt, net of cost	1,135,700	2,034,143
Repayment of convertible debt	-	(415,849)
Redemption of Series B Preferred	(500)	-
Proceeds from sale of common stock and subscription receivable	-	6,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,192,419	1,678,176

NET INCREASE (DECREASE) IN CASH	21,288	(1,230)

CASH, beginning of the period	201	1,431

CASH, end of the period	$21,489	$201

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$6,023	$243,885
Income taxes	$-	$-

Non-cash investing and financing activities:
Issuance of common stock for convertible debt and interest	$436,781	$427,612
Increase in debt discount and derivative liabilities	$552,473	$2,039,143
Debt issue cost	$260,340	$-
Non-cash amortization of right-of-use asset	$35,530	$-

See accompanying notes to the consolidated financial statements.

F-6

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

Organization

OncBioMune Pharmaceuticals, Inc. (the “Company”) is a clinical-stage biopharmaceutical company engaged in the development of novel cancer immunotherapy products, with a proprietary vaccine technology that is designed to stimulate the immune system to attack its own cancer while not attacking the patient’s healthy cells. The Company has proprietary rights to an immunotherapy platform with an initial focus on prostate and breast cancers but that may be used to fight any solid tumor. The Company is also developing targeted therapies. Our mission is to improve overall patient condition through innovative bio-immunotherapy with proven treatment protocols, to lower deaths associated with cancer and to reduce the cost of cancer treatment. We believe our technology is safe, and utilizes clinically proven research methods of treatment to provide optimal likelihood of patient recovery.

On March 10, 2017 (the “Closing Date”), the Company completed the acquisition of 100% of the issued and outstanding capital stock of Vitel Laboratorios, S.A. de C.V., a Mexican variable stock corporation (“Vitel”) from its shareholders Manuel Cosme Odabachian and Carlos Fernando Alaman Volnie (collectively, the “Vitel Stockholders”) pursuant to the terms and conditions of a Contribution Agreement to the Property of Trust F/2868 entered into among the Company and the Vitel Stockholders on the Closing Date (the “Contribution Agreement”). The Company acquired Vitel for the purpose of commercializing the Company’s ProscaVax™ vaccine technology and cancer technologies in Mexico, Central and Latin America and to utilize Vitel’s distribution network and customer and industry relationships.

On December 29, 2017, the Board of Directors of the Company determined to sell or otherwise dispose of its interest in Vitel and OncBioMune México due to disputes with the original Vitel Stockholders and resulting loss of operational control of the assets and operations of Vitel and OncBioMune Mexico. Accordingly, Vitel and OncBioMune México were treated as a discontinued operation through December 31, 2017 and were deconsolidated effective January 1, 2018 (see Note 3). The Company expects to terminate the Contribution Agreement and Trust Agreement during 2020.

On April 3, 2019, the Company filed an amendment to its Articles of Incorporation to increase its authorized common stock from 500,000,000 shares to 1,500,000,000 shares (see Note 9). The Company’s 1,520,000,000 authorized shares consisted of 1,500,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.0001 per share.

On August 6, 2019, the Company filed an amendment to its Articles of Incorporation to increase its authorized common stock from 1,500,000,000 shares to 5,000,000,000 shares (see Note 9). The Company’s 5,020,000,000 authorized shares consist of 5,000,000,000 shares of common stock at $0.0001 per share par value, and 20,000,000 shares of preferred stock at $0.0001 per share par value.

On August 28, 2019, the Company filed an amendment to its Articles of Incorporation to implement a reverse stock split of the Company’s issued and outstanding shares of common and preferred stock at a ratio of 1-for-750 (the “Reverse Stock Split”), which became effective on September 12, 2019. In addition, the Company amended the articles to reduce the Company’s authorized shares to; (i) 6,666,667 shares of common stock and; (ii) 26,667 shares of preferred stock, including 1,333 shares of Series A Preferred and 10,523 shares of Series B Preferred. The Reverse Stock Split did not have any effect on the stated par value of the common and preferred stock. All share and per share amounts in the accompanying historical consolidated financial statements have been retroactively adjusted to reflect the Reverse Stock Split (see Note 9).

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and principals of consolidation

The Company’s consolidated financial statements include the financial statements of OncBioMune Pharmaceuticals, Inc. and its wholly-owned subsidiaries, OncBioMune, Inc. for all periods presented. Vitel and Oncbiomune México, S.A. De C.V. (from March 10, 2017 to December 31, 2017) were treated as a discontinued operation through December 31, 2017 and were deconsolidated effective January 1, 2018 (see Note 3). All significant intercompany accounts and transactions have been eliminated in consolidation.

F-7

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Going concern

The consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As reflected in our accompanying consolidated financial statements, the Company had net income (loss) of $(9,402,244) and $6,468,325 for the years ended December 31, 2019 and 2018, respectively, however the net income in 2018 resulted primarily from the change in fair value of derivative liabilities. The net loss from operations were $1,768,569 and $1,777,973 for the years ended December 31, 2019 and 2018, respectively. The net cash used in operations were $1,171,131 and $1,679,406 for the years ended December 31, 2019 and 2018, respectively. Additionally, the Company had an accumulated deficit of $26,589,908 and $17,187,664, at December 31, 2019 and 2018, respectively, had a stockholders’ deficit of $15,937,452 at December 31, 2019, had a working capital deficit of $15,969,504 at December 31, 2019. The Company had no revenues from continuing operations for the years ended December 31, 2019 and 2018, and we defaulted on our debt. Management believes that these matters raise substantial doubt about the Company’s ability to continue as a going concern for twelve months from the issuance date of this report.

Management cannot provide assurance that we will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that our capital resources are not currently adequate to continue operating and maintaining its business strategy for a period of twelve months from the issuance date of this report. The Company will seek to raise capital through additional debt and/or equity financings to fund its operations in the future and is seeking potential candidates for a merger or acquisition.

Although the Company has historically raised capital from sales of equity and from the issuance of promissory notes, there is no assurance that it will be able to continue to do so. If the Company is unable to raise additional capital or secure additional lending in the near future, management expects that the Company will need to curtail or cease operations. These consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates during the years ended December 31, 2019 and 2018 include the valuation of liabilities of discontinued operations, useful life of property and equipment, valuation of operating lease right-of-use (“ROU”) assets and liabilities, assumptions used in assessing impairment of long-term assets, estimates of current and deferred income taxes and deferred tax valuation allowances, the fair value of non-cash equity transactions and the valuation of derivative liabilities.

Concentrations

Generally, the Company relies on one vendor as a single source of raw materials to produce certain components of its cancer treatment products. Any production shortfall that impairs the supply of the antigen in ProscaVax™ to the Company could have a material adverse effect on the Company’s business, financial condition and results of operations. If the Company is unable to obtain a sufficient quantity of antigen, there could be a substantial delay in successfully developing a second source supplier.

Fair value of financial instruments and fair value measurements

FASB ASC 820 - Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FASB ASC 820 requires disclosures about the fair value of all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about the fair value of financial instruments are based on pertinent information available to the Company on December 31, 2019. Accordingly, the estimates presented in these financial statements are not necessarily indicative of the amounts that could be realized on disposition of the financial instruments. FASB ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement).

The three levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2—Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3—Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

F-8

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The carrying amounts reported in the consolidated balance sheets for cash, due from and to related parties, prepaid expenses, accounts payable and accrued liabilities approximate their fair market value based on the short-term maturity of these instruments.

Assets or liabilities measured at fair value or a recurring basis included embedded conversion options in convertible debt and included warrants (see Note 6 and Note 9) and were as follows at December 31, 2019 and 2018:

	At December 31, 2019			At December 31, 2018
Description	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Derivative liabilities	—	—	9,320,052	—	—	3,364,032

A roll forward of the level 3 valuation financial instruments is as follows:

	For the Year Ended December 31,
	2019	2018
Balance at beginning of year	$3,364,032	$11,966,760
Initial valuation of derivative liabilities included in debt discount	552,473	2,039,143
Initial valuation of derivative liabilities included in derivative income (expense)	22,546	1,811,617
Reclassification of derivative liabilities to gain (loss) on debt extinguishment upon conversion of debt	(357,355)	(422,835)
Reclassification of derivative liabilities to gain (loss) on debt extinguishment upon cashless exercise of warrants	—	(666,756)
Reclassification of derivative liabilities to gain (loss) on debt extinguishment for debt settlement	—	(1,323,111)
Change in fair value included in derivative income (expense)	5,738,356	(10,040,786)
Balance at end of year	$9,320,052	$3,364,032

ASC 825-10 “Financial Instruments”, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding instruments.

Cash and cash equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the purchase date and money market accounts to be cash equivalents. At December 31, 2019 and 2018, the Company did not have any cash equivalents.

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. There were no balances in excess of FDIC insured levels as of December 31, 2019 and 2018. The Company has not experienced any losses in such accounts through December 31, 2019.

Property and equipment

Property are stated at cost and are depreciated using the straight-line method over their estimated useful lives, which range from three to five years. Leasehold improvements are depreciated over the shorter of the useful life or lease term including scheduled renewal terms. Maintenance and repairs are charged to expense as incurred. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. The Company examines the possibility of decreases in the value of these assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

F-9

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Impairment of long-lived assets

In accordance with ASC Topic 360, the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. For the years ended December 31, 2019 and 2018, the Company did not record any impairment loss.

Derivative liabilities

The Company has certain financial instruments that are embedded derivatives associated with capital raises and certain warrants. The Company evaluates all its financial instruments to determine if those contracts or any potential embedded components of those contracts qualify as derivatives to be separately accounted for in accordance with ASC 815-10 – Derivative and Hedging – Contract in Entity’s Own Equity. This accounting treatment requires that the carrying amount of any derivatives be recorded at fair value at issuance and marked-to-market at each balance sheet date. In the event that the fair value is recorded as a liability, as is the case with the Company, the change in the fair value during the period is recorded as either other income or expense. Upon conversion, exercise or repayment, the respective derivative liability is marked to fair value at the conversion, repayment or exercise date and then the related fair value amount is reclassified to other income or expense as part of gain or loss on debt extinguishment.

In July 2017, FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features. These amendments simplify the accounting for certain financial instruments with down-round features. The amendments require companies to disregard the down-round feature when assessing whether the instrument is indexed to its own stock, for purposes of determining liability or equity classification. The guidance was adopted as of January 1, 2019 and the Company elected to record the effect of this adoption retrospectively to outstanding financial instruments with a down round feature by means of a cumulative-effect adjustment to the consolidated balance sheet as of the beginning of 2019, the period which the amendment is effective. The Company adopted ASU No. 2017-11 in the first quarter of 2019, and the adoption did not have any impact on its consolidated financial statement and there was no cumulative effect adjustment.

Revenue recognition

In May 2014, FASB issued an update Accounting Standards Update, ASU 2014-09, establishing ASC 606 - Revenue from Contracts with Customers. ASU 2014-09, as amended by subsequent ASUs on the topic, establishes a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most of the existing revenue recognition guidance. This standard, which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2017, requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services and also requires certain additional disclosures. The Company adopted this standard on January 1, 2018 using the modified retrospective approach, which requires applying the new standard to all existing contracts not yet completed as of the effective date and recording a cumulative-effect adjustment to retained earnings as of the beginning of the fiscal year of adoption. Based on an evaluation of the impact ASU 2014-09 will have on the Company’s sources of revenue, the Company has concluded that ASU 2014-09 did not have any impact on the process for, timing of, and presentation and disclosure of revenue recognition from customers and there was no cumulative effect adjustment. The Company does not have revenues from continuing operations for the years ended December 31, 2019 and 2018.

Stock-based compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.

Through March 31, 2018, pursuant to ASC 505-50 - Equity-Based Payments to Non-Employees, all share-based payments to non-employees, including grants of stock options, were recognized in the consolidated financial statements as compensation expense over the service period of the consulting arrangement or until performance conditions are expected to be met. Using a Black Scholes valuation model, the Company periodically reassessed the fair value of non-employee options until service conditions are met, which generally aligns with the vesting period of the options, and the Company adjusts the expense recognized in the consolidated financial statements accordingly. In June 2018, the FASB issued ASU No. 2018-07, Improvements to Nonemployee Share-Based Payment Accounting, which simplifies several aspects of the accounting for nonemployee share-based payment transactions by expanding the scope of the stock-based compensation guidance in ASC 718 to include share-based payment transactions for acquiring goods and services from non-employees. ASU No. 2018-07 is effective for annual periods beginning after December 15, 2018, including interim periods within those annual periods. Early adoption is permitted, but entities may not adopt prior to adopting the new revenue recognition guidance in ASC 606. The Company early adopted ASU No. 2018-07 in the second quarter of 2018, and the adoption did not have any impact on its consolidated financial statements.

F-10

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Income taxes

The Company accounts for income tax using the liability method prescribed by ASC 740 - Income Taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of ASC 740 “Income Taxes”. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. As of December 31, 2019, and 2018, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. The Company recognizes interest and penalties related to uncertain income tax positions in other expense. However, no such interest and penalties were recorded as of December 31, 2019.

Research and development

Research and development costs incurred in the development of the Company’s products are expensed as incurred. For the years ended December 31, 2019 and 2018, research and development costs were $166,720 and $204,562, respectively, and are included in operating expenses on the accompanying consolidated statements of operations.

Basic and diluted loss per share

Pursuant to ASC 260-10-45, basic loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding for the periods presented. Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period. Potentially dilutive common shares consist of common stock issuable for stock options and warrants (using the treasury stock method), convertible notes and common stock issuable. These common stock equivalents may be dilutive in the future. The following potentially dilutive equity securities outstanding as of December 31, 2019 and 2018 were not included in the computation of dilutive loss per common share because the effect would have been anti-dilutive:

	December 31,
	2019	2018
Stock warrants	73.443.404	190,913
Convertible debt	59,751,203	—
Stock options	41,600	29,600
Series A preferred stock	1,333	—
Series B preferred stock	3,856	—
	133,241,396	220,513

F-11

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The following table presents a reconciliation of basic and diluted net loss per share:

	Years Ended December 31,
	2019	2018
Income (loss) per common share — basic:
Net income (loss)	$(9,402,244)	$6,468,325
Weighted average common shares outstanding — basic	494,843	311,811

Net income (loss) per common share — basic:	$(19.00)	$20.66

Income (loss) per common share — diluted:
Income (loss) from continuing operations	$(9,402,244)	$6,468,325
Add: interest on debt	1,795,398	2,130,838
Less: derivative income and debt settlement income	5,838,277	(10,343,503)
Less: gain on foreign currency transactions	—	(33,633)
Numerator for loss from continuing operations per common share — diluted	(1,768,569)	(1,777,973)

Weighted average common shares outstanding — basic	494,843	311,811
Effect of dilutive securities:
Preferred shares	—	11,857
Warrants	—	61,293
Convertible notes payable	—	323,743
Weighted average common shares outstanding – diluted	494,843	708,704

Net loss per common share — diluted:	$(19.00)	$9.09

Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests.

Leases

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, Leases (Topic 842). The updated guidance requires lessees to recognize lease assets and lease liabilities for most operating leases. In addition, the updated guidance requires that lessors separate lease and non-lease components in a contract in accordance with the new revenue guidance in ASC 606. The updated guidance is effective for interim and annual periods beginning after December 15, 2018.

On January 1, 2019, the Company adopted ASU No. 2016-02, applying the package of practical expedients to leases that commenced before the effective date whereby the Company elected to not reassess the following: (i) whether any expired or existing contracts contain leases and; (ii) initial direct costs for any existing leases. For contracts entered into on or after the effective date, at the inception of a contract the Company assessed whether the contract is, or contains, a lease. The Company’s assessment is based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether we obtain the right to substantially all the economic benefit from the use of the asset throughout the period, and (3) whether it has the right to direct the use of the asset. The Company will allocate the consideration in the contract to each lease component based on its relative stand-alone price to determine the lease payments. The Company has elected not to recognize right-of-use (“ROU”) assets and lease liabilities for short-term leases that have a term of 12 months or less.

F-12

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Operating lease ROU assets represents the right to use the leased asset for the lease term and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As most leases do not provide an implicit rate, the Company use an incremental borrowing rate based on the information available at the adoption date in determining the present value of future payments. Lease expense for minimum lease payments is amortized on a straight-line basis over the lease term and is included in general and administrative expenses in the consolidated statements of operations.

Recent accounting pronouncements

In August 2018, the FASB issued ASU 2018-13—Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement, to modify the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement, based on the concepts in the Concepts Statement, including the consideration of costs and benefits. The amendments in this Update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company does not believe this will have any material impact on the Company’s consolidated financial statements.

Removals. The following disclosure requirements were removed from Topic 820:

1.	The amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy

2.	The policy for timing of transfers between levels

3.	The valuation processes for Level 3 fair value measurements

4.	For nonpublic entities, the changes in unrealized gains and losses for the period included in earnings for recurring Level 3 fair value measurements held at the end of the reporting period.

Modifications. The following disclosure requirements were modified in Topic 820:

1.	In lieu of a roll forward for Level 3 fair value measurements, a nonpublic entity is required to disclose transfers into and out of Level 3 of the fair value hierarchy and purchases and issues of Level 3 assets and liabilities.

2.	For investments in certain entities that calculate net asset value, an entity is required to disclose the timing of liquidation of an investee’s assets and the date when restrictions from redemption might lapse only if the investee has communicated the timing to the entity or announced the timing publicly.

3.	The amendments clarify that the measurement uncertainty disclosure is to communicate information about the uncertainty in measurement as of the reporting date.

Additions. The following disclosure requirements were added to Topic 820; however, the disclosures are not required for nonpublic entities:

1.	The changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period.

2.	The range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements. For certain unobservable inputs, an entity may disclose other quantitative information (such as the median or arithmetic average) in lieu of the weighted average if the entity determines that other quantitative information would be a more reasonable and rational method to reflect the distribution of unobservable inputs used to develop Level 3 fair value measurements.

In addition, the amendments eliminate at a minimum from the phrase an entity shall disclose at a minimum to promote the appropriate exercise of discretion by entities when considering fair value measurement disclosures and to clarify that materiality is an appropriate consideration of entities and their auditors when evaluating disclosure requirements. The Company is evaluating the impact of the revised guidance and believes that it will not have a significant impact on its consolidated financial statements.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying unaudited consolidated financial statements.

F-13

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

NOTE 3 – ACQUISITION, DISCONTINUATION OF OPERATIONS AND DECONSOLIDATION OF VITEL AND ONCBIOMUNE MEXICO

Acquisition of Vitel

In connection with a business acquisition in 2017, the Company issued 81,544 unregistered shares of its common stock and 6,667 shares of Series B preferred stock which primarily gives the holder voting rights. The acquired company was deconsolidated on January 1, 2018 (see below).

On February 20, 2019, pursuant to the Certificate of Designation, the Company exercised its right to redeem all of the 6,667 shares of the Series B Preferred outstanding held by to Banco Actinver, S.A., in its capacity as Trustee of a Trust Agreement for the benefit of Mr. Cosme and Mr. Alaman equal to the stated value. The total redemption price equaled $500 which was equal to $0.075 per share of Series B Preferred (see Note 9 “Series B Preferred Shares”).

Discontinuation of Operations and Deconsolidation of Vitel

On December 29, 2017, the Board of Directors of the Company determined to sell or otherwise dispose of its interest in Vitel and OncBioMune Mexico due to disputes with the original Vitel Stockholders and resulting loss of operational control of the assets and operations of Vitel and OncBioMune Mexico. Accordingly, Vitel and OncBioMune Mexico are now treated as a discontinued operation for all periods presented in accordance with ASC 205-20. At December 31, 2018 and after deconsolidation, the Company has recorded the liabilities of these subsidiaries that existed at December 31, 2017 as a contingent liability and therefore reflected liabilities of discontinued operation of $686,547 on the accompanying consolidated balance sheet, which consist of accounts payable balances incurred through December 31, 2017.

Pursuant to ASC Topic 205-20, Presentation of Financial Statements - Discontinued Operations, the business of the OncBioMune Mexico and Vitel are now considered discontinued operations because of management’s decision of December 29, 2017.

The assets and liabilities classified as discontinued operations in the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 is set forth below.

	December 31,
	2019	2018
Assets:
Current assets:
Cash	$—	$—
Total current assets	—	—
Total assets	$—	$—
Liabilities:
Current liabilities:
Accounts payable	$686,547	$692,592
Due to related parties	—	432
Payroll liabilities	—	1,972
Total current liabilities	686,547	694,996
Total liabilities	$686,547	$694,996

NOTE 4 — PROPERTY AND EQUIPMENT

At December 31, 2019 and 2018, property and equipment consisted of the following:

	Useful Life	2019	2018
Leasehold improvements	5 Years	$10,976	$10,976
Furniture and equipment	5 Years	13,715	13,715
		24,691	24,691
Less: accumulated depreciation		(22,725)	(20,387)
Property and equipment, net		$1,966	$4,304

For the years ended December 31, 2019 and 2018, depreciation and amortization expense amounted to $2,338 and $2,338, respectively.

F-14

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

NOTE 5 – OPERATING LEASE RIGHT-OF-USE (“ROU”) ASSETS AND OPERATING LEASE LIABILITIES

In September 2015, the Company entered into a lease agreement for its corporate facility in Baton Rouge, Louisiana. The lease is for a period of 60 months commencing in September 2015 and expiring in August 2020. Pursuant to the lease agreement, the lease requires the Company to initially pay a monthly base rent of $3,067 plus a pro rata share of operating expenses beginning September 2015 and shall increase, beginning September 2018, to a monthly base rent of $3,200 plus a pro rata share of operating expenses.

In adopting ASC Topic 842, Leases (Topic 842), the Company has elected the ‘package of practical expedients’, which permit it not to reassess under the new standard its prior conclusions about lease identification, lease classification and initial direct costs (see Note 2). In addition, the Company elected not to apply ASC Topic 842 to arrangements with lease terms of 12 month or less. On January 1, 2019, upon adoption of ASC Topic 842, the Company recorded right-of-use assets and lease liabilities of $59,216.

For the year ended December 31, 2019, lease costs amounted to $49,137 which included base lease costs of $38,400 and common area and other expenses of $10,737, all of which were expensed during the period and included in general and administrative expenses on the accompanying consolidated statements of operations.

The significant assumption used to determine the present value of the lease liability was a discount rate of 10% which was based on the Company’s estimated incremental borrowing rate.

Right-of-use asset (“ROU”) is summarized below:

December 31, 2019
Operating office lease	$59,216
Less accumulated reduction	(35,530)
Balance of ROU asset as of December 31, 2019	$23,686

Operating lease liability related to the ROU asset is summarized below:

December 31, 2019
Operating office lease	$59,216
Total lease liabilities	59,216
Reduction of lease liability	(35,530)
Total as of December 31, 2019	23,686

Future base lease payments under the non-cancelable operating lease at December 31, 2019 are as follows:

Period ending	Amount
August 31, 2020	25,600
Total minimum non-cancelable operating lease payments	25,600
Less: discount to fair value	(1,914)
Total lease liability at December 31, 2019	$23,686

F-15

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

NOTE 6 – CONVERTIBLE DEBT

November 2016 Financing

On November 23, 2016, the Company entered into Amended and Restated Securities Purchase Agreements (the “Amended and Restated Securities Purchase Agreements”) with three institutional investors (the “Purchasers”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Amended and Restated Securities Purchase Agreements, the Company issued upon closing to the Purchasers for an aggregate subscription amount of $350,000, (i) 14.29% Original Issue Discount 10% Senior Secured Convertible Notes (the “November 2016 Notes”) and (ii) warrants (the “Warrants”) to purchase aggregate of 3,111 shares of the Company’s common stock at an initial exercise price of $131.25 (subject to adjustments under certain conditions as defined in the Warrants) (see below for reduction of warrant exercise price) which are exercisable for a period of five years from November 23, 2016. The aggregate principal amount of the November 2016 Notes was $350,000 and the Company received $300,000 after giving effect to the original issue discount of $50,000. The November 2016 Notes bore interest at a rate equal to 10% per annum (which interest rate increased to 24% per annum upon the occurrence of an Event of Default (as defined in the November 2016 Notes)), had a maturity date of July 23, 2017 and were convertible (principal, and interest) at any time after the issuance date into shares of the Company’s common stock at an initial conversion price equal to $112.50 per share (subject to adjustment as provided in the Note) (see below for reduction for reduction of conversion price), provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the November 2016 Notes were convertible and the November 2016 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). Due to non-payment of the November 2016 Notes, an event of default occurred and accordingly, the November 2016 Notes and Warrants are convertible and exercisable based on the default terms.

On May 23, 2017, in connection with the November 2016 Notes, the Company entered into forbearance agreements (the “Forbearance Agreements”) with the Purchases whereby the Purchasers waived any event of default, as defined in the November 2016 Notes. The Company failed to make a payment on May 23, 2017 to each of the Holders as required pursuant to the November 2016 Notes which resulted in an event of default under such Notes. As of result of the event of default, the aggregate amount owing under the November 2016 Notes as of May 23, 2017 was increased to $509,135 with such amount including a mandatory default amount of $141,299 and accrued interest of $17,836 resulting in debt settlement expense of $141,299 which was recorded in May 2017. The Forbearance Agreements also provide for the Holders to forbear their right to demand an immediate cash payment of the principal amount due plus accrued interest as a result of the Company’s failure to satisfy its payment obligations to the Holder on May 23, 2017 so long as the Company complies with its other obligations under the November 2016 Notes and the other transaction documents. The Forbearance Agreements did not waive the default interest rate of 24%. In consideration therefore, and as currently set forth in the November 2016 Notes, the Holders shall be entitled to convert such notes from time to time at their discretion in accordance with the terms of the November 2016 Notes and the November 2016 Notes shall not be subject to repayment unless agreed to by the Holder of such Note. In connection with the Forbearance Agreements, in May 2017, the Company increased the principal balance of the November 2016 Notes by $159,135, reduced accrued interest payable by $17,836, and recorded debt settlement expense of $141,299. In 2017, the Company also increased the principal amount of these notes by $42,327 and charged this to interest expense for other default charges and other expenses.

In 2017, the Purchasers converted $369,423 and $32,878 of outstanding principal and interest, respectively, of the November 2016 Notes into 11,150 shares of common stock.

In 2018, the Purchasers fully converted the remaining outstanding principal and interest of $139,712 and $21,869, respectively, of the November 2016 Notes into 17,372 shares of the Company’s common stock. The November 2016 Notes had no outstanding balance as of December 31, 2018.

The November 2016 Notes and related Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the November 2016 Notes shall be convertible and the November 2016 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). Subsequent to the date of these November 2016 Notes, the Company sold stock at a share price of $56.25 per share then $37.50 per share and then $7.50 per share. Accordingly, pursuant to these ratchet provisions, the conversion price on the November 2016 Notes were lowered to $37.50 per share then to $22.50 per share and then to $4.50 per share and the exercise price of the November 2016 Warrants was lowered to $4.50. Additionally, the total number of November 2016 Warrants were increased on a full ratchet basis from 3,111 warrants to 42,346 warrants, an increase of 39,235 warrants (see Note 9). In September 2017, the Company issued 12,729 shares of its common stock upon the cashless exercise of 12,099 of these warrants (see Note 9). As of December 31, 2019, there were 30,247 warrants outstanding under the November 2016 Warrants.

F-16

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

June 2017 Financing

On June 2, 2017, the Company entered into a Securities Purchase Agreement (the “Second Securities Purchase Agreement”) with the Purchasers for the sale of the Company’s convertible notes and warrants. Pursuant to the terms provided for in the Second Securities Purchase Agreement, the Company issued the Purchasers for an aggregate subscription amount of $233,345: (i) 14.29% Original Issue Discount 10% Senior Secured Convertible Notes (the “June 2017 Notes”); and (ii) warrants (the “June 2017 Warrants”) to purchase an aggregate of 2,074 shares of the Company’s common stock at an initial exercise price of $131.25 (subject to adjustments under certain conditions as defined in the June 2017 Warrants) and exercisable for five years after the issuance date.

The aggregate principal amount of the June 2017 Notes was $233,345 and the Company received $190,000 after giving effect to the original issue discount of $33,345 and $10,000 of offering costs. The June 2017 Notes bear interest at a rate equal to 10% per annum (which interest rate is increased to 24% per annum upon the occurrence of an Event of Default (as defined in the June 2017 Notes)), have a maturity date of February 2, 2018 and are convertible (principal and interest) at any time after the issuance date, into shares of the Company’s common stock at an initial conversion price equal to $112.50 per share (subject to adjustment as provided in the June 2017 Notes), provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the June 2017 Notes shall be convertible and the June 2017 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). The June 2017 Notes are currently in default. The June 2017 Notes provide for two amortization payments on the six-month, seven-month and eight-month anniversary of the issue date with each amortization payment being one third of the total outstanding principal and interest. If the six-month amortization payment is made in cash then the payment is an amount equal to 120% of the applicable amortization payment and if the seven-month or the eight-month amortization payments are made in cash then the payment is an amount equal to 125% of the applicable amortization payment. The June 2017 Notes may be prepaid at any time until the 180th day following the Original Issue Date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest during the period from the Original Issue Date through the three months following the Original Issue Date, and (ii) 120% of outstanding principal balance of the June 2017 Notes and accrued and unpaid interest during months four through six following the Original Issue Date. In order to prepay the June 2017 Notes, the Company shall provide 20 Trading Days prior written notice to the Holder, during which time the Holder may convert the June 2017 Notes in whole or in part at the Conversion Price. During the nine months ended June 30, 2018, the Company also increased the principal amount of these notes by $2,268 for other default charges and other expenses. In 2018, the Purchasers converted $118,786 and $7,036 outstanding principal and interest, respectively, of the June 2017 Notes into 19,819 shares of the Company’s common stock. In addition, pursuant a securities purchase agreement dated September 24, 2018, the Company purchased back from one Purchaser, a June 2017 Note with $37,814 and $4,534 of outstanding principal and interest, respectively, (see-Puritan Settlement Agreement below). During the year ended December 31, 2019, the Purchasers converted $77,782, $13,593 and $36,134 outstanding principal, interest and default interest, respectively, of the June 2017 Notes into 32,180 shares of the Company’s common stock. As of December 31, 2019, the June 2017 Notes had outstanding principal and accrued interest of $1,495 and $0, respectively.

The June 2017 Notes and related June 2017 Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the June 2017 Notes shall be convertible and the June 2017 Warrants shall be exercisable at Default Conversion Price as defined above. Subsequent to the date of these June 2017 Notes, the Company sold stock at a share price of $37.50 per share and then $7.50 per share. Accordingly, pursuant to these ratchet provisions, the conversion price of the notes were lowered to $4.50 per shares and the exercise price of the June 2017 Warrants were lowered to $4.50 per share and the total number of June 2017 Warrants were increased on a full ratchet basis from 2,074 warrants to 60,497 warrants, an increase of 58,423 warrants (see Note 9). In 2018, the Company issued 11,332 shares of its common stock upon the cashless exercise of 12,099 of the June 2017 Warrants and 8,066 of these warrants were purchased back from the lender (see-Puritan Settlement Agreement below). As of December 31, 2019, there were 40,331 warrants outstanding under the June 2017 Warrants.

F-17

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

July 2017 Financing

On July 26, 2017, the Company entered into a Securities Purchase Agreement (the “Third Securities Purchase Agreement”) with the Purchasers for the sale of the Company’s convertible notes and warrants. Pursuant to the terms provided for in the Third Securities Purchase Agreement, the Company issued to the Purchasers for an aggregate subscription amount of $300,000: (i) 10% Original Issue Discount 5% Senior Secured Convertible Notes in the aggregate principal amount of $333,883 (the “July 2017 Notes”); and (ii) warrants (the “July 2017 Warrants”) to purchase an aggregate of 6,359 shares of the Company’s common stock at an exercise price of $75.00 per share (subject to adjustments under certain conditions as defined in the Warrants). The July 2017 Notes were issued on July 26, 2017. The July 2017 Notes bear interest at a rate equal to 5% per annum (which interest rate is increased to 24% per annum upon the occurrence of an Event of Default (as defined in the July 2017 Notes)), have a maturity date of March 25, 2018 and are convertible (principal, and interest) at any time after the issuance date into shares of the Company’s common stock at a conversion price equal to $52.50 per share (subject to adjustment as provided in the July 2017 Notes), provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the July 2017 Notes shall be convertible and the July 2017 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). The July 2017 Notes are currently in default. The July 2017 Notes provide for three amortization payments on the six-month, seven-month and eight-month anniversary of the issue date with each amortization payment being one third of the total outstanding principal and interest. If the six-month amortization payment is made in cash then the payment is an amount equal to 110% of the applicable amortization payment and if the seven-month or the eight-month amortization payments are made in cash then the payment is an amount equal to 115% of the applicable amortization payment. The July 2017 Notes may be prepaid at any time until the 210th day following the Original Issue Date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest during the period from the Original Issue Date through the three months following the Original Issue Date, and (ii) 120% of outstanding principal balance of the July 2017 Notes and accrued and unpaid interest during months four through seven following the Original Issue Date. In order to prepay the July 2017 Notes, the Company shall provide 20 Trading Days prior written notice to the Purchaser, during which time the Purchaser may convert the July 2017 Notes in whole or in part at the Conversion Price. During the year ended December 31, 2018, the Purchasers converted $111,295, $11,414 and $47,028 of outstanding principal, accrued interest and default interest, respectively, of the July 2017 Notes into 31,053 shares of common stock. In addition, pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, a July 2017 Note with $155,812 and $38,395 of outstanding principal and interest, respectively (see-Puritan Settlement Agreement below).

On June 5, 2018, the original purchaser of the July 2017 Notes entered into an Assignment Agreement (“First Note Assignment”) with the assignee (“First Assignee”) for the sale of a portion of the July 2017 Notes (“First Assigned Note”) with outstanding principal of $111,295 and accrued interest of $29,180. In connection with the First Note Assignment, a default interest in the amount of $53,733 was charged, which was included in the sale price and updated principal of the First Assigned Note totaling $194,208.

On October 16, 2018, the First Assignee, in turn entered into an Assignment Agreement (“Second Note Assignment”) with another assignee (“Second Assignee”) for the sale of the First Assigned Note with outstanding principal of $194,208 and accrued interest of $3,204. In connection with the Second Note Assignment, a prepayment premium of $49,353 was charged which was included in the sale price and updated principal of $246,765. In 2018, the Purchasers converted $17,500 of the outstanding principal of the new Note (“Second Assigned Note”), into 4,818 shares of common stock.

During the quarter ended September 30, 2019, the default interest charged on June 2018 of $53,733 and prepayment premium charged on October 2018 of $49,535, an aggregate penalty of $103,268, was contested by the Company and the penalties related to these note assignments were removed from the outstanding principal balance of the Second Assigned Note. In addition, certain amounts of the accrued liabilities had been previously included in the principal balance of $32,384 was reversed and a new accrued interest based in the agreed upon principal balance was accrued which totaled $30,612. During the year ended December 31, 2019, the Purchaser converted $65,140 of outstanding principal, of the Second Assigned Note, into 106,622 shares of common stock. As of December 31, 2019, the Second Assigned Note (July 2017 Notes) had an outstanding principal balance of $28,655 and accrued interest of $32,372.

The July 2017 Notes and related Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the July 2017 Notes shall be convertible and the July 2017 Warrants shall be exercisable at the Default Conversion Price as define above. Subsequent to the date of these July 2017 Notes, the Company sold stock at a share price of $37.50 per share and then at $7.50 per share. Accordingly, pursuant to these ratchet provisions, the conversion price of the July 2017 Notes was lowered to $4.50 per share and the exercise price of the July 2017 Warrants was lowered to $4.50 per share and the total number of July 2017 Warrants was increased on a full ratchet basis from 6,359 warrants to 105,994 warrants, an increase of 99,635 warrants (see Note 9). In 2018, the Company issued 32,289 shares of its common stock upon the cashless exercise of 35,332 of these warrants. As of December 31, 2019, there were 70,662 warrants outstanding under the July 2017 Warrants.

F-18

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

January 2018 Financing

On January 29, 2018, the Company entered into a Securities Purchase Agreement (the “Fourth Securities Purchase Agreement”) with the Purchasers for the sale of the Company’s convertible notes and warrants. Pursuant to the terms provided for in the Fourth Securities Purchase Agreement, the Company issued to the Purchasers for an aggregate subscription amount of $333,333: (i) 10% Original Issue Discount 5% Senior Secured Convertible Notes in the aggregate principal amount of $333,333 (the “January 2018 Notes”); and (ii) 5 year warrants (the “January 2018 Warrants”) to purchase an aggregate of 11,111 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the Warrants). The closing under the Fourth Securities Purchase Agreement occurred on January 29, 2018. The aggregate principal amount of the January 2018 Notes is $333,333 and the Company received $295,000 after giving effect to the original issue discount of $33,333 and offering costs of $5,000. These January 2018 Notes bear interest at a rate equal to 5% per annum (which interest rate is increased to 18% per annum upon the occurrence of an Event of Default (as defined in the January 2018 Notes)), have a maturity date of September 29, 2018 and are convertible (principal, and interest) at any time after the issuance date into shares of the Company’s common stock at a conversion price equal to $22.50 per share (subject to adjustment as provided in the January 2018 Notes), provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the January 2018 Notes shall be convertible and the January 2018 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). The January 2018 Notes are currently in default. The January 2018 Notes provide for three amortization payments on the six-month, seven-month and eight-month anniversary of the original issue date with each amortization payment being one third of the total outstanding principal and interest. If the six-month amortization payment is made in cash, then the payment is an amount equal to 110% of the applicable amortization payment and if the seven-month or the eight-month amortization payments are made in cash then the payment is an amount equal to 115% of the applicable amortization payment. The January 2018 Notes may be prepaid at any time until the 180th day following the Original Issue Date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest during the period from the Original Issue Date through the five months following the Original Issue Date, and (ii) 120% of outstanding principal balance of the January 2018 Notes and accrued and unpaid interest during the six month following the Original Issue Date. In order to prepay the January 2018 Notes, the Company shall provide 20 Trading Days prior written notice to the Purchaser, during which time the Purchaser may convert the January 2018 Notes in whole or in part at the Conversion Price. Pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, a January 2018 Note with $111,111 and $98,031 outstanding principal and interest, respectively (see-Puritan Settlement Agreement below). During year ended December 31, 2019, the Purchasers converted $8,945 of outstanding principal into 47,119 shares of the Company’s common stock. As of December 31, 2019, the January 2018 Notes had outstanding principal and accrued interest of $213,277 and $67,185, respectively.

The January 2018 Notes and related Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the January 2018 Notes shall be convertible and the January 2018 Warrants shall be exercisable at the Default Conversion Price as defined above. The total number of January 2018 Warrants were increased on a full ratchet basis from 11,111 warrants to 4,367,376, an aggregate increase of 4,356,265 warrants (see Note 9). Pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, warrants to purchase 10,078 (post anti-dilution) of the Company’s common stock (see-Puritan Settlement Agreement below). As of December 31, 2019, there were 4,357,298 warrants outstanding under the January 2018 Warrants.

F-19

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

March 2018 Financing

On March 13, 2018, the Company entered into a Securities Purchase Agreement (the “Fifth Securities Purchase Agreement”) securities with the Purchasers for the sale of the Company’s convertible notes and warrants. Pursuant to the terms provided for in the Fifth Purchase Agreement, the Company issued for an aggregate subscription amount of $333,333: (i) 10% Original Issue Discount 5% Senior Secured Convertible Notes in the aggregate principal amount of $333,333 (the “March 2018 Notes”) and (ii) warrants (the “March 2018 Warrants”) to purchase an aggregate of 16,667 shares of the Company’s common stock at an exercise price of $30.00 per share. The aggregate principal amount of the March 2018 Notes is $333,333 and as of the date the Company received $61,000 after giving effect to the original issue discount of $33,333 and offering costs of $10,000 which are treated as a debt discount, the payment of legal and accounting fees of $29,000 not related to March 2018 Notes and the funding of an escrow account held by an escrow agent of $200,000. The March 2018 Notes bear interest at a rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the March 2018 Notes)), have a maturity date of November 13, 2018 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the March 2018 Notes); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the March 2018 Notes shall be convertible and the March 2018 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). The March 2018 Notes are currently in default. The March 2018 Notes provide for amortization payments on each of the six-month anniversary of the issue date, seven-month anniversary of the issue date and on the maturity date with each amortization payment being one third of the total outstanding principal and all interest accrued as of the payment date. If the six-month amortization payment is made in cash then the Company shall pay the holder 110% of the applicable amortization payment and if the seven-month or the maturity date amortization payments are made in cash then the Company shall pay the holder 115% of the applicable amortization payment. The holder may elect at its option to receive the amortization payments in common stock subject to certain equity conditions. The March 2018 Notes may be prepaid at any time until the 180th day following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest through the five month anniversary of the issue date, and (ii) 120% of outstanding principal balance of the Notes and accrued and unpaid interest from the fifth month anniversary of the issue date through the six month anniversary of the issue date. In order to prepay the March 2018 Notes, the Company shall provide 20 trading days prior written notice to the holders, during which time a holder may convert its March 2018 Notes in whole or in part at the conversion price. Pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, a convertible note with $111,111 and $97,383 outstanding principal and accrued interest, respectively (see-Puritan Settlement Agreement below). During the year ended December 31, 2019, the Purchasers converted $69,444 and $612 outstanding principal and accrued interest, respectively, of the March 2017 Notes into 21,779 shares of the Company’s common stock. As December 31, 2019, the March 2018 Notes had outstanding principal and accrued interest of $152,778 and $46,463, respectively.

The March 2018 Notes and related March 2018 Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the March 2018 Notes shall be convertible and shall be exercisable at the Default Conversion Price as defined above. Pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, warrants to purchase 15,117 (post anti-dilution) of the Company’s common stock (see-Puritan Settlement Agreement below). The total number of March 2018 Warrants was increased, during the year ended December 31, 2019, on a full ratchet basis from 16,667 warrants to 6,551,066, an aggregate increase of 6,534,399 warrants. As of December 31, 2019, there were 6,535,948 warrants outstanding under the March 2018 Warrants (see Note 9).

F-20

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

July 2018 Financing

On July 25, 2018, the Company entered into a securities purchase agreement (the “Sixth Securities Purchase Agreement”) with an institutional investor for the sale of a convertible note in the aggregate principal amount of $150,000 (the “July 2018 Note”). The July 2018 Note bears interest at 8% per year and matures on July 24, 2019. The July 2018 Note is convertible into common stock at a 25% discount to the average of the closing prices of the common stock for the prior five trading days including the date upon which a notice of conversion is received by the Company or its transfer agent. The holder will not have the right to convert any portion of its note if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to its conversion. The July 2018 Note may be prepaid at the Company’s option at a 105% premium between 30 days and 180 days after issuance, and at a 110% premium between 180 days after issuance and the maturity date. Upon certain events defined in the note as “sale events”, the holder may demand repayment of the note for 125% of the principal plus accrued but unpaid interest. The note also includes certain penalties upon the occurrence of an event of default, including an increase in the principal and reduction in the conversion rate, as further described in the July 2018 Note. The Company agreed to use its best efforts to file a proxy statement and take all necessary corporate actions in order to obtain shareholder approval to increase its authorized shares of common stock or effect a reverse split to allow for reserving sufficient shares of common stock to allow for full conversion of the July 2018 Note. As of December 31, 2019, the July 2018 Note is in default, and accruing interest at 24% and had outstanding principal and accrued interest of $150,000 and $26,342, respectively.

September 2018 Financing

On September 24, 2018, the Company entered into a securities purchase agreement (the “Seventh Purchase Agreement” and together with the Amended and Restated Purchase Agreements and the Second, Third, Fourth, Fifth and Sixth Purchase Agreement, the “Securities Purchase Agreements”) with four accredited investors (the “Seventh Round Purchasers” and together with the Purchasers, the “Note Purchasers”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Seventh Purchase Agreement, the Company issued to the Seventh Round Purchasers for an aggregate subscription amount of $1,361,111; (i) 10% Original Issue Discount 5% Senior Convertible Notes in the aggregate principal amount of $1,361,111 (the “September 2018 Notes”) and (ii) 5 year warrants (the “September 2018 Warrants”) to purchase an aggregate of 68,056 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the September 2018 Warrants). The Company received $1,181,643 in aggregate net proceeds from the sale, net of $136,111 original issue discount and $43,357 in legal fees. The September 2018 Notes bear interest at a rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the September 2018 Notes)), had a maturity date of May 24, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the September 2018 Notes); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the September 2018 Notes shall be convertible and the September 2018 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days (the “Default Conversion Price”). The September 2018 Notes are currently in default. The September 2018 Notes provide for amortization payments on each of the six-month anniversary of the issue date, seven-month anniversary of the issue date and on the maturity date with each amortization payment being one third of the total outstanding principal and all interest accrued as of the payment date. If the six-month amortization payment is made in cash then the Company shall pay the holder 110% of the applicable amortization payment and if the seven-month or the maturity date amortization payments are made in cash then the Company shall pay the holder 115% of the applicable amortization payment. The holder may elect at its option to receive the amortization payments in common stock subject to certain equity conditions. The Notes may be prepaid at any time until the 180th day following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the note and accrued and unpaid interest through the five month anniversary of the issue date, and (ii) 120% of outstanding principal balance of the notes and accrued and unpaid interest during month six following the original issuance date of the notes. In order to prepay the notes, the Company shall provide 20 trading days prior written notice to the holders, during which time a holder may convert its note in whole or in part at the conversion price. During the year ended December 31, 2019, the Purchasers converted $58,073 and $28,234 outstanding principal and accrued interest, respectively, of the September 2018 Notes into 39,934 shares of the Company’s common stock. As of December 31, 2019, the September 2018 Notes had outstanding principal and accrued interest of $1,303,038 and $149,283, respectively.

F-21

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The initial exercise price of the September 2018 Warrants is $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The September 2018 Warrants are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants. Accordingly, pursuant to the default provisions, the September 2018 Notes shall be convertible and the September 2018 Warrants shall be exercisable at the Default Conversion Price as defined above. The total number of September 2018 Warrants was increased, during the year ended December 31, 2019, on a full ratchet basis from 68,056 warrants to 40,032,680, an aggregate increase of 39,964,624 warrants (see Note 9). As of December 31, 2019, there were 40,032,680 warrants outstanding under the September 2018 Warrants.

November 2018 Financing

On November 13, 2018, the Company entered into a securities purchase agreement (the “Eighth Purchase Agreement”) with an institutional accredited investor (the “Eighth Round Purchaser”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Eighth Purchase Agreement, the Company issued to the Eighth Round Purchasers for an aggregate subscription amount of $127,778: (i) 10% Original Issue Discount 5% Senior Convertible Note in the aggregate principal amount of $127,778 (the “November 2018 Note”) and (ii) 5 year warrants (the “November 2018 Warrants”) to purchase an aggregate of 6,389 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the November 2018 Warrants). The Company received $112,500 in aggregate net proceeds from the sale, net of $12,778 Original Issue Discount and $2,500 of legal fees. The November 2018 Note bears interest at a rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the November 2018 Note)), has a maturity date of July 13, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the November 2018 Note); provided, however, that if an Event of Default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the November 2018 Note shall be convertible and the November 2018 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days (the “Default Conversion Price”). The November 2018 Note provides for amortization payments on each of the six-month anniversary of the issue date, seven-month anniversary of the issue date and on the maturity date with each amortization payment being one third of the total outstanding principal and all interest accrued as of the payment date. If the six-month amortization payment is made in cash then the Company shall pay the holder 110% of the applicable amortization payment and if the seven-month or the maturity date amortization payments are made in cash then the Company shall pay the holder 115% of the applicable amortization payment. The holder may elect at its option to receive the amortization payments in common stock subject to certain equity conditions. The Note may be prepaid at any time until the 180th day following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest through the five month anniversary of the issue date, and (ii) 120% of outstanding principal balance of the Note and accrued and unpaid interest during month six following the original issuance date of the notes. In order to prepay the notes, the Company shall provide 20 trading days prior written notice to the holders, during which time a holder may convert its note in whole or in part at the conversion price. As of December 31, 2019, the November 2018 Note is in default and had outstanding principal and accrued interest of $127,778 and $17,287, respectively.

The initial exercise price of the November 2018 Warrants was $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The November 2018 Warrants are exercisable for cash at any time and is exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrant in the two years after the issue date of the Warrants (“Dilutive Issuances”). Accordingly, pursuant to the default provisions, the November 2018 Warrant shall be exercisable at the Default Conversion Price as defined above. The total number of November 2018 Warrants was increased on a full ratchet basis from 6,389 warrants to 3,758,170, an aggregate increase of 3,751,781 warrants. As of December 31, 2019, there were 3,758,170 warrants outstanding under the November 2018 Warrants (see Note 9).

F-22

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

January 2019 Financing

On January 18, 2019, the Company entered into a securities purchase agreement (the “Ninth Securities Purchase Agreement”) with an institutional investor for the sale of a convertible note in the aggregate principal amount of $146,875 (the “January 2019 Note I”). The closing occurred on January 22, 2019, with the Company receiving net proceeds of $125,000, net of 12,500 OID and $9,375 of legal fees. The January 2019 Note I had an interest rate of 5% per annum and matures on January 18, 2020. During the first six months the January 2019 Note I may be converted, all or a portion, of the outstanding principal into shares of the Company’s common stock at a fixed conversion price of $15.00 per share. Starting on the six-month anniversary, the conversion price shall be equal to 60% of the lowest trading price of the common stock during the 20 prior trading days (including the day upon which a notice of conversion is received). The January 2019 Note I may not be converted to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates to exceed more than 9.9% of the Company’s issued and outstanding common stock. If the Company prepays the January 2019 Note I within 150 days of its issuance, the Company must pay the principal at a cash redemption premium of 115%, in addition to accrued interest; if such prepayment is made from the151st day to the 180th day after issuance, then such redemption premium is 120%, in addition to accrued interest. After the 180th day following the issuance of the January 2019 Note I, there shall be no further right of prepayment. During the year ended December 31, 2019, the Purchaser converted $61,955 and $1,852 of outstanding principal and accrued interest, respectively, into 256,262 shares of the Company’s common stock. As of December 31, 2019, the January 2019 Note I was in default and had outstanding principal and accrued interest of $84,920 and $8,257, respectively.

On January 18, 2019, the Company entered into a securities purchase agreement (the “Tenth Securities Purchase Agreement”) with an institutional investor for the sale of a convertible note in the aggregate principal amount of $88,125 (the “January 2019 Note II”). The closing occurred on January 29, 2019, with the Company receiving net proceeds of $75,000, net of $7,500 OID and $5,625 of legal fees. The January 2019 Note II had an interest rate of 5% per annum and matures on January 18, 2020. During the first six months the January 2019 Note II is in effect, the purchaser may convert all or a portion of the outstanding principal of the January 2019 Note II into shares of the Company’s common stock at a fixed conversion price of $15.00 per share. Starting on the six-month anniversary, the conversion price shall be equal to 60% of the lowest trading price of the common stock during the 20 prior trading days (including the day upon which a notice of conversion is received). The purchaser may not convert the January 2019 Note II to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. If the Company prepays the January 2019 Note II within 150 days of its issuance, the Company must pay the principal at a cash redemption premium of 115%, in addition to accrued interest; if such prepayment is made from the151st day to the 180th day after issuance, then such redemption premium is 120%, in addition to accrued interest. After the 180th day following the issuance of the January 2019 Note II, there shall be no further right of prepayment. During the year ended December 31, 2019, the Purchasers converted $15,000 and $16 outstanding principal and accrued interest, respectively, into 3,708 shares of the Company’s common stock. As of December 31, 2019, the January 2019 Note II was in default and had outstanding principal and accrued interest of $73,125 and $10,445, respectively.

March 2019 Financing

On March 25, 2019, the Company entered into a securities purchase agreement (the “Eleventh Purchase Agreement”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Eleventh Purchase Agreement, the Company issued to the Eleventh Round Purchaser for an aggregate subscription amount of $50,000: (i) 10% Original Issue Discount and 5% Senior Convertible Notes in the aggregate principal amount of $55,556 (the “March 2019 Note”) and (ii) 5 year warrants (the “March 2019 Warrants”) to purchase an aggregate of 2,778 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the March 2019 Warrants). The Company received $50,000 in net proceeds from the sale, net of $5,556 OID. The March 2019 Note bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the March 2019 Note)), shall mature on November 25, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the March 2019 Note); provided, however, that if an Event of Default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the March 2019 Note shall be convertible and the March 2019 Warrants shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the March 2019 Note to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The March 2019 Note may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the March 2019 Note and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the March 2019 Note and accrued and unpaid interest during month six following the original issue date. In order to prepay the March 2019 Note, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the March 2019 Note in whole or in part at the conversion price. As of December 31, 2019, the March 2019 Note was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $55,556 and $6,512, respectively.

F-23

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The initial exercise price of the March 2019 Warrants was $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The March 2019 Warrants are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). Accordingly, pursuant to the default provisions, the March 2019 Warrants shall be convertible shall be exercisable at the Default Conversion Price as defined above. The total number of March 2019 Warrants was increased, during the year ended December 31, 2019, on a full ratchet basis from 2,778 warrants to 1,633,987, an aggregate increase of 1,631,209 warrants. As of December 31, 2019, there were 1,633,987 warrants outstanding under the March 2019 Warrants (see Note 9).

April 2019 Financings

On April 1, 2019, the Company entered into a securities purchase agreement (the “Twelfth Purchase Agreement”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Twelfth Purchase Agreement, the Company issued to the Twelfth Round Purchaser a Note (“April 2019 Note I”) for a principal amount of $27,778 with 10% OID and 5 year warrants (the “April 2019 Warrants I”) to purchase an aggregate of 1,389 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the April 2019 Warrants I). The Company received net proceeds of $25,000, net of $2,778 OID. The April 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the April 2019 Note I)), shall mature on December 2, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the April 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the April 2019 Note I shall be convertible and the April 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the April 2019 Note I to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The April 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the April 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the April 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the April 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the April 2019 Note I in whole or in part at the conversion price. As of December 31, 2019, the April 2019 Note I was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $27,778 and $3,225, respectively.

The initial exercise price of the April 2019 Warrants I was $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The April 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the April 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of April 2019 Warrants I was increased on a full ratchet basis, during the year ended December 31, 2019, from 1,389 warrants to 816,994, an aggregate increase of 815,605 warrants. As of December 31, 2019, there were 816,994 warrants outstanding under the April 2019 Warrants I (see Note 9).

F-24

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

On April 29, 2019, the Company entered into a securities purchase agreement (the “Thirteenth Purchase Agreements”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Thirteenth Purchase Agreements, the Company issued to the Thirteenth Round Purchasers a note (the “April 2019 Notes II”) for an aggregate principal amount of $205,279 with 10% Original Issue Discount and five-year warrants (the “April 2019 Warrants II”) to purchase an aggregate of 10,264 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the April 2019 Warrants II). The Company received $185,450 in aggregate net proceeds from the sale, net of $19,829 OID. The April 2019 Notes II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the April 2019 Notes II)), shall mature on December 29, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the April 2019 Notes II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the April 2019 Notes II shall be convertible and the April 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the April 2019 Notes II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The April 2019 Notes II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the April 2019 Notes II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the April 2019 Notes II and accrued and unpaid interest during month six following the original issue date. In order to prepay the April 2019 Notes II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the April 2019 Notes II in whole or in part at the conversion price. As of December 31, 2019, the April 2019 Notes II were in default and had outstanding principal and accrued interest of $205,279 and $23,076, respectively.

The initial exercise price of the April 2019 Warrants II is $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The April 2019 Warrants II are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the April 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of April 2019 Warrants II was increased on a full ratchet basis, during the year ended December 31, 2019, from 10,264 warrants to 6,037,582, an aggregate increase of 6,027,318 warrants. As of December 31, 2019, there were 6,037,582 warrants outstanding under the April 2019 Warrants II (see Note 9).

May 2019 Financing

On May 29, 2019, the Company entered into a securities purchase agreement (the “Fourteenth Purchase Agreement”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Fourteenth Purchase Agreement, the Company issued to the Fourteenth Round Purchasers a note (the “May 2019 Notes”) for an aggregate principal of $10,000 with 10% OID and five-year warrants (the “May 2019 Warrants”) to purchase an aggregate of 500 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the May 2019 Warrants). The Company received $9,000 in aggregate net proceeds from the sale, net of $1,000 OID. The May 2019 Notes bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the May 2019 Notes)), shall mature on January 29, 2020 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the May 2019 Notes); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the May 2019 Notes shall be convertible and the May 2019 Warrants shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the May 2019 Notes to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The May 2019 Notes may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the May 2019 Notes and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the May 2019 Notes and accrued and unpaid interest during month six following the original issue date. In order to prepay the May 2019 Notes, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the May 2019 Notes in whole or in part at the conversion price. As of December 31, 2019, the May 2019 Notes were in default and had outstanding principal and accrued interest of $10,000 and $905, respectively.

F-25

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The initial exercise price of the May 2019 Warrants is $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The May 2019 Warrants are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the May 2019 Warrants shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of May 2019 Warrants was increased on a full ratchet basis, during the year ended December 31, 2019, from 500 warrants to 294,118, an aggregate increase of 293,618 warrants. As of December 31, 2019, there were 294,118 warrants outstanding under the May 2019 Warrants (see Note 9).

June 2019 Financing

On June 3, 2019, the Company entered into a securities purchase agreement (the “Fifteenth Purchase Agreement”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Fifteenth Purchase Agreement, the Company issued to the Fifteenth Round Purchasers a note (the “June 2019 Note I”) with an aggregate principal of $129,167 with 10% OID and five- year warrants (the “June 2019 Warrants I”) to purchase an aggregate of 6,458 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the June 2019 Warrants I). The Company received $116,250 in aggregate net proceeds from the sale, net of $12,917 OID. The June 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the June 2019 Note I)), shall mature on February 3, 2020 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the June 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the June 2019 Note I shall be convertible and the June 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the June 2019 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The June 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance and accrued and unpaid interest during month six following the original issue date. In order to prepay the June 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the June 2019 Note I in whole or in part at the conversion price. As of December 31, 2019, the June 2019 Note I was in default and had outstanding principal and accrued interest of $129,167 and $11,600, respectively.

The initial exercise price of the June 2019 Warrants I is $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The June 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the June 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of June 2019 Warrants I was increased, during the year ended December 31, 2019, on a full ratchet basis from 6,458 warrants to 3,799,020, an aggregate increase of 3,792,562 warrants. As of December 31, 2019, there were 3,799,020 warrants outstanding under the June 2019 Warrants I (see Note 9).

F-26

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

On June 26, 2019, the Company entered into a securities purchase agreement (the “Sixteenth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Sixteenth Purchase Agreement, the Company issued to the Sixteenth Round Purchaser a note (the “June 2019 Note II”) with a principal amount of $55,556 with 10% OID and five- year warrants (the “June 2019 Warrants II”) to purchase an aggregate of 5,556 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the June 2019 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,556 original issue discount. The June 2019 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the June 2019 Note II)), shall mature on February 26, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the June 2019 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the June 2019 Note II shall be convertible and the June 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the June 2019 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The June 2019 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the June 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the June 2019 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the June 2019 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the June 2019 Note II in whole or in part at the conversion price. As of December 31, 2019, the June 2019 Note II was in default and had outstanding principal and accrued interest of $55,556 and $4,815, respectively.

The initial exercise price of the June 2019 Warrants II is $15.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The June 2019 Warrants II are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the June 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of June 2019 Warrants II was increased, during the year ended December 31, 2019, on a full ratchet basis from 5,556 warrants to 1,633,987, an aggregate increase of 1,628,431 warrants. As of December 31, 2019, there were 1,633,987 warrants outstanding under the June 2019 Warrants II (see Note 9).

July 2019 Financing

On July 2, 2019, the Company closed a securities purchase agreement (the “Seventeenth Purchase Agreement”), dated June 26, 2019, for the sale of the Company’s convertible notes and warrants. Pursuant to the Seventeenth Purchase Agreement, the Company issued to the Seventeenth Round Purchaser a note (the “July 2019 Note I”) for a principal amount of $55,556 with 10% OID and five- year warrants (the “July 2019 Warrants I”) to purchase an aggregate of 5,556 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the July 2019 Warrants I). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,556 original issue discount. The July 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the July 2019 Note I)), shall mature on February 26, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the July 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the July 2019 Note I shall be convertible and the July 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the July 2019 Note I to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The July 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the July 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the July 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the July 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the July 2019 Note I in whole or in part at the conversion price. As of December 31, 2019, the July 2019 Note I was in default and had outstanding principal and accrued interest of $55,556 and $4,769, respectively.

F-27

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The initial exercise price of the July 2019 Warrants I is $15.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The July 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the July 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of July 2019 Warrants I was increased, during the year ended December 31, 2019, on a full ratchet basis from 5,556 warrants to 1,633,987, an aggregate increase of 1,628,431 warrants. As of December 31, 2019, there were 1,633,987 warrants outstanding under the July 2019 Warrants I (see Note 9).

On July 8, 2019, the Company closed a securities purchase agreement (the “Eighteenth Purchase Agreement”), dated June 26, 2019, for the sale of the Company’s convertible notes and warrants. Pursuant to the Eighteenth Purchase Agreement, the Company issued to the Eighteenth Round Purchaser a note (the “July 2019 Note II”) for principal amount of $55,556 with 10% OID and five-year warrants (the “July 2019 Warrants II”) to purchase an aggregate of 5,556 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the July 2019 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,556 original issue discount. The July 2019 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the July 2019 Note II)), shall mature on February 26, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the July 2019 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the July 2019 Note II shall be convertible and the July 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the July 2019 Note II to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The July 2019 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the July 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the July 2019 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the July 2019 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the July 2019 Note II in whole or in part at the conversion price. As of December 31, 2019, the July 2019 Note II was in default and had outstanding principal and accrued interest of $55,556 and $4,723, respectively.

The initial exercise price of the July 2019 Warrants II is $15.00 per share, subject to adjustment as described below and are exercisable for five years after the issuance date. The July 2019 Warrants II are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the July 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of July 2019 Warrants II was increased, during the year ended December 31, 2019, on a full ratchet basis from 5,556 warrants to 1,633,987, an aggregate increase of 1,628,431 warrants. As of December 31, 2019, there were 1,633,987 warrants outstanding under the July 2019 Warrants II (see Note 9).

August 2019 Financing

On August 19, 2019, the Company closed a securities purchase agreement (the “Nineteenth Purchase Agreement”), dated July 30, 2019, for the sale of the Company’s convertible notes and warrants. Pursuant to the Nineteenth Purchase Agreement, the Company issued to the Nineteenth Round Purchaser a note (the “August 2019 Note I”) for principal amount of $27,778 with 10% OID and five-year warrants (the “August 2019 Warrants I”) to purchase an aggregate of 2,778 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the August 2019 Warrants I). The Company received $25,000 in aggregate net proceeds from the sale, net of $2,778 original issue discount. The August 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the August 2019 Note I)), shall mature on March 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the August 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the August 2019 Note I shall be convertible and the August 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the August 2019 Note I to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The August 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the August 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the August 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the August 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the August 2019 Note I in whole or in part at the conversion price. As of December 31, 2019, the August 2019 Note I was in default and had outstanding principal and accrued interest of $27,778 and $510, respectively.

F-28

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The initial exercise price of the August 2019 Warrants I was $15.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The August 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the August 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants. As of December 31, 2019, there were 2,778 warrants outstanding under the August 2019 Warrants I (see Note 9).

On August 28, 2019, the Company entered into a securities purchase agreement (the “Twentieth Securities Purchase Agreement”) with an institutional investor for the sale of a convertible note in the aggregate principal amount of $29,700 (the “August 2019 Notes II”). The Company received net proceeds of $25,000, net of OID and legal fees of $4,700. The August 2019 Note II has an interest rate of 5% per annum and matures on August 27, 2020. During the first six months the August 2019 Note II may be converted, all or a portion, of the outstanding principal into shares of the Company’s common stock at a fixed conversion price of $7.50 per share. Starting on the six-month anniversary, the conversion price shall be equal to 60% of the lowest closing bid price of the common stock during the 20 prior trading days (including the day upon which a notice of conversion is received). The August 2019 Note II may not be converted to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates to exceed more than 9.9% of the Company’s issued and outstanding common stock. The August 2019 Note II can be prepaid during the first 180 days for a redemption price equal to 140% of the sum of the outstanding principal and accrued interest and shall forfeit the right of prepayment after the 180th day following the issuance date. As of December 31, 2019, the August 2019 Note II was in default and had outstanding principal and accrued interest of $29,700 and $509, respectively.

September 2019 Financing

On September 27, 2019, the Company closed a securities purchase agreement dated September 25, 2019 (the “Twenty-first Purchase Agreement”), for the sale of the Company’s convertible notes and warrants. Pursuant to the Twenty-first Purchase Agreement, the Company issued to the Twenty-first Round Purchaser a note (the “September 2019 Note”) for principal amount of $166,667 with 10% OID and five-year warrants (the “September 2019 Warrants”) to purchase an aggregate of 16,667 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the September 2019 Warrants). The Company received $150,000 in net proceeds, net of $16,667 OID. The September 2019 Note bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the September 2019 Note)), shall mature on May 27, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the September 2019 Note); provided, however, that if an Event of Default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the September 2019 Note shall be convertible and the September 2019 Warrants shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the September 2019 Note to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The September 2019 Note may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance and accrued and unpaid interest during month six following the original issue date. The Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the September 2019 Note in whole or in part at the conversion price. As of December 31, 2019, the September 2019 Note was in default and had outstanding principal and accrued interest of $166,667 and $2,100, respectively.

F-29

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The initial exercise price of the September 2019 Warrants is $15.00 per share, subject to adjustment as described below, and is exercisable for five years after the issuance date. The September 2019 Warrants is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the Warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants. In an Event of Default, pursuant to the default provision, the September 2019 Warrants shall be exercisable at the Default Conversion Price as defined above. As of December 31, 2019, there were 16,667 warrants outstanding under the September 2019 Warrants (see Note 9).

November 2019 Financing

On November 15, 2019, the Company entered into a securities purchase agreement (the “Twenty-second Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty-second Purchase Agreement, the Company issued to the Twenty-second Round Purchaser a note (the “November 2019 Note I”) with a principal amount of $55,500 with 10% OID and five- year warrants (the “November 2019 Warrants I”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the November 2019 Warrants I). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,500 original issue discount. The November 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the November 2019 Note I)), shall mature on August 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the November 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the November 2019 Note I shall be convertible and the November 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the November 2019 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The November 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the November 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the November 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the November 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the November 2019 Note I in whole or in part at the conversion price. As of December 31, 2019, the November 2019 Note I was in default and had outstanding principal and accrued interest of $55,500 and $350, respectively.

The initial exercise price of the November 2019 Warrants I is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The November 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the November 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). As of December 31, 2019, there were 277,500 warrants outstanding under the November 2019 Warrants I (see Note 9).

F-30

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

On November 15, 2019, the Company entered into a securities purchase agreement (the “Twenty-third Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- third Purchase Agreement, the Company issued to the Twenty- third Round Purchaser a note (the “November 2019 Note II”) with a principal amount of $55,500 with 10% OID and five- year warrants (the “November 2019 Warrants II”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the November 2019 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,500 original issue discount. The November 2019 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the November 2019 Note II)), shall mature on August 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the November 2019 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the November 2019 Note II shall be convertible and the November 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the November 2019 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The November 2019 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the November 2019 Note II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the November 2019 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the November 2019 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the November 2019 Note II in whole or in part at the conversion price. As of December 31, 2019, the November 2019 Note II was in default and had outstanding principal and accrued interest of $55,500 and $350, respectively.

The initial exercise price of the November 2019 Warrants II is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The November 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the November 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). As of December 31, 2019, there were 277,500 warrants outstanding under the November 2019 Warrants II (see Note 9).

December 2019 Financing

On December 23, 2019, the Company entered into a securities purchase agreement (the “Twenty-fourth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- fourth Purchase Agreement, the Company issued to the Twenty- fourth Round Purchaser a note (the “December 2019 Note I”) with a principal amount of $55,500 with 10% OID and five- year warrants (the “December 2019 Warrants I”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the December 2019 Warrants I). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,500 original issue discount. The December 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the December 2019 Note I)), shall mature on September 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the December 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the December 2019 Note I shall be convertible and the December 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the December 2019 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The December 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the December 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the December 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the December 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the December 2019 Note I in whole or in part at the conversion price. As of December 31, 2019, the December 2019 Note I was in default and had outstanding principal and accrued interest of $55,500 and $61, respectively.

F-31

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The initial exercise price of the December 2019 Warrants I is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The December 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the December 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). As of December 31, 2019, there were 277,500 warrants outstanding under the December 2019 Warrants I (see Note 9).

On December 23, 2019, the Company entered into a securities purchase agreement (the “Twenty-fifth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- fifth Purchase Agreement, the Company issued to the Twenty- fifth Round Purchaser a note (the “December 2019 Note II”) with a principal amount of $55,500 with 10% OID and five- year warrants (the “December 2019 Warrants II”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the December 2019 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,500 original issue discount. The December 2019 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the December 2019 Note II)), shall mature on September 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the December 2019 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the December 2019 Note II shall be convertible and the December 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the December 2019 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The December 2019 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the December 2019 Note II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the December 2019 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the December 2019 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the December 2019 Note II in whole or in part at the conversion price. As of December 31, 2019, the December 2019 Note II was in default and had outstanding principal and accrued interest of $55,500 and $61, respectively.

The initial exercise price of the December 2019 Warrants II is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The December 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the December 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). As of December 31, 2019, there were 277,500 warrants outstanding under the December 2019 Warrants II (see Note 9).

The June 2017, July 2017, January 2018, March 2018, July 2018, September 2018, November 2018, January 2019, March 2019, April 2019, May 2019, June 2019, July 2019, August 2019, September 2019 Notes, November 2019 Notes and December 2019 Notes (collectively, the “Notes”) contain certain covenants such as default provisions, restrictions on the incurrence of indebtedness, creation of liens, payment of restricted payments, redemptions, payment of cash dividends and the transfer of assets. The Notes also contains certain adjustment provisions that apply in connection with any stock split, stock dividend, stock combination, recapitalization or similar transactions. The conversion price is also subject to adjustment if the Company issues or sells shares of its common stock for a consideration per share less than the conversion price then in effect, or issue options, warrants or other securities convertible or exchange for shares of its common stock at a conversion or exercise price less than the conversion price of these Notes then in effect. If either of these events should occur, the conversion price is reduced to the lowest price at which these securities were issued or are exercisable. The Company granted the Note Purchasers certain rights of first refusal on future offerings by the Company for as long as the Note Purchasers hold the Notes. In addition, subject to limited exceptions, the Note Purchasers will not have the right to convert any portion of the Notes if the Note Purchaser, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to its conversion. The Note Purchaser may increase or decrease this ownership limitation to any percentage not exceeding 9.99% upon 61 days prior written notice to the Company.

F-32

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The November 2016, June 2017, July 2017, January 2018, March 2018, September 2018, November 2018 and March 2019, April 2019, May 2019, June 2019, July 2019, August 2019, September 2019, November 2019 and December 2019 Warrants (collectively, the “Warrants”) are exercisable for shares of the Company’s common stock upon the payment in cash of the exercise price and they are also exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the Warrants. The exercise price of the Warrants are subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the Warrants are also subject to full ratchet price adjustment if the Company sells or grants any option to purchase, sells or re-prices any common stock or common stock equivalents, as defined, at an exercise price lower than the then-current exercise price of the Warrants with the exception for certain exempted issuances and subject to certain limitations on the reduction of the exercise price as provided in the Warrants in the two years after the issue date of the Warrants. In the event of a fundamental transaction, as described in these warrants and generally including any reorganization, recapitalization or reclassification of the common stock, the sale, transfer or other disposition of all or substantially all of the Company’s properties or assets, the Company’s consolidation or merger with or into another person, the acquisition of more than 50% of the outstanding common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by the outstanding common stock, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction; provided that upon the occurrence of certain fundamental transactions, the holder can require the Company to purchase the Warrants for cash at a price equal to the higher of the Black Scholes Value of the unexercised portion of the Warrants or difference between the cash per share paid in the fundamental transaction and the exercise price per share. The holders of the Warrants will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants.

To secure the Company’s obligations under each of the June 2017, July 2017, January 2018, March 2018, September 2018 and November 2018 Notes, the Company entered into Security Agreements, Pledge Agreements and Subsidiary Guaranty’s with Calvary Fund I LP, as agent, pursuant to which the Company granted a lien on all assets of the Company (the “Collateral”) excluding permitted indebtedness which included a first lien held by Regions Bank in connection with the $100,000 revolving promissory note entered into with Regions Bank in October 2014, for the benefit of the Note Purchasers. Upon an Event of Default (as defined in the related Notes), the Note Purchasers may, among other things, collect or take possession of the Collateral, proceed with the foreclosure of the security interest in the Collateral or sell, lease or dispose of the Collateral.

During the year ended December 31, 2019, the Company issued 508,999 shares of its common stock upon the conversion of principal note balances of $356,339, accrued interest of $44,308 and default interest of $36,134. These shares of common stock had an aggregate fair value $871,512 and the difference between the aggregate fair value and the aggregate converted amount of $436,281 resulted in a loss on debt extinguishment of $434,731.

Puritan Settlement Agreement

On September 24, 2018, the Company and Puritan Partners LLC (“Puritan”) entered into a securities purchase agreement (the “Puritan Purchase Agreement”), pursuant to which the Company purchased (using proceeds from the September 2018 Notes) back from Puritan, June 2017, July 2017, January 2018, March 2018 and July 2018 Notes having an aggregate outstanding principal and accrued but unpaid interest amount of $654,191 and June 2017, January 2018 and March 2018 Puritan Warrants to purchase up to 33,262 shares of common stock as well as the securities and certain rights associated thereunder for an aggregate purchase price of $900,000, which was paid on September 26, 2018. In connection with the purchase and extinguishment of the above-mentioned notes and warrants, the Company paid $245,809 for additional penalties and interest which is reflected in loss on debt extinguishment. Additionally, the Company revalued the derivative liabilities associated with these notes and warrants and recorded a gain on debt extinguishment of $1,323,111, during the nine months ended September 30, 2018.

F-33

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Derivative Liabilities Pursuant to Notes and Warrants

In connection with the issuance of the Notes and Warrants, the Company determined that the terms of the Notes and Warrants contain terms that included a down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception and included various other terms such as default provisions that caused derivative treatment. Accordingly, under the provisions of ASC 815-40 –Derivatives and Hedging – Contracts in an Entity’s Own Stock, the embedded conversion option contained in the convertible instruments and the Warrants were accounted for as derivative liabilities at the date of issuance and shall be adjusted to fair value through earnings at each reporting date. The fair value of the embedded conversion option derivatives and warrant derivatives were determined using the Binomial valuation model. At the end of each period, on the date that debt was converted into common shares, and on the date of a cashless exercise of warrants, the Company revalued the embedded conversion option and warrants derivative liabilities.

In July 2017, FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features. These amendments simplify the accounting for certain financial instruments with down-round features. The amendments require companies to disregard the down-round feature when assessing whether the instrument is indexed to its own stock, for purposes of determining liability or equity classification. The guidance was adopted as of January 1, 2019 and the Company elected to record the effect of this adoption retrospectively to outstanding financial instruments with a down round feature by means of a cumulative-effect adjustment to the consolidated balance sheet as of the beginning of 2019, the period which the amendment is effective. The Company adopted ASU No. 2017-11 in the first quarter of 2019, and the adoption did not have any impact on its consolidated financial statements and there were no cumulative effect adjustments as there were other notes and warrants provisions that caused derivative treatment.

In connection with the issuance of the January 2019 and March 2019, April 2019, May 2019, June 2019, July 2019, August 2019, September 2019, November 2019 and December 2019 Notes and related Warrants, during year ended December 31, 2019, on the initial measurement date, the fair values of the embedded conversion option derivative and warrants derivative of $575,019 was recorded as derivative liabilities and was allocated as a debt discount of $552,473 with the remaining $22,546 being recorded as derivative expense.

At the end of the period, the Company revalued the embedded conversion option and warrant derivative liabilities. In connection with these revaluations and the initial derivative expense, the Company recorded derivative (expense) income of $(5,760,902) and $8,229,168 for the years ended December 31, 2019 and 2018, respectively.

During the years ended December 31, 2019 and 2018, the fair value of the derivative liabilities was estimated using the Binomial valuation model with the following assumptions:

	2019	2018
Dividend rate	—%	—%
Term (in years)	0.01 to 5.00 years	0.01 to 5.00 years
Volatility	188.9 to 253.7%	188.9 to 197.1%
Risk—free interest rate	1.59 to 2.96%	2.07 to 2.96%

At December 31, 2019 and December 31, 2018, the convertible debt consisted of the following:

	December 31,
	2019	2018
Principal amount	$3,175,655	$2,436,394
Less: unamortized debt discount	(260,358)	(1,002,142)
Convertible note payable, net	$2,915,297	$1,434,252

For the years ended December 31, 2019 and 2018, amortization of debt discounts related to this Convertible Note and the Notes amounted to $1,434,148 and $1,465,057, respectively, which has been included in interest expense on the accompanying consolidated statements of operations.

F-34

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Termination of October 20, 2015 Agreements

On March 13, 2018, the Company and Lincoln Park Capital Fund, LLC (“Lincoln Park”) entered into a termination agreement (the “Termination Agreement”) pursuant to which the parties terminated (i) the purchase agreement between them dated October 20, 2015 (the “Equity Line Agreement”) that provided the Company the right to sell to Lincoln Park, at its sole discretion, up to $10,100,000 of the Company’s common stock and (ii) the related registration rights agreement pursuant to which the Company had agreed to file a registration statement with the Securities and Exchange Commission covering the shares issuable under the Equity Line Agreement and related share issuances.

NOTE 7 – NOTES PAYABLE

From June 2017 to September 2017, the Company entered into loan agreements with several third parties (the “Loans”). Pursuant to the loan agreements, the Company borrowed an aggregate principal amount of $538,875. The Loans bear interest at an annual rate of 33.3%, are unsecured and are in default. As of December 31, 2019, and 2018, loan principal due to these third parties amounted to $538,875 for both periods. At December 31, 2019 and 2018, interest payable related to these Loans amounted to $430,223 and $250,777, respectively.

NOTE 8 – RELATED PARTY TRANSACTIONS

Due to related parties

From time to time, the Company receives advances from and repays such advances to the Company’s former chief executive officer for working capital purposes and to repay indebtedness. For the years ended December 31, 2019 and 2017, due to related party activity consisted of the following:

Total
Balance due to related parties at December 31, 2017	$(261,584)
Working capital advances received	(264,185)
Repayments made	210,303
Balance due to related parties at December 31, 2018	$(315,466)
Working capital advances received	(57,219)
Repayments made	—
Balance due to related parties at December 31, 2019	$(372,685)

NOTE 9 – STOCKHOLDERS’ EQUITY (DEFICIT)

On April 3, 2019, the Company filed an amendment to its Articles of Incorporation to increase its authorized common stock from 500,000,000 shares to 1,500,000,000 shares (see Note 1). The Company’s 1,520,000,000 authorized shares consisted of 1,500,000,000 shares of common stock at $0.0001 per share par value, and 20,000,000 shares of preferred stock at $0.0001 per share par value.

On August 6, 2019, the Company filed an amendment to its Articles of Incorporation to increase its authorized common stock from 1,500,000,000 shares to 5,000,000,000 shares (see Note 1). The Company’s 5,020,000,000 authorized shares consist of 5,000,000,000 shares of common stock at $0.0001 per share par value, and 20,000,000 shares of preferred stock at $0.0001 per share par value.

On August 28, 2019, the Company filed an amendment to its Articles of Incorporation to implement a reverse stock split of the Company’s issued and outstanding shares of common and preferred stock at a ratio of 1-for-750 (the “Reverse Stock Split”), which became effective on September 12, 2019. In addition, the Company amended the articles to reduce the Company’s authorized shares to; (i) 6,666,667 shares of common stock and; (ii) 26,667 shares of preferred stock, including 1,333 shares of Series A Preferred and 10,523 shares of Series B Preferred. The Reverse Stock Split did not have any effect on the stated par value of the common and preferred stock. All share and per share amounts in the accompanying historical consolidated financial statements have been retroactively adjusted to reflect the Reverse Stock Split (see Note 1).

Series A Preferred Stock

On August 20, 2015, the Company filed the Certificate of Designation with the Nevada Secretary of State, designating 1,333 shares of the authorized 26,667 Preferred Stock as Series A Preferred Stock. Each holder of Series A Preferred Stock is entitled to 500 votes for each share of Series A Preferred Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Company.

F-35

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The holders of Series A Preferred Stock shall have no special voting rights and their consent is not required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action. As of December 31, 2019, of these shares, 667 are held by a former Chief Executive Officer and a current member of our Board of Directors and 666 shares are held by a former member of our Board of Directors.

Series B Preferred Stock

On March 7, 2017, the Company filed a certificate of designation, preferences and rights of Series B preferred stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada to designate 10,523 shares of its previously authorized preferred stock as Series B preferred stock, par value $0.0001 per share and a stated value of $0.0001 per share. The Certificate of Designation and its filing was approved by the Company’s board of directors without shareholder approval as provided for in the Company’s articles of incorporation and under Nevada law. The holders of shares of Series B preferred stock are entitled to dividends or distributions share for share with the holders of the Common Stock, if, as and when declared from time to time by the Board of Directors. The holders of shares of Series B preferred stock have the following voting rights:

●	Each share of Series B preferred stock entitles the holder to 100 votes on all matters submitted to a vote of the Company’s stockholders.

●	Except as otherwise provided in the Certificate of Designation, the holders of Series B preferred stock, the holders of Company common stock and the holders of shares of any other Company capital stock having general voting rights and shall vote together as one class on all matters submitted to a vote of the Company’s stockholders; and

●	Commencing at any time after the date of issuance of any shares of the Series B Preferred Stock (the “Issuance Date”) and upon the earliest of the occurrence of (i) a holder of the Series B Preferred Stock owning, directly or indirectly as a beneficiary or otherwise, shares of Common Stock which are less than 5.0% of the total outstanding shares of Common Stock, (ii) the date a holder of the Series B Preferred Stock is no longer an employee of the Company or any of its subsidiaries or (iii) five years after the Issuance Date, the Company shall have the right to redeem all of the then outstanding Series B Preferred Stock held by such holder at a price equal to the Stated Value (the “Redemption Price”). The Series B Preferred Stock which is redeemed as provided for in the Certificate of Designations shall be returned to the Company (and, if not so returned, shall automatically be deemed canceled). The Redemption Price shall be mailed to such holder at the holder’s address of record, and the Series B Preferred Stock owned by such holder shall be canceled.

In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive, share for share with the holders of shares of Common Stock and Series A Preferred Stock, all the assets of the Corporation of whatever kind available for distribution to stockholders, after the rights of the holders of the Series A Preferred Stock have been satisfied.

In March 2017, the Company issued 3,856 shares of Series B Preferred to Jonathan F. Head, Ph. D, the Company’s Chief Executive Officer and a member of the Board of Directors of the Company as provided for in the Contribution Agreement and was recorded as compensation expense. In addition, in March 2017 the Company issued 6,667 shares of Series B Preferred to Banco Actinver for the benefit of the Vitel Stockholders as partial consideration in the exchange for 100% of the issued and outstanding capital stock of Vitel. (see Note 3).

On February 20, 2019, pursuant to the Certificate of Designation, the Company exercised its right to redeem 6,667 shares of the Series B Preferred outstanding held by to Banco Actinver, S.A., in its capacity as Trustee of the Trust Agreement for the benefit of Mr. Cosme and Mr. Alaman equal to the stated value. The total redemption price equaled $500 or $0.075 per share of Series B Preferred.

As of December 31, 2019, and 2018, there were 3,856 and 10,523 shares of Series B Preferred issued and outstanding, respectively.

Common Stock

Common stock issuable for cash

●	During the year ended December 31, 2018, the Company had 800 shares of its common stock issuable to an investor for cash proceeds of $6,000, or $7.50 per share, pursuant to a unit subscription agreement.

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Shares issued for services

●	During the year ended December 31, 2018, the Company issued 3,333 shares of its common stock with a grant date value of $52,500 or $15.75 per share as reported on the OTC Pink on the grant date, in exchange for legal services, pursuant to an agreement.

Shares issued for debt conversion

●	During the year ended December 31, 2018, the Company issued 78,175 shares of its common stock upon the conversion of principal note balances of $387,292, interest of $40,320, and default interest of $55,890.

●	During the year ended December 31, 2019, the Company issued 508,999 shares of its common stock upon the conversion of principal note balances of $356,339, accrued interest of $44,308 and default interest of $36,134. These shares of common stock had an aggregate fair value $871,512 and the difference between the aggregate fair value and the aggregate converted amount of $436,281 resulted in a loss on debt extinguishment of $434,731.

Shares issued for cashless exercise of warrants

●	During the year ended December 31, 2018, the Company issued 43,620 shares of its common stock upon the cashless exercise of 47,431 of its warrants (see Note 6).

Warrants

Warrants issued pursuant to equity subscription agreements

In 2016, in connection with the sale of common stock, the Company issued an aggregate of 1,295 five-year warrants to purchase common shares for an exercise price of $225 per common share to investors pursuant to unit subscription agreements. As of December 31, 2019, and 2018, 1,292 of these warrants were issued and outstanding for both periods.

In 2017, in connection with the sale of common stock, the Company issued an aggregate of 6,169 five-year warrants to purchase common shares for an exercise price of $225 per common share to investors pursuant to unit subscription agreements. As of December 31, 2019, and 2018, 6,169 of these warrants were issued and outstanding for both periods.

Warrants issued pursuant to Securities Purchase Agreements

The warrants detailed below, issued pursuant to the Securities Purchase Agreements (see Note 6), have initial exercise price between $0.20 and $131 (subject to adjustments under certain conditions as defined in the agreements) and includes a down-round provision under which the exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception. It also includes a default provision pursuant to which, these Warrants shall be exercisable at the Default Conversion Price as defined in the related Notes (see Note 6).

As of December 31, 2019, there were not enough authorized shares to allow the issuance of common stock if all the warrants need to be exercised.

Outstanding warrants as of December 31, 2019, all of which have been accounted for as derivative liabilities, are summarized as follows:

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

	Original warrants issued	Cumulative Anti-dilution adjustment	Expired, Cancelled or Forfeited	Warrants purchased back - Puritan Settlement Agreement (post anti- dilution)	Total warrants exercised (Cashless exercise)	Outstanding warrants as of December 31, 2019	Exercise price at December 31, 2019
Warrants related to the 2016 subscription agreements	1,295	—	(3)	—	—	1,292	$225.00
Warrants related to the 2017 subscription agreements	6,169	—	—	—	—	6,169	$225.00
November 2016 Warrants	3,111	39,235	—	—	(12,099)	30,247	$4.50
June 2017 Warrants	2,074	58,423	—	(8,067)	(12,099)	40,331	$4.50
July 2017 Warrants	6,359	99,635	—	—	(35,332)	70,662	$4.50
January 2018 Warrants	11,111	4,356,265	—	(10,078)	—	4,357,298	$0.05
March 2018 Warrants	16,667	6,534,399	—	(15,117)	—	6,535,949	$0.05
September 2018 Warrants	68,056	39,964,625	—	—	—	40,032,681	$0.05
November 2018 Warrants	6,389	3,751,781	—	—	—	3,758,170	$0.05
March 2019 Warrants	2,778	1,631,209	—	—	—	1,633,987	$0.05
April 2019 Warrants I	1,389	815,605	—	—	—	816,994	$0.05
April 2019 Warrants II	10,264	6,027,318	—	—	—	6,037,582	$0.05
May 2019 Warrants	500	293,618	—	—	—	294,118	$0.05
June 2019 Warrants I	6,458	3,792,562	—	—	—	3,799,020	$0.05
June 2019 Warrants II	5,556	1,628,431	—	—	—	1,633,987	$0.05
July 2019 Warrants I	5,556	1,628,431	—	—	—	1,633,987	$0.05
July 2019 Warrants II	5,556	1,628,431	—	—	—	1,633,987	$0.05
August 2019 Warrants	2,778	—	—	—	—	2,778	$15.00
September 2019 Warrants	16,667	—	—	—	—	16,667	$15.00
November 2019 Warrants I	277,500	—	—	—	—	277,500	$0.20
November 2019 Warrants II	275,000	—	—	—	—	275,000	$0.20
December 2019 Warrants I	277,500	—	—	—	—	277,500	$0.20
December 2019 Warrants II	277,500	—	—	—	—	277,500	$0.20
	1,286,233	72,249,968	(3)	(33,262)	(59,530)	73,443,406

During the years ended December 31, 2019 and 2018, the Company issued nil and 43,620 shares of its common stock, respectively, upon the cashless exercise of nil and 47,431 of its warrants, respectively.

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Warrants activities for the year ended December 31, 2019 are summarized as follows:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balance Outstanding December 31, 2017	204,203	$15.00	4.41	$5,754,600
Issued in connection with financings	102,222	$30.00	4.07	—
Adjustment in connection with default provision	113,886	$3.75	2.09	—
Reduction in warrants related to settlement of debt	(33,262)	$9.75	—	—
Exercised	(47,430)	$4.50	—	—
Balance Outstanding at December 31, 2018	339,619	$15.75	3.47	—
Issued in connection with financings	1,165,002	0.44	4.90	—
Increase in warrants related to default adjustment	71,938,788	0.05	3.85	—
Expired	(3)	225.00	—	—
Exercised	—	—	—	—
Balance Outstanding at December 31, 2019	73,443,406	$0.09	3.83	$—
Exercisable at December 31, 2019	73,443,406	$0.09	3.83	$—

Stock options

Effective February 18, 2011, our board of directors adopted and approved the 2011 stock option plan. The purpose of the 2011 stock option plan is to enhance the long-term stockholder value of our Company by offering opportunities to directors, key employees, officers, independent contractors and consultants of our Company to acquire and maintain stock ownership in our Company in order to give these persons the opportunity to participate in our Company’s growth and success, and to encourage them to remain in the service of our Company. A total of 57 options to acquire shares of our common stock were authorized under the 2011 stock option plan and during the 12 month period after the first anniversary of the adoption of the 2011 stock option plan, by our board of directors and during each 12 month period thereafter, our board of directors is authorized to increase the amount of options authorized under this plan by up to 14 shares. No options were granted under the 2011 stock option plan as of December 31, 2019.

Stock-option issued during the year ended December 31, 2018

On May 8, 2018, the Company granted an aggregate of 23,334 stock options to purchase 23,334 shares of the Company’s common stock at $10.13 per share as follows: 20,000 options were granted to officers and directors of the Company, 667 options were granted to an employee, and 2,667 option to the Company’s scientific advisory board. These options vest in one year from the grant date and expire on May 8, 2028. The fair value of these option grants was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: dividend yield of 0%; expected volatility of 243%; risk-free interest rate of 2.81%; and, an estimated term based on the simplified method of 5.5 years. In connection with these options, the Company valued these options at a fair value of approximately $233,000 and will record stock-based compensation expense over the vesting term.

Stock-option issued during the year ended December 31, 2019

On April 24, 2019 the board of directors of the Company granted an aggregate of 23,130 stock options, outside of the plan, to purchase shares of the Company’s common stock to Dr. Barnett and three non-employee members of the Board, Daniel S. Hoverman, Charles L. Rice and Neal Holcomb.

Pursuant to Dr. Barnett’s employment agreement dated December 26, 2018, Dr. Barnett was granted 11,130 stock options with exercise price of $9.00 per share, vest dates of; (i) 3,710 on January 9, 2020; (ii) 3,710 on January 9, 2021; and (iii) 3,710 on January 9, 2022 and expire on April 24, 2030. The stock options vest so long as the optionee remains an employee of the Company on the vesting date (except as otherwise provided for in the employment agreement between the Company and the optionee). The fair value of this option grant was estimated on the date of grant using the Black-Scholes option-pricing model and the Company valued these options at a grant date fair value of $81,803 which will be expensed over the vesting period as stock-based compensation.

On November 8, 2019, Dr. Barnett resigned as the Company’s Chief Executive Officer (see Note 12) which resulted in forfeiture of 11,130 of unvested stock options granted to him on December 26, 2018 (discussed above). The Company reversed $24,995 of stock-based compensation and $56,808 of the remaining deferred compensation which makes up the grant date fair value of $81,803 initially recorded as deferred compensation in April 2019.

The three non-employee members of the Board were each granted 4,000 stock options for a total of 12,000 stock options with exercise price of $7.50 per share, vest date of April 24, 2020 and expires on April 24, 2030. The stock options vest so long as the optionee remains a member of the Board on the vesting date. The fair value of this option grant was estimated on the date of grant using the Black-Scholes option-pricing model and the Company valued these options at a grant date fair value of $88,200 which will be expensed over the vesting period as stock-based compensation

During the years ended December 31, 2019 and 2018, the Company recorded stock-based compensation expense of $140,697 and $276,918 related to stock options, respectively.

The Company uses the Black-Scholes pricing model to determine the fair value of its stock options which requires the Company to make several key judgments including:

●	the value of the Company’s common stock;
●	the expected life of issued stock options;
●	the expected volatility of the Company’s stock price;
●	the expected dividend yield to be realized over the life of the stock option; and
●	the risk-free interest rate over the expected life of the stock options.

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The Company’s computation of the expected life of issued stock options was based on the simplified method as the Company does not have adequate exercise experience to determine the expected term. The interest rate was based on the U.S. Treasury yield curve in effect at the time of grant. The computation of volatility was based on the historical volatility of the Company’s common stock.

At December 31, 2019, there were 41,600 options issued and outstanding out of which 29,600 options were vested and exercisable.

As of December 31, 2019, there was $35,280 of unvested stock-based compensation expense to be recognized through April 24, 2020.

The aggregate intrinsic value at December 31, 2019 was $0 which was calculated based on the difference between the quoted share price on December 31, 2019 and the exercise price of the underlying options.

Stock option activities for the year ended December 31, 2019 are summarized as follows:

	Number of Option	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balance Outstanding at December 31, 2018	29,600	$45.00	8.37	—
Granted	23,130	$9.00	10.32	—
Expired	—	$—	—	—
Forfeited	(11,130)	$9.00	—	—
Balance Outstanding at December 31, 2019	41,600	$36,69	9.34	$—
Exercisable at December 31, 2019	29,600	$47.91	8.37	$—

NOTE 10 – INCOME TAXES

The Company maintains deferred tax assets and liabilities that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax assets at December 31, 2019 and 2018 consist of net operating loss carryforwards. The net deferred tax asset has been fully offset by a valuation allowance because of the uncertainty of the attainment of future taxable income.

The items accounting for the difference between income taxes at the effective statutory rate and the provision for income taxes for the years ended December 31, 2019 and 2018 were as follows:

	Years Ended December 31,
	2019	2018
Income tax deduction (benefit) at U.S. statutory rate of 21%	$(1,974,471)	$1,358,348
Income tax deduction (benefit) – state	(752,180)	517,466
Non-deductible (income) expenses	2,254,568	(2,523,247)
Change in valuation allowance	472,083	647,433
Total provision for income tax	$—	$—

The Company’s approximate net deferred tax asset as of December 31, 2019 and 2018 was as follows:

	Years Ended December 31,
	2019	2018
Net operating loss carryforward	$2,605,720	$2,133,637

Total deferred tax asset	2,605,720	2,133,637
Less: valuation allowance	(2,605,720)	(2,133,637)
Net deferred tax asset	$—	$—

F-40

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The gross operating loss carryforward was approximately $8,985,240 at December 31, 2019. The Company provided a valuation allowance equal to the net deferred income tax asset as of December 31, 2019 because it was not known whether future taxable income will be sufficient to utilize the loss carryforward. The increase in the valuation allowance was $472,083 in 2019. The potential tax benefit arising from the net operating loss carryforward of $1,486,204 from the period prior to Act’s effective date will expire in 2038. The potential tax benefit arising from the net operating loss carryforward of $1,119,516 from the period following to the Act’s effective date can be carried forward indefinitely within the annual usage limitations.

Additionally, the future utilization of the net operating loss carryforward to offset future taxable income is subject to an annual limitation as a result of ownership or business changes that occurred in 2019 and may occur in the future. The Company has not conducted a study to determine the limitations on the utilization of these net operating loss carryforwards. If necessary, the deferred tax assets will be reduced by any carryforward that may not be utilized or expires prior to utilization as a result of such limitations, with a corresponding reduction of the valuation allowance.

The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2019, 2018 and 2017 Corporate Income Tax Returns are subject to Internal Revenue Service examination.

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Lease

Effective September 1, 2015, the Company leases its facilities under a non-cancelable operating lease which expires on August 31, 2020. The Company has the right to renew certain facility leases for an additional five years. Rent expense is $3,200 base rent per month plus operating expense and other fees (see Note 5).

NOTE 12 – EMPLOYMENT AGREEMENTS

On February 2, 2016, the Company entered into an employment agreement with Jonathan F. Head, Ph.D. (“Dr. Head”) to serve as the Company’s Chief Executive Officer, the term of which runs for three years (from February 2, 2016 through February 1, 2019) and renews automatically for one year periods unless a written notice of termination is provided not less than 120 days prior to the automatic renewal date. The employment agreement with Dr. Head provides that Dr. Head’s salary for calendar year 2016 shall be $275,000 and for calendar year 2017 and for each calendar year thereafter during the term of the employment agreement with Dr. Head shall be an amount determined by the Board of Directors, which in no event shall be less than the annual salary that was payable by the Company to Dr. Head for the immediately preceding calendar year.

On February 2, 2016, the Company entered into an employment agreement with Andrew Kucharchuk (“Mr. Kucharchuk) to serve as the Company’s President and Chief Financial Officer, the term of which runs for three years (from February 2, 2016 through February 1, 2019) and renews automatically for one year periods unless a written notice of termination is provided not less than 120 days prior to the automatic renewal date. The employment agreement with Mr. Kucharchuk provides that Mr. Kucharchuk’s salary for calendar year 2016 shall be $200,000 and for calendar year 2017 and for each calendar year thereafter during the term of the employment agreement with Mr. Kucharchuk shall be an amount determined by the Board of Directors, which in no event shall be less than the annual salary that was payable by the Company to Mr. Kucharchuk for the immediately preceding calendar year.

The above executives shall be eligible for an annual target bonus payment in an amount equal to ten percent of his base salary (“Bonus”). The Bonus is determined based on the achievement of certain performance objectives of the Company as established by the Board of Directors. The Bonus may be greater or less than the target Bonus, based on the level of achievement of the applicable performance objectives.

Effective December 26, 2018, the Company replaced Dr. Jonathan Head and appointed Dr. Brian Barnett as the new Chief Executive Officer. Dr. Head will continue to serve the Company as the Chairman of the Board of Directors and now as its Chief Scientific Officer effective December 26, 2018. Dr. Head is still negotiating the terms of his new employment agreement for his new position as the Chief Scientific Officer, with the Company, as of the date of this report.

On December 26, 2018, Dr. Barnett entered into an employment agreement with us (“Barnett Employment Agreement”) to serve as the Company’s Chief Executive Officer for a term of three years (from December 26, 2018 through December 26, 2021) that renews automatically for one-year periods unless a written notice of termination is provided not less than 180 days prior to the automatic renewal date. The Barnett Employment Agreement provides that Dr. Barnett’s salary for calendar year 2019 shall be $250,000 and for each calendar year thereafter during the term of the Barnett Employment Agreement shall be an amount determined by the Board of Directors, which in no event shall be less than the annual salary that was payable by the Company to Dr. Barnett for the immediately preceding calendar year.

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

Dr. Barnett is also eligible to receive a performance-based bonus of up to $150,000 upon completion of specific metrics established by the Company’s Board of Directors and is entitled to participate in all medical and other benefits that the Company has established for its employees. Pursuant to the employment agreement, the Company will also grant options to purchase a number of shares of the Company’s common stock equal to $100,000 divided by the volume weighted average price of the Company’s common stock for the ten (10) business days prior to the effective date of the employment agreement. The option grant is subject to continued employment, and will vest ratably over the first three anniversary dates of the grant date. On April 24, 2019, Dr. Barnett was granted 11,130 stock options with exercise price of $9.00 per share, vest dates of; (i) 3,710 on January 9, 2020; (ii) 3,710 on January 9, 2021; and (iii) 3,710 on January 9, 2022 and expire on April 24, 2030. The stock options vest so long as the optionee remains an employee of the Company on the vesting date (except as otherwise provided for in the employment agreement between the Company and the optionee) (see Note 9).

Additionally, upon the closing of a transaction during calendar year 2019 which results in the sale of common stock of the Company on terms acceptable to the Board that provides net proceeds to the Company of no less than $4,000,000 (a “Qualifying Transaction”), Dr. Barnett shall be granted options to purchase a number of shares of the Company’s common stock equal to $50,000 divided by the transaction price of the Company’s common stock in the Qualifying Transaction. The option grant is subject to continued employment, and will vest ratably over the first three anniversary dates of the date of the closing of the Qualifying Transaction.

On November 8, 2019, Dr. Barnett resigned as the Company’s Chief Executive Officer (see Note 9) which resulted in forfeiture of 11,130 of unvested stock options granted to him on December 26, 2018 (discussed above). The Company reversed $24,995 of stock-based compensation and $56,808 of the remaining deferred compensation which makes up the grant date fair value of $81,803 initially recorded as deferred compensation in April 2019.

NOTE 13 - SUBSEQUENT EVENTS

On January 27, 2020, the Company entered into a securities purchase agreement (the “Twenty-sixth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- sixth Purchase Agreement, the Company issued to the Twenty- sixth Round Purchaser a note (the “January 2020 Note I”) with a principal amount of $55,000 with 10% OID and five-year warrants (the “January 2020 Warrants I”) to purchase an aggregate of 275,000 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the January 2020 Warrants I). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,000 original issue discount. The January 2020 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the January 2020 Note I)), shall mature on October 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the January 2020 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the January 2020 Note I shall be convertible and the January 2020 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the January 2020 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The January 2020 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the January 2020 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the January 2020 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the January 2020 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the January 2020 Note I in whole or in part at the conversion price.

F-42

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019 and 2018

The initial exercise price of the January 2020 Warrants I is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The January 2020 Warrants I is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the January 2020 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”).

On January 29, 2020, the Company entered into a securities purchase agreement (the “Twenty-seventh Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty-seventh Purchase Agreement, the Company issued to the Twenty- seventh Round Purchaser a note (the “January 2020 Note II”) with a principal amount of $55,000 with 10% OID and five-year warrants (the “January 2020 Warrants II”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the January 2020 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,000 original issue discount. The January 2020 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the January 2020 Note II)), shall mature on October 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the January 2020 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the January 2020 Note II shall be convertible and the January 2020 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the January 2020 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The January 2020 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the January 2020 Note II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the January 2020 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the January 2020 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the January 2020 Note II in whole or in part at the conversion price.

The initial exercise price of the January 2020 Warrants II is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The January 2020 Warrants II is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the Warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the January 2020 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”).

On March 18, 2020, the Company entered into a securities purchase agreement (the “Twenty-Eight Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- Eight Purchase Agreement, the Company issued to the Twenty-Eight Round Purchaser a note (the “March 2020 Note I”) with a principal amount of $41,667 with 10% OID and five-year warrants (the “March 2020 Warrants I”) to purchase an aggregate of 208,333 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the March 2020 Warrants I). The Company received $37,500 in aggregate net proceeds from the sale, net of $4,167 original issue discount. The March 2020 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the March 2020 Note I)), shall mature on November 18, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the March 2020 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the March 2020 Note I shall be convertible and the March 2020 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the March 2020 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The March 2020 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the March 2020 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the March 2020 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the March 2020 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the March 2020 Note I in whole or in part at the conversion price.

The initial exercise price of the March 2020 Warrants I is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The March 2020 Warrants I is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the Warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the March 2020 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”).

On March 18, 2020, the Company entered into a securities purchase agreement (the “Twenty-Ninth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- Ninth Purchase Agreement, the Company issued to the Twenty-Ninth Round Purchaser a note (the “March 2020 Note II”) with a principal amount of $41,667 with 10% OID and five-year warrants (the “March 2020 Warrants II”) to purchase an aggregate of 208,333 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the March 2020 Warrants II). The Company received $37,500 in aggregate net proceeds from the sale, net of $4,167 original issue discount. The March 2020 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the March 2020 Note II)), shall mature on November 18, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the March 2020 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the March 2020 Note II shall be convertible and the March 2020 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the March 2020 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The March 2020 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the March 2020 Note II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the March 2020 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the March 2020 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the March 2020 Note II in whole or in part at the conversion price.

The initial exercise price of the March 2020 Warrants II is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The March 2020 Warrants II is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the Warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the March 2020 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”).

Subsequent to the year ended December 31, 2019, the lender converted $2,030 of principal and $107 of accrued interest into 41,903 shares of common stock.

F-43

Annex D

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

Form 10-Q

March 31, 2020

PART I - FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

 CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2020	2019
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$2,045	$21,489
Prepaid expenses and other current assets	27,077	40,664

Total Current Assets	29,122	62,153

OTHER ASSETS:
Property and equipment, net	1,381	1,966
Right-of-use asset, net	-	23,686
Security deposit	-	6,400

Total Assets	$30,503	$94,205

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Convertible debt, net	$3,110,035	$2,915,297
Notes payable	538,875	538,875
Accounts payable	730,608	620,042
Accrued liabilities	1,728,635	1,554,473
Lease payable - current	-	23,686
Derivative liabilities	13,841,028	9,320,052
Due to related parties	375,950	372,685
Liabilities of discontinued operations	686,547	686,547

Total Current Liabilities	21,011,678	16,031,657

Total Liabilities	21,011,678	16,031,657

Commitments and contingencies (Note 9)

STOCKHOLDERS’ DEFICIT:
Preferred stock: $0.0001 par value; 26,667 authorized;
Series A Preferred stock: $0.0001 par value; 1,333 shares authorized; 1,333 issued and outstanding at March 31, 2020 and December 31, 2019	-	-
Series B Preferred stock: $0.0001 par value; 10,523 shares authorized; 3,856 and 10,523 issued and outstanding at March 31, 2020 and December 31, 2019, respectively	-	-
Common stock: $0.0001 par value, 6,666,667 shares authorized; 924,995 and 839,215 issued and outstanding at March 31, 2020 and December 31, 2019, respectively	93	84
Common stock issuable: 22,828 commons stock issuable as of March 31, 2020 and December 31, 2019	2	2
Additional paid-in capital	10,682,350	10,652,370
Accumulated deficit	(31,663,620)	(26,589,908)

Total Stockholders’ Deficit	(20,981,175)	(15,937,452)

Total Liabilities and Stockholders’ Deficit	$30,503	$94,205

See accompanying notes to the unaudited condensed consolidated financial statements.

F-1

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

	For the Three Months Ended
	March 31,
	2020	2019

REVENUES	$-	$-

OPERATING EXPENSES:
Professional fees	213,394	174,186
Compensation expense	69,140	252,632
Research and development expense	3,308	92,618
General and administrative expenses	38,368	43,636

Total Operating Expenses	324,210	563,072

LOSS FROM OPERATIONS	(324,210)	(563,072)

OTHER INCOME (EXPENSE):
Interest expense	(383,713)	(771,376)
Derivative (expense) income	(4,373,169)	(3,077,306)
(Loss) gain on debt extinguishment, net	7,380	(36,864)

Total Other Income (Expense)	(4,749,502)	(3,885,546)

NET INCOME (LOSS)	$(5,073,712)	$(4,448,618)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$(5.73)	$(11.80)
Diluted	$(5.73)	$(11.80)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	884,857	377,044
Diluted	884,857	377,044

See accompanying notes to the unaudited condensed consolidated financial statements.

F-2

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE THREE MONTHS ENDED MARCH 31, 2020

(Unaudited)

	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Common Stock Issuable		Additional		Total
	# of Shares	Amount	# of Shares	Amount	# of Shares	Amount	# of Shares	Amount	Paid-in Capital	Accumulated Deficit	Stockholders’ (Deficit)

Balance at December 31, 2019	1,333	$-	3,856	$-	839,215	$84	22,828	$2	$10,652,370	$(26,589,908)	$(15,937,452)

Accretion of stock options	-	-	-	-	-	-	-	-	17,639	-	17,639

Common stock issued, at fair value, upon conversion of convertible debt and interest	-	-	-	-	85,780	9	-	-	12,341	-	12,350

Net loss	-	-	-	-	-	-	-	-	-	(5,073,712)	(5,073,712)

Balance at March 31, 2020	1,333	$-	3,856	$-	924,995	$93	22,828	$2	$10,682,350	$(31,663,620)	$(20,981,175)

See accompanying notes to the unaudited condensed consolidated financial statements

F-3

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE THREE MONTHS ENDED MARCH 31, 2019

(Unaudited)

	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Common Stock Issuable		Additional		Total
	# of Shares	Amount	# of Shares	Amount	# of Shares	Amount	# of Shares	Amount	Paid-in Capital	Accumulated Deficit	Stockholders’ (Deficit)

Balance, December 31, 2018	1,333	$-	10,523	$1	330,216	$33	22,828	$2	$9,640,711	$(17,187,664)	$(7,546,917)

Redemption of Series B Preferred	-	-	(6,667)	(1)	-	-	-	-	(499)	-	(500)

Accretion of stock options	-	-	-	-	-	-	-	-	68,383	-	68,383

Common stock issued upon conversion of convertible debt and interest	-	-	-	-	57,242	6	-	-	439,352	-	439,358

Net loss	-	-	-	-	-	-	-	-	-	(4,448,618)	(4,448,618)

Balance at March 31, 2019	1,333	$-	3,856	$-	387,458	$39	22,828	$2	$10,147,947	$(21,636,282)	$(11,488,294)

See accompanying notes to the unaudited condensed consolidated financial statements.

F-4

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For The Three Months
	March 31,
	2020	2019

CASH FLOWS USED IN OPERATING ACTIVITIES
Net income (loss)	$(5,073,712)	$(4,448,618)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	585	584
Stock-based compensation	17,639	68,383
Amortization of debt discount	179,108	615,806
Derivative expense (income)	4,373,169	3,077,306
Loss (gain) on debt extinguishment, net	(7,380)	36,864
Non-cash default interest on debt	-	115,592
Change in operating assets and liabilities:
Prepaid expenses and other current assets	13,587	11,743
Accounts payable	118,451	162,726
Accrued liabilities and other liabilities	180,844	73,285

NET CASH USED IN OPERATING ACTIVITIES	(197,709)	(286,329)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from related party advances, net	3,265	31,970
Proceeds from convertible debt, net of cost	175,000	250,000
Bank overdraft	-	4,658
Redemption of Series B Preferred	-	(500)

NET CASH PROVIDED BY FINANCING ACTIVITIES	178,265	286,128

NET DECREASE IN CASH	(19,444)	(201)

CASH, beginning of the period	21,489	201

CASH, end of the period	$2,045	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$1,563	$1,752
Income taxes	$-	$-

Non-cash investing and financing activities:
Issuance of common stock for convertible debt and interest	$4,112	$227,697
Increase in debt discount and derivative liabilities	$155,540	$89,122
Initial amount of ROU asset and related liability	$-	$59,216
Reduction of the ROU asset and related liability	$23,686	$8,882
Debt issue cost	$256,126	$-

See accompanying notes to the unaudited condensed consolidated financial statements.

F-5

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

OncBioMune Pharmaceuticals, Inc. (the “Company”) is a clinical-stage biopharmaceutical company engaged in the development of novel cancer immunotherapy products, with a proprietary vaccine technology that is designed to stimulate the immune system to attack its own cancer while not attacking the patient’s healthy cells. The Company has proprietary rights to an immunotherapy platform with an initial focus on prostate and breast cancers but that may be used to fight any solid tumor. The Company is also developing targeted therapies. Our mission is to improve overall patient condition through innovative bio-immunotherapy with proven treatment protocols, to lower deaths associated with cancer and to reduce the cost of cancer treatment. We believe our technology is safe, and utilizes clinically proven research methods of treatment to provide optimal likelihood of patient recovery.

On March 10, 2017 (the “Closing Date”), the Company completed the acquisition of 100% of the issued and outstanding capital stock of Vitel Laboratorios, S.A. de C.V., a Mexican variable stock corporation (“Vitel”) from its shareholders Manuel Cosme Odabachian and Carlos Fernando Alaman Volnie (collectively, the “Vitel Stockholders”) pursuant to the terms and conditions of a Contribution Agreement to the Property of Trust F/2868 entered into among the Company and the Vitel Stockholders on the Closing Date (the “Contribution Agreement”). The Company acquired Vitel for the purpose of commercializing the Company’s ProscaVax™ vaccine technology and cancer technologies in Mexico, Central and Latin America and to utilize Vitel’s distribution network and customer and industry relationships.

On December 29, 2017, the Board of Directors of the Company determined to sell or otherwise dispose of its interest in Vitel and OncBioMune México due to disputes with the original Vitel Stockholders and resulting loss of operational control of the assets and operations of Vitel and OncBioMune Mexico. Accordingly, Vitel and OncBioMune México were treated as a discontinued operation through December 31, 2017 and were deconsolidated effective January 1, 2018 (see Note 3). The Company expects to terminate the Contribution Agreement, Stockholders Agreement and Trust Agreement during 2020.

On April 3, 2019, the Company filed an amendment to its Articles of Incorporation to increase its authorized common stock from 500,000,000 shares to 1,500,000,000 shares (see Note 8). The Company’s 1,520,000,000 authorized shares consisted of 1,500,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.0001 per share.

On August 6, 2019, the Company filed an amendment to its Articles of Incorporation to increase its authorized common stock from 1,500,000,000 shares to 5,000,000,000 shares (see Note 8). The Company’s 5,020,000,000 authorized shares consist of 5,000,000,000 shares of common stock at $0.0001 per share par value, and 20,000,000 shares of preferred stock at $0.0001 per share par value.

On August 28, 2019, the Company filed an amendment to its Articles of Incorporation to implement a reverse stock split of the Company’s issued and outstanding shares of common and preferred stock at a ratio of 1-for-750 (the “Reverse Stock Split”), which became effective on September 12, 2019. In addition, the Company amended the articles to reduce the Company’s authorized shares to; (i) 6,666,667 shares of common stock and; (ii) 26,667 shares of preferred stock, including 1,333 shares of Series A Preferred and 10,523 shares of Series B Preferred. The Reverse Stock Split did not have any effect on the stated par value of the common and preferred stock. All share and per share amounts in the accompanying historical condensed consolidated financial statements have been retroactively adjusted to reflect the Reverse Stock Split (see Note 8).

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and principles of consolidation

The Company’s consolidated financial statements include the financial statements of OncBioMune Pharmaceuticals, Inc. and its wholly-owned subsidiaries, OncBioMune, Inc. (for all periods presented) and, Vitel and OncBioMune México, S.A. De C.V. (from March 10, 2017 to December 31, 2017) which were treated as a discontinued operation through December 31, 2017 and were deconsolidated effective January 1, 2018 (see Note 3). All significant intercompany accounts and transactions have been eliminated in consolidation.

Management acknowledges its responsibility for the preparation of the accompanying unaudited condensed consolidated financial statements which reflect all adjustments, consisting of normal recurring adjustments, considered necessary in its opinion for a fair statement of its consolidated financial position and the consolidated results of its operations for the periods presented. The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (the “U.S. GAAP”) for interim financial information and with the instructions Article 8-03 of Regulation S-X. Operating results for interim periods are not necessarily indicative of results that may be expected for the fiscal year as a whole. Certain information and note disclosure normally included in financial statements prepared in accordance with U.S. GAAP has been condensed or omitted from these statements pursuant to such accounting principles and, accordingly, they do not include all the information and notes necessary for comprehensive financial statements. These unaudited condensed consolidated financial statements should be read in conjunction with the summary of significant accounting policies and notes to the consolidated financial statements for the year ended December 31, 2019 of the Company which were included in the Company’s annual report on Form 10-K as filed with the Securities and Exchange Commission on March 25, 2020.

Going concern

These condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As reflected in the accompanying unaudited condensed consolidated financial statements, the Company had net (loss) from continuing operations of $(5,073,712) for the three months ended March 31, 2020. The net cash used in operations was $197,709 for the three months ended March 31, 2020. Additionally, at March 31, 2020, the Company had an accumulated deficit and stockholders’ deficit and working capital deficit of $31,663,620 and $20,981,175, and $20,982,556, respectively. The Company had no revenues from continuing operations since inception, and is currently in default on certain convertible debt instruments. Management believes that these matters raise substantial doubt about the Company’s ability to continue as a going concern for twelve months from the issuance date of this report.

Management cannot provide assurance that we will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that our capital resources are not currently adequate to continue operating and maintaining its business strategy for a period of twelve months from the issuance date of this report. The Company will seek to raise capital through additional debt and/or equity financings to fund its operations in the future and is seeking potential candidates for a merger or acquisition.

F-6

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

Although the Company has historically raised capital from sales of equity and from the issuance of promissory notes, there is no assurance that it will be able to continue to do so. If the Company is unable to raise additional capital or secure additional lending in the near future, management expects that the Company will need to curtail or cease operations. These consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The global pandemic COVID-19, otherwise referred to as the Coronavirus, could impair our ability to raise additional funding or make such funding more costly. The ongoing global pandemic has caused cessation of business and caused capital markets to decline sharply. This could make it more difficult for companies, including ours, to access capital. It is currently difficult to estimate with any certainty how long the pandemic and resulting curtailment of business will continue, and its effect on capital markets and our ability to raise funds is, accordingly, difficult to quantify. In addition, to the extent that any of our personnel or consultants are affected by the virus, this could cause delays or disruption in our planned research and development activities.

Use of estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates during the three months ended March 31, 2020 include the valuation of liabilities of discontinued operations, useful life of property and equipment, valuation of operating lease right-of-use (“ROU”) assets and liabilities, assumptions used in assessing impairment of long-term assets, estimates of current and deferred income taxes and deferred tax valuation allowances, the fair value of non-cash equity transactions and the valuation of derivative liabilities.

Concentrations

Generally, the Company relies on one vendor as a single source of raw materials to produce certain components of its cancer treatment products. Any production shortfall that impairs the supply of the antigen in ProscaVax™ to the Company could have a material adverse effect on the Company’s business, financial condition and results of operations. If the Company is unable to obtain a sufficient quantity of antigen, there could be a substantial delay in successfully developing a second source supplier.

Fair value of financial instruments and fair value measurements

FASB ASC 820 - Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FASB ASC 820 requires disclosures about the fair value of all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about the fair value of financial instruments are based on pertinent information available to the Company on March 31, 2020. Accordingly, the estimates presented in these financial statements are not necessarily indicative of the amounts that could be realized on disposition of the financial instruments. FASB ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2—Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3—Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the consolidated balance sheets for cash, due from and to related parties, prepaid expenses, accounts payable and accrued liabilities approximate their fair market value based on the short-term maturity of these instruments.

	At March 31, 2020			At December 31, 2019
Description	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Derivative liabilities	—	—	$13,841,028	—	—	$9,320,052

A roll forward of the level 3 valuation financial instruments is as follows:

Derivative Liabilities
Balance at December 31, 2019	$9,320,052
Initial valuation of derivative liabilities included in debt discount	155,542
Initial valuation of derivative liabilities included in derivative income (expense)	27,390
Reclassification of derivative liabilities to gain (loss) on debt extinguishment	(7,735)
Change in fair value included in derivative income (expense)	4,345,779
Balance at March 31, 2020	$13,841,028

F-7

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

ASC 825-10 “Financial Instruments”, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding instruments.

Cash and cash equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the purchase date and money market accounts to be cash equivalents. At March 31, 2020 and December 31, 2019, the Company did not have any cash equivalents.

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. There were no balances in excess of FDIC insured levels as of March 31, 2020 and December 31, 2019. The Company has not experienced any losses in such accounts through March 31, 2020.

Property and equipment

Property are stated at cost and are depreciated using the straight-line method over their estimated useful lives, which range from three to five years. Leasehold improvements are depreciated over the shorter of the useful life or lease term including scheduled renewal terms. Maintenance and repairs are charged to expense as incurred. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. The Company examines the possibility of decreases in the value of these assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Impairment of long-lived assets

In accordance with ASC Topic 360, the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. For the three months ended March 31, 2020 and 2019, the Company did not record any impairment loss.

Derivative liabilities

The Company has certain financial instruments that are embedded derivatives associated with capital raises and certain warrants. The Company evaluates all its financial instruments to determine if those contracts or any potential embedded components of those contracts qualify as derivatives to be separately accounted for in accordance with ASC 815-10 – Derivative and Hedging – Contract in Entity’s Own Equity. This accounting treatment requires that the carrying amount of any derivatives be recorded at fair value at issuance and marked-to-market at each balance sheet date. In the event that the fair value is recorded as a liability, as is the case with the Company, the change in the fair value during the period is recorded as either other income or expense. Upon conversion, exercise or repayment, the respective derivative liability is marked to fair value at the conversion, repayment or exercise date and then the related fair value amount is reclassified to other income or expense as part of gain or loss on debt extinguishment.

In July 2017, FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features. These amendments simplify the accounting for certain financial instruments with down-round features. The amendments require companies to disregard the down-round feature when assessing whether the instrument is indexed to its own stock, for purposes of determining liability or equity classification. The guidance was adopted as of January 1, 2019 and the Company elected to record the effect of this adoption retrospectively to outstanding financial instruments with a down round feature by means of a cumulative-effect adjustment to the consolidated balance sheet as of the beginning of 2019, the period which the amendment is effective. The Company adopted ASU No. 2017-11 in the first quarter of 2019, and the adoption did not have any impact on its consolidated financial statement and there was no cumulative effect adjustment.

F-8

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

Revenue recognition

In May 2014, FASB issued an update Accounting Standards Update, ASU 2014-09, establishing ASC 606 - Revenue from Contracts with Customers. ASU 2014-09, as amended by subsequent ASUs on the topic, establishes a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most of the existing revenue recognition guidance. This standard, which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2017, requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services and also requires certain additional disclosures. The Company adopted this standard on January 1, 2018 using the modified retrospective approach, which requires applying the new standard to all existing contracts not yet completed as of the effective date and recording a cumulative-effect adjustment to retained earnings as of the beginning of the fiscal year of adoption. Based on an evaluation of the impact ASU 2014-09 will have on the Company’s sources of revenue, the Company has concluded that ASU 2014-09 did not have any impact on the process for, timing of, and presentation and disclosure of revenue recognition from customers and there was no cumulative effect adjustment. The Company does not have revenues from operations in 2020 and 2019.

Stock-based compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). The ASC also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award.

Through March 31, 2018, pursuant to ASC 505-50 - Equity-Based Payments to Non-Employees, all share-based payments to non-employees, including grants of stock options, were recognized in the consolidated financial statements as compensation expense over the service period of the consulting arrangement or until performance conditions are expected to be met. Using a Black Scholes valuation model, the Company periodically reassessed the fair value of non-employee options until service conditions are met, which generally aligns with the vesting period of the options, and the Company adjusts the expense recognized in the consolidated financial statements accordingly. In June 2018, the FASB issued ASU No. 2018-07, Improvements to Nonemployee Share-Based Payment Accounting, which simplifies several aspects of the accounting for nonemployee share-based payment transactions by expanding the scope of the stock-based compensation guidance in ASC 718 to include share-based payment transactions for acquiring goods and services from non-employees. ASU No. 2018-07 is effective for annual periods beginning after December 15, 2018, including interim periods within those annual periods. Early adoption is permitted, but entities may not adopt prior to adopting the new revenue recognition guidance in ASC 606. The Company early adopted ASU No. 2018-07 in the second quarter of 2018, and the adoption did not have any impact on its consolidated financial statements.

Basic and diluted loss per share

Pursuant to ASC 260-10-45, basic loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding for the periods presented. Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period. Potentially dilutive common shares consist of common stock issuable for stock options and warrants (using the treasury stock method), convertible notes and common stock issuable. These common stock equivalents may be dilutive in the future. The following potentially dilutive equity securities outstanding as of March 31, 2020 and 2019 were not included in the computation of dilutive loss per common share because the effect would have been anti-dilutive:

	March 31,
	2020	2019
Stock warrants	97,650,046	974,923
Convertible debt	86,124,172	717,980
Stock options	29,600	29,600
Series A preferred stock	1,333	1,333
Series B preferred stock	3,856	3,856
	183,809,007	1,727,692

F-9

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

Income taxes

The Company accounts for income tax using the liability method prescribed by ASC 740 - Income Taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of ASC 740 “Income Taxes”. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. As of March 31, 2020, and December 31, 2019, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. The Company recognizes interest and penalties related to uncertain income tax positions in other expense. However, no such interest and penalties were recorded as of March 31, 2020.

Research and development

Research and development costs incurred in the development of the Company’s products are expensed as incurred. For the three months ended March 31, 2020 and 2019, research and development costs were $3,308 and $92,618, respectively, and are included in operating expenses on the accompanying consolidated statements of operations.

Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests.

Leases

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, Leases (Topic 842). The updated guidance requires lessees to recognize lease assets and lease liabilities for most operating leases. In addition, the updated guidance requires that lessors separate lease and non-lease components in a contract in accordance with the new revenue guidance in ASC 606. The updated guidance is effective for interim and annual periods beginning after December 15, 2018.

On January 1, 2019, the Company adopted ASU No. 2016-02, applying the package of practical expedients to leases that commenced before the effective date whereby the Company elected to not reassess the following: (i) whether any expired or existing contracts contain leases and; (ii) initial direct costs for any existing leases. For contracts entered into on or after the effective date, at the inception of a contract the Company assessed whether the contract is, or contains, a lease. The Company’s assessment is based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether we obtain the right to substantially all the economic benefit from the use of the asset throughout the period, and (3) whether it has the right to direct the use of the asset. The Company will allocate the consideration in the contract to each lease component based on its relative stand-alone price to determine the lease payments. The Company has elected not to recognize right-of-use (“ROU”) assets and lease liabilities for short-term leases that have a term of 12 months or less.

Operating lease ROU assets represents the right to use the leased asset for the lease term and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As most leases do not provide an implicit rate, the Company use an incremental borrowing rate based on the information available at the adoption date in determining the present value of future payments. Lease expense for minimum lease payments is amortized on a straight-line basis over the lease term and is included in general and administrative expenses in the condensed consolidated statements of operations.

Recent accounting pronouncements

In August 2018, the FASB issued ASU 2018-13—Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement, to modify the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement, based on the concepts in the Concepts Statement, including the consideration of costs and benefits. The amendments in this Update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company adopted ASU 2018-13 during the quarter ended March 31, 2020 and its adoption did not have any material impact on the Company’s consolidated financial statements.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying unaudited consolidated financial statements.

F-10

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

NOTE 3 – DISCONTINUED OPERATIONS OF VITEL AND ONCBIOMUNE MEXICO

On December 29, 2017, the Board of Directors of the Company determined to sell or otherwise dispose of its interest in Vitel and OncBioMune Mexico due to disputes with the original Vitel Stockholders and resulting loss of operational control of the assets and operations of Vitel and OncBioMune Mexico. Accordingly, Vitel and OncBioMune Mexico are now treated as a discontinued operation for all periods presented in accordance with ASC 205-20. At December 31, 2018 and after deconsolidation, the Company has recorded the liabilities of these subsidiaries that existed at December 31, 2017 as a contingent liability and therefore reflected liabilities of discontinued operation of $686,547 on the accompanying consolidated balance sheet, which consist of accounts payable balances incurred through December 31, 2017. This decision will enable the Company to focus more of its efforts and resources on the Phase 2 clinical trial of ProscaVax™ in the United States.

Pursuant to ASC Topic 205-20, Presentation of Financial Statements - Discontinued Operations, the business of the OncBioMune Mexico and Vitel are now considered discontinued operations because of management’s decision of December 29, 2017.

The assets and liabilities classified as discontinued operations in the Company’s consolidated financial statements as of March 31, 2020 and December 31, 2019 are set forth below.

	March 31, 2020	December 31, 2019
Assets:
Current assets:
Cash	$—	—
Total current assets	—	—
Total assets	$—	$—
Liabilities:
Current liabilities:
Accounts payable	$686,547	$686,547
Due to related parties	—	—
Payroll liabilities	—	—
Total current liabilities	686,547	686,547
Total liabilities	$686,547	$686,547

F-11

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

NOTE 4 – CONVERTIBLE DEBT

November 2016 Financing

On November 23, 2016, the Company entered into Amended and Restated Securities Purchase Agreements (the “Amended and Restated Securities Purchase Agreements”) with three institutional investors (the “Purchasers”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Amended and Restated Securities Purchase Agreements, the Company issued upon closing to the Purchasers for an aggregate subscription amount of $350,000, (i) 14.29% Original Issue Discount 10% Senior Secured Convertible Notes (the “November 2016 Notes”) and (ii) warrants (the “Warrants”) to purchase aggregate of 3,111 shares of the Company’s common stock at an initial exercise price of $131.25 (subject to adjustments under certain conditions as defined in the Warrants) (see below for reduction of warrant exercise price) which are exercisable for a period of five years from November 23, 2016. The aggregate principal amount of the November 2016 Notes was $350,000 and the Company received $300,000 after giving effect to the original issue discount of $50,000. The November 2016 Notes bore interest at a rate equal to 10% per annum (which interest rate increased to 24% per annum upon the occurrence of an Event of Default (as defined in the November 2016 Notes)), had a maturity date of July 23, 2017 and were convertible (principal, and interest) at any time after the issuance date into shares of the Company’s common stock at an initial conversion price equal to $112.50 per share (subject to adjustment as provided in the Note) (see below for reduction for reduction of conversion price), provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the November 2016 Notes were convertible and the November 2016 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). Due to non-payment of the November 2016 Notes, an event of default occurred and accordingly, the November 2016 Notes and Warrants are convertible and exercisable based on the default terms.

On May 23, 2017, in connection with the November 2016 Notes, the Company entered into forbearance agreements (the “Forbearance Agreements”) with the Purchases whereby the Purchasers waived any event of default, as defined in the November 2016 Notes. The Company failed to make a payment on May 23, 2017 to each of the Holders as required pursuant to the November 2016 Notes which resulted in an event of default under such Notes. As of result of the event of default, the aggregate amount owing under the November 2016 Notes as of May 23, 2017 was increased to $509,135 with such amount including a mandatory default amount of $141,299 and accrued interest of $17,836 resulting in debt settlement expense of $141,299 which was recorded in May 2017. The Forbearance Agreements also provide for the Holders to forbear their right to demand an immediate cash payment of the principal amount due plus accrued interest as a result of the Company’s failure to satisfy its payment obligations to the Holder on May 23, 2017 so long as the Company complies with its other obligations under the November 2016 Notes and the other transaction documents. The Forbearance Agreements did not waive the default interest rate of 24%. In consideration therefore, and as currently set forth in the November 2016 Notes, the Holders shall be entitled to convert such notes from time to time at their discretion in accordance with the terms of the November 2016 Notes and the November 2016 Notes shall not be subject to repayment unless agreed to by the Holder of such Note. In connection with the Forbearance Agreements, in May 2017, the Company increased the principal balance of the November 2016 Notes by $159,135, reduced accrued interest payable by $17,836, and recorded debt settlement expense of $141,299. In 2017, the Company also increased the principal amount of these notes by $42,327 and charged this to interest expense for other default charges and other expenses.

In 2017, the Purchasers converted $369,423 and $32,878 of outstanding principal and interest, respectively, of the November 2016 Notes into 11,150 shares of common stock.

In 2018, the Purchasers fully converted the remaining outstanding principal and interest of $139,712 and $21,869, respectively, of the November 2016 Notes into 17,372 shares of the Company’s common stock. The November 2016 Notes had no outstanding balance as of December 31, 2018.

The November 2016 Notes and related Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the November 2016 Notes shall be convertible and the November 2016 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). Subsequent to the date of these November 2016 Notes, the Company sold stock at a share price of $56.25 per share then $37.50 per share and then $7.50 per share. Accordingly, pursuant to these ratchet provisions, the conversion price on the November 2016 Notes were lowered to $37.50 per share then to $22.50 per share and then to $4.50 per share and the exercise price of the November 2016 Warrants was lowered to $4.50. Additionally, the total number of November 2016 Warrants were increased on a full ratchet basis from 3,111 warrants to 42,346 warrants, an increase of 39,235 warrants (see Note 8). In September 2017, the Company issued 12,729 shares of its common stock upon the cashless exercise of 12,099 of these warrants (see Note 8). As of March 31, 2020, there were 30,247 warrants outstanding under the November 2016 Warrants.

F-12

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

June 2017 Financing

On June 2, 2017, the Company entered into a Securities Purchase Agreement (the “Second Securities Purchase Agreement”) with the Purchasers for the sale of the Company’s convertible notes and warrants. Pursuant to the terms provided for in the Second Securities Purchase Agreement, the Company issued the Purchasers for an aggregate subscription amount of $233,345: (i) 14.29% Original Issue Discount 10% Senior Secured Convertible Notes (the “June 2017 Notes”); and (ii) warrants (the “June 2017 Warrants”) to purchase an aggregate of 2,074 shares of the Company’s common stock at an initial exercise price of $131.25 (subject to adjustments under certain conditions as defined in the June 2017 Warrants) and exercisable for five years after the issuance date.

The aggregate principal amount of the June 2017 Notes was $233,345 and the Company received $190,000 after giving effect to the original issue discount of $33,345 and $10,000 of offering costs. The June 2017 Notes bear interest at a rate equal to 10% per annum (which interest rate is increased to 24% per annum upon the occurrence of an Event of Default (as defined in the June 2017 Notes)), have a maturity date of February 2, 2018 and are convertible (principal and interest) at any time after the issuance date, into shares of the Company’s common stock at an initial conversion price equal to $112.50 per share (subject to adjustment as provided in the June 2017 Notes), provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the June 2017 Notes shall be convertible and the June 2017 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). The June 2017 Notes are currently in default. The June 2017 Notes provide for two amortization payments on the six-month, seven-month and eight-month anniversary of the issue date with each amortization payment being one third of the total outstanding principal and interest. If the six-month amortization payment is made in cash then the payment is an amount equal to 120% of the applicable amortization payment and if the seven-month or the eight-month amortization payments are made in cash then the payment is an amount equal to 125% of the applicable amortization payment. The June 2017 Notes may be prepaid at any time until the 180th day following the Original Issue Date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest during the period from the Original Issue Date through the three months following the Original Issue Date, and (ii) 120% of outstanding principal balance of the June 2017 Notes and accrued and unpaid interest during months four through six following the Original Issue Date. In order to prepay the June 2017 Notes, the Company shall provide 20 Trading Days prior written notice to the Holder, during which time the Holder may convert the June 2017 Notes in whole or in part at the Conversion Price. During the nine months ended June 30, 2018, the Company also increased the principal amount of these notes by $2,268 for other default charges and other expenses. In 2018, the Purchasers converted $118,786 and $7,036 outstanding principal and interest, respectively, of the June 2017 Notes into 19,819 shares of the Company’s common stock. In addition, pursuant a securities purchase agreement dated September 24, 2018, the Company purchased back from one Purchaser, a June 2017 Note with $37,814 and $4,534 of outstanding principal and interest, respectively. In 2019, the Purchasers converted $77,782, $13,593 and $36,134 outstanding principal, interest and default interest, respectively, of the June 2017 Notes into 32,180 shares of the Company’s common stock. As of March 31, 2020, the June 2017 Notes had outstanding principal and accrued interest of $1,495 and $0, respectively.

The June 2017 Notes and related June 2017 Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the June 2017 Notes shall be convertible and the June 2017 Warrants shall be exercisable at Default Conversion Price as defined above. Subsequent to the date of these June 2017 Notes, the Company sold stock at a share price of $37.50 per share and then $7.50 per share. Accordingly, pursuant to these ratchet provisions, the conversion price of the notes were lowered to $4.50 per shares and the exercise price of the June 2017 Warrants were lowered to $4.50 per share and the total number of June 2017 Warrants were increased on a full ratchet basis from 2,074 warrants to 60,497 warrants, an increase of 58,423 warrants (see Note 8). In 2018, the Company issued 11,332 shares of its common stock upon the cashless exercise of 12,099 of the June 2017 Warrants and 8,066 of these warrants were purchased back from the lender. As of March 31, 2020, there were 40,331 warrants outstanding under the June 2017 Warrants.

F-13

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

July 2017 Financing

On July 26, 2017, the Company entered into a Securities Purchase Agreement (the “Third Securities Purchase Agreement”) with the Purchasers for the sale of the Company’s convertible notes and warrants. Pursuant to the terms provided for in the Third Securities Purchase Agreement, the Company issued to the Purchasers for an aggregate subscription amount of $300,000: (i) 10% Original Issue Discount 5% Senior Secured Convertible Notes in the aggregate principal amount of $333,883 (the “July 2017 Notes”); and (ii) warrants (the “July 2017 Warrants”) to purchase an aggregate of 6,359 shares of the Company’s common stock at an exercise price of $75.00 per share (subject to adjustments under certain conditions as defined in the Warrants). The July 2017 Notes were issued on July 26, 2017. The July 2017 Notes bear interest at a rate equal to 5% per annum (which interest rate is increased to 24% per annum upon the occurrence of an Event of Default (as defined in the July 2017 Notes)), have a maturity date of March 25, 2018 and are convertible (principal, and interest) at any time after the issuance date into shares of the Company’s common stock at a conversion price equal to $52.50 per share (subject to adjustment as provided in the July 2017 Notes), provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the July 2017 Notes shall be convertible and the July 2017 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). The July 2017 Notes are currently in default. The July 2017 Notes provide for three amortization payments on the six-month, seven-month and eight-month anniversary of the issue date with each amortization payment being one third of the total outstanding principal and interest. If the six-month amortization payment is made in cash then the payment is an amount equal to 110% of the applicable amortization payment and if the seven-month or the eight-month amortization payments are made in cash then the payment is an amount equal to 115% of the applicable amortization payment. The July 2017 Notes may be prepaid at any time until the 210th day following the Original Issue Date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest during the period from the Original Issue Date through the three months following the Original Issue Date, and (ii) 120% of outstanding principal balance of the July 2017 Notes and accrued and unpaid interest during months four through seven following the Original Issue Date. In order to prepay the July 2017 Notes, the Company shall provide 20 Trading Days prior written notice to the Purchaser, during which time the Purchaser may convert the July 2017 Notes in whole or in part at the Conversion Price. During the year ended December 31, 2018, the Purchasers converted $111,295, $11,414 and $47,028 of outstanding principal, accrued interest and default interest, respectively, of the July 2017 Notes into 31,053 shares of common stock. In addition, pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, a July 2017 Note with $155,812 and $38,395 of outstanding principal and interest.

On June 5, 2018, the original purchaser of the July 2017 Notes entered into an Assignment Agreement (“First Note Assignment”) with the assignee (“First Assignee”) for the sale of a portion of the July 2017 Notes (“First Assigned Note”) with outstanding principal of $111,295 and accrued interest of $29,180. In connection with the First Note Assignment, a default interest in the amount of $53,733 was charged, which was included in the sale price and updated principal of the First Assigned Note totaling $194,208.

On October 16, 2018, the First Assignee, in turn entered into an Assignment Agreement (“Second Note Assignment”) with another assignee (“Second Assignee”) for the sale of the First Assigned Note with outstanding principal of $194,208 and accrued interest of $3,204. In connection with the Second Note Assignment, a prepayment premium of $49,353 was charged which was included in the sale price and updated principal of $246,765. In 2018, the Purchasers converted $17,500 of the outstanding principal of the new Note (“Second Assigned Note”), into 4,818 shares of common stock.

During the quarter ended September 30, 2019, the default interest charged on June 2018 of $53,733 and prepayment premium charged on October 2018 of $49,535, an aggregate penalty of $103,268, was contested by the Company and the penalties related to these note assignments were removed from the outstanding principal balance of the Second Assigned Note. In addition, certain amounts of the accrued liabilities had been previously included in the principal balance of $32,384 was reversed and a new accrued interest based in the agreed upon principal balance was accrued which totaled $30,612. In 2019, the Purchaser converted $65,140 of outstanding principal, of the Second Assigned Note, into 106,622 shares of common stock. As of March 31, 2020, the Second Assigned Note (July 2017 Notes) had an outstanding principal balance of $28,655 and accrued interest of $33,658.

The July 2017 Notes and related Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the July 2017 Notes shall be convertible and the July 2017 Warrants shall be exercisable at the Default Conversion Price as define above. Subsequent to the date of these July 2017 Notes, the Company sold stock at a share price of $37.50 per share and then at $7.50 per share. Accordingly, pursuant to these ratchet provisions, the conversion price of the July 2017 Notes was lowered to $4.50 per share and the exercise price of the July 2017 Warrants was lowered to $4.50 per share and the total number of July 2017 Warrants was increased on a full ratchet basis from 6,359 warrants to 105,994 warrants, an increase of 99,635 warrants (see Note 8). In 2018, the Company issued 32,289 shares of its common stock upon the cashless exercise of 35,332 of these warrants. As of March 31, 2020, there were 70,663 warrants outstanding under the July 2017 Warrants.

F-14

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

January 2018 Financing

On January 29, 2018, the Company entered into a Securities Purchase Agreement (the “Fourth Securities Purchase Agreement”) with the Purchasers for the sale of the Company’s convertible notes and warrants. Pursuant to the terms provided for in the Fourth Securities Purchase Agreement, the Company issued to the Purchasers for an aggregate subscription amount of $333,333: (i) 10% Original Issue Discount 5% Senior Secured Convertible Notes in the aggregate principal amount of $333,333 (the “January 2018 Notes”); and (ii) 5 year warrants (the “January 2018 Warrants”) to purchase an aggregate of 11,111 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the Warrants). The closing under the Fourth Securities Purchase Agreement occurred on January 29, 2018. The aggregate principal amount of the January 2018 Notes is $333,333 and the Company received $295,000 after giving effect to the original issue discount of $33,333 and offering costs of $5,000. These January 2018 Notes bear interest at a rate equal to 5% per annum (which interest rate is increased to 18% per annum upon the occurrence of an Event of Default (as defined in the January 2018 Notes)), have a maturity date of September 29, 2018 and are convertible (principal, and interest) at any time after the issuance date into shares of the Company’s common stock at a conversion price equal to $22.50 per share (subject to adjustment as provided in the January 2018 Notes), provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the January 2018 Notes shall be convertible and the January 2018 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). The January 2018 Notes are currently in default. The January 2018 Notes provide for three amortization payments on the six-month, seven-month and eight-month anniversary of the original issue date with each amortization payment being one third of the total outstanding principal and interest. If the six-month amortization payment is made in cash, then the payment is an amount equal to 110% of the applicable amortization payment and if the seven-month or the eight-month amortization payments are made in cash then the payment is an amount equal to 115% of the applicable amortization payment. The January 2018 Notes may be prepaid at any time until the 180th day following the Original Issue Date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest during the period from the Original Issue Date through the five months following the Original Issue Date, and (ii) 120% of outstanding principal balance of the January 2018 Notes and accrued and unpaid interest during the six month following the Original Issue Date. In order to prepay the January 2018 Notes, the Company shall provide 20 Trading Days prior written notice to the Purchaser, during which time the Purchaser may convert the January 2018 Notes in whole or in part at the Conversion Price. Pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, a January 2018 Note with $111,111 and $98,031 outstanding principal and interest, respectively. In 2019, the Purchasers converted $8,945 of outstanding principal into 47,119 shares of the Company’s common stock. As of March 31, 2020, the January 2018 Notes had outstanding principal and accrued interest of $213,277 and $76,889, respectively.

The January 2018 Notes and related Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the January 2018 Notes shall be convertible and the January 2018 Warrants shall be exercisable at the Default Conversion Price as defined above. The total number of January 2018 Warrants were increased on a full ratchet basis from 11,111 warrants to 4,948,350, an aggregate increase of 4,937,239 warrants (see Note 8). Pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, warrants to purchase 10,078 (post anti-dilution) of the Company’s common stock. As of March 31, 2020, there were 4,938,272 warrants outstanding under the January 2018 Warrants.

March 2018 Financing

On March 13, 2018, the Company entered into a Securities Purchase Agreement (the “Fifth Securities Purchase Agreement”) securities with the Purchasers for the sale of the Company’s convertible notes and warrants. Pursuant to the terms provided for in the Fifth Purchase Agreement, the Company issued for an aggregate subscription amount of $333,333: (i) 10% Original Issue Discount 5% Senior Secured Convertible Notes in the aggregate principal amount of $333,333 (the “March 2018 Notes”) and (ii) warrants (the “March 2018 Warrants”) to purchase an aggregate of 16,667 shares of the Company’s common stock at an exercise price of $30.00 per share. The aggregate principal amount of the March 2018 Notes is $333,333 and as of the date the Company received $61,000 after giving effect to the original issue discount of $33,333 and offering costs of $10,000 which are treated as a debt discount, the payment of legal and accounting fees of $29,000 not related to March 2018 Notes and the funding of an escrow account held by an escrow agent of $200,000. The March 2018 Notes bear interest at a rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the March 2018 Notes)), have a maturity date of November 13, 2018 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the March 2018 Notes); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the March 2018 Notes shall be convertible and the March 2018 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days of the common stock as reported on the OTCQB or other principal trading market (the “Default Conversion Price”). The March 2018 Notes are currently in default. The March 2018 Notes provide for amortization payments on each of the six-month anniversary of the issue date, seven-month anniversary of the issue date and on the maturity date with each amortization payment being one third of the total outstanding principal and all interest accrued as of the payment date. If the six-month amortization payment is made in cash then the Company shall pay the holder 110% of the applicable amortization payment and if the seven-month or the maturity date amortization payments are made in cash then the Company shall pay the holder 115% of the applicable amortization payment. The holder may elect at its option to receive the amortization payments in common stock subject to certain equity conditions. The March 2018 Notes may be prepaid at any time until the 180th day following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest through the five month anniversary of the issue date, and (ii) 120% of outstanding principal balance of the Notes and accrued and unpaid interest from the fifth month anniversary of the issue date through the six month anniversary of the issue date. In order to prepay the March 2018 Notes, the Company shall provide 20 trading days prior written notice to the holders, during which time a holder may convert its March 2018 Notes in whole or in part at the conversion price. Pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, a convertible note with $111,111 and $97,383 outstanding principal and accrued interest, respectively. In 2019, the Purchasers converted $69,444 and $612 outstanding principal and accrued interest, respectively, of the March 2017 Notes into 21,779 shares of the Company’s common stock. As of March 31, 2020, the March 2018 Notes had outstanding principal and accrued interest of $152,778 and $53,418, respectively.

F-15

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The March 2018 Notes and related March 2018 Warrants includes; (i) down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception; and (ii) default conversion and exercise price provisions where, the March 2018 Notes shall be convertible and shall be exercisable at the Default Conversion Price as defined above. Pursuant to a securities purchase agreement dated September 24, 2018, the Company purchased back, from one Purchaser, warrants to purchase 15,117 (post anti-dilution) of the Company’s common stock. The total number of March 2018 Warrants was increased on a full ratchet basis from 16,667 warrants to 7,422,526, an aggregate increase of 7,405,859 warrants. As of March 31, 2020, there were 7,407,408 warrants outstanding under the March 2018 Warrants (see Note 8).

July 2018 Financing

On July 25, 2018, the Company entered into a securities purchase agreement (the “Sixth Securities Purchase Agreement”) with an institutional investor for the sale of a convertible note in the aggregate principal amount of $150,000 (the “July 2018 Note”). The July 2018 Note bears interest at 8% per year and matures on July 24, 2019. The July 2018 Note is convertible into common stock at a 25% discount to the average of the closing prices of the common stock for the prior five trading days including the date upon which a notice of conversion is received by the Company or its transfer agent. The holder will not have the right to convert any portion of its note if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to its conversion. The July 2018 Note may be prepaid at the Company’s option at a 105% premium between 30 days and 180 days after issuance, and at a 110% premium between 180 days after issuance and the maturity date. Upon certain events defined in the note as “sale events”, the holder may demand repayment of the note for 125% of the principal plus accrued but unpaid interest. The note also includes certain penalties upon the occurrence of an event of default, including an increase in the principal and reduction in the conversion rate, as further described in the July 2018 Note. The Company agreed to use its best efforts to file a proxy statement and take all necessary corporate actions in order to obtain shareholder approval to increase its authorized shares of common stock or effect a reverse split to allow for reserving sufficient shares of common stock to allow for full conversion of the July 2018 Note. As of March 31, 2020, the July 2018 Note is in default, and accruing interest at 24% and had outstanding principal and accrued interest of $150,000 and $33,074, respectively.

September 2018 Financing

On September 24, 2018, the Company entered into a securities purchase agreement (the “Seventh Purchase Agreement” and together with the Amended and Restated Purchase Agreements and the Second, Third, Fourth, Fifth and Sixth Purchase Agreement, the “Securities Purchase Agreements”) with four accredited investors (the “Seventh Round Purchasers” and together with the Purchasers, the “Note Purchasers”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Seventh Purchase Agreement, the Company issued to the Seventh Round Purchasers for an aggregate subscription amount of $1,361,111; (i) 10% Original Issue Discount 5% Senior Convertible Notes in the aggregate principal amount of $1,361,111 (the “September 2018 Notes”) and (ii) 5 year warrants (the “September 2018 Warrants”) to purchase an aggregate of 68,056 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the September 2018 Warrants). The Company received $1,181,643 in aggregate net proceeds from the sale, net of $136,111 original issue discount and $43,357 in legal fees. The September 2018 Notes bear interest at a rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the September 2018 Notes)), had a maturity date of May 24, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the September 2018 Notes); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the September 2018 Notes shall be convertible and the September 2018 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days (the “Default Conversion Price”). The September 2018 Notes are currently in default. The September 2018 Notes provide for amortization payments on each of the six-month anniversary of the issue date, seven-month anniversary of the issue date and on the maturity date with each amortization payment being one third of the total outstanding principal and all interest accrued as of the payment date. If the six-month amortization payment is made in cash then the Company shall pay the holder 110% of the applicable amortization payment and if the seven-month or the maturity date amortization payments are made in cash then the Company shall pay the holder 115% of the applicable amortization payment. The holder may elect at its option to receive the amortization payments in common stock subject to certain equity conditions. The Notes may be prepaid at any time until the 180th day following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the note and accrued and unpaid interest through the five month anniversary of the issue date, and (ii) 120% of outstanding principal balance of the notes and accrued and unpaid interest during month six following the original issuance date of the notes. In order to prepay the notes, the Company shall provide 20 trading days prior written notice to the holders, during which time a holder may convert its note in whole or in part at the conversion price. In 2019, the Purchasers converted $58,073 and $28,234 outstanding principal and accrued interest, respectively, of the September 2018 Notes into 39,934 shares of the Company’s common stock. As of March 31, 2020, the September 2018 Notes had outstanding principal and accrued interest of $1,303,038 and $207,759, respectively.

F-16

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The initial exercise price of the September 2018 Warrants is $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The September 2018 Warrants are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants. Accordingly, pursuant to the default provisions, the September 2018 Notes shall be convertible and the September 2018 Warrants shall be exercisable at the Default Conversion Price as defined above. The total number of September 2018 Warrants was increased on a full ratchet basis from 68,056 warrants to 45,370,371, an aggregate increase of 45,302,315 warrants (see Note 8). As of March 31, 2020, there were 45,370,371 warrants outstanding under the September 2018 Warrants.

November 2018 Financing

On November 13, 2018, the Company entered into a securities purchase agreement (the “Eighth Purchase Agreement”) with an institutional accredited investor (the “Eighth Round Purchaser”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Eighth Purchase Agreement, the Company issued to the Eighth Round Purchasers for an aggregate subscription amount of $127,778: (i) 10% Original Issue Discount 5% Senior Convertible Note in the aggregate principal amount of $127,778 (the “November 2018 Note”) and (ii) 5 year warrants (the “November 2018 Warrants”) to purchase an aggregate of 6,389 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the November 2018 Warrants). The Company received $112,500 in aggregate net proceeds from the sale, net of $12,778 Original Issue Discount and $2,500 of legal fees. The November 2018 Note bears interest at a rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the November 2018 Note)), has a maturity date of July 13, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the November 2018 Note); provided, however, that if an Event of Default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the November 2018 Note shall be convertible and the November 2018 Warrants shall be exercisable at 60% of the lowest closing price during the prior twenty trading days (the “Default Conversion Price”). The November 2018 Note provides for amortization payments on each of the six-month anniversary of the issue date, seven-month anniversary of the issue date and on the maturity date with each amortization payment being one third of the total outstanding principal and all interest accrued as of the payment date. If the six-month amortization payment is made in cash then the Company shall pay the holder 110% of the applicable amortization payment and if the seven-month or the maturity date amortization payments are made in cash then the Company shall pay the holder 115% of the applicable amortization payment. The holder may elect at its option to receive the amortization payments in common stock subject to certain equity conditions. The Note may be prepaid at any time until the 180th day following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the Note and accrued and unpaid interest through the five month anniversary of the issue date, and (ii) 120% of outstanding principal balance of the Note and accrued and unpaid interest during month six following the original issuance date of the notes. In order to prepay the notes, the Company shall provide 20 trading days prior written notice to the holders, during which time a holder may convert its note in whole or in part at the conversion price. As of March 31, 2020, the November 2018 Note is in default and had outstanding principal and accrued interest of $127,778 and $23,021, respectively.

The initial exercise price of the November 2018 Warrants was $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The November 2018 Warrants are exercisable for cash at any time and is exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrant in the two years after the issue date of the Warrants (“Dilutive Issuances”). Accordingly, pursuant to the default provisions, the November 2018 Warrant shall be exercisable at the Default Conversion Price as defined above. The total number of November 2018 Warrants was increased on a full ratchet basis from 6,389 warrants to 4,259,260, an aggregate increase of 4,252,871 warrants. As of March 31, 2020, there were 4,259,260 warrants outstanding under the November 2018 Warrants (see Note 8).

F-17

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

January 2019 Financing

On January 18, 2019, the Company entered into a securities purchase agreement (the “Ninth Securities Purchase Agreement”) with an institutional investor for the sale of a convertible note in the aggregate principal amount of $146,875 (the “January 2019 Note I”). The closing occurred on January 22, 2019, with the Company receiving net proceeds of $125,000, net of $12,500 OID and $9,375 of legal fees. The January 2019 Note I had an interest rate of 5% per annum and matures on January 18, 2020. During the first six months the January 2019 Note I may be converted, all or a portion, of the outstanding principal into shares of the Company’s common stock at a fixed conversion price of $15.00 per share. Starting on the six-month anniversary, the conversion price shall be equal to 60% of the lowest trading price of the common stock during the 20 prior trading days (including the day upon which a notice of conversion is received). The January 2019 Note I may not be converted to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates to exceed more than 9.9% of the Company’s issued and outstanding common stock. If the Company prepays the January 2019 Note I within 150 days of its issuance, the Company must pay the principal at a cash redemption premium of 115%, in addition to accrued interest; if such prepayment is made from the151st day to the 180th day after issuance, then such redemption premium is 120%, in addition to accrued interest. After the 180th day following the issuance of the January 2019 Note I, there shall be no further right of prepayment. In 2019, the Purchaser converted $61,955 and $1,852 of outstanding principal and accrued interest, respectively, into 256,262 shares of the Company’s common stock. During the three months ended March 31, 2020, the Purchaser converted $3,830 and $282 of outstanding principal and accrued interest, respectively, into 85,780 shares of the Company’s common stock. As of March 31, 2020, the January 2019 Note I was in default and had outstanding principal and accrued interest of $81,090 and $11,786, respectively.

On January 18, 2019, the Company entered into a securities purchase agreement (the “Tenth Securities Purchase Agreement”) with an institutional investor for the sale of a convertible note in the aggregate principal amount of $88,125 (the “January 2019 Note II”). The closing occurred on January 29, 2019, with the Company receiving net proceeds of $75,000, net of $7,500 OID and $5,625 of legal fees. The January 2019 Note II had an interest rate of 5% per annum and matures on January 18, 2020. During the first six months the January 2019 Note II is in effect, the purchaser may convert all or a portion of the outstanding principal of the January 2019 Note II into shares of the Company’s common stock at a fixed conversion price of $15.00 per share. Starting on the six-month anniversary, the conversion price shall be equal to 60% of the lowest trading price of the common stock during the 20 prior trading days (including the day upon which a notice of conversion is received). The purchaser may not convert the January 2019 Note II to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. If the Company prepays the January 2019 Note II within 150 days of its issuance, the Company must pay the principal at a cash redemption premium of 115%, in addition to accrued interest; if such prepayment is made from the151st day to the 180th day after issuance, then such redemption premium is 120%, in addition to accrued interest. After the 180th day following the issuance of the January 2019 Note II, there shall be no further right of prepayment. In 2019, the Purchasers converted $15,000 and $16 outstanding principal and accrued interest, respectively, into 3,708 shares of the Company’s common stock. As of March 31, 2020, the January 2019 Note II was in default and had outstanding principal and accrued interest of $73,125 and $13,727, respectively.

March 2019 Financing

On March 25, 2019, the Company entered into a securities purchase agreement (the “Eleventh Purchase Agreement”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Eleventh Purchase Agreement, the Company issued to the Eleventh Round Purchaser for an aggregate subscription amount of $50,000: (i) 10% Original Issue Discount and 5% Senior Convertible Notes in the aggregate principal amount of $55,556 (the “March 2019 Note”) and (ii) 5 year warrants (the “March 2019 Warrants”) to purchase an aggregate of 2,778 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the March 2019 Warrants). The Company received $50,000 in net proceeds from the sale, net of $5,556 OID. The March 2019 Note bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the March 2019 Note)), shall mature on November 25, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the March 2019 Note); provided, however, that if an Event of Default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the March 2019 Note shall be convertible and the March 2019 Warrants shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the March 2019 Note to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The March 2019 Note may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the March 2019 Note and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the March 2019 Note and accrued and unpaid interest during month six following the original issue date. In order to prepay the March 2019 Note, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the March 2019 Note in whole or in part at the conversion price. As of March 31, 2020, the March 2019 Note was in default and had outstanding principal and accrued interest of $55,556 and $9,005, respectively.

F-18

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The initial exercise price of the March 2019 Warrants was $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The March 2019 Warrants are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). Accordingly, pursuant to the default provisions, the March 2019 Warrants shall be convertible shall be exercisable at the Default Conversion Price as defined above. The total number of March 2019 Warrants was increased on a full ratchet basis from 2,778 warrants to 1,851,852, an aggregate increase of 1,849,074 warrants. As of March 31, 2020, there were 1,851,852 warrants outstanding under the March 2019 Warrants (see Note 8).

April 2019 Financings

On April 1, 2019, the Company entered into a securities purchase agreement (the “Twelfth Purchase Agreement”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Twelfth Purchase Agreement, the Company issued to the Twelfth Round Purchaser a Note (“April 2019 Note I”) for a principal amount of $27,778 with 10% OID and 5 year warrants (the “April 2019 Warrants I”) to purchase an aggregate of 1,389 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the April 2019 Warrants I). The Company received net proceeds of $25,000, net of $2,778 OID. The April 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the April 2019 Note I)), shall mature on December 2, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the April 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the April 2019 Note I shall be convertible and the April 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the April 2019 Note I to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The April 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the April 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the April 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the April 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the April 2019 Note I in whole or in part at the conversion price. As of March 31, 2020, the April 2019 Note I was in default and had outstanding principal and accrued interest of $27,778 and $4,471, respectively.

The initial exercise price of the April 2019 Warrants I was $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The April 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the April 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of April 2019 Warrants I was increased on a full ratchet basis, during the year ended December 31, 2019, from 1,389 warrants to 925,926, an aggregate increase of 924,537 warrants. As of March 31, 2020, there were 925,926 warrants outstanding under the April 2019 Warrants I (see Note 8).

F-19

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

On April 29, 2019, the Company entered into a securities purchase agreement (the “Thirteenth Purchase Agreements”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Thirteenth Purchase Agreements, the Company issued to the Thirteenth Round Purchasers a note (the “April 2019 Notes II”) for an aggregate principal amount of $205,279 with 10% Original Issue Discount and five-year warrants (the “April 2019 Warrants II”) to purchase an aggregate of 10,264 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the April 2019 Warrants II). The Company received $185,450 in aggregate net proceeds from the sale, net of $19,829 OID. The April 2019 Notes II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the April 2019 Notes II)), shall mature on December 29, 2019 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the April 2019 Notes II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the April 2019 Notes II shall be convertible and the April 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the April 2019 Notes II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The April 2019 Notes II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the April 2019 Notes II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the April 2019 Notes II and accrued and unpaid interest during month six following the original issue date. In order to prepay the April 2019 Notes II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the April 2019 Notes II in whole or in part at the conversion price. As of March 31, 2020, the April 2019 Notes II were in default and had outstanding principal and accrued interest of $205,279 and $32,288, respectively.

The initial exercise price of the April 2019 Warrants II is $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The April 2019 Warrants II are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the April 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of April 2019 Warrants II was increased on a full ratchet basis from 10,264 warrants to 6,842,593, an aggregate increase of 6,832,329 warrants. As of March 31, 2020, there were 6,842,593 warrants outstanding under the April 2019 Warrants II (see Note 8).

May 2019 Financing

On May 29, 2019, the Company entered into a securities purchase agreement (the “Fourteenth Purchase Agreement”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Fourteenth Purchase Agreement, the Company issued to the Fourteenth Round Purchasers a note (the “May 2019 Notes”) for an aggregate principal of $10,000 with 10% OID and five-year warrants (the “May 2019 Warrants”) to purchase an aggregate of 500 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the May 2019 Warrants). The Company received $9,000 in aggregate net proceeds from the sale, net of $1,000 OID. The May 2019 Notes bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the May 2019 Notes)), shall mature on January 29, 2020 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the May 2019 Notes); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the May 2019 Notes shall be convertible and the May 2019 Warrants shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the May 2019 Notes to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The May 2019 Notes may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the May 2019 Notes and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the May 2019 Notes and accrued and unpaid interest during month six following the original issue date. In order to prepay the May 2019 Notes, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the May 2019 Notes in whole or in part at the conversion price. As of March 31, 2020, the May 2019 Notes were in default and had outstanding principal and accrued interest of $10,000 and $1,357, respectively.

The initial exercise price of the May 2019 Warrants is $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The May 2019 Warrants are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the May 2019 Warrants shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of May 2019 Warrants was increased on a full ratchet basis from 500 warrants to 333,333, an aggregate increase of 332,833 warrants. As of March 31, 2020, there were 333,333 warrants outstanding under the May 2019 Warrants (see Note 8).

F-20

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

June 2019 Financing

On June 3, 2019, the Company entered into a securities purchase agreement (the “Fifteenth Purchase Agreement”) for the sale of the Company’s convertible notes and warrants. Pursuant to the Fifteenth Purchase Agreement, the Company issued to the Fifteenth Round Purchasers a note (the “June 2019 Note I”) with an aggregate principal of $129,167 with 10% OID and five- year warrants (the “June 2019 Warrants I”) to purchase an aggregate of 6,458 shares of the Company’s common stock at an exercise price of $30.00 per share (subject to adjustments under certain conditions as defined in the June 2019 Warrants I). The Company received $116,250 in aggregate net proceeds from the sale, net of $12,917 OID. The June 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the June 2019 Note I)), shall mature on February 3, 2020 and the principal and interest are convertible at any time at a conversion price equal to $15.00 per share (subject to adjustment as provided in the June 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the June 2019 Note I shall be convertible and the June 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the June 2019 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The June 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance and accrued and unpaid interest during month six following the original issue date. In order to prepay the June 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the June 2019 Note I in whole or in part at the conversion price. As of March 31, 2020, the June 2019 Note I was in default and had outstanding principal and accrued interest of $129,167 and $17,397, respectively.

The initial exercise price of the June 2019 Warrants I is $30.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The June 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the June 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of June 2019 Warrants I was increased on a full ratchet basis from 6,458 warrants to 4,305,556, an aggregate increase of 4,299,098 warrants. As of March 31, 2020, there were 4,305,556 warrants outstanding under the June 2019 Warrants I (see Note 8).

On June 26, 2019, the Company entered into a securities purchase agreement (the “Sixteenth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Sixteenth Purchase Agreement, the Company issued to the Sixteenth Round Purchaser a note (the “June 2019 Note II”) with a principal amount of $55,556 with 10% OID and five- year warrants (the “June 2019 Warrants II”) to purchase an aggregate of 5,556 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the June 2019 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,556 original issue discount. The June 2019 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the June 2019 Note II)), shall mature on February 26, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the June 2019 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the June 2019 Note II shall be convertible and the June 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the June 2019 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The June 2019 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the June 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the June 2019 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the June 2019 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the June 2019 Note II in whole or in part at the conversion price. As of March 31, 2020, the June 2019 Note II was in default and had outstanding principal and accrued interest of $55,556 and $7,308, respectively.

F-21

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The initial exercise price of the June 2019 Warrants II is $15.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The June 2019 Warrants II are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the June 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of June 2019 Warrants II was increased on a full ratchet basis from 5,556 warrants to 1,851,852, an aggregate increase of 1,846,296 warrants. As of March 31, 2020, there were 1,851,852 warrants outstanding under the June 2019 Warrants II (see Note 8).

July 2019 Financing

On July 2, 2019, the Company closed a securities purchase agreement (the “Seventeenth Purchase Agreement”), dated June 26, 2019, for the sale of the Company’s convertible notes and warrants. Pursuant to the Seventeenth Purchase Agreement, the Company issued to the Seventeenth Round Purchaser a note (the “July 2019 Note I”) for a principal amount of $55,556 with 10% OID and five- year warrants (the “July 2019 Warrants I”) to purchase an aggregate of 5,556 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the July 2019 Warrants I). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,556 original issue discount. The July 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the July 2019 Note I)), shall mature on February 26, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the July 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the July 2019 Note I shall be convertible and the July 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the July 2019 Note I to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The July 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the July 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the July 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the July 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the July 2019 Note I in whole or in part at the conversion price. As of March 31, 2020, the July 2019 Note I was in default and had outstanding principal and accrued interest of $55,556 and $7,262, respectively.

F-22

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The initial exercise price of the July 2019 Warrants I is $15.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The July 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the July 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of July 2019 Warrants I was increased on a full ratchet basis from 5,556 warrants to 1,851,852, an aggregate increase of 1,846,296 warrants. As of March 31, 2020, there were 1,851,852 warrants outstanding under the July 2019 Warrants I (see Note 8).

On July 8, 2019, the Company closed a securities purchase agreement (the “Eighteenth Purchase Agreement”), dated June 26, 2019, for the sale of the Company’s convertible notes and warrants. Pursuant to the Eighteenth Purchase Agreement, the Company issued to the Eighteenth Round Purchaser a note (the “July 2019 Note II”) for principal amount of $55,556 with 10% OID and five-year warrants (the “July 2019 Warrants II”) to purchase an aggregate of 5,556 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the July 2019 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,556 original issue discount. The July 2019 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the July 2019 Note II)), shall mature on February 26, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the July 2019 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the July 2019 Note II shall be convertible and the July 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the July 2019 Note II to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The July 2019 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the July 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the July 2019 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the July 2019 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the July 2019 Note II in whole or in part at the conversion price. As of March 31, 2020, the July 2019 Note II was in default and had outstanding principal and accrued interest of $55,556 and $7,216, respectively.

F-23

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The initial exercise price of the July 2019 Warrants II is $15.00 per share, subject to adjustment as described below and are exercisable for five years after the issuance date. The July 2019 Warrants II are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the July 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of July 2019 Warrants II was increased on a full ratchet basis from 5,556 warrants to 1,851,852, an aggregate increase of 1,846,296 warrants. As of March 31, 2020, there were 1,851,852 warrants outstanding under the July 2019 Warrants II (see Note 8).

August 2019 Financing

On August 19, 2019, the Company closed a securities purchase agreement (the “Nineteenth Purchase Agreement”), dated July 30, 2019, for the sale of the Company’s convertible notes and warrants. Pursuant to the Nineteenth Purchase Agreement, the Company issued to the Nineteenth Round Purchaser a note (the “August 2019 Note I”) for principal amount of $27,778 with 10% OID and five-year warrants (the “August 2019 Warrants I”) to purchase an aggregate of 2,778 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the August 2019 Warrants I). The Company received $25,000 in aggregate net proceeds from the sale, net of $2,778 original issue discount. The August 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the August 2019 Note I)), shall mature on March 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the August 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the August 2019 Note I shall be convertible and the August 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the August 2019 Note I to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The August 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the August 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the August 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the August 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the August 2019 Note I in whole or in part at the conversion price. As of March 31, 2020, the August 2019 Note I was in default and had outstanding principal and accrued interest of $27,778 and $2,667, respectively.

The initial exercise price of the August 2019 Warrants I was $15.00 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The August 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the August 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants. The total number of August 2019 Warrants I was increased on a full ratchet basis from 2,778 warrants to 925,926, an aggregate increase of 923,148 warrants. As of March 31, 2020, there were 925,926 warrants outstanding under the August 2019 Warrants I (see Note 8).

F-24

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

On August 28, 2019, the Company entered into a securities purchase agreement (the “Twentieth Securities Purchase Agreement”) with an institutional investor for the sale of a convertible note in the aggregate principal amount of $29,700 (the “August 2019 Notes II”). The Company received net proceeds of $25,000, net of OID and legal fees of $4,700. The August 2019 Note II has an interest rate of 5% per annum and matures on August 27, 2020. During the first six months the August 2019 Note II may be converted, all or a portion, of the outstanding principal into shares of the Company’s common stock at a fixed conversion price of $7.50 per share. Starting on the six-month anniversary, the conversion price shall be equal to 60% of the lowest closing bid price of the common stock during the 20 prior trading days (including the day upon which a notice of conversion is received). The August 2019 Note II may not be converted to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates to exceed more than 9.9% of the Company’s issued and outstanding common stock. The August 2019 Note II can be prepaid during the first 180 days for a redemption price equal to 140% of the sum of the outstanding principal and accrued interest and shall forfeit the right of prepayment after the 180th day following the issuance date. As of March 31, 2020, the August 2019 Note II was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $29,700 and $3,708, respectively.

September 2019 Financing

On September 27, 2019, the Company closed a securities purchase agreement dated September 25, 2019 (the “Twenty-first Purchase Agreement”), for the sale of the Company’s convertible notes and warrants. Pursuant to the Twenty-first Purchase Agreement, the Company issued to the Twenty-first Round Purchaser a note (the “September 2019 Note”) for principal amount of $166,667 with 10% OID and five-year warrants (the “September 2019 Warrants”) to purchase an aggregate of 16,667 shares of the Company’s common stock at an exercise price of $15.00 per share (subject to adjustments under certain conditions as defined in the September 2019 Warrants). The Company received $150,000 in net proceeds, net of $16,667 OID. The September 2019 Note bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the September 2019 Note)), shall mature on May 27, 2020 and the principal and interest are convertible at any time at a conversion price equal to $7.50 per share (subject to adjustment as provided in the September 2019 Note); provided, however, that if an Event of Default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the September 2019 Note shall be convertible and the September 2019 Warrants shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the September 2019 Note to the extent that such conversion would result in beneficial ownership by the purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The September 2019 Note may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance and accrued and unpaid interest during month six following the original issue date. The Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the September 2019 Note in whole or in part at the conversion price. As of March 31, 2020, the September 2019 Note was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $166,667 and $15,041, respectively.

The initial exercise price of the September 2019 Warrants is $15.00 per share, subject to adjustment as described below, and is exercisable for five years after the issuance date. The September 2019 Warrants is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the Warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants. In an Event of Default, pursuant to the default provision, the September 2019 Warrants shall be exercisable at the Default Conversion Price as defined above. The total number of September 2019 Warrants was increased on a full ratchet basis from 16,667 warrants to 5,555,667, an aggregate increase of 5,539,000 warrants. As of March 31, 2020, there were 5,555,667 warrants outstanding under the September 2019 Warrants (see Note 8).

November 2019 Financing

On November 15, 2019, the Company entered into a securities purchase agreement (the “Twenty-second Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty-second Purchase Agreement, the Company issued to the Twenty-second Round Purchaser a note (the “November 2019 Note I”) with a principal amount of $55,500 with 10% OID and five- year warrants (the “November 2019 Warrants I”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the November 2019 Warrants I). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,500 original issue discount. The November 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the November 2019 Note I)), shall mature on August 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the November 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the November 2019 Note I shall be convertible and the November 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the November 2019 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The November 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the November 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the November 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the November 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the November 2019 Note I in whole or in part at the conversion price. As of March 31, 2020, the November 2019 Note I was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $55,500 and $3,750, respectively.

F-25

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The initial exercise price of the November 2019 Warrants I is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The November 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the November 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of November 2019 Warrants I was increased on a full ratchet basis from 277,500 warrants to 1,233,333, an aggregate increase of 955,833 warrants. As of March 31, 2020, there were 1,233,333 warrants outstanding under the November 2019 Warrants I (see Note 8).

On November 15, 2019, the Company entered into a securities purchase agreement (the “Twenty-third Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- third Purchase Agreement, the Company issued to the Twenty- third Round Purchaser a note (the “November 2019 Note II”) with a principal amount of $55,500 with 10% OID and five- year warrants (the “November 2019 Warrants II”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the November 2019 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,500 original issue discount. The November 2019 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the November 2019 Note II)), shall mature on August 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the November 2019 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the November 2019 Note II shall be convertible and the November 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the November 2019 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The November 2019 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the November 2019 Note II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the November 2019 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the November 2019 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the November 2019 Note II in whole or in part at the conversion price. As of March 31, 2020, the November 2019 Note II was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $55,500 and $3,750, respectively.

The initial exercise price of the November 2019 Warrants II is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The November 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the November 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of November 2019 Warrants II was increased on a full ratchet basis from 275,000 warrants to 1,222,222, an aggregate increase of 947,222 warrants. As of March 31, 2020, there were 1,222,222 warrants outstanding under the November 2019 Warrants II (see Note 8).

F-26

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

December 2019 Financing

On December 23, 2019, the Company entered into a securities purchase agreement (the “Twenty-fourth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- fourth Purchase Agreement, the Company issued to the Twenty- fourth Round Purchaser a note (the “December 2019 Note I”) with a principal amount of $55,500 with 10% OID and five- year warrants (the “December 2019 Warrants I”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the December 2019 Warrants I). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,500 original issue discount. The December 2019 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the December 2019 Note I)), shall mature on September 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the December 2019 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the December 2019 Note I shall be convertible and the December 2019 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the December 2019 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The December 2019 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the December 2019 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the December 2019 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the December 2019 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the December 2019 Note I in whole or in part at the conversion price. As of March 31, 2020, the December 2019 Note I was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $55,500 and $2,710, respectively.

The initial exercise price of the December 2019 Warrants I is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The December 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the December 2019 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of December 2019 Warrants I was increased on a full ratchet basis from 277,500 warrants to 1,233,333, an aggregate increase of 955,833 warrants. As of March 31, 2020, there were 1,233,333 warrants outstanding under the December 2019 Warrants I (see Note 8).

On December 23, 2019, the Company entered into a securities purchase agreement (the “Twenty-fifth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- fifth Purchase Agreement, the Company issued to the Twenty- fifth Round Purchaser a note (the “December 2019 Note II”) with a principal amount of $55,500 with 10% OID and five- year warrants (the “December 2019 Warrants II”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the December 2019 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,500 original issue discount. The December 2019 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the December 2019 Note II)), shall mature on September 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the December 2019 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the December 2019 Note II shall be convertible and the December 2019 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the December 2019 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The December 2019 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the December 2019 Note II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the December 2019 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the December 2019 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the December 2019 Note II in whole or in part at the conversion price. As of March 31, 2020, the December 2019 Note II was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $55,500 and $2,710, respectively.

F-27

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The initial exercise price of the December 2019 Warrants II is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The December 2019 Warrants I are exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the December 2019 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of December 2019 Warrants II was increased on a full ratchet basis from 277,500 warrants to 1,233,333, an aggregate increase of 955,833 warrants. As of March 31, 2020, there were 1,233,333 warrants outstanding under the December 2019 Warrants II (see Note 8).

January 2020 Financing

On January 27, 2020, the Company entered into a securities purchase agreement (the “Twenty-sixth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- sixth Purchase Agreement, the Company issued to the Twenty- sixth Round Purchaser a note (the “January 2020 Note I”) with a principal amount of $55,000 with 10% OID and five-year warrants (the “January 2020 Warrants I”) to purchase an aggregate of 275,000 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the January 2020 Warrants I). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,000 original issue discount. The January 2020 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the January 2020 Note I)), shall mature on October 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the January 2020 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the January 2020 Note I shall be convertible and the January 2020 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the January 2020 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The January 2020 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the January 2020 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the January 2020 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the January 2020 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the January 2020 Note I in whole or in part at the conversion price. As of March 31, 2020, the January 2020 Note I was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $55,500 and $1,752, respectively.

The initial exercise price of the January 2020 Warrants I is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The January 2020 Warrants I is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the January 2020 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of January 2020 Warrants I was increased on a full ratchet basis from 275,000 warrants to 1,222,222, an aggregate increase of 947,222 warrants. As of March 31, 2020, there were 1,222,222 warrants outstanding under the January 2020 Warrants I (see Note 8).

On January 29, 2020, the Company entered into a securities purchase agreement (the “Twenty-seventh Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty-seventh Purchase Agreement, the Company issued to the Twenty- seventh Round Purchaser a note (the “January 2020 Note II”) with a principal amount of $55,000 with 10% OID and five-year warrants (the “January 2020 Warrants II”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the January 2020 Warrants II). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,000 original issue discount. The January 2020 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the January 2020 Note II)), shall mature on October 30, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the January 2020 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the January 2020 Note II shall be convertible and the January 2020 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the January 2020 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The January 2020 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the January 2020 Note II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the January 2020 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the January 2020 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the January 2020 Note II in whole or in part at the conversion price. As of March 31, 2020, the January 2020 Note II was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $55,500 and $1,697, respectively.

F-28

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The initial exercise price of the January 2020 Warrants II is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The January 2020 Warrants II is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the Warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the January 2020 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of January 2020 Warrants II was increased on a full ratchet basis from 277,500 warrants to 1,233,333, an aggregate increase of 955,833 warrants. As of March 31, 2020, there were 1,233,333 warrants outstanding under the January 2020 Warrants II (see Note 8).

March 2020 Financing

On March 18, 2020, the Company entered into a securities purchase agreement (the “Twenty-Eight Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- Eight Purchase Agreement, the Company issued to the Twenty-Eight Round Purchaser a note (the “March 2020 Note I”) with a principal amount of $41,667 with 10% OID and five-year warrants (the “March 2020 Warrants I”) to purchase an aggregate of 208,333 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the March 2020 Warrants I). The Company received $37,500 in aggregate net proceeds from the sale, net of $4,167 original issue discount. The March 2020 Note I bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the March 2020 Note I)), shall mature on November 18, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the March 2020 Note I); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the March 2020 Note I shall be convertible and the March 2020 Warrants I shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the March 2020 Note I to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The March 2020 Note I may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the March 2020 Note I and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the March 2020 Note I and accrued and unpaid interest during month six following the original issue date. In order to prepay the March 2020 Note I, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the March 2020 Note I in whole or in part at the conversion price. As of March 31, 2020, the March 2020 Note I was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $41,667 and $267, respectively.

The initial exercise price of the March 2020 Warrants I is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The March 2020 Warrants I is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the Warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the March 2020 Warrants I shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of March 2020 Warrants I was increased on a full ratchet basis from 208,333 warrants to 925,924, an aggregate increase of 717,591 warrants. As of March 31, 2020, there were 925,9254 warrants outstanding under the March 2020 Warrants I (see Note 8).

F-29

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

On March 18, 2020, the Company entered into a securities purchase agreement (the “Twenty-Ninth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Twenty- Ninth Purchase Agreement, the Company issued to the Twenty-Ninth Round Purchaser a note (the “March 2020 Note II”) with a principal amount of $41,667 with 10% OID and five-year warrants (the “March 2020 Warrants II”) to purchase an aggregate of 208,333 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the March 2020 Warrants II). The Company received $37,500 in aggregate net proceeds from the sale, net of $4,167 original issue discount. The March 2020 Note II bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the March 2020 Note II)), shall mature on November 18, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the March 2020 Note II); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the March 2020 Note II shall be convertible and the March 2020 Warrants II shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the March 2020 Note II to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The March 2020 Note II may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the March 2020 Note II and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the March 2020 Note II and accrued and unpaid interest during month six following the original issue date. In order to prepay the March 2020 Note II, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the March 2020 Note II in whole or in part at the conversion price. As of March 31, 2020, the March 2020 Note II was in default (under provision Section 7(a)(i) of the note) and had outstanding principal and accrued interest of $41,667 and $267, respectively.

The initial exercise price of the March 2020 Warrants II is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The March 2020 Warrants II is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the Warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the March 2020 Warrants II shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”). The total number of March 2020 Warrants II was increased on a full ratchet basis from 208,333 warrants to 925,924, an aggregate increase of 717,591 warrants. As of March 31, 2020, there were 925,9254 warrants outstanding under the March 2020 Warrants II (see Note 8).

The June 2017, July 2017, January 2018, March 2018, July 2018, September 2018, November 2018, January 2019, March 2019, April 2019, May 2019, June 2019, July 2019, August 2019, September 2019 Notes, November 2019 Notes, December 2019 Notes, January 2020 Notes and March 2020 Notes (collectively, the “Notes”) contain certain covenants such as default provisions, restrictions on the incurrence of indebtedness, creation of liens, payment of restricted payments, redemptions, payment of cash dividends and the transfer of assets. The Notes also contains certain adjustment provisions that apply in connection with any stock split, stock dividend, stock combination, recapitalization or similar transactions. The conversion price is also subject to adjustment if the Company issues or sells shares of its common stock for a consideration per share less than the conversion price then in effect, or issue options, warrants or other securities convertible or exchange for shares of its common stock at a conversion or exercise price less than the conversion price of these Notes then in effect. If either of these events should occur, the conversion price is reduced to the lowest price at which these securities were issued or are exercisable. The Company granted the Note Purchasers certain rights of first refusal on future offerings by the Company for as long as the Note Purchasers hold the Notes. In addition, subject to limited exceptions, the Note Purchasers will not have the right to convert any portion of the Notes if the Note Purchaser, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to its conversion. The Note Purchaser may increase or decrease this ownership limitation to any percentage not exceeding 9.99% upon 61 days prior written notice to the Company.

F-30

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The November 2016, June 2017, July 2017, January 2018, March 2018, September 2018, November 2018 and March 2019, April 2019, May 2019, June 2019, July 2019, August 2019, September 2019, November 2019, December 2019 Warrants, January 2020 Warrants and March 2020 Warrants (collectively, the “Warrants”) are exercisable for shares of the Company’s common stock upon the payment in cash of the exercise price and they are also exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the Warrants. The exercise price of the Warrants are subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. The exercise price of the Warrants are also subject to full ratchet price adjustment if the Company sells or grants any option to purchase, sells or re-prices any common stock or common stock equivalents, as defined, at an exercise price lower than the then-current exercise price of the Warrants with the exception for certain exempted issuances and subject to certain limitations on the reduction of the exercise price as provided in the Warrants in the two years after the issue date of the Warrants. In the event of a fundamental transaction, as described in these warrants and generally including any reorganization, recapitalization or reclassification of the common stock, the sale, transfer or other disposition of all or substantially all of the Company’s properties or assets, the Company’s consolidation or merger with or into another person, the acquisition of more than 50% of the outstanding common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by the outstanding common stock, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction; provided that upon the occurrence of certain fundamental transactions, the holder can require the Company to purchase the Warrants for cash at a price equal to the higher of the Black Scholes Value of the unexercised portion of the Warrants or difference between the cash per share paid in the fundamental transaction and the exercise price per share. The holders of the Warrants will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants.

To secure the Company’s obligations under each of the June 2017, July 2017, January 2018, March 2018, September 2018 and November 2018 Notes, the Company entered into Security Agreements, Pledge Agreements and Subsidiary Guaranty’s with Calvary Fund I LP, as agent, pursuant to which the Company granted a lien on all assets of the Company (the “Collateral”) excluding permitted indebtedness which included a first lien held by Regions Bank in connection with the $100,000 revolving promissory note entered into with Regions Bank in October 2014, for the benefit of the Note Purchasers. Upon an Event of Default (as defined in the related Notes), the Note Purchasers may, among other things, collect or take possession of the Collateral, proceed with the foreclosure of the security interest in the Collateral or sell, lease or dispose of the Collateral.

During the three months ended March 31, 2020, the Company issued an aggregate of 85,780 shares of its common stock upon the conversion of principal note balance of $3,830 and accrued interest of $282. These shares of common stock had an aggregate fair value $12,350 and the difference between the aggregate fair value and the aggregate converted amount of $4,112 resulted in a loss on debt extinguishment of $8,238.

Derivative Liabilities Pursuant to Notes and Warrants

In connection with the issuance of the Notes and Warrants, the Company determined that the terms of the Notes and Warrants contain terms that included a down-round provision under which the conversion price and exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception and included various other terms such as default provisions that caused derivative treatment. Accordingly, under the provisions of ASC 815-40 –Derivatives and Hedging – Contracts in an Entity’s Own Stock, the embedded conversion option contained in the convertible instruments and the Warrants were accounted for as derivative liabilities at the date of issuance and shall be adjusted to fair value through earnings at each reporting date. The fair value of the embedded conversion option derivatives and warrant derivatives were determined using the Binomial valuation model. At the end of each period, on the date that debt was converted into common shares, and on the date of a cashless exercise of warrants, the Company revalued the embedded conversion option and warrants derivative liabilities.

In July 2017, FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features. These amendments simplify the accounting for certain financial instruments with down-round features. The amendments require companies to disregard the down-round feature when assessing whether the instrument is indexed to its own stock, for purposes of determining liability or equity classification. The guidance was adopted as of January 1, 2019 and the Company elected to record the effect of this adoption retrospectively to outstanding financial instruments with a down round feature by means of a cumulative-effect adjustment to the consolidated balance sheet as of the beginning of 2019, the period which the amendment is effective. The Company adopted ASU No. 2017-11 in the first quarter of 2019, and the adoption did not have any impact on its consolidated financial statements and there were no cumulative effect adjustments as there were other notes and warrants provisions that caused derivative treatment.

In connection with the issuance of the January 2020 and March 2020 Notes and related Warrants, during three months ended March 31, 2020, on the initial measurement date, the fair values of the embedded conversion option derivative and warrants derivative of $182,931 was recorded as derivative liabilities and was allocated as a debt discount up to the net proceeds of the January 2020 and March 2020 Notes (see Note 2).

At the end of the period, the Company revalued the embedded conversion option and warrants derivative liabilities. In connection with these revaluations and the initial derivative expense, the Company recorded derivative expense of $4,373,169 and $3,077,306 for the three months ended March 31, 2020 and 2019, respectively.

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

During the three months ended March 31, 2020, the fair value of the derivative liabilities was estimated using the Binomial valuation model with the following assumptions:

Dividend rate	—%
Term (in years)	0.01 to 5.00 years
Volatility	235 % to 259%
Risk-free interest rate	0.17 % to 1.53%

At March 31, 2020 and December 31, 2019, the convertible debt consisted of the following:

	March 31, 2020	December 31, 2019
Principal amount	$3,366,161	$3,175,655
Less: unamortized debt discount	(256,126)	(260,358)
Convertible note payable, net	$3,110,035	$2,915,297

For the three months ended March 31, 2020 and 2019, amortization of debt discounts related to the Notes amounted to $179,108 and $615,806, respectively, which has been included in interest expense on the accompanying condensed consolidated statements of operations.

NOTE 5 – LOANS PAYABLE

From June 2017 to September 2017, the Company entered into loan agreements with several third parties (the “Loans”). Pursuant to the loan agreements, the Company borrowed an aggregate principal amount of $538,875. The Loans bear interest at an annual rate of 33.3%, are unsecured and are in default. As of March 31,2020, and December 31, 2019, loan principal due to these third parties amounted to $538,875 for both periods. At March 31,2020, and December 31, 2019, accrued interest payable related to these Loans amounted to $474,961 and $430,223, respectively.

NOTE 6 – OPERATING LEASE RIGHT-OF-USE (“ROU”) ASSETS AND OPERATING LEASE LIABILITIES

In September 2015, the Company entered into a lease agreement for its corporate facility in Baton Rouge, Louisiana. The lease is for a period of 60 months commencing in September 2015 and expiring in August 2020. Pursuant to the lease agreement, the lease requires the Company to pay a monthly base rent of $3,067 plus a pro rata share of operating expenses beginning September 2015 and of monthly base rent $3,200 beginning plus a pro rata share of operating expenses beginning September 2018.

In adopting ASC Topic 842, Leases (Topic 842), the Company has elected the ‘package of practical expedients’, which permit it not to reassess under the new standard its prior conclusions about lease identification, lease classification and initial direct costs (see Note 2). In addition, the Company elected not to apply ASC Topic 842 to arrangements with lease terms of 12 month or less. On January 1, 2019, upon adoption of ASC Topic 842, the Company recorded right-of-use assets and lease liabilities of $59,216.

For the three months ended March 31, 2020, lease costs amounted to $12,284 which included base lease costs of $9,600 and common area and other expenses of $2,684, all of which were expensed during the period and included in general and administrative expenses on the accompanying condensed consolidated statements of operations.

On March 23, 2020, the Company and the lessor (collectively as “Parties”) entered into a Settlement Agreement and Mutual Release (“Settlement Agreement”) whereby the Parties have agreed to terminate the lease and settle all claims and to extinguish all rights and claims arising out of the lease agreement entered into in September 2015. Pursuant to the Settlement Agreement, the Parties have agreed to settle all claims for a $16,000 cash payment and the retention by the lessor of the $6,400 deposit. During the three months ended March 31, 2020, the Company recognized $7,884 gain related to the Settlement Agreement and was recorded as a gain on debt extinguishment. As of March 31, 2020, the Company had no remaining lease payments towards the lease.

The significant assumption used to determine the present value of the lease liability was a discount rate of 10% which was based on the Company’s estimated incremental borrowing rate.

F-32

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

Right-of-use asset (“ROU”) is summarized below:

March 31, 2020
Operating office lease	$59,216
Less accumulated reduction	(44,412)
Adjustment in connection with the termination of lease	(14,804)
Balance of ROU asset as of March 31, 2020	$—

Operating lease liability related to the ROU asset is summarized below:

March 31, 2020
Operating office lease	$59,216
Total lease liabilities	59,216
Reduction of lease liability	(44,412)
Adjustment in connection with the termination of lease	(14,804)
Total as of March 31, 2020	—

NOTE 7 – RELATED-PARTY TRANSACTIONS

Due to related parties

From time to time, the Company receives advances from and repays such advances to the Company’s former chief executive officer for working capital purposes and to repay indebtedness.

For the three months ended March 31, 2020, due to related party activity consisted of the following:

Total
Balance due to related parties at December 31, 2018	$(372,685)
Working capital advances received	(3,265)
Repayments made	—
Balance due to related parties at March 31, 2020	$(375,950)

NOTE 8 – STOCKHOLDERS’ DEFICIT

Shares Authorized

On April 3, 2019, the Company filed an amendment to its Articles of Incorporation to increase its authorized common stock from 500,000,000 shares to 1,500,000,000 shares (see Note 1). The Company’s 1,520,000,000 authorized shares consisted of 1,500,000,000 shares of common stock at $0.0001 per share par value, and 20,000,000 shares of preferred stock at $0.0001 per share par value.

On August 6, 2019, the Company filed an amendment to its Articles of Incorporation to increase its authorized common stock from 1,500,000,000 shares to 5,000,000,000 shares (see Note 1). The Company’s 5,020,000,000 authorized shares consist of 5,000,000,000 shares of common stock at $0.0001 per share par value, and 20,000,000 shares of preferred stock at $0.0001 per share par value.

On August 28, 2019, the Company filed an amendment to its Articles of Incorporation to implement a reverse stock split of the Company’s issued and outstanding shares of common and preferred stock at a ratio of 1-for-750 (the “Reverse Stock Split”), which became effective on September 12, 2019. In addition, the Company amended the articles to reduce the Company’s authorized shares to; (i) 6,666,667 shares of common stock and; (ii) 26,667 shares of preferred stock, including 1,333 shares of Series A Preferred and 10,523 shares of Series B Preferred. The Reverse Stock Split did not have any effect on the stated par value of the common and preferred stock. All share and per share amounts in the accompanying historical condensed consolidated financial statements have been retroactively adjusted to reflect the Reverse Stock Split (see Note 1).

Series A Preferred Stock

On August 20, 2015, the Company filed the Certificate of Designation with the Nevada Secretary of State, designating 1,333 shares of the authorized 26,667 Preferred Stock as Series A Preferred Stock. Each holder of Series A Preferred Stock is entitled to 500 votes for each share of Series A Preferred Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Company.

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ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The holders of Series A Preferred Stock shall have no special voting rights and their consent is not required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action. As of March 31, 2020, and December 31, 2019, there were 1,333 shares of the Company’s Series A Preferred Stock issued and outstanding. Of these shares, 667 are held by a former Chief Executive Officer and a current member of our Board of Directors and 666 shares are held by a former member of our Board of Directors.

Series B Preferred Stock

On March 7, 2017, the Company filed a certificate of designation, preferences and rights of Series B preferred stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada to designate 10,523 shares of its previously authorized preferred stock as Series B preferred stock, par value $0.0001 per share and a stated value of $0.0001 per share. The Certificate of Designation and its filing was approved by the Company’s board of directors without shareholder approval as provided for in the Company’s articles of incorporation and under Nevada law. The holders of shares of Series B preferred stock are entitled to dividends or distributions share for share with the holders of the Common Stock, if, as and when declared from time to time by the Board of Directors. The holders of shares of Series B preferred stock have the following voting rights:

●	Each share of Series B preferred stock entitles the holder to 100 votes on all matters submitted to a vote of the Company’s stockholders.

●	Except as otherwise provided in the Certificate of Designation, the holders of Series B preferred stock, the holders of Company common stock and the holders of shares of any other Company capital stock having general voting rights and shall vote together as one class on all matters submitted to a vote of the Company’s stockholders; and

●	Commencing at any time after the date of issuance of any shares of the Series B Preferred Stock (the “Issuance Date”) and upon the earliest of the occurrence of (i) a holder of the Series B Preferred Stock owning, directly or indirectly as a beneficiary or otherwise, shares of Common Stock which are less than 5.0% of the total outstanding shares of Common Stock, (ii) the date a holder of the Series B Preferred Stock is no longer an employee of the Company or any of its subsidiaries or (iii) five years after the Issuance Date, the Company shall have the right to redeem all of the then outstanding Series B Preferred Stock held by such holder at a price equal to the Stated Value (the “Redemption Price”). The Series B Preferred Stock which is redeemed as provided for in the Certificate of Designations shall be returned to the Company (and, if not so returned, shall automatically be deemed canceled). The Redemption Price shall be mailed to such holder at the holder’s address of record, and the Series B Preferred Stock owned by such holder shall be canceled.

In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive, share for share with the holders of shares of Common Stock and Series A Preferred Stock, all the assets of the Corporation of whatever kind available for distribution to stockholders, after the rights of the holders of the Series A Preferred Stock have been satisfied.

In March 2017, the Company issued 3,856 shares of Series B Preferred to Jonathan F. Head, Ph. D, the Company’s Chief Executive Officer and a member of the Board of Directors of the Company as provided for in the Contribution Agreement and was recorded as compensation expense. In addition, in March 2017 the Company issued 6,667 shares of Series B Preferred to Banco Actinver for the benefit of the Vitel Stockholders as partial consideration in the exchange for 100% of the issued and outstanding capital stock of Vitel. (see Note 3).

On February 20, 2019, pursuant to the Certificate of Designation, the Company exercised its right to redeem 6,667 shares of the Series B Preferred outstanding held by to Banco Actinver, S.A., in its capacity as Trustee of the Trust Agreement for the benefit of Mr. Cosme and Mr. Alaman equal to the stated value. The total redemption price equaled $500 or $0.075 per share of Series B Preferred. As of March 31, 2020, and December 31, 2019, there were 3,856 shares of Series B Preferred issued and outstanding for both periods.

Common Stock

Common stock issued for debt conversion

●	During the three months ended March 31, 2019, the Company issued an aggregate of 57,242 shares its common stock upon conversion of debt of $177,766 and accrued interest and penalties of $49,932. These shares of common stock had an aggregate fair value of $439,358 and the Company recorded $211,661 of loss on debt extinguishment related to the note conversions.

●	During the three months ended March 31, 2020, the Company issued an aggregate of 85,780 shares of its common stock upon the conversion of principal note balance of $3,830 and accrued interest of $282. These shares of common stock had an aggregate fair value $12,350 and the difference between the aggregate fair value and the aggregate converted amount of $4,112 resulted in a loss on debt extinguishment of $8,238.

F-34

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

Warrants

Warrants issued pursuant to equity subscription agreements

In 2016, in connection with the sale of common stock, the Company granted an aggregate of 1,292 five-year warrants to purchase common shares for an exercise price of $225 per common share to investors pursuant to unit subscription agreements. As of March 31, 2020, these warrants have not yet been issued.

In 2017, in connection with the sale of common stock, the Company granted an aggregate of 6,169 five-year warrants to purchase common shares for an exercise price of $225 per common share to investors pursuant to unit subscription agreements. As of March 31, 2020, these warrants have not yet been issued.

Warrants issued pursuant to Securities Purchase Agreements

The warrants detailed below, issued pursuant to the Securities Purchase Agreements (see Note 4), have initial exercise price between $0.20 and $131 (subject to adjustments under certain conditions as defined in the agreements) and includes a down-round provision under which the exercise price could be affected by future equity offerings undertaken by the Company or contain terms that are not fixed monetary amounts at inception. It also includes a default provision pursuant to which, these Warrants shall be exercisable at the Default Conversion Price as defined in the related Notes (see Note 4).

As of March 31, 2020, there were not enough authorized shares to allow the issuance of common stock if all the warrants need to be exercised.

F-35

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

Outstanding warrants as of March 31, 2020, all of which have been accounted for as derivative liabilities, are summarized as follows:

	Original warrants issued	Cumulative Anti-dilution adjustment	Expired, Cancelled or Forfeited	Warrants purchased back - Puritan Settlement Agreement (post anti- dilution)	Total warrants exercised (Cashless exercise)	Outstanding warrants as of March 31, 2020	Exercise price at March 31, 2020
Warrants related to the 2016 subscription agreements*	1,295	—	(3)	—	—	1,292	$225.00
Warrants related to the 2017 subscription agreements*	6,169	—	—	—	—	6,169	$225.00
November 2016 Warrants	3,111	39,235	—	—	(12,099)	30,247	$4.50
June 2017 Warrants	2,074	58,423	—	(8,067)	(12,099)	40,331	$4.50
July 2017 Warrants	6,359	99,635	—	—	(35,332)	70,662	$4.50
January 2018 Warrants	11,111	4,937,239	—	(10,078)	—	4,938,272	$0.05
March 2018 Warrants	16,667	7,405,859	—	(15,117)	—	7,407,409	$0.05
September 2018 Warrants	68,056	45,302,315	—	—	—	45,370,371	$0.05
November 2018 Warrants	6,389	4,252,871	—	—	—	4,259,260	$0.05
March 2019 Warrants	2,778	1,849,074	—	—	—	1,851,852	$0.05
April 2019 Warrants I	1,389	924,537	—	—	—	925,926	$0.05
April 2019 Warrants II	10,264	6,832,329	—	—	—	6,842,593	$0.05
May 2019 Warrants	500	332,833	—	—	—	333,333	$0.05
June 2019 Warrants I	6,458	4,299,098	—	—	—	4,305,556	$0.05
June 2019 Warrants II	5,556	1,846,296	—	—	—	1,851,852	$0.05
July 2019 Warrants I	5,556	1,846,296	—	—	—	1,851,852	$0.05
July 2019 Warrants II	5,556	1,846,296	—	—	—	1,851,852	$0.05
August 2019 Warrants	2,778	923,148	—	—	—	925,926	$0.05
September 2019 Warrants	16,667	5,539,000	—	—	—	5,555,667	$0.05
November 2019 Warrants I	277,500	955,833	—	—	—	1,233,333	$0.05
November 2019 Warrants II	275,000	947,222	—	—	—	1,222,222	$0.05
December 2019 Warrants I	277,500	955,833	—	—	—	1,233,333	$0.05
December 2019 Warrants II	277,500	955,833	—	—	—	1,233,333	$0.05
January 2020 Warrant I	275,000	947,222	—	—	—	1,222,222	$0.05
January 2020 Warrant II	277,500	955,833	—	—	—	1,233,333	$0.05
March 2020 Warrant I	208,333	717,591	—	—	—	925,924	$0.05
March 2020 Warrant II	208,333	717,591	—	—	—	925,924	$0.05
	2,255,399	95,487,442	(3)	(33,262)	(59,530)	97,650,046

* As of March 31, 2020, these warrants, for which the Company has an obligation to issue, have not yet been issued.

Warrants activities for the three months ended March 31, 2020 are summarized as follows:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balance Outstanding at December 31, 2019	73,443,406	$0.09	3.83	$—
Issued in connection with financings	969,166	0.05	4.89	—
Increase in warrants related to default adjustment	23,237,474	0.29	4.19	—
Expired	—	—	—	—
Exercised	—	—	—	—
Balance Outstanding at March 31, 2020	97,650,046	$0.07	3.74	$—
Exercisable at March 31, 2020	97, 650,046	$0.07	3.74	$—

Stock options

Effective February 18, 2011, our board of directors adopted and approved the 2011 stock option plan. The purpose of the 2011 stock option plan is to enhance the long-term stockholder value of our Company by offering opportunities to directors, key employees, officers, independent contractors and consultants of our Company to acquire and maintain stock ownership in our Company in order to give these persons the opportunity to participate in our Company’s growth and success, and to encourage them to remain in the service of our Company. A total of 57 options to acquire shares of our common stock were authorized under the 2011 stock option plan and during the 12 month period after the first anniversary of the adoption of the 2011 stock option plan, by our board of directors and during each 12 month period thereafter, our board of directors is authorized to increase the amount of options authorized under this plan by up to 14 shares. No options were granted under the 2011 stock option plan as of March 31, 2020.

F-36

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

During the three months ended March 31, 2020 and 2019, the Company recorded stock-based compensation expense of $17,639 and $68,383 related to stock options, respectively.

The Company uses the Black-Scholes pricing model to determine the fair value of its stock options which requires the Company to make several key judgments including:

●	the value of the Company’s common stock;
●	the expected life of issued stock options;
●	the expected volatility of the Company’s stock price;
●	the expected dividend yields to be realized over the life of the stock option; and
●	the risk-free interest rate over the expected life of the stock options.

The Company’s computation of the expected life of issued stock options was based on the simplified method as the Company does not have adequate exercise experience to determine the expected term. The interest rate was based on the U.S. Treasury yield curve in effect at the time of grant. The computation of volatility was based on the historical volatility of the Company’s common stock.

At March 31, 2020, there were 41,600 options issued and outstanding out of which 29,600 options were vested and exercisable.

As of March 31, 2020, there was $17,640 of unvested stock-based compensation expense to be recognized through April 24, 2020.

The aggregate intrinsic value at March 31, 2020 was $0 which was calculated based on the difference between the quoted share price on March 31, 2020 and the exercise price of the underlying options.

Stock option activities for the three months ended March 31, 2020 are summarized as follows:

	Number of Option	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balance Outstanding at December 31, 2019	41,600	$36.69	9.34	$—
Granted	—	—	—	—
Expired/Forfeited	—	—	—	—
Balance Outstanding at March 31, 2020	41,600	$36.69	8.50	$—
Exercisable at March 31, 2020	29,600	$47.91	7.86	$—

NOTE 9 – COMMITMENTS AND CONTINGENCIES

Employment Agreements

On February 2, 2016, the Company entered into an employment agreement with Jonathan F. Head, Ph.D. (“Dr. Head”) to serve as the Company’s Chief Executive Officer, the term of which runs for three years (from February 2, 2016 through February 1, 2019) and renews automatically for one year periods unless a written notice of termination is provided not less than 120 days prior to the automatic renewal date. The employment agreement with Dr. Head provides that Dr. Head’s salary for calendar year 2016 shall be $275,000 and for calendar year 2017 and for each calendar year thereafter during the term of the employment agreement with Dr. Head shall be an amount determined by the Board of Directors, which in no event shall be less than the annual salary that was payable by the Company to Dr. Head for the immediately preceding calendar year.

On February 2, 2016, the Company entered into an employment agreement with Andrew Kucharchuk (“Mr. Kucharchuk) to serve as the Company’s President and Chief Financial Officer, the term of which runs for three years (from February 2, 2016 through February 1, 2019) and renews automatically for one year periods unless a written notice of termination is provided not less than 120 days prior to the automatic renewal date. The employment agreement with Mr. Kucharchuk provides that Mr. Kucharchuk’s salary for calendar year 2016 shall be $200,000 and for calendar year 2017 and for each calendar year thereafter during the term of the employment agreement with Mr. Kucharchuk shall be an amount determined by the Board of Directors, which in no event shall be less than the annual salary that was payable by the Company to Mr. Kucharchuk for the immediately preceding calendar year.

F-37

ONCBIOMUNE PHARMACEUTICALS, INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2020

(Unaudited)

The above executives shall be eligible for an annual target bonus payment in an amount equal to ten percent of his base salary (“Bonus”). The Bonus is determined based on the achievement of certain performance objectives of the Company as established by the Board of Directors. The Bonus may be greater or less than the target Bonus, based on the level of achievement of the applicable performance objectives.

Effective December 26, 2018, the Company replaced Dr. Jonathan Head and appointed Dr. Brian Barnett as the new Chief Executive Officer. Dr. Head will continue to serve the Company as the Chairman of the Board of Directors and now as its Chief Scientific Officer effective December 26, 2018. Dr. Head is still negotiating the terms of his new employment agreement for his new position as the Chief Scientific Officer, with the Company, as of the date of this report.

On December 26, 2018, Dr. Barnett entered into an employment agreement with us (“Barnett Employment Agreement”) to serve as the Company’s Chief Executive Officer for a term of three years (from December 26, 2018 through December 26, 2021) that renewed automatically for one year periods unless a written notice of termination is provided not less than 180 days prior to the automatic renewal date. The Barnett Employment Agreement provided that Dr. Barnett’s salary for calendar year 2019 was $250,000 and for each calendar year thereafter during the term of the Barnett Employment Agreement shall be an amount determined by the Board of Directors, which in no event shall be less than the annual salary that was payable by the Company to Dr. Barnett for the immediately preceding calendar year.

Pursuant to the employment agreement, the Company also granted options to purchase a number of shares of the Company’s common stock equal to $100,000 divided by the volume weighted average price of the Company’s common stock for the ten (10) business days prior to the effective date of the employment agreement. The option grant is subject to continued employment, and was to vest ratably over the first three anniversary dates of the grant date. On April 24, 2019, Dr. Barnett was granted 11,130 stock options with exercise price of $9.00 per share, vest dates of; (i) 3,710 on January 9, 2020; (ii) 3,710 on January 9, 2021; and (iii) 3,710 on January 9, 2022 and expire on April 24, 2030. The stock options vest so long as the optionee remains an employee of the Company on the vesting date (except as otherwise provided for in the employment agreement between the Company and the optionee) (see Note 8). On November 8, 2019, Dr. Barnett resigned as the Company’s Chief Executive Officer which resulted in forfeiture of 11,130 of unvested stock options granted to him. The Company reversed $24,995 of stock-based compensation and $56,808 of the remaining deferred compensation which makes up the grant date fair value of $81,803 initially recorded as deferred compensation in April 2019.

Lease

Effective September 1, 2015, the Company leases its facilities under a non-cancelable operating lease which expires on August 31, 2020. The Company has the right to renew certain facility leases for an additional five years. Rent expense is $3,200 base rent per month plus operating expense and other fees (see Note 6).

On March 23, 2020, the Company and the lessor (collectively as “Parties”) entered into a Settlement Agreement and Mutual Release (“Settlement Agreement”) whereby the Parties have agreed to terminate the lease and settle all claims and to extinguish all rights and claims arising out of the lease agreement entered into in September 2015. Pursuant to the Settlement Agreement, the Parties have agreed to settle all claims for a $16,000 cash payment and the retention by the lessor of the $6,400 deposit. As of March 31, 2020, the Company had no remaining lease payments towards the lease (see Note 6).

NOTE 10 - SUBSEQUENT EVENTS

Subsequent to March 31, 2020, the Company issued a total of 22,795 shares of common stock to several investors, pursuant to the 2017 subscription agreements which were accounted for as commons stock issuable in 2017.

On May 6, 2020, the independent members of the Board approved the issuance of a total of 450,001 restricted shares of common stock to Dr. Head and Mr. Kucharchuk, in lieu of and in satisfaction of accrued and unpaid compensation owed to them in the aggregate amount of $27,000.

On May 8, 2020, the Company entered into a securities purchase agreement (the “Thirtieth Purchase Agreement”) for the sale of the Company’s convertible note and warrants. Pursuant to the Thirtieth Purchase Agreement, the Company issued to the Thirtieth Round Purchaser a note (the “May 2020 Note”) with a principal amount of $55,500 with 10% OID and five-year warrants (the “May 2020 Warrants”) to purchase an aggregate of 277,500 shares of the Company’s common stock at an exercise price of $0.20 per share (subject to adjustments under certain conditions as defined in the May 2020 Warrants). The Company received $50,000 in aggregate net proceeds from the sale, net of $5,500 original issue discount. The May 2020 Note bears an interest rate of 5% per year (which interest rate shall be increased to 18% per year upon the occurrence of an Event of Default (as defined in the May 2020 Note)), shall mature on October 8, 2020 and the principal and interest are convertible at any time at a conversion price equal to $0.20 per share (subject to adjustment as provided in the May 2020 Note); provided, however, that if an event of default has occurred, regardless of whether such Event of Default has been cured or remains ongoing, the May 2020 Note shall be convertible and the May 2020 Warrants shall be exercisable at 60% of the lowest closing price, as reported on the OTCQB or other principal trading market, during the prior twenty trading days (the “Default Conversion Price”). The purchaser may not convert the May 2020 Note to the extent that such conversion would result in beneficial ownership by a purchaser and its affiliates of more than 9.9% of the Company’s issued and outstanding common stock. The May 2020 Note may be prepaid at any time until the 180th following the original issue date at an amount equal to (i) 115% of outstanding principal balance of the May 2020 Note and accrued and unpaid interest during the period from the original issue date through the five months following the original issue date, and (ii) 120% of the outstanding principal balance of the May 2020 Note and accrued and unpaid interest during month six following the original issue date. In order to prepay the May 2020 Note, the Company shall provide twenty trading days prior written notice to the lender, during which time the purchaser may convert the May 2020 Note in whole or in part at the conversion price.

The initial exercise price of the May 2020 Warrants is $0.20 per share, subject to adjustment as described below, and are exercisable for five years after the issuance date. The May 2020 Warrants is exercisable for cash at any time and are exercisable on a cashless basis at any time there is no effective registration statement registering the shares of common stock underlying the warrants. The exercise price of the Warrants is subject to adjustment in the event of default, certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the common stock and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders. Pursuant to the default provision, the May 2020 Warrants shall be exercisable at the Default Conversion Price as defined above. The exercise price of the warrants is also subject to full ratchet price adjustment if the Company issues common stock at a price per share lower than the then-current exercise price of the warrants in the two years after the issue date of the Warrants (“Dilutive Issuances”).

On May 11, 2020, holders of 50.2% of the voting power of our capital stock acted by written consent in lieu of a meeting to approve an increase in the Company’s authorized common stock, par value $0.0001 per share, from 6,666,667 shares to 12,000,000,000 shares and to change our corporate name from OncBioMune Pharmaceuticals, Inc. to “Theralink Technologies, Inc.”

Asset Purchase Agreement

On May 12, 2020, OncBioMune Pharmaceuticals, Inc. (the “Company”) and Avant Diagnostics, Inc. (“Avant”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”).

Following the consummation of the transactions contemplated in the Asset Purchase Agreement, the Company will acquire substantially all of the assets of Avant and assume certain of its liabilities (the “Asset Sale Transaction”). Upon the terms and subject to the conditions of the Asset Purchase Agreement, Avant agreed to sell to the Company all of Avant’s title and interest in, to and under all of the assets, properties and rights of every kind and nature, whether real, personal or mixed, tangible or intangible (including goodwill), wherever located and whether now existing or hereafter acquired, except for the specific excluded assets, which relate to, or are used or held for use in connection with, Avant’s business. The Company also agreed to hire all Avant’s employees upon consummation of the Asset Sale Transaction. As consideration for the Asset Sale Transaction, Company shall issue to Avant 1,000 shares of a newly created Series D-1 Convertible Preferred Stock of the Company (the “Series D-1 Preferred”) and 656,674,588 warrants to replace warrants outstanding held by warrant holders of the seller. Upon the effectiveness of the amendment to our Articles of Incorporation to increase our authorized common stock to 12,000,000,000 shares, all such shares of Series D-1 Preferred issued to Avant shall automatically convert into approximately 4,441,400,000 shares of Common Stock of the Company. The Series D-1 Preferred, together with the warrants to be assumed and certain options to be granted to management and employees pursuant to employment arrangements to be finalized on or around the closing date shall represent approximately 85% of the fully-diluted shares of the Company upon closing of the Asset Sale Transaction.

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